                                 - August 2000 -


                                IMPORTANT NOTICE

                           TO VAN KAMPEN HIGH YIELD &
                                  TOTAL RETURN
                               FUND SHAREHOLDERS

QUESTIONS
   &  ANSWERS

Although we recommend that you read the complete Prospectus/Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q    WHY IS A SHAREHOLDER MEETING BEING HELD?

A You are being asked to vote on a reorganization (the "Reorganization") of Van Kampen High Yield & Total Return Fund (the "Target Fund") into Van Kampen High Income Corporate Bond Fund (the "Acquiring Fund"), a fund that pursues similar investment objectives.

Q    WHY IS THE REORGANIZATION BEING RECOMMENDED?

A    The purpose of the proposed Reorganization is to permit the shareholders to
     (i) achieve certain economies of scale from the combined fund's larger net asset size upon consummation of the reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

Q    HOW WILL THE REORGANIZATION AFFECT ME?

A Assuming shareholders of the Target Fund approve the Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund equal in value (at the time of issuance) to your shares of the Target Fund.

Q WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A You will pay no sales loads or commissions in connection with the Reorganization. If the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, generally will be shared equally by Van Kampen Investments, Inc.("Van Kampen Investments") and the combined fund. As more fully discussed in the combined Prospectus/Proxy Statement, the holding period with respect to the contingent deferred sales charge applicable to Class B shares or Class C shares of the Target Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such Class B shares or Class C shares from the Target Fund or (ii) the holder purchased Class B shares or Class C shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

Q HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE ACQUIRING FUND COMPARE TO THOSE PAYABLE BY THE TARGET FUND?

A The Acquiring Fund is advised by Van Kampen Asset Management, Inc.("Asset Management"), a subsidiary of Van Kampen Investments. The Target Fund is advised by Van Kampen Investment Advisory Corp.("Advisory Corp."), also a subsidiary of Van Kampen Investments. The Target Fund is subadvised by Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), an indirect, wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Management of the funds anticipates that, as a result of the Reorganization, shareholders of the Target Fund would be subject to lower total operating expenses as a percentage of net assets.

Q WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A If the Reorganization is approved, your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund equal in value to your class of shares of the Target Fund. Holders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund; holders of Class B shares of the Target Fund will receive Class B shares of the Acquiring Fund; and holders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Acquiring Fund (to simplify proof of and to preserve the tax basis of separate lots of shares).

Q    WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt solely of the shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Acquiring Fund or as a result of its liquidation.

Q WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE TARGET FUND BEFORE THE REORGANIZATION TAKES PLACE?

A If you choose to redeem or exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction.

Q    WHERE DO I CALL FOR FURTHER INFORMATION?

A Please call Investor Services at 1-800-341-2911 (Telecommunications Device for the Deaf users may call 1-800-772-8889) weekdays from 7:00 a.m.to 7:00 p.m. Central time.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Approval of Reorganization - mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


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                                      PROXY

                    VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                         SPECIAL MEETING OF SHAREHOLDERS

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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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1. FOR [ ]  AGAINST [ ] ABSTAIN  [ ]    The proposal to approve the Agreement
                                        and Plan of Reorganization XXXXXXXX.

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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (800) 421-5666

                           NOTICE OF SPECIAL MEETING
                                OCTOBER 11, 2000

  A Special Meeting of shareholders of Van Kampen High Yield & Total Return Fund will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on October 11, 2000 at 3:00 p.m. (the
"Special Meeting"), for the following purposes:

    (1) To approve an Agreement and Plan of Reorganization pursuant to which the Van Kampen High Yield & Total Return Fund would (i) transfer all of its assets to the Van Kampen High Income Corporate Bond Fund in exchange solely for Class
  A, B and C shares of beneficial interest of the Van Kampen High Income
  Corporate Bond Fund and the Van Kampen High Income Corporate Bond Fund's assumption of the liabilities of the Van Kampen High Yield & Total Return
  Fund, (ii) distribute such shares of the Van Kampen High Income Corporate Bond
  Fund to the holders of shares of the Van Kampen High Yield & Total Return Fund and (iii) be dissolved.

    (2) To transact such other business as may properly come before the Special
  Meeting.

  Shareholders of record as of the close of business on August 4, 2000 are entitled to vote at the Special Meeting or any adjournment thereof.

                                       For the Board of Directors,

                                       A. Thomas Smith III
                                       Vice President and Secretary

August 12, 2000

                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

                           PROSPECTUS/PROXY STATEMENT

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND

  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen High Yield & Total Return Fund (the "Target Fund") and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on October 11, 2000 at 3:00 p.m. and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on August 4, 2000 are entitled to vote at the Special Meeting or any adjournment thereof. The purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Target Fund (the "Reorganization") into the Van Kampen High Income Corporate Bond Fund (the "Acquiring Fund"). The Reorganization would result in shareholders of the Target Fund in effect exchanging their Class A, B and C Shares of the Target Fund for corresponding Class A, B and C Shares of the Acquiring Fund. The purpose of the Reorganization is to permit shareholders of the Target Fund to (i) achieve certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

  The Acquiring Fund is an open-end management investment company. The Target Fund is a series of the Van Kampen Series Fund, Inc., an open-end management investment company (the "Series Fund"). The primary investment objective of the Acquiring Fund is to seek to maximize current income. Capital appreciation is a secondary objective of the Acquiring Fund which is sought only when consistent with the Acquiring Fund's primary investment objective. The investment objective of the Target Fund is to seek to maximize total return. The investment objective of the Target Fund is similar to the investment objectives of the Acquiring Fund and the funds employ similar investment policies and practices in seeking to achieve their respective investment objectives. There can be no assurance that either fund will achieve its investment objectives. The address, principal executive office and telephone number of the funds is 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, (630) 684-6000 or (800) 421-5666.
The enclosed proxy and this Prospectus/Proxy Statement are first being sent to Target Fund shareholders on or about August 24, 2000.

                             ---------------------

  Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C Shares of the Acquiring Fund) and constitutes an offering of Class A, B and C Shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated August 12, 2000, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Acquiring Fund Prospectus") and Statement of Additional Information containing additional information about the Acquiring Fund, each dated December 29, 1999 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "Target Fund Prospectus"), dated October 28, 1999 (and as currently supplemented), and a combined Statement of Additional Information containing additional information about the Target Fund and other series of the Series Fund, dated April 3, 2000 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Acquiring Fund or the Target Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND, IF APPLICABLE, SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN INVESTOR SERVICES INC. BY CALLING (800) 421-5666 OR BY WRITING THE RESPECTIVE FUND AT THE ADDRESS SHOWN ABOVE.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The Acquiring Fund and the Series Fund, on behalf of the Target Fund, are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Acquiring Fund and the Series Fund, on behalf of the Target Fund, can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC, 20549-0102 or on the EDGAR database on the SEC's internet site (http://www.sec.gov).

  The date of this Prospectus/Proxy Statement is August 12, 2000.

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
THE PROPOSED REORGANIZATION.........................................       4
A.      SUMMARY.....................................................       4
          The Reorganization........................................       4
          Reasons for the Proposed Reorganization...................       5
          Comparison of the Acquiring Fund and the Target Fund......       7
B.      RISK FACTORS................................................      21
          Similarity of Risks.......................................      21
          Differences in Risks......................................      22
C.      THE PROPOSED REORGANIZATION.................................      23
          Terms of the Agreement....................................      23
          Description of Securities to be Issued....................      25
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................      25
          Federal Income Tax Consequences...........................      26
          Expenses..................................................      27
          Ratification of Investment Objectives, Investment Policies
            and Investment Restrictions, Distribution Plan and
            Advisory Agreement of the Acquiring Fund................      28
          Legal Matters.............................................      28
D.      RECOMMENDATION OF THE BOARD.................................      28
OTHER INFORMATION...................................................      29
A.      SHAREHOLDERS OF THE ACQUIRING FUND AND THE TARGET FUND......      29
B.      SHAREHOLDER PROPOSALS.......................................      30
VOTING INFORMATION AND REQUIREMENTS.................................      31
EXHIBIT A: MANAGEMENT'S DISCUSSION OF ACQUIRING FUND AND TARGET FUND
  PERFORMANCE.......................................................     A-1

                          THE PROPOSED REORGANIZATION

A. SUMMARY

  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Directors of the Target Fund (the "Target Fund Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the Target Fund. As a result of the Reorganization, shareholders of the Target Fund would acquire an interest in the Acquiring Fund.

  Shareholders should read the entire Prospectus/Proxy Statement carefully together with (i) the Acquiring Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement and (ii) the Series Fund Prospectus incorporated herein by reference. This Prospectus/Proxy Statement constitutes an offering of Class A, B and C Shares of the Acquiring Fund only.

THE REORGANIZATION

  This Prospectus/Proxy Statement is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the Series Fund, on behalf of the Target Fund, and the Acquiring Fund (the "Agreement"). The Agreement provides that the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for Class A, B and C Shares of beneficial interest of the Acquiring Fund and the Acquiring Fund's assumption of the liabilities of the Target Fund, (ii) distribute to each shareholder of the Target Fund shares of the respective class of shares of the Acquiring Fund equal in value to the shareholder's existing shares of the Target Fund and (iii) dissolve pursuant to a plan of liquidation and dissolution promptly following the Closing (as defined herein) (collectively, the "Reorganization").

  The Target Fund Board has determined that the Reorganization is in the best interests of shareholders of each class of shares of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board") has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of each class of shares of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

  The Target Fund Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on October 11, 2000. If shareholders of the Target Fund approve the Reorganization, it is expected that the

Closing will be after the close of business on or about October 13, 2000, but it may be at a different time as described herein.

  THE TARGET FUND BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE TARGET FUND. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

  After several transactions in 1996 and 1997, Van Kampen Investments Inc. ("Van Kampen") became an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Van Kampen through its subsidiaries acts as the adviser, distributor and shareholder servicing agent of the Van Kampen-sponsored family of retail funds. Van Kampen also assumed similar roles for certain retail funds formerly sponsored by Morgan Stanley. The Acquiring Fund is one of the Van Kampen-sponsored funds predating Van Kampen's affiliation with Morgan Stanley and the Target Fund is one of the former Morgan Stanley-sponsored funds predating Van Kampen's affiliation with Morgan Stanley. The Target Fund Board believes that the proposed Reorganization is in the best interests of the shareholders of the Target Fund because it would permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

  In determining whether to recommend approval of the Reorganization to shareholders of the Target Fund, the Target Fund Board considered a number of factors, including, but not limited to: (i) the capabilities and resources of the funds' respective investment advisers, the Target Fund's investment subadviser and the funds' other service providers in the areas of marketing, investment and shareholder services; (ii) the expenses and advisory fees applicable to the Target Fund and the Acquiring Fund before the Reorganization and the estimated expense ratios of the Acquiring Fund after the Reorganization;
(iii) the comparative investment performance of the Target Fund and the Acquiring Fund; (iv) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of Target Fund or Acquiring Fund shareholder interests; (v) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives in addition to the economies of scale potentially realized through the combination of the two funds; (vi) the compatibility of the funds' investment objectives and investment policies and practices; (vii) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (viii) the costs estimated to be incurred by the respective funds as a result of the Reorganization; (ix) the future growth prospects of the Target Fund; and (x) the anticipated tax consequences of the Reorganization.

    In this regard, the Target Fund Board reviewed information provided by Van Kampen Investment Advisory Corp. ("Advisory Corp."), the investment adviser of the Target Fund, Van Kampen Asset Management Inc. ("Asset Management"), the investment adviser of the Acquiring Fund, and Van Kampen, the parent corporation of Advisory Corp. and Asset Management, relating to the anticipated impact to the shareholders of the Target Fund and the Acquiring Fund as a result of the Reorganization. The Target Fund Board considered the probability that the elimination of duplicative operations and the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the Target Fund, although there can, of course, be no assurances in this regard:

  (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the assets of the Target Fund with the assets of the Acquiring Fund should lead to reduced total operating expenses for shareholders of the Target Fund, on a per share basis. The current net operating expenses of the Acquiring Fund are less than the current net operating expenses of the Target Fund, and the increased post-reorganization assets of the Acquiring Fund may further reduce operating expenses of the Acquiring Fund by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. The contractual advisory fees payable by the Target Fund are greater than the contractual advisory fees payable by the Acquiring Fund. The net advisory fees paid by the Target Fund are currently less than those of the Acquiring Fund but only because of voluntary fee waivers and expense reimbursements from Advisory Corp. There can be no assurance that such waivers or reimbursements will continue for the Target Fund if the Reorganization is not completed.

  (2) Elimination of Separate Operations. Consolidating the Target Fund and the Acquiring Fund should eliminate the duplication of services and expenses that currently exists as a result of the funds' separate operations. Consolidating the separate operations of the Target Fund with those of the Acquiring Fund should promote more efficient operations on a more cost-effective basis.

  (3) Benefits to the Portfolio Management Process. The larger net asset size of the Acquiring Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and that may provide the opportunity for greater portfolio diversity.

Based upon these and other factors, the Target Fund Board unanimously determined that the Reorganization is in the best interests of the shareholders of the Target Fund.

COMPARISON OF THE ACQUIRING FUND AND THE TARGET FUND

  GENERAL. The Acquiring Fund and the Target Fund (each a "Fund" or collectively referred to herein as the "Funds") have similar investment objectives and similar investment policies and practices. Although the Acquiring Fund places more emphasis on maximizing current income and seeks capital appreciation as a secondary objective while the Target Fund emphasizes total return (a combination of current income and capital appreciation), both Funds seek to achieve their respective investment objectives by investing primarily in a diversified portfolio of high-yielding, high-risk bonds and other income securities, including convertible securities and preferred stock.

  Under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in income securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P"), rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or unrated securities determined by the Acquiring Fund's investment adviser to be of comparable quality. Under normal market conditions, the Target Fund invests at least 80% of its total assets in income securities rated at the time of purchase BB or lower by S&P, rated Ba or lower by Moody's, or unrated securities determined by the Target Fund's investment adviser to be of comparable quality. Thus, the Acquiring Fund has the flexibility to invest in a slightly higher credit quality portfolio than the Target Fund under normal market conditions. The Acquiring Fund may invest up to 35% of its total assets in securities of foreign issuers while the Target Fund may invest up to 20% of its total assets in securities of foreign issuers. While each Fund may only invest up to 15% of its respective net assets in illiquid securities, including certain restricted securities, the Acquiring Fund may invest an unlimited amount in securities offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended ("144A Securities"), determined to be liquid while the Target Fund is limited to no more than 20% of its total assets in 144A Securities. In recent years, the high-yield, high-risk bond markets (in which the Funds invest) have experienced significant growth in the number and amount of 144A Securities issuances; thus management of the Funds believes the added flexibility allowed to the Acquiring Fund in investing in 144A Securities benefits shareholders and may assist in achieving the Acquiring Fund's investment objectives. The primary differences between the Funds are as follows:
(i) the Acquiring Fund places more emphasis on achieving current income with a secondary objective of capital appreciation while the Target Fund emphasizes total return; (ii) the Acquiring Fund has more flexibility to invest in a slightly higher credit quality portfolio than the Target Fund under normal market conditions, (iii) the Acquiring Fund may invest more of its total assets in foreign securities than the Target Fund and (iv) the Acquiring Fund has more flexibility in investing in 144A Securities than the Target Fund. See further information comparing the Funds below and under the heading "Risk Factors".

  INVESTMENT OBJECTIVES AND POLICIES. The primary investment objective of the Acquiring Fund is to seek to maximize current income. Capital appreciation is a secondary objective of the Acquiring Fund which is sought only when consistent with the primary investment objective. The Acquiring Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock. The investment objective of the Target Fund is seeking to maximize total return by investing primarily in a diversified portfolio of high-yielding, high-risk income securities that offer a yield above that generally available on debt securities in the four highest ratings categories of the recognized rating services. The primary difference between the Funds' investment objectives is that the objectives of the Acquiring Fund place more emphasis on current income than does the Target Fund.

  Under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in a portfolio of income securities rated, at the time of investment, BBB or lower by S&P, Baa or lower by Moody's, or unrated securities determined by the Acquiring Fund's investment adviser to be of comparable quality. Under normal market conditions, the Target Fund invests at least 80% of its total assets in a portfolio of income securities rated, at the time of investment, BB or lower by S&P or Ba or lower by Moody's, or unrated securities determined by the Target Fund's investment adviser to be of comparable quality. Bonds rated BB or lower by S&P or Ba or lower by Moody's are commonly referred to as "junk bonds" and involve greater risks as compared to investments in higher-grade securities. The policies of the Acquiring Fund state that the Acquiring Fund will not purchase any securities which will cause more than 20% of its total assets to be invested in securities rated below B by both S&P and Moody's, common stocks or other equity securities and income securities on which interest or dividends are not currently being paid (including securities in default, zero-coupon securities or pay-in-kind securities), while the policies of the Target Fund state that the Target Fund will not purchase any securities that will cause more than 10% of its total assets to be invested in securities with the lowest-grade rating assigned by the rating agencies. For a description of S&P's and Moody's ratings, see the Acquiring Fund Prospectus.

  Each of the Funds has the ability to invest in securities issued by foreign corporations or governments. Up to 35% of the Acquiring Fund's total assets and up to 20% of the Target Fund's total assets may be so invested. The Target Fund also may not invest more than 5% of its total assets in foreign governmental issuers of any one country.

  Under normal market conditions, the Acquiring Fund invests at least 65% of the Fund's total assets in corporate bonds with maturities of more than one year.

Although neither Fund has a policy limiting the maturities of its investments, the Acquiring Fund's investment adviser generally seeks to moderate market risk by normally maintaining a portfolio duration of two to six years. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among income securities with longer maturities or longer durations. In addition to traditional bonds, each of the Funds may invest in other income securities including convertible debt securities, preferred stock, zero coupon, pay-in-kind, and zero-fixed coupon securities. In addition, the policies of the Acquiring Fund and the Target Fund state that neither of the Funds will purchase securities which will cause more than 10% of its respective total assets to be invested in equity securities (excluding preferred stock) such as common stocks, warrants and options on equity securities.

  Each of the Funds may invest a limited portion of its net assets in illiquid and certain restricted securities. The Acquiring Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. The Acquiring Fund may invest an unlimited amount in 144A Securities that are determined to be liquid. The Target Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Target Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale except that the Target Fund may invest up to 20% of its total assets in 144A Securities. Each of the Funds may engage in portfolio management strategies and techniques involving options, futures contracts, options on futures contracts, currency-related transactions involving options, futures and forward contracts and interest rate swaps and other interest rate-related transactions. Each of the Funds allows for a limited amount of borrowing; the Acquiring Fund limit is 5% of such Fund's total assets for temporary borrowing to facilitate payment of redemption requests whereas the Target Fund limit is 10% of such Fund's total assets for emergency or extraordinary purposes (and the Target Fund may not purchase additional securities when borrowings exceed 5% of such Fund's total assets). Each Fund allows for lending of its portfolio securities; the Acquiring Fund may lend its portfolio securities up to 10% of its total assets whereas the Target Fund may lend its portfolio securities up to 33 1/3% of its total assets.

  INVESTMENT ADVISER AND SUB-ADVISER. The Acquiring Fund is advised by Asset Management, which is a wholly owned subsidiary of Van Kampen. The Target Fund is advised and administered by Advisory Corp., which also is a wholly owned subsidiary of Van Kampen. Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $100 billion under management or supervision as of June 30, 2000. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley. The principal offices of Asset Management and Advisory Corp. are located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") is the Subadviser of the Target Fund. The Subadviser also is a wholly owned subsidiary of Morgan Stanley, and is an affiliate of Asset Management and Advisory Corp. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 2000, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $89.3 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management, Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

  The Acquiring Fund is managed by portfolio managers headed by Robert J. Hickey, a Vice President of Asset Management. Mr. Hickey joined Advisory Corp. in 1988 and became Assistant Vice President of Advisory Corp. in January 1993. Mr. Hickey has been a Vice President of Asset Management and Advisory Corp. since June 1995. Mr. Hickey has managed the Acquiring Fund's portfolio since June 1999. Peter Ehret, a Vice President of Asset Management, has assisted in the Acquiring Fund's portfolio management since June 1999. Mr. Ehret has been working for Advisory Corp. since July 1992, and he became an Assistant Vice President of Advisory Corp. in 1994 and Asset Management in January 1999. Mr. Ehret became a Vice President of Asset Management and Advisory Corp. in February 1999.

  The Target Fund is managed by co-managers Robert Angevine, Stephen F. Esser and Gordon W. Loery. Mr. Angevine is a Principal of Morgan Stanley and the Subadviser and is the portfolio manager for high yield investments. Prior to joining the Subadviser in October 1988, he spent over eight years at Prudential Insurance where he was responsible for one of the largest open-end high yield mutual funds in the country. Prior to 1980, his other experience included international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine has been co-manager of the Target Fund since it commenced investment operations. Mr. Esser joined the Subadviser in 1996 and has been a portfolio manager with Miller Anderson & Sherrerd, LLP (an affiliate of Asset Management and Advisory Corp.) since 1988. Mr. Esser was previously with Kidder Peabody and Co., Incorporated from 1985 to 1988 where he served as Assistant Vice President of the Fixed Income Group. Mr. Esser has been co-manager of the Target Fund since April 1996. Mr. Loery, currently a Principal of the Subadviser, joined the Subadviser as a Fixed Income Analyst in 1990.

Previously, he worked in Fixed Income at Alex Brown and Mabon Neugent and managed commodity pools for a private firm. Mr. Loery has been co-manager of the Target Fund since April 1999.

  ADVISORY AND OTHER FEES. The contractual advisory fees of the Acquiring Fund are lower than the contractual advisory fees of the Target Fund. Each of the Funds is obligated to pay its respective adviser a monthly fee based on its average daily net asset value.

  The Acquiring Fund's contractual advisory fee is as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
------------------------                                ---------------
First $150 million....................................   0.625 of 1.00%
Next $150 million.....................................   0.550 of 1.00%
Over $300 million.....................................   0.500 of 1.00%

  Applying this fee schedule, the Acquiring Fund paid Asset Management an advisory fee at the effective rate of 0.53% of the Acquiring Fund's average net assets for the Acquiring Fund's fiscal year ended August 31, 1999.

  The Target Fund's contractual advisory fee is as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
------------------------                                ---------------
First $500 million....................................   0.750 of 1.00%
Next $500 million.....................................   0.700 of 1.00%
Over $1 billion.......................................   0.650 of 1.00%

  During the Target Fund's fiscal year ended June 30, 2000, the contractual advisory fees were 0.750% of the Target Fund's net assets but the Target Fund paid Advisory Corp. at an effective rate of 0.150% due to a voluntary fee waiver by Advisory Corp. Under an administration agreement between the Target Fund and Advisory Corp., the Target Fund also pays a monthly administration fee of 0.25% applied to the average daily net assets of the Target Fund.

  Each of Asset Management and Advisory Corp. retains the right from time to time to charge all or a portion of its management fee or to reimburse the respective Fund for all or a portion of its other expenses. For a complete description of the Acquiring Fund's advisory services, see the section of the Acquiring Fund Prospectus entitled "Investment Advisory Services" and the section of the Acquiring Fund Statement of Additional Information entitled "Investment Advisory Agreement". For a complete description of the Target Fund's advisory services, see the section of the Target Fund Prospectus entitled "Investment Advisory Services" and the section of the Acquiring Fund Statement of Additional Information entitled "Investment Advisory Agreements". Subadvisory fees are paid to the Subadviser by Advisory Corp.

  The total operating expenses of the Acquiring Fund for the fiscal year ended August 31, 1999 (on an annualized basis) were 1.03% of the average daily net assets for Class A Shares and 1.79% of the average daily net assets for Class B and C Shares. No fee waivers or expense reimbursements were in effect with respect to the Acquiring Fund during such period.

  The total operating expenses (before fee waiver) of the Target Fund for the fiscal year ended June 30, 2000 were 1.85% of average daily net assets for Class A Shares and 2.60% of average daily net assets for Class B and C Shares. The total operating expenses (net of fee waiver) of the Target Fund were 1.25% of average daily net assets for Class A Shares and 2.00% of the average daily net assets for Class B and C Shares, for that same period.

  The net operating expenses of the Target Fund are currently greater than those of the Acquiring Fund and the disparity is even greater without the Target Fund receiving voluntary fee waivers from Advisory Corp. There can be no assurance that such waivers will continue for the Target Fund if the Reorganization is not completed. Management periodically reviews voluntary fee waivers and expense reimbursements for funds it advises and there can be no assurance such waivers/ reimbursements will continue.

  Both the Acquiring Fund and the Target Fund have adopted substantially similar distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have adopted substantially similar service agreements or plans (the "Service Plans"). Both the Acquiring Fund and the Target Fund can pay up to 0.25% of their respective average daily net assets attributable to Class A Shares for distribution-related expenses and for the provision of ongoing services to shareholders. Both the Acquiring Fund and the Target Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B and C Shares for reimbursement of certain distribution-related expenses. In addition, both the Acquiring Fund and the Target Fund can pay up to 0.25% of the respective average daily net assets attributable to Class B and C Shares for the provision of ongoing services to shareholders. The distributor of both the Acquiring Fund's shares and the Target Fund's shares is Van Kampen Funds Inc. (the "Distributor"), a subsidiary of Van Kampen. For a complete description of these arrangements with respect to the Acquiring Fund, see the section of the Acquiring Fund Prospectus entitled "Purchase of Shares" and the section of the Acquiring Fund Statement of Additional Information entitled "Distribution and Service". For a complete description of these arrangements with respect to the Target Fund, see the section of the Target Fund Prospectus entitled "Purchase of Shares" and the section of the Target Fund Statement of Additional Information entitled "Distribution and Service".

                        FEE AND EXPENSE COMPARISON TABLE

EXPENSES. The table below sets forth the fees and expenses that investors may pay to buy and hold shares of the Funds including (i) the annual fees and expenses paid by the Acquiring Fund for the fiscal year ended August 31, 1999
(ii) the fees and expenses paid by the Target Fund for the fiscal year ended June 30, 2000 and (iii) pro forma fees and expenses for the combined fund.

                                              CLASS A SHARES                        CLASS B SHARES
                                    -----------------------------------   -----------------------------------
                                    ACQUIRING   TARGET   ACQUIRING FUND   ACQUIRING   TARGET   ACQUIRING FUND
                                      FUND       FUND      PRO FORMA        FUND       FUND      PRO FORMA
                                    ---------   ------   --------------   ---------   ------   --------------
SHAREHOLDER TRANSACTION EXPENSES
 (fees paid directly from your
 investments)
Maximum sales charge (load) imposed
 on purchase (as a percentage of
 offering price)...................   4.75%(1)  4.75%(1)     4.75%(1)        None      None         None
Maximum deferred sales charge (as a
 percentage of the lower of the
 original purchase price or
 redemption proceeds)..............    None(2)   None(2)      None(2)       4.00%(3)  4.00%(3)     4.00%(3)
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from
 fund assets)
Management fees(5).................    0.53      0.75(5)      0.53           0.53      0.75(5)      0.53
Distribution and/or service (12b-1)
 fees(6)...........................    0.23      0.25         0.23           1.00(7)   1.00(7)      1.00(7)
Other expenses(5)..................    0.27      0.85(5)      0.23           0.26      0.85(5)      0.23
                                      -----     -----        -----          -----     -----        -----
Total fund operating expenses(5)...    1.03      1.85(5)      0.99           1.79      2.60(5)      1.76
                                      -----     -----        -----          -----     -----        -----

                                               CLASS C SHARES
                                     -----------------------------------
                                     ACQUIRING   TARGET   ACQUIRING FUND
                                       FUND       FUND      PRO FORMA
                                     ---------   ------   --------------
SHAREHOLDER TRANSACTION EXPENSES
 (fees paid directly from your
 investments)
Maximum sales charge (load) imposed
 on purchase (as a percentage of
 offering price)...................     None      None         None
Maximum deferred sales charge (as a
 percentage of the lower of the
 original purchase price or
 redemption proceeds)..............    1.00%(4)  1.00%(4)     1.00%(4)
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from
 fund assets)
Management fees(5).................     0.53      0.75(5)      0.53
Distribution and/or service (12b-1)
 fees(6)...........................     1.00(7)   1.00(7)      1.00(7)
Other expenses(5)..................     0.26      0.85(5)      0.23
                                       -----     -----        -----
Total fund operating expenses(5)...     1.79      2.60(5)      1.76
                                       -----     -----        -----

Notes to Expense Comparison Table

(1) Reduced on purchases of $100,000 and over. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge upon purchase.

(2) Investments of $1,000,000 or more are not subject to any sales charge at the time of purchase but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of purchase.

(3) Class B Shares of each Fund are subject to a contingent deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first or second year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 4.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; and Year 6 -- 0.00%.

(4) Class C Shares of each Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which charge is reduced to zero thereafter.

(5) The Target Fund's investment adviser is currently waiving or reimbursing a portion of the Target Fund's Management fees and Other expenses such that the actual Total annual fund operating expenses were 1.25% for Class A Shares, 2.00% for Class B Shares and 2.00% for Class C Shares for the fiscal year ended June 30, 2000. The fee waivers or expense reimbursements can be terminated at any time.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares.

(7) Because Distribution and/or service (12b-1) fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE. The following examples are intended to help you compare the costs of investing in the Acquiring Fund, both before and pro forma after the Reorganization, with the costs of investing in the Target Fund. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investments each have a 5% return each year and that each Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                              CLASS A SHARES                        CLASS B SHARES
                                    -----------------------------------   -----------------------------------
                                    ACQUIRING   TARGET   ACQUIRING FUND   ACQUIRING   TARGET   ACQUIRING FUND
                                      FUND       FUND      PRO FORMA        FUND       FUND      PRO FORMA
                                    ---------   ------   --------------   ---------   ------   --------------
Expense example of total operating
 expenses assuming redemption at
 the end of the period
 One year..........................     575       654          571            582       663          579
 Three years.......................     787     1,029          775            863     1,108          854
 Five years........................   1,017     1,428          996          1,120     1,530        1,104
 Ten years.........................   1,675     2,541        1,630          1,905*    2,752*       1,870*
Expense example of total operating
 expenses assuming no redemption at
 the end of the period
 One year..........................     575       654          571            182       263          179
 Three years.......................     787     1,029          775            563       808          554
 Five years........................   1,017     1,428          996            970     1,380          954
 Ten years.........................   1,675     2,541        1,630          1,905*    2,752*       1,870*

                                               CLASS C SHARES
                                     -----------------------------------
                                     ACQUIRING   TARGET   ACQUIRING FUND
                                       FUND       FUND      PRO FORMA
                                     ---------   ------   --------------
Expense example of total operating
 expenses assuming redemption at
 the end of the period
 One year..........................      282       363          279
 Three years.......................      563       808          554
 Five years........................      970     1,380          954
 Ten years.........................    2,105     2,934        2,073
Expense example of total operating
 expenses assuming no redemption at
 the end of the period
 One year..........................      182       263          179
 Three years.......................      563       808          554
 Five years........................      970     1,380          954
 Ten years.........................    2,105     2,934        2,073

* Based on conversion to Class A Shares after eight years.

  DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. Both the Acquiring Fund and the Target Fund offer three classes of shares. The Class A Shares of each Fund are subject to an initial sales charge of up to 4.75%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund after the Reorganization will be subject to an initial sales charge of up to 4.75%, excluding Class A Shares purchased through the dividend reinvestment plan. Purchases of Class A Shares of each Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase.

  The Class B Shares of each Fund do not incur a sales charge when they are purchased, but generally are subject to a contingent deferred sales charge of 4.00%, if redeemed within the first or second year after purchase, which charge is reduced to zero after a five year period. The deferred sales charge schedules for the Funds are identical.

  The Class C Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% if redeemed within the first year after purchase.

  No contingent deferred sales charge will be imposed on Class B Shares or Class C Shares of the Target Fund in connection with the Reorganization. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased such shares from any other fund advised by Advisory Corp. or Asset Management and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund.

  Shares of each Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other funds advised by Advisory Corp. or Asset Management and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of the Acquiring Fund, see the sections of the Acquiring Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege." For a complete description regarding purchase of shares and exchange of shares of the Target Fund, see the sections of the Target Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege".

  Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either

Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  No further purchases of the shares of the Target Fund may be made after the date on which the shareholders of the Target Fund approve the Reorganization, and the stock transfer books of the Target Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Target Fund. Redemption requests or transfer instructions received by the Target Fund after that date will be treated by the Target Fund as requests for the redemption or instructions for transfer of the shares of the Acquiring Fund credited to the accounts of the shareholders of the Target Fund. Redemption requests or transfer instructions received by the Target Fund after the close of business on the day prior to the date of Closing will be forwarded to the Acquiring Fund. For a complete description of the redemption arrangements for the Acquiring Fund, see the section of the Acquiring Fund Prospectus entitled "Redemption of Shares," and, for the Target Fund, see the section of the Target Fund Prospectus entitled "Redemption of Shares."

  CAPITALIZATION. The following table sets forth the capitalization of the Acquiring Fund and the Target Fund as of June 30, 2000, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                    CAPITALIZATION TABLE AS OF JUNE 30, 2000

                                                                ACQUIRING FUND
                                 ACQUIRING FUND   TARGET FUND   PRO FORMA(1)(2)
                                 --------------   -----------   ---------------
NET ASSETS (IN THOUSANDS)
  Class A Shares...............      476,238            7,090        483,256
  Class B Shares...............      271,278           20,103        291,337
  Class C Shares...............       58,174            5,480         63,645
                                   ---------      -----------      ---------
         Total.................      805,690           32,673        838,238
                                   =========      ===========      =========
NET ASSET VALUE PER SHARE
  Class A Shares...............         5.30            10.87           5.29
  Class B Shares...............         5.31            10.84           5.30
  Class C Shares...............         5.28            10.85           5.27
SHARES OUTSTANDING (IN THOUSANDS)
  Class A Shares...............       89,896              652         91,233
  Class B Shares...............       51,116            1,854         54,901
  Class C Shares...............       11,026              505         12,064
                                   ---------      -----------      ---------
         Total.................      152,038            3,011        158,198
                                   =========      ===========      =========
SHARES AUTHORIZED
  Class A Shares...............    Unlimited      375,000,000      Unlimited
  Class B Shares...............    Unlimited      375,000,000      Unlimited
  Class C Shares...............    Unlimited      375,000,000      Unlimited

---------------
(1) The pro forma net assets and net asset value per share reflect the payment of the reorganization expenses of approximately $125,000 by the Acquiring Fund (allocated among the classes of approximately $72,000, $44,000 and $9,000 for Class A, Class B and Class C Shares, respectively).

(2) The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 1,337,000 Class A Shares, 3,785,000 Class B Shares and 1,038,000 Class C Shares reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share.

  PERFORMANCE INFORMATION. The average annual total returns for the Acquiring Fund for the one-year, five-year, and ten-year periods ended June 30, 2000 were -2.99%, 6.42% and 9.30%, respectively, with respect to its Class A Shares; for the one-year and five-year periods ended June 30, 2000 and for the period beginning July 2, 1992 (the date Class B Shares of the Acquiring Fund were first offered for sale to the public) through June 30, 2000 were -2.62%, 6.41% and 7.36%, respectively, with respect to its Class B Shares; and for the one-year and five-year periods ended June 30, 2000 and for the period beginning July 6, 1993 (the date

Class C Shares of the Acquiring Fund were first offered to the public) through June 30, 2000 were 0.13%, 6.61% and 6.13%, respectively, with respect to its Class C Shares.

  The average annual total returns for the Target Fund for the one-year period ended June 30, 2000, and for the period beginning May 1, 1996 (the date Class A Shares of the Target Fund were first offered for sale to the public) through June 30, 2000 were -3.61% and 6.27% with respect to its Class A Shares; for the one-year period ended June 30, 2000 and for the period beginning May 1, 1996 (the date Class B Shares of the Target Fund were first offered for sale to the public) through June 30, 2000 were -3.38% and 6.44% with respect to its Class B Shares; and for the one-year period ended June 30, 2000 and for the period beginning May 1, 1996 (the date Class C Shares of the Target Fund were first offered for sale to the public) through June 30, 2000 were -0.50% and 6.73% with respect to its Class C shares.

  The foregoing total returns include the effect of the maximum sales charge applicable to sales of shares of both the Acquiring Fund and the Target Fund. The foregoing total returns also assume reinvestment of all dividends and distributions.

  The Acquiring Fund paid income distributions totaling $0.6009 per Class A Share for the 12 month period ended June 30, 2000. The Target Fund paid income distributions totaling $0.9460 per Class A Share for the 12 month period ended June 30, 2000. During such period, the Target Fund had fee waivers and expense reimbursements in place and in the absence of such waivers and reimbursements, the Target Fund's income available for distribution would have been reduced.

  The total returns, yields and distribution rates are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of fee waivers and expense reimbursements for the Target Fund, the total returns, yields and distribution rates for the Target Fund would have been reduced.

  For additional performance information, including comparative data to a broad-based market index, see the sections of the Acquiring Fund Prospectus entitled "Risk/Return Summary -- Annual Performance" and "-- Comparative Performance" and for the Target Fund, see the sections of the Target Fund Prospectus entitled "Risk/Return Summary -- Annual Performance" and "-- Comparative Performance". Management's discussion of the Acquiring Fund's and Target Fund's performance as of the end of each Fund's last fiscal year are attached hereto as Exhibit A.

  OTHER SERVICE PROVIDERS. The transfer agent for each Fund is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen. The Target Fund obtains certain administrative services from Advisory Corp. and through subadministration arrangements with The Chase Manhattan Bank ("Chase"). The Acquiring Fund and Target Fund obtain certain accounting services from Advisory Corp. The Target Fund obtains certain legal services from Van Kampen. The custodian for the Target Fund is Chase. The custodian for the Acquiring Fund is State Street Bank and Trust Company. The financial statements of each Fund contained in such Fund's annual report to shareholders for its most recently completed fiscal year, have been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP ("PWC") ceased being the independent accountants of both Funds effective May 18, 2000. The cessation of the client-auditor relationship between the Funds and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Funds investment advisers. The Acquiring Fund Board has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Acquiring Fund's independent accountants, effective May 18, 2000, and the Target Fund Board has engaged Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson, Chicago, IL 60601 to be the Target Fund's independent accountants, effective May 18, 2000. The change in independent accountants was approved by the Funds' audit committees and the Funds' Boards of Trustees/Directors, including Trustees/Directors who are not "interested persons" of the Funds (as defined in the 1940 Act).

  GOVERNING LAW. The Target Fund is a series of the Van Kampen Series Fund, Inc. ("Series Fund"), an open-end management investment company organized as a Maryland corporation. The Acquiring Fund is an open-end management investment company organized as a Delaware business trust. While Maryland corporate law contains many provisions specifically applicable to management investment companies and Delaware business trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the Funds' organization documents contain certain differences summarized below. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

  Consistent with Delaware law, the Acquiring Fund has authorized the issuance of an unlimited number of shares. Consistent with Maryland law, the Series Fund has authorized a specific number of shares available for the Target Fund, however, the Series Fund organizational documents provide directors with the authority to increase or decrease the authorized number of shares, from time to time, as they consider necessary. Both the Acquiring Fund and the Series Fund allow the trustees/directors to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

  In general, the rights associated with common shares of beneficial interest of the Acquiring Fund are similar to the rights associated with shares of common stock of the Target Fund. An area of potential difference is that, although shareholders of a Delaware business trust generally are not personally liable for obligations of the trust under Delaware law (the Delaware business trust law provides that shareholders of a Delaware business trust should be entitled to the same limitation of liability as shareholders of private, for profit corporations), similar statutory or other authority limiting business trust shareholder liability does not apply in many other states, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, the Acquiring Fund organizational documents (i) contain an express disclaimer of shareholder liability for acts or obligations of the trust and require notice of such disclaimer in each agreement, obligation or instrument entered into by the trust and (ii) provide for shareholder indemnification out of the series or fund property if any shareholder is held personally liable for the obligations of the trust. Management of the Acquiring Fund believes the risk of liability to an Acquiring Fund shareholder beyond his or her investment is remote.

  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that: (1) the dividends a shareholder receives exceed the amount which properly could have been paid under Maryland law, (2) the consideration paid to a shareholder by the Maryland corporation for stock was paid in violation of Maryland law or (3) a shareholder otherwise receives any distribution, payment or release which exceeds the amount which a shareholder could properly receive under Maryland law.

  Neither Fund is required to hold annual meetings of its shareholders and neither Fund anticipates doing so. Both Funds do have certain mechanics whereby shareholders can call a special meeting of the respective Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent accountants and vote on other matters required by law or deemed desirable by trustees/directors.

  The business of each Fund is governed by the same persons comprising the Board of Trustees of the Acquiring Fund and the Board of Directors of the Target Fund. The responsibilities, powers and fiduciary duties of trustees under Delaware law are substantially the same as those for directors under Maryland law. For the Acquiring Fund and the Target Fund, trustee/director vacancies may be filled by approval of a majority of the trustees/directors then in office subject to provisions of the 1940 Act. Trustees/Directors terms are until the later of the election of such person's successor or resignation or removal. Each of the Funds has substantially the same mandatory retirement age provisions for trustees/directors. Trustees of the Acquiring Fund may be removed with or without cause by vote of a majority of the shares then outstanding or by vote of two-third's of the number of trustees prior to such removal. Directors of the Target Fund may be removed with or without cause by vote of a majority of the shares present or in person at a meeting.

  The foregoing is only a summary of certain differences between the Acquiring Fund under Delaware law and the Target Fund under Maryland law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statements with the SEC and shareholders may obtain copies of such documents as described on page 2 of this Prospectus/Proxy Statement.

B. RISK FACTORS

SIMILARITY OF RISKS

  The investment objectives and investment policies and practices of the Funds are similar. Although the Acquiring Fund places more emphasis on current income and seeks capital appreciation as a secondary objective while the Target Fund emphasizes total return (a combination of current income and capital appreciation), both Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of high-yielding, high-risk bonds and other income securities including convertible securities and preferred stock. In addition, both Funds may invest a portion of their assets in securities of foreign issuers, and both Funds may use certain derivative instruments for various portfolio management purposes. To the extent that the investment objectives and investment policies and practices of the Acquiring Fund and the Target Fund are similar, the risks associated with an investment in the Funds are similar.

  With their portfolios of medium- or lower-grade securities, both Funds will be subject to greater risks than Funds owning higher-grade securities, including greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Lower-grade securities are commonly referred to as "junk bonds". Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Funds invest primarily in medium- or lower-grade securities, the Funds are subject to a higher level of credit risk than funds that buy only investment-grade securities. The credit quality of "noninvestment-grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Funds may incur higher expenditures to protect their interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. Market risk is the possibility that the market values of securities owned by the Funds will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. Lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, may be more volatile and may decline more in response to negative issuer or general economic news than higher-grade securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional income securities and may subject the Funds to greater market risk than a fund that does not own these types of securities. The income investors receive from the Funds is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, the income from the Funds may drop as well. The Funds' investments in income securities are subject to call risk (i.e., the possibility that if interest rates fall issuers will prepay or "call" their bonds before their maturity dates, which would most likely result in the Funds reinvesting the proceeds in bonds bearing the new, lower interest rate).

  The Funds' investments in foreign securities may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

  The Funds' investments in derivative investments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

  Each of the Acquiring Fund and the Target Fund also engages in certain common investment practices such as the ability to engage in repurchase agreements, to invest up to a certain percentage of its assets in illiquid and certain restricted securities and to lend portfolio securities up to a certain percentage of its respective assets.

  Investment in either of the Acquiring Fund or the Target Fund may not be appropriate for all investors. Neither Fund is intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in either Fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS

  The Acquiring Fund and the Target Fund engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the Acquiring Fund are different from the risks associated with an investment in the Target Fund. An investment in the Acquiring Fund may not be appropriate for all Target Fund shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the sections in the Acquiring Fund Prospectus entitled "Risk/Return Summary" and "Investment Objectives, Policies, and Risks." For a complete description of the risks of an investment in the Target Fund, see the sections in the Target Fund Prospectus entitled "Risk/Return Summary" and "Investment Objectives, Policies and Risks.

  While both Funds invest in medium- or lower-grade income securities, the actual portfolios of each Fund will differ and the overall credit quality and credit risk of each portfolio will differ from time to time. Similarly, the maturities and durations of the actual portfolios of each Fund will differ and the overall market risk of each portfolio will differ from time to time. While neither Fund has a policy limiting the maturities of its investments, the Acquiring Fund's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of two to six years. The policies of the Acquiring Fund generally allow it to invest more of its assets in securities rated BBB by S&P or Baa by Moody's than the Target Fund under normal market conditions, and therefore the Acquiring Fund has the flexibility to invest in a slightly higher credit quality portfolio than the Target Fund. Notwithstanding the foregoing the actual credit quality of the Acquiring Fund may be higher or lower from time to time than the credit quality of the Target Fund.

  The Acquiring Fund may invest a higher percentage of its assets in foreign securities (35%, as opposed to 20% for the Target Fund). While this allows the Acquiring Fund more flexibility in its investments, it also may subject the Acquiring Fund to a higher level of risk associated with investing in the securities of foreign issuers.

C. THE PROPOSED REORGANIZATION

  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Acquiring Fund or the Target Fund at (800) 421-5666 and asking for the "Reorganization SAI".

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the Acquiring Fund would acquire all of the assets and the liabilities of the Target Fund portfolio of the Series Fund on the date of the Closing in consideration for Class A, B and C Shares of the Acquiring Fund.

  Subject to the Target Fund's shareholders approving the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the

Special Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

  On the date of Closing, the Target Fund will transfer to the Acquiring Fund all of the assets and liabilities of the Target Fund. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A, B and C Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the date of Closing, as determined in accordance with the valuation method described in the Acquiring Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Acquiring Fund and the Target Fund may distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The Target Fund expects to distribute the Class A, B and C Shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Board. The Target Fund will be deregistered as an investment company under the 1940 Act.

  The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    1.  the approval of the Reorganization by the Target Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    5. the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Target Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

  The Target Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund's shareholders and that the interests of the Target Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

  SHARES OF BENEFICIAL INTEREST. Beneficial interests in the Acquiring Fund being offered hereby are represented by transferable Class A, B and C Shares, par value $0.01 per share.

  VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote.

  The Acquiring Fund is an open-end management investment company registered with the SEC under the 1940 Act. Therefore, in addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under the 1940 Act, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions, the approval of advisory contracts, distribution contracts and certain distribution-related plans, and the ratification of the selection of independent accountants.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Acquiring Fund and the Target Fund are substantially identical. Shareholders of the Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Acquiring Fund Class A, B or C Shares received in the Reorganization through substantially identical plans maintained by the Acquiring Fund. Van Kampen Trust Company will continue to serve as custodian for the assets of Target Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen Trust Company's custodianship.

  It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

FEDERAL INCOME TAX CONSEQUENCES

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws (such as non-U.S. persons, banks and other financial institutions, insurance companies, tax-exempt organizations, dealers in stocks, securities or other financial instruments and holders who acquired shares of the Target Fund as compensation). No advance ruling has been or will be sought from the IRS regarding any matter relating to the Reorganization. Thus, no assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Target Fund ("Skadden Arps"), dated as of the Closing date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of the assets of the Target Fund in exchange solely for the Class A, B or C Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund.

    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the Class A, B or C Shares of the Acquiring Fund pursuant to the Reorganization.

    - The aggregate tax basis of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor.

    - The holding period of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Target Fund.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

EXPENSES

  The expenses of the Reorganization generally will be shared by the Acquiring Fund and Van Kampen (or its subsidiaries) in the event the Reorganization is completed. Management believes that shareholders of the Target Fund and the Acquiring Fund will benefit from the Reorganization due to anticipated decreases in operating expenses of each Fund and the Fund's investment advisers, collectively, will benefit from increased advisory fees and operational efficiencies of the combined Fund. See the "Expense Comparison Table" above. Management of the Target Fund and the Acquiring Fund estimates total Reorganization costs of approximately $130,000. In addition, as part of the Reorganization, the Target Fund will write-off the remaining unamortized organizational expenses of approximately $12,000, which will be reimbursed by Advisory Corp., in its capacity as the investment adviser of the Target Fund. In the event the Reorganization is not completed, Van Kampen (or its subsidiaries) will bear the costs associated with the Reorganization. The Acquiring Fund Board and the Target Fund Board have reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Reorganization.

  As noted above, shareholders of the Target Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

RATIFICATION OF INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND INVESTMENT
  RESTRICTIONS, DISTRIBUTION PLAN AND ADVISORY AGREEMENT OF THE ACQUIRING FUND

  Approval of the Reorganization will constitute the ratification by the Target Fund shareholders of the investment objectives, investment policies and investment restrictions, distribution plan and advisory agreement of the Acquiring Fund. Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for, consummation of the Reorganization.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C Shares of the Acquiring Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the Acquiring Fund and the Target Fund. Wayne
W. Whalen, a partner of Skadden Arps, is a Trustee of the Acquiring Fund and a Director of the Target Fund.

D. RECOMMENDATION OF THE BOARD

  The Target Fund Board has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of each class of shares of the Target Fund. THE TARGET FUND BOARD RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE ACQUIRING FUND AND THE
   TARGET FUND

  At the close of business on August 4, 2000, there were 88,527,192 Class A Shares, 51,309,754 Class B Shares and 11,137,576 Class C Shares of the Acquiring Fund. As of such date, the trustees and officers of the Acquiring Fund as a group own less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares except as follows:

                                     NUMBER       CLASS     PERCENTAGE
     SHAREHOLDER AND ADDRESS        OF SHARES   OF SHARES    OF CLASS
     -----------------------        ---------   ---------   ----------
Edward D. Jones & Co.               6,139,108       A          6.94%
201 Progress Parkway
Maryland Heights, MO 63043-3009
MLFP&S for the sole benefit of      3,006,611       B          5.86%
its customers
4800 Deer Lake Drive E 2(nd) Floor
Jacksonville, FL 32246-6484
MLFP&S for the sole benefit of      1,031,399       C          9.26%
its customers
4800 Deer Lake Drive E 2(nd) Floor
Jacksonville, FL 32246-6484
Edward D. Jones & Co.                 913,574       C          8.20%
201 Progress Parkway
Maryland Heights, MO 63043-3009

  At the close of business on August 4, 2000, the record date with respect to the Special Meeting, there were 644,124 Class A Shares, 1,842,347 Class B Shares and 486,501 Class C Shares of the Target Fund. As of such date, the directors and officers of the Target Fund as a group own less than 1% of the outstanding shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Target Fund except as follows:

                                      NUMBER       CLASS     PERCENTAGE
      SHAREHOLDER AND ADDRESS        OF SHARES   OF SHARES    OF CLASS
      -----------------------        ---------   ---------   ----------
Edward D. Jones & Co.                 131,616        A         20.43%
201 Progress Parkway
Maryland Heights, MO 63043-3009
Charles Schwab & Co. for the
exclusive                              52,105        A          8.10%
benefit of its customers
101 Montgomery Street
San Francisco, CA 94104-4122
MLFP&S for the sole benefit of its     40,232        A          6.25%
customers
4800 Deer Lake Drive E 2(nd) Floor
Jacksonville, FL 32246-6484
LPL Financial Services                 38,935        A          6.05%
A/C 2977-0269
9785 Towne Centre Drive
San Diego, CA 92121-1968
Edward D. Jones & Co.                  34,404        C          7.07%
201 Progress Parkway
Maryland Heights, MO 63043-3009

B. SHAREHOLDER PROPOSALS

  As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund or the Target Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

  Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Target Fund does not utilize cumulative voting.

  Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broken non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the effect of a vote "AGAINST" the Reorganization proposal because the required vote is a majority of the outstanding shares. One-third of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE TARGET FUND.

  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the Target Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  Proxies of shareholders of the Target Fund are solicited by the Target Fund Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of Advisory Corp., Asset Management, Van Kampen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by PFPC Inc., a solicitation firm located in Boston, Massachusetts, at a cost estimated to be approximately $3,000, plus reasonable expenses.

August 12, 2000

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A

                           MANAGEMENT'S DISCUSSION OF
                         ACQUIRING FUND AND TARGET FUND
                                  PERFORMANCE

    Management's Discussion of the Van Kampen High Income Corporate Bond Fund's Performance as of the Annual Report for August 31, 1999.

                             LETTER TO SHAREHOLDERS

September 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]

Richard F. Powers III

Chairman

Van Kampen Asset Management Inc.

[SIG]

Dennis J. McDonnell

President

Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past 12 months, keeping the economy growing at a healthy pace. Although the economic environment remained positive, we experienced a slowdown over the last several months from the rapid growth early in the reporting period. The nation's gross domestic product (GDP) peaked at 6.0 percent in the fourth quarter of 1998, then fell to more sustainable levels in the first and second quarters of 1999.

EMPLOYMENT SITUATION

    The strong job market helped encourage continued economic growth by making consumers confident enough to spend at a brisk pace. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages and the number of jobs created continued to climb. However, some economists expressed concerns about the job market in recent months, with wages still increasing but productivity remaining stagnant. This has pushed the cost of labor higher, as evidenced by the Employment Cost Index, which jumped sharply in the second quarter of 1999.

INFLATION AND INTEREST RATES

    In addition to strong growth levels, inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed lowered interest rates 0.25 percent three times in the fall of 1998 in response to economic pressures, but, during the summer of 1999, reversed two of those decreases to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                    August 31, 1997, through August 31, 1999
                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Nov 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Feb 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
May 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Aug 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Nov 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Feb 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
May 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Aug 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1999

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....    4.41%      3.57%       3.42%
One-year total return(2).................   (0.51%)    (0.18%)      2.48%
Five-year average annual total
return(2)................................    7.55%      7.50%       7.74%
Ten-year average annual total
return(2)................................    7.57%        N/A         N/A
Life-of-Fund average annual total
return(2)................................    8.78%      8.16%       6.70%
Commencement date........................  10/02/78   07/02/92   07/06/93
 DISTRIBUTION RATE AND YIELD
Distribution rate(3).....................   10.31%      9.97%      10.02%
SEC Yield(4).............................   10.54%     10.25%      10.32%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Credit Suisse First Boston High Yield Index and the Lipper High Yield Bond Fund Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen High Income Corporate Bond Fund vs. the Credit Suisse First Boston High Yield Index and the Lipper High Yield Bond Fund Index (August 31, 1989 through August 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]

                                              VAN KAMPEN HIGH INCOME     CREDIT SUISSE FIRST BOSTON   LIPPER HIGH YIELD BOND FUND
                                                CORPORATE BOND FUND           HIGH YIELD INDEX                   INDEX
                                              ----------------------     --------------------------   ---------------------------
Aug 1989                                              9522.00                    10000.00                       10000.00
                                                      9145.00                     9773.00                        9817.00
                                                      8570.00                     9527.70                        9484.00
                                                      8478.00                     9546.75                        9416.00
                                                      8410.00                     9503.79                        9314.00
                                                      8040.00                     9169.26                        9035.00
                                                      7779.00                     8999.63                        8799.00
                                                      7898.00                     9258.82                        8900.00
                                                      7980.00                     9297.70                        8907.00
                                                      8129.00                     9491.10                        9110.00
                                                      8292.00                     9790.07                        9300.00
                                                      8485.00                    10106.30                        9500.00
Aug 1990                                              8010.00                     9639.37                        9084.00
                                                      7486.00                     8904.85                        8591.00
                                                      7055.00                     8680.45                        8225.00
                                                      7087.00                     8854.93                        8250.00
                                                      7083.00                     8897.43                        8279.00
                                                      7179.00                     9141.22                        8398.00
                                                      7692.00                     9929.20                        9071.00
                                                      8017.00                    10544.80                        9579.00
                                                      8223.00                    10982.40                        9981.00
                                                      8385.00                    11037.30                       10044.00
                                                      8659.00                    11326.50                       10286.00
                                                      8936.00                    11709.30                       10626.00
Aug 1991                                              9248.00                    11922.50                       10834.00
                                                      9418.00                    12193.10                       11033.00
                                                      9787.00                    12596.70                       11424.00
                                                      9911.00                    12697.50                       11521.00
                                                     10007.00                    12790.10                       11608.00
                                                     10459.00                    13310.70                       12121.00
                                                     10643.00                    13634.20                       12432.00
                                                     10914.00                    13837.30                       12659.00
                                                     11014.00                    13849.80                       12749.00
                                                     11202.00                    14038.10                       12933.00
                                                     11287.00                    14177.10                       13068.00
                                                     11479.00                    14395.40                       13289.00
Aug 1992                                             11636.00                    14594.10                       13452.00
                                                     11704.00                    14688.90                       13585.00
                                                     11406.00                    14536.20                       13349.00
                                                     11550.00                    14754.20                       13565.00
                                                     11751.00                    14920.90                       13740.00
                                                     12062.00                    15328.30                       14135.00
                                                     12222.00                    15631.80                       14402.00
                                                     12519.00                    15961.60                       14694.00
                                                     12643.00                    16052.60                       14805.00
                                                     12886.00                    16287.00                       15041.00
                                                     13210.00                    16581.80                       15399.00
                                                     13317.00                    16754.20                       15544.00
Aug 1993                                             13405.00                    16896.60                       15652.00
                                                     13372.00                    16992.90                       15686.00
                                                     13625.00                    17303.90                       16073.00
                                                     13777.00                    17521.90                       16204.00
                                                     13998.00                    17742.70                       16466.00
                                                     14322.00                    18058.50                       16861.00
                                                     14309.00                    18085.60                       16852.00
                                                     13918.00                    17553.90                       16291.00
                                                     13675.00                    17318.70                       16055.00
                                                     13692.00                    17417.40                       16101.00
                                                     13796.00                    17300.70                       16074.00
                                                     13724.00                    17382.00                       16042.00
Aug 1994                                             13718.00                    17507.20                       16057.00
                                                     13645.00                    17577.80                       16069.00
                                                     13617.00                    17589.50                       16069.00
                                                     13498.00                    17385.50                       15821.00
                                                     13492.00                    17569.70                       15861.00
                                                     13648.00                    17754.20                       16003.00
                                                     14016.00                    18191.00                       16485.00
                                                     14127.00                    18396.50                       16635.00
                                                     14453.00                    18804.90                       17053.00
                                                     14782.00                    19335.20                       17440.00
                                                     14800.00                    19462.80                       17511.00
                                                     15036.00                    19764.50                       17871.00
Aug 1995                                             15156.00                    19819.90                       17910.00
                                                     15375.00                    20047.80                       18116.00
                                                     15522.00                    20270.30                       18251.00
                                                     15620.00                    20365.60                       18343.00
                                                     15844.00                    20624.20                       18618.00
                                                     16198.00                    21016.10                       18982.00
                                                     16350.00                    21127.50                       19174.00
                                                     16347.00                    21070.40                       19093.00
                                                     16553.00                    21184.20                       19248.00
                                                     16708.00                    21355.80                       19397.00
                                                     16785.00                    21402.80                       19409.00
                                                     16889.00                    21595.40                       19498.00
Aug 1996                                             17075.00                    21830.80                       19813.00
                                                     17478.00                    22206.30                       20329.00
                                                     17588.00                    22392.80                       20426.00
                                                     17808.00                    22742.20                       20778.00
                                                     18008.00                    23185.60                       21034.00
                                                     18204.00                    23354.90                       21242.00
                                                     18487.00                    23794.00                       21599.00
                                                     18259.00                    23527.50                       21131.00
                                                     18374.00                    23736.80                       21311.00
                                                     18808.00                    24214.00                       21875.00
                                                     19099.00                    24543.30                       22250.00
                                                     19481.00                    25063.60                       22843.00
Aug 1997                                             19540.00                    25198.90                       22896.00
                                                     19988.00                    25697.90                       23450.00
                                                     19777.00                    25695.30                       23358.00
                                                     20050.00                    25877.70                       23528.00
                                                     20212.00                    26113.20                       23805.00
                                                     20644.00                    26557.20                       24267.00
                                                     20892.00                    26764.30                       24496.00
                                                     21206.00                    26898.10                       24851.00
                                                     21395.00                    27099.90                       24929.00
                                                     21459.00                    27181.20                       24901.00
                                                     21395.00                    27238.20                       24945.00
                                                     21588.00                    27428.90                       25115.00
Aug 1998                                             19865.00                    25566.50                       23201.00
                                                     19640.00                    25563.90                       23062.00
                                                     19214.00                    25055.20                       22539.00
                                                     20419.00                    26325.50                       23862.00
                                                     20305.00                    26265.00                       23788.00
                                                     20548.00                    26209.80                       24218.00
                                                     20483.00                    26154.80                       24121.00
                                                     20869.00                    26392.80                       24546.00
                                                     21292.00                    26976.00                       25181.00
                                                     20873.00                    26684.70                       24703.00
                                                     20807.00                    26698.00                       24703.00
                                                     20918.00                    26711.40                       24714.00
Aug 1999                                             20742.00                    26473.70                       24463.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                 HIGH INCOME CORPORATE BOND FUND ANNUAL REPORT

We recently spoke with the management team of the Van Kampen High Income Corporate Bond Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Robert J. Hickey, portfolio manager, Peter E. Ehret, portfolio comanager, and Peter W. Hegel, chief investment officer for fixed-income investments. Mr. Hickey assumed management responsibilities for the Fund on June 1, 1999. The following excerpts reflect their views on the Fund's performance during the 12-month reporting period ended August 31, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

   A The last quarter of 1998 was marked by a series of interest-rate cuts by the Federal Reserve Board, implemented to restore order to a volatile market. This intervention paved the way for recovery in the first quarter of 1999, as investors gained confidence in the strength of the economy and inflation remained modest. Consequently, yield spreads narrowed between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities).
    However, the good news for the fixed-income market was quelled in the second quarter, as investors became distracted by expectations of rising inflation and warnings of additional action from the Fed. This development prompted yield spreads to widen once again, although not to the record-high levels seen last fall. The market breathed a sigh of relief at the end of the second quarter, as the Fed announced a 0.25 percent rate hike while reassuring fixed-income investors that additional action seemed unnecessary at that time.
    By the beginning of August, however, rumblings of another rate hike were once again triggered by indications of a further increase in inflation and a strengthening economy. At the end of the month, the Fed boosted rates a second time to 5.25 percent. Bond prices grew erratic at the possibility of a third increase by the end of the year, and dropped for the final four days of the reporting period.

   Q  WHAT WAS THE EFFECT OF THIS ACTIVITY ON THE HIGH-YIELD MARKET?

   A Initially, the high-yield market participated in the cautious recovery of the fixed-income market from last fall's lows. However, investor concerns about the direction of interest rates and the level of high-yield defaults lingered through the reporting period. Although the default rate crept higher during the period, we believe it represented a reversion to historical norms from the unusually low default levels of the past few years. We believe the attractive yields of high-yield bonds compensate investors for their increased credit and default risk.
    Thanks to the positive economic environment and relatively low interest rates, high-yield issuance bounced back from last fall's depressed levels, giving us a greater range of bonds to consider for investment. We anticipate that this trend will gain energy in September, with a record-high level of issuance expected as issuers scramble to bring new bonds to the market before year 2000.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A We continued to implement our investment strategy of fundamental credit analysis--which, given the volatility experienced in the market during this period of time, proved to be successful. In support of this strategy, we maintained the Fund's credit quality profile with a focus on B-rated bonds, which provided a yield advantage over higher-quality investments. We also maintained a low cash position in the portfolio despite the flow of assets in and out of the Fund during the reporting period. From its August-end level, the Fund's duration was elevated just slightly to 4.58 years, reflecting the longer average maturities and coupons of the issues held in the portfolio during the period. Each of these actions contributed to the Fund's return.

    Among the Fund's sector allocation, our investments in the telecommunications sector benefited the portfolio, thanks to that sector's high profile and selective new issuance. We also returned our attention to cyclical issues, adding defensive investments like forest products to the portfolio. However, the Fund's return was hurt by its holdings in the health-care and energy sectors--two of the weakest industries of 1999. The Fund's position in textiles also undermined the Fund's return, as this sector came under extreme pressure during the summer months.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund posted a total return of 4.41 percent (Class A shares at net asset value) for the 12-month period ended August 31, 1999. By comparison, the Credit Suisse First Boston High Yield Index returned 3.55 percent for the same period. The Credit Suisse First Boston High Yield Index is a broad-based, unmanaged index that reflects the general performance of a wide range of selected bonds within the public high-yield debt market. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page A-4 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

   A Generally, the picture for the high-yield bond market has improved from six months ago, and certainly from 12 months ago. The story for the remainder of the year will hinge on the market's preparation for year
2000, and how the market reacts to issuers rushing to bring new bonds to the market as investors catch up from a relatively sluggish summer. We'll continue to monitor the level of supply for opportunities to alter the structure of the portfolio.

    As we manage the Fund going forward, our focus on fundamental, in-depth research and assessment of high-yield bonds will remain unchanged. We will look beyond the sector and credit rating of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We'll also search for value in out-of-favor areas of the market in our quest for opportunities to diversify the portfolio and contribute to the Fund's performance.


[SIG.]                   [SIG.]                   [SIG.]
Robert J. Hickey         Peter E. Ehret           Peter W. Hegel
Portfolio Manager        Portfolio Comanager      Chief Investment
                                                  Officer
                                                  Fixed Income
                                                  Investments

    Management's Discussion of the Van Kampen High Yield & Total Return Fund's Performance as of the Annual Report for June 30, 1999.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]

Richard F. Powers, III

Chairman

Van Kampen Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President

Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997 through June 30, 1999

                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 97                                                                        6.5                              2.3
                                                                                6                              2.2
                                                                              5.5                              2.2
Sep 97                                                                       6.25                              2.2
                                                                             5.75                              2.1
                                                                           5.6875                              1.8
Dec 97                                                                        6.5                              1.7
                                                                           5.5625                              1.6
                                                                            5.625                              1.4
Mar 98                                                                      6.125                              1.4
                                                                            5.625                              1.4
                                                                           5.6875                              1.7
Jun 98                                                                          6                              1.7
                                                                           5.5625                              1.7
                                                                           5.9375                              1.6
Sep 98                                                                       5.75                              1.5
                                                                             5.25                              1.5
                                                                            4.875                              1.5
Dec 98                                                                          4                              1.6
                                                                           4.8125                              1.7
                                                                            4.875                              1.6
Mar 99                                                                      5.125                              1.7
                                                                           4.9375                              2.3
                                                                              4.5                              2.1
Jun 99                                                                          4                                2

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

                              INVESTMENT OVERVIEW

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

[PIE CHART]

TELECOMMUNICATIONS (31.5%)
OTHER (27.2%)
HEALTH CARE SUPPLIES & SERVICES (7.3%)
GAMING & LODGING (6.9%)
RETAIL -- GENERAL (4.8%)
BROADCAST -- RADIO & TELEVISION (4.5%)
CABLE TELEVISION (3.9%)
ENERGY (3.3%)
CHEMICALS (3.2%)
MULTI-INDUSTRY (3.1%)
ENVIRONMENTAL CONTROLS (2.2%)
SHORT-TERM INVESTMENT (2.1%)

 TOP FIVE ISSUERS

                                                              PERCENT OF
          ISSUER                        INDUSTRY              NET ASSETS
Columbia/HCA Healthcare      Health Care Supplies & Services     4.3%
Nextel Communications, Inc.        Telecommunications            4.0%
DR Securitized Lease Trust           Retail--General             2.2%
RSL Communications plc             Telecommunications            2.2%
Station Casinos, Inc.               Gaming & Lodging             1.9%

 TOP FIVE SECTORS

                                                    VALUE     PERCENT OF
                    SECTOR                          (000)     NET ASSETS
Telecommunications                                 $12,187      31.5%
Health Care Supplies & Services                      2,819       7.3%
Gaming & Lodging                                     2,680       6.9%
Retail--General                                      1,866       4.8%
Broadcast--Radio & Television                        1,772       4.5%

                 YIELD INFORMATION AS OF JUNE 30, 1999
                                                     30-DAY CURRENT
                                                         YIELD+
Class A.......................................           8.52%
Class B.......................................           8.18%
Class C.......................................           8.18%

+ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

                                               TOTAL RETURNS**
                         ------------------------------------------------------------
                                                    AVERAGE ANNUAL       COMMENCEMENT
                               ONE YEAR            SINCE INCEPTION           DATE
                         --------------------    --------------------    ------------
                          WITH       WITHOUT      WITH       WITHOUT
                          SALES       SALES       SALES       SALES
                         CHARGE*    CHARGE***    CHARGE*    CHARGE***
Class A Shares.......    -2.93%       1.90%       7.93%       9.60%         5/1/96
Class B Shares.......    -2.41%       1.28%       8.16%       8.80%         5/1/96
Class C Shares.......     0.35%       1.28%       8.80%       8.80%         5/1/96
CS First Boston High
  Yield Index........       N/A      -0.85%         N/A       7.97%            N/A

The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
* The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares. ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge for early withdrawal (4% for Class B shares and 1% for Class C shares).

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

    In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.
[LINE GRAPH]

                                                               VAN KAMPEN HIGH YIELD & TOTAL
                                                                    RETURN FUND CLASS A          CS FIRST BOSTON HIGH YIELD INDEX
                                                               -----------------------------     --------------------------------
5/1/96                                                                      9500                              10000
6/30/96                                                                     9553                              10501
6/30/97                                                                    11284                              12040
6/30/98                                                                    12493                              13362
6/30/99                                                                    12730                              13248

Past performance is not predictive of future performance.

The performance results provided in this overview are for informational purposes only and should not be construed as a guarantee of the Fund's future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              INVESTMENT OVERVIEW

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND

We recently spoke with the management team of the Van Kampen High Yield & Total Return Fund about the key events and economic forces that shaped the markets during the past 12 months. The team is led by Robert Angevine, portfolio manager, and includes Thomas L. Bennett and Stephen F. Esser. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

   A The second half of 1998 was marked by volatility, as the fixed-income market was unsettled by global economic weakness and a subsequent flight to quality. A series of fourth-quarter interest-rate cuts by the Federal
Reserve Board restored order and paved the way for recovery in the first quarter of 1999, as investors gained confidence in the strength of the economy and modest inflation. Consequently, yield spreads narrowed between treasuries and other fixed-income products (such as corporate, high-yield, and government securities).
    However, this good news for fixed-income products was quelled in the second quarter of 1999 by a slight increase in inflation and warnings of interference from the Fed. This prompted yield spreads to widen once again, although not to the record-high levels seen last fall. The market breathed a sigh of relief at the end of the reporting period, as the Fed approved a 0.25 percent hike while reassuring fixed-income investors that additional action seemed unnecessary.

   Q  HOW DID HIGH-YIELD BONDS REACT TO THESE CONDITIONS?

   A The high-yield market continued to make progress from last fall's lows, when growing concerns about the global economy sparked a flight to quality that created one of the most difficult periods on record for high-yield bonds. In the first six months of 1999, high-yield bonds initially performed well, as they were supported by positive fund flows and merger and investment activity in the dominant telecommunications and cable industries. Activity in these industries has generally been favorable for the overall credit quality of high-yield issuers--even those securities not directly involved in a transaction--because these deals provided a basis from which to value the equity of issuers. By May, however, liquidity concerns, technical conditions, and rising rates contributed to lower prices.

   Q HOW DID THE FUND PERFORM DURING THE PERIOD? SPECIFICALLY, WHAT FACTORS CONTRIBUTED TO ITS RETURN?

   A The Fund's 12-month return of 1.90 percent (Class A shares at net asset value without sales charge) outperformed the -0.85 percent return of the unmanaged

CS First Boston High Yield Index. The Fund's exposure to non-U.S. issues and the telecommunications and cable sectors had the largest positive impact on the portfolio's results. Because the telecommunications sector has been a driving force for the high-yield market for the past few years, we continued to focus on this industry, selecting those issuers that we view as having fundamental strength.

    We also found attractive yields and good value in the Fund's modest yet important allocation to non-U.S. holdings. Country allocation continued to be broad as we focused on diversifying this portion of the portfolio. Canada, Germany, and Mexico remained among our largest non-U.S. holdings.

    Holdings in the health-care, retail, and gaming sectors also supported the Fund's performance. However, our underweight positions in the strong-performing cyclical sectors, such as commodities, detracted from the Fund's return.

   Q  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

   A We expect economic growth to moderate and inflation to remain close to current levels, which should provide an excellent environment for high-yield bonds. Backed by a favorable credit environment, we continue to believe that high-yield bonds offer attractive value on a risk-adjusted expected return basis. As a result, our outlook is positive, and we will continue to pursue opportunities to support the Fund's objective of providing high current income and total return.

Robert Angevine          Thomas L. Bennett        Stephen F. Esser
Portfolio Manager        Portfolio Manager        Portfolio Manager

                            [VAN KAMPEN FUNDS LOGO]

                                                                        HYTR

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (800) 421-5666

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

             RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND

                             DATED AUGUST 12, 2000

                             ---------------------

     This Statement of Additional Information provides information about the Van Kampen High Income Corporate Bond (the "Acquiring Fund"), an open-end management investment company, in addition to information contained in the Prospectus/Proxy Statement of the Acquiring Fund, dated August 12, 2000, which also serves as the proxy statement of the Van Kampen High Yield & Total Return Fund (the "Target Fund"), a series of the Van Kampen Series Fund, Inc., an open-end management investment company (the "Series Fund"), in connection with the issuance of Class A, B and C Shares of the Acquiring Fund to shareholders of the Target Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement (dated August 12, 2000) into which it has been incorporated by reference and which may be obtained by contacting the Acquiring Fund located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 (telephone no. (630) 684-6000 or (800) 421-5666).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization.....................................   2
Additional Information About the Acquiring Fund.............   2
Additional Information About the Target Fund................   2
Financial Statements........................................   2

     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

     The shareholders of the Target Fund are being asked to approve an acquisition of all the assets of the Target Fund solely in exchange for Class A, B and C Shares of the Acquiring Fund and the Target Fund's assumption of the liabilities of the Target Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Acquiring Fund and the Series Fund, on behalf of the Target Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Acquiring Fund, dated December 29, 1999, as supplemented, attached as Appendix B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Series Fund, dated April 3, 2000, attached as Appendix C to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 1999 which are included in Appendix B hereto, (ii) the unaudited financial statements of the Acquiring Fund for six months ended February 29, 2000 as included in Appendix D hereto (iii) the audited financial statements of the Target Fund for the fiscal year ended June 30, 1999 which are included in Appendix C hereto, and (iv) the unaudited financial statements of the Target Fund for the six months ended December 31, 1999 as included in Appendix E hereto.

                                                                      APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OR REORGANIZATION

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of ________________, by and between Van Kampen High Income Corporate Bond Fund (the "Acquiring Fund"), a registered investment company, SEC File No. 811-2851, and Van Kampen Series Fund, Inc. (the "Series Fund"), a registered investment company, SEC File No. 811-7140, on behalf of its series, Van Kampen High Yield & Total Return Fund (the "Target Fund").


                                   WITNESSETH:

 WHEREAS, the Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board") and the Board of Directors of the Target Fund (the "Target Fund Board") have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Target Fund is in the best interests of the shareholders of each respective fund; and

 WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

 NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the Closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) to the Acquiring Fund as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that on the Closing Date the Acquiring Fund will (i) deliver to the Target Fund, full and fractional Class A, Class B and Class C Shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund having aggregate net asset values in an amount equal to the aggre-gate dollar value of the Assets net of any liabilities of the Target Fund described in Section 3E hereof (the "Liabilities") determined pursuant to
Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and
(ii) assume all of the Target Fund's Liabilities. The calculation of full and fractional Class A, Class B and Class C Shares of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.

2. CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1B hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B or Class C shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Target Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring

Fund (collectively the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen Investments Inc. ("Van Kampen") or a subsidiary or affiliate thereof.

         C. FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Target Fund's securities for the reason that any of such securities purchased by the Acquiring Fund have not yet been delivered to it by the Target Fund's broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

         D. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of full and fractional Class A, Class B and Class C Shares of the Acquiring Fund then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of beneficial interest of the Target Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, the Target Fund agrees to pay (i) for the reasonable outside expenses for the transactions contemplated herein; including, but not by way of limitation, the preparation of the Acquiring Fund's Registration Statement on Form N-14 (the

"Registration Statement") and the solicitation of the Target Fund shareholder proxies; (ii) the Target Fund counsel's reasonable attorney's fees; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen.

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with Maryland Law and Federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. TARGET FUND'S REPRESENTATIONS AND WARRANTIES.

         The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

         A. ORGANIZATION. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

         B. REGISTRATION. The Target Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended June 30, 2000, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Target Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund's financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Target Fund's Prospectus, there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

         H. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         I. CORPORATE AUTHORITY. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Target Fund Board, and except for obtaining approval of the holders of the shares of the Target Fund, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Target Fund and constitutes the legal, valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) violate any provision of the Target Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as set forth in Schedule 2 to this Agreement,
(i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

         K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

         (2) issued any option to purchase or other right to acquire shares of the Target Fund granted by the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Target Fund;

         (3) any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

         (5) any amendment of the Target Fund's organizational documents; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

         L. TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

         M. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as it relates to the Target Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

         N. TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

         O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

         P. Target FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

         The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

         A. ORGANIZATION. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         B. REGISTRATION. The Acquiring Fund is registered under the 1940 Act as an open-end, management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended December 31, 1999, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

         F. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund

Prospectus and Statement of Additional Information there are no material agreements outstanding to which the Acquiring Fund is a party.

         G. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a material violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

         K. SHARES OF THE ACQUIRING FUND: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

         L. SHARES OF THE ACQUIRING FUND: AUTHORIZATION. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Fund and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Target Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

         O. TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6. COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date the Target Fund and Acquiring Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate Secretary of State.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target

Fund which consent shall not unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         G. DISTRIBUTION OF THE SHARES. At Closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund's shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring
Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         L. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Target Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

         The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Target Fund, of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Target Fund shall have received a certificate of the President or Vice President of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

         F. TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Target Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that: (i) the Acquiring Fund existing in good standing under the laws of its State of organization; (ii) the Acquiring Fund is registered as an open-end, management investment company under the 1940 Act;
(iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund; (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund's organizational documents, or, to the knowledge of such counsel, violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund; (v) to their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached thereto, there is no pending or threatened litigation except as described therein; (vi) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(b) the absence of which does not deprive the Target Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Target Fund, without loss to the Target Fund of any material benefit under the Agreement and without any material adverse effect on the Target Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the State of organization or any state in which the Acquiring Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquiring Fund Board shall be furnished to the Target Fund.

8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Target Fund is duly formed and existing under the laws of its state of organization; (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund and this Agreement has been duly executed and delivered by the Target Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Target Fund;
(iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby contravene the Target Fund's organizational documents or, to its knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; (v) to its knowledge based solely on the certificate of an appropriate officer of the Target Fund attached thereto, there is no pending, or threatened litigation involving the Target Fund except as disclosed therein;
(vi) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Target Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the

Registration Statement applicable to the Target Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (vii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Target Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing; (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the State of organization or any State in which the Target Fund is qualified to do business and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of securities which are in conformity with the Acquiring Fund's investment objectives, policies and restrictions as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         I. SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

         J. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Target Fund Board and shareholders.

9. AMENDMENT, WAIVER AND TERMINATION.

         (A) The parties hereto may, by agreement in writing authorized by the respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund's shareholder approval thereof.

         (B) At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         (C) This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

         (i) by the mutual consents of the respective Boards of the Target Fund and the Acquiring Fund;

         (ii) by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iii) by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iv) by either the Target Fund or Acquiring Fund, if the Closing has not occurred on or prior to June 30, 2001 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

         (v) by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or June 30, 2001; or

         (vi) by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or June 30, 2001.

10. REMEDIES.

         In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the Acquiring Fund's and the Target Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten
(10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

         The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook

Terrace, Illinois 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS.

         The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Target Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three complete fiscal and tax years after the Closing Date; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16. GENERAL.

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY.

  Consistent with the Acquiring Fund's Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed by the Trustees of the Acquiring Fund on behalf of the Acquiring Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund individually but binding only upon the assets and property of the Target Fund or the Acquiring Fund as the case may be.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.




                                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND


                                   ---------------------------------
                                   Richard Powers, III
                                   President



Attest:
       ------------------------------
Weston Wetherell
Assistant Secretary


                                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND


                                   ---------------------------------
                                   Richard Powers, III
                                   President

Attest:
       ------------------------------
Weston Wetherell
Assistant Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                                   VAN KAMPEN

                        HIGH INCOME CORPORATE BOND FUND

            DATED DECEMBER 29, 1999, AS SUPPLEMENTED ON MAY 25, 2000

                         VAN KAMPEN CORPORATE BOND FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
                      SUPPLEMENT DATED MAY 25, 2000 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 29, 1999,
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Paul G. Yovovich, effective April 14, 2000.

     (2) The section entitled "TRUSTEES AND OFFICERS--OFFICERS" is hereby amended by deleting all information pertaining to Curtis W. Morell and Tanya M. Loden, effective January 31, 2000, Dennis J. McDonnell, effective March 31, 2000, Edward C. Wood, III and Stephen L. Boyd, effective April 17, 2000, and Peter W. Hegel, effective May 31, 2000, and by adding the following:

Stephen L. Boyd..............................  Executive Vice President and Chief Investment
Date of Birth: 11/16/40                        Officer of Van Kampen Investments, and
Executive Vice President and                   President and Chief Operating Officer of the
Chief Investment Officer                       Advisers. Executive Vice President and Chief
                                               Investment Officer of each of the funds in
                                               the Fund Complex and certain other investment
                                               companies advised by the Advisers or their
                                               affiliates. Prior to April 2000, Vice
                                               President and Chief Investment Officer of the
                                               Advisers. Prior to October 1998, Vice
                                               President and Senior Portfolio Manager with
                                               AIM Capital Management, Inc. Prior to
                                               February 1998, Senior Vice President and
                                               Portfolio Manager of Van Kampen American
                                               Capital Asset Management, Inc., Van Kampen
                                               American Capital Investment Advisory Corp,
                                               and Van Kampen American Capital Management
                                               Inc.

John H. Zimmermann, III......................  Senior Vice President and Director of Van
Date of Birth: 11/25/57                        Kampen Investments, President and Director of
Vice President                                 the Distributor and President of Van Kampen
                                               Insurance Agency of Illinois Inc. Vice
                                               President of each of the funds in the Fund
                                               Complex. From November 1992 to December 1997,
                                               Senior Vice President of the Distributor.

     (3) The footnote to the "CLASS A SHARES SALES CHARGE TABLE" at the end of the second paragraph in the section entitled "DISTRIBUTION AND SERVICE" is hereby deleted in its entirety and replaced with the following:

          * No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     (4) The information in the section entitled "OTHER INFORMATION--INDEPENDENT ACCOUNTANTS" is hereby deleted in its entirety and replaced with the following:

     Independent accountants for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent accountants, effective May 18, 2000. PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent accountants was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                        HIGH INCOME CORPORATE BOND FUND

     Van Kampen High Income Corporate Bond Fund (the "Fund") is a mutual fund with a primary investment objective of seeking to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock.

     The Fund is organized as a diversified series of the Van Kampen High Income Corporate Bond Fund, an open-end management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-4833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objectives, Policies and Risks...................  B-3
Options, Futures Contracts and Related Options..............  B-8
Investment Restrictions.....................................  B-12
Trustees and Officers.......................................  B-14
Investment Advisory Agreement...............................  B-21
Other Agreements............................................  B-22
Distribution and Service....................................  B-22
Transfer Agent..............................................  B-25
Portfolio Transactions and Brokerage Allocation.............  B-25
Shareholder Services........................................  B-27
Redemption of Shares........................................  B-29
Contingent Deferred Sales Charge-Class A....................  B-29
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................  B-30
Taxation....................................................  B-31
Fund Performance............................................  B-34
Other Information...........................................  B-37
Report of Independent Accountants...........................  F-1
Financial Statements........................................  F-2
Notes to Financial Statements...............................  F-19

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED DECEMBER 29, 1999.

GENERAL INFORMATION

     The Fund was originally incorporated in Texas on July 11, 1978 organized under the name American Capital High Yield Investments, Inc. The Fund was reincorporated by merger into a Maryland corporation on July 2, 1992, under the name American Capital High Income Corporate Bond Fund, Inc. As of August 5, 1995, the Fund was reorganized as a series of the Trust, under the name Van Kampen American Capital High Income Corporate Bond Fund. The Trust is a business trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.

     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.("Morgan Stanley Dean Witter"). The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of December 1, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                              AMOUNT OF
                                                            OWNERSHIP AT
                    NAME AND ADDRESS                         DECEMBER 1,      CLASS     PERCENTAGE
                        OF HOLDER                               1999        OF SHARES   OWNERSHIP
                    ----------------                        -------------   ---------   ----------
Van Kampen Trust Company.................................      18,956,528       A         20.73%
2800 Post Oak Blvd.                                             5,954,840       B         10.79%
Houston, TX 77056                                                 871,637       C          7.44%
Edward Jones & Co. ......................................       5,481,581       A          5.99%
Attn Mutual Fund                                                  933,693       C          7.97%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO 63043-3009
Merrill Lynch Pierce Fenner & Smith Inc. ................       3,329,328       B          6.03%
For the Sole Benefit of its Customers
Attn: Fund Administration 971J4
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of Its Customers.............       1,229,471       C         10.50%
Attn Fund Administration 97BY5
9800 Dear Lake Dr. E 2nd Fl
Jacksonville, FL 32246-6484

---------------
Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

CONVERTIBLE SECURITIES

     A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.

     Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

PREFERRED STOCKS

     Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

DURATION

     Duration is a measure of the expected life of an income security that was developed as an alternative to the concept of "term to maturity." Duration incorporates an income security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally an income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time an income security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of an income security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero-coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of an income security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of an income security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

SECURITIES OF FOREIGN ISSUERS

     The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities are not necessarily denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement.

BRADY BONDS

     Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, the Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

LENDING OF SECURITIES

     Consistent with applicable legal and regulatory requirements, the Fund may lend its portfolio securities, in an amount up to 10% of the Fund's total assets, to broker-dealers, banks and other recognized institutional borrowers of securities provided that such loans are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities and are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate is the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover rate. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities which are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). However, the Fund shall not invest in such securities in excess of 10% of its net assets without prior approval of the Fund's Board of Trustees. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OVER THE COUNTER OPTIONS

     The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) to take or make delivery of cash based upon the changes in value of a basket or index of securities at a specified future time and at a specified price.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the illiquidity risk; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

      1. Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase such securities at a specified date for the same amount of cash plus an interest component. Pledge its assets or assign or otherwise encumber them in excess of 3.25% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the preceding sentence. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      2. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security.

      3. Make short sales of securities, but it may engage in transactions in options, futures contracts, and related options.

      4. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and it may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      5. Purchase or sell real estate, although it may purchase securities of issuers which engage in real estate operations, securities which are secured by interests in real estate, or securities representing interests in real estate.

      6. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into transactions in futures contracts and related options.

      7. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements or
         (c) by lending its portfolio securities, subject to limitations described elsewhere in this Statement of Additional Information.

      8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

      9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest for the purpose of exercising control or management of another company, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     11. Invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such company.

     12. Invest more than 5% of the market or other fair value of its assets in warrants, or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to these limitations.

     13. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements which have a maturity of longer than seven days.

     14. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     15. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. government).

     16. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                            Principal Occupations or
          Name, Address and Age                            Employment in Past 5 Years
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds
1632 Morning Mountain Road                  in the Fund Complex. Co-founder, and prior to August
Raleigh, NC 27614                           1996, Chairman, Chief Executive Officer and President,
Date of Birth: 07/14/32                     MDT Corporation (now known as Getinge/Castle, Inc., a
                                            subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
Barrington Place, Building 4                Trustee/ Director of each of the funds in the Fund
18 E. Dundee Road, Suite 101                Complex. Prior to January 1999, Chairman and Chief
Barrington, IL 60010                        Executive Officer of The Allstate Corporation
Date of Birth: 09/16/38                     ("Allstate") and Allstate Insurance Company. Prior to
                                            January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in the
233 South Wacker Drive                      Fund Complex. Prior to 1997, Partner, Ray & Berndtson,
Suite 7000                                  Inc., an executive recruiting and management consulting
Chicago, IL 60606                           firm. Formerly, Executive Vice President of ABN AMRO,
Date of Birth: 06/03/48                     N.A., a Dutch bank holding company. Prior to 1992,
                                            Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created to
Washington, D.C. 20016                      deepen understanding, promote collaboration and stimulate
Date of Birth: 02/29/52                     exchanges of practical experience between Americans and
                                            Europeans. Trustee/ Director of each of the funds in the
                                            Fund Complex. Formerly, advisor to the Dennis Trading
                                            Group Inc., a managed futures and option company that
                                            invests money for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.

                                                            Principal Occupations or
          Name, Address and Age                            Employment in Past 5 Years
          ---------------------                            --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management
Two World Trade Center                      of Morgan Stanley Dean Witter since December 1998.
66th Floor                                  President and Director since April 1997 and Chief
New York, NY 10048                          Executive Officer since June 1998 of Morgan Stanley Dean
Date of Birth: 08/13/53                     Witter Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. Chairman, Chief Executive Officer
                                            and Director of Morgan Stanley Dean Witter Distributors
                                            Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998,
                                            of Morgan Stanley Dean Witter Trust FSB. Director of
                                            various Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter Funds and
                                            Discover Brokerage Index Series since May 1999. Trustee
                                            of each of the funds in the Fund Complex, and Vice
                                            President of other investment companies advised by the
                                            Advisers and their affiliates. Previously Chief Strategic
                                            Officer of Morgan Stanley Dean Witter Advisors Inc. and
                                            Morgan Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice President of
                                            the Morgan Stanley Dean Witter Funds and Discover
                                            Brokerage Index Series May 1997-April 1999, and Executive
                                            Vice President of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning Services,
423 Country Club Drive                      Inc., a financial planning company and registered
Winter Park, FL 32789                       investment adviser in the State of Florida. President and
Date of Birth: 02/13/36                     owner, Nelson Ivest Brokerage Services Inc., a member of
                                            the National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/ Director
                                            of each of the funds in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor, Van
Oakbrook Terrace, IL 60181-5555             Kampen Advisors Inc. and Van Kampen Management Inc.
Date of Birth: 02/02/46                     Director and officer of certain other subsidiaries of Van
                                            Kampen Investments. Trustee and President of each of the
                                            funds in the Fund Complex. Trustee, President and
                                            Chairman of the Board of other investment companies
                                            advised by the Advisers and their affiliates, and Chief
                                            Executive Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director of
                                            Dean Witter Discover & Co. and Dean Witter Realty. Prior
                                            to 1996, Director of Dean Witter Reynolds Inc.

                                                            Principal Occupations or
          Name, Address and Age                            Employment in Past 5 Years
          ---------------------                            --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
                                            Shopping Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame. Trustee/Director of
                                            each of the funds in the Fund Complex. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. From May 1996 through February
                                            1997 he was President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc., an
                                            environmental services company, and from November 1984
                                            through May 1996 he was President and Chief Operating
                                            Officer of Waste Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
                                            Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other investment companies advised by the
Date of Birth: 08/22/39                     Advisers or Van Kampen Management Inc. Trustee/Director
                                            of each of the funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other investment
                                            companies advised by the Advisers or Van Kampen
                                            Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
                                            Marshall Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the Council for
                                            Excellence in Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy of
                                            Sciences/National Research Council. From 1980 through
                                            1989, Partner of Coopers & Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network system
233 South Wacker Drive                      solutions, COMARCO, Inc., a wireless communications
Suite 9700                                  products company and APAC Customer Services, Inc., a
Chicago, IL 60606                           provider of outsourced customer contact services.
Date of Birth: 10/29/53                     Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to May 1996, President of Advance Ross
                                            Corporation, an international transaction services and
                                            pollution control equipment manufacturing company.

------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

      Name, Age, Positions and                            Principal Occupations
          Offices with Fund                                During Past 5 Years
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Currently Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments, and employed by Van Kampen Investments
  Executive Vice President and Chief   since March 1983. President, Chief Operating Officer and
  Investment Officer                   Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Executive Vice President and Chief
                                       Investment Officer of each of the funds in the Fund Complex, since 1998. Chief Investment Officer, Executive Vice
                                       President and Trustee/Managing General Partner of other
                                       investment companies advised by the Advisers or Van Kampen
                                       Management Inc. ("Management Inc.") since the inception of funds advised by Advisory Corp. and Management Inc. and
                                       since 1998 for funds advised by Asset Management. Director of Global Decisions Group LLC, a financial research firm,
                                       and its affiliates MCM Asia Pacific and MCM Europe. Prior to
                                       1998, President, Chief Operating Officer and a Director of
                                       the Advisers, Van Kampen American Capital Management, Inc.;
                                       Director of Van Kampen American Capital, Inc.; and
                                       President, Chief Executive Officer and Trustee of each of
                                       the funds advised by Advisory Corp. Prior to July 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       (predecessor of Van Kampen Investments). Prior to April
                                       1998, President and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September 1996, Chief
                                       Executive Officer and Director of MCM Group, Inc. and
                                       McCarthy, Crisanti & Maffei, Inc., a financial research
                                       firm, and Chairman of MCM Asia Pacific Company, Limited and
                                       MCM (Europe) Limited. Prior to December 1991, Senior Vice
                                       President of Van Kampen Merritt Inc.

A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van Kampen
  Vice President and Secretary         Advisors Inc., Van Kampen Management Inc., the Distributor,
                                       American Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of Illinois
                                       Inc. and Van Kampen System Inc. Vice President and
                                       Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Vice President and Secretary of each of the funds in the Fund Complex. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior to
                                       March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, a Staff
                                       Attorney at the Securities and Exchange Commission, Division
                                       of Investment Management, Office of Chief Counsel.

      Name, Age, Positions and                            Principal Occupations
          Offices with Fund                                During Past 5 Years
      ------------------------                            ---------------------
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen Management
                                       Inc. and Van Kampen Investor Services Inc., and serves as a
                                       Director or Officer of certain other subsidiaries of Van
                                       Kampen Investments. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                       advised by the Advisers and their affiliates. Prior to 1998,
                                       Senior Vice President and Senior Planning Officer for
                                       Individual Asset Management of Morgan Stanley Dean Witter
                                       and its predecessor since 1994. From 1990-1994, First Vice
                                       President and Assistant Controller in Dean Witter's
                                       Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice President
  Vice President                       of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of McCarthy,
                                       Crisanti & Maffei, Inc, a financial research company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for Equity
  Date of Birth: 11/16/40              Investments of the Advisers. Vice President of each of the
  Vice President                       funds in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their affiliates. Prior to October 1998, Vice President and Senior Portfolio Manager
                                       with AIM Capital Management, Inc. Prior to February 1998,
                                       Senior Vice President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital Investment
                                       Advisory Corp. and Van Kampen American Capital Management,
                                       Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/ director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan           1991                  $2,457                  $35,691              $60,000            $125,200
Jerry D. Choate(1)          1999                   1,019                        0               60,000                   0
Linda Hutton Heagy          1995                   2,457                    3,861               60,000             112,800
R. Craig Kennedy            1995                   2,457                    2,652               60,000             125,200
Jack E. Nelson              1995                   2,457                   18,385               60,000             125,200
Phillip B. Rooney           1997                   2,457                    6,002               60,000             125,200
Fernando Sisto              1979                   2,457                   68,615               60,000             125,200
Wayne W. Whalen             1995                   2,457                   12,658               60,000             125,200
Suzanne H. Woolsey(1)       1999                   1,019                        0               60,000                   0
Paul G. Yovovich(1)         1998                   2,257                        0               60,000              25,300

---------------
(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended August 31, 1999. The following trustees deferred compensation from the Fund during the fiscal year ended August 31, 1999: Mr. Branagan, $2,457; Mr. Choate, $492; Ms. Heagy, $2,457; Mr. Kennedy, $1,229; Mr. Nelson, $2,457; Mr. Rooney, $2,257;
    Mr. Sisto, $1,229; Mr. Whalen, $2,457 and Mr. Yovovich, $1,735. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of August 31, 1999 is as follows: Mr. Branagan, $7,960; Mr. Caruso, $2,537; Mr. Choate, $492; Mr. Gaughan, $188; Ms. Heagy, $8,992; Mr. Kennedy, $5,969; Mr. Miller, $2,596; Mr. Nelson, $13,087; Mr. Rees, $30,187; Mr.
    Robinson, $5,258; Mr. Rooney, $5,743; Mr. Sisto, $26,421; Mr. Whalen, $10,729; and Mr. Yovovich, $1,829. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.

     As of December 1, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
------------------------                                      -----------
First $150 million.......................................... 0.625 of 1.00%
Next $150 million........................................... 0.550 of 1.00%
Over $300 million........................................... 0.500 of 1.00%

     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

     The fee payable to the Adviser will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments, in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended August 31, 1999, 1998 and 1997, the Adviser received approximately $4,751,400, $4,358,630 and $3,377,516, respectively, in advisory fees from the Fund.

OTHER AGREEMENTS

     Accounting Services Agreement The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.

     During the fiscal years ended August 31, 1999, 1998 and 1997, Advisory Corp. received approximately $216,800, $201,962 and $98,686, respectively, in accounting services fees from the Fund.

DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.

                                                                                         AMOUNTS
                                                                TOTAL UNDERWRITING       RETAINED
                                                                   COMMISSIONS        BY DISTRIBUTOR
                                                                ------------------    --------------
Fiscal Year Ended August 31, 1999...........................        $1,782,740           $213,923
Fiscal Year Ended August 31, 1998...........................        $1,996,112           $252,193
Fiscal Year Ended August 31, 1997...........................        $1,248,686           $131,363

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                           TOTAL SALES CHARGE
                                                       ---------------------------            REALLOWED
                                                       AS % OF           AS % OF             TO DEALERS
                                                       OFFERING         NET AMOUNT            AS A % OF
                 SIZE OF INVESTMENT                     PRICE            INVESTED          OFFERING PRICE)
                 ------------------                    --------         ----------         ---------------
Less than $100,000...................................   4.75%             4.99%                 4.25%
$100,000 but less than $250,000......................   3.75%             3.90%                 3.25%
$250,000 but less than $500,000......................   2.75%             2.83%                 2.25%
$500,000 but less than $1,000,000....................   2.00%             2.04%                 1.75%
$1,000,000 or more...................................       *                 *                     *

------------------------------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of August 31, 1999, there were $12,552,149 and $710,381 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 4.01% and 1.11% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended August 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,223,715 or 0.23% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended August 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $3,120,977 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,335,469 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $785,508 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Shares Plans. For the fiscal year ended August 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $634,559 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $372,164 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $262,395 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plans.

     The Distributor has entered into agreements with (i) The Prudential Insurance Company of America ("Prudential") under which the Fund shall be offered pursuant to the PruArray Programs and (ii) Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Prudential or Merrill for further information concerning the PruArray and Merrill Programs including, but not limited to, minimum investment and operational requirements.

TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:

                                                                           AFFILIATED BROKERS
                                                                           ------------------
                                                                  ALL      MORGAN      DEAN
                                                                BROKERS    STANLEY    WITTER
                                                                -------    -------    ------
Commissions paid:
  Fiscal year ended August 31, 1999.........................    $13,052       --         --
  Fiscal year ended August 31, 1998.........................    $ 1,000       --         --
  Fiscal year ended August 31, 1997.........................    $ 1,625       --         --
                                                                -------
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions...........        -0-       --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................        -0-       --         --

     During the fiscal year end August 31, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA,

403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

EXCHANGE PRIVILEGE

     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.

     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests for redemption out of that Fund during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.

     This policy does not apply to money market funds, systematic exchange plans or employee-sponsored retirement plans.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES
("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-

Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC -- Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchases of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain, foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

NON-U.S. SHAREHOLDERS

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     Final United States Treasury Regulations effective for payments made after December 31, 2000, modify the withholding, backup withholding and information reporting rules, including the procedures to be followed by Non-U.S. Shareholders in establishing foreign status. Prospective investors should consult their tax advisors concerning the applicability and effect of such Treasury Regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends. In case of a Non-U.S. Shareholder this information may also be made available to the tax authorities in such Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, Salomon Brothers Corporate Bond Index, Shearson Lehman Corporate Bond Index, Merrill Lynch Corporate Master Index, Merrill Lynch Corporate and Government Index, Bloomberg Financial Markets Indices, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES

     The Fund's average annual total return assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended August 31, 1999 was -.51%, (ii) the five-year period ended August 31, 1999 was 7.55% and (iii) the ten-year period ended August 31, 1999 was 7.57%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to August 31, 1999 was 474.43%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to August 31, 1999 was 503.27%.

CLASS B SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended August 31, 1999 was -.18%, (ii) the five-year period ended August 31, 1999 was 7.50% and (iii) the approximately seven-year, one-month period since July 2, 1992, the commencement of distribution for Class B Shares of the Fund, through August 31, 1999 was 8.16%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 2, 1992 (the commencement of distribution of Class B Shares) to August 31, 1999 was 75.40%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from July 2, 1992 (the commencement of distribution of Class B Shares) to August 31, 1999 was 75.40%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended August 31, 1999 was 2.48%, (ii) the five-year period ended August 31, 1999 was 7.74% and (iii) the approximately six-year, one-month period since July 6, 1993, the commencement of distribution for Class C Shares of the Fund, through August 31, 1999 was 6.70%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 6, 1993 (the commencement of distribution for Class C Shares) to August 31, 1999 was 49.04%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from July 6, 1993 (the commencement of distribution for Class C Shares) to August 31, 1999 was 49.04%.

     The annualized current yield for Class A Shares, Class B Shares and Class C Shares of the Fund for the 30-day period ending August 31, 1999 was 10.31%, 9.97% and 10.02%, respectively. The yield for Class A Shares, Class B Shares and Class C Shares is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. The Custodian also provided accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, State, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen High Income Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Income Corporate Bond Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
October 6, 1999

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CORPORATE DEBT OBLIGATIONS  93.4%
         CONSUMER DISTRIBUTION  9.5%
$7,500   Agrilink Foods Inc., 144A -
         Private Placement (b)................    11.875%     11/01/08    $  7,162,500
 4,250   Big 5 Corp., Ser B...................    10.875      11/15/07       4,271,250
 3,000   Building One Services Corp. .........    10.500      05/01/09       2,835,000
 2,585   Chiquita Brands International,
         Inc. ................................    10.000      06/15/09       2,572,075
 9,000   CHS Electronics, Inc. ...............     9.875      04/15/05       3,825,000
 3,200   Community Distributors, Inc. ........    10.250      10/15/04       2,832,000
 9,255   Del Monte Foods Co., Ser B (a).......  0/12.500      12/15/07       6,941,250
 3,750   Disco SA (Argentina).................     9.125      05/15/03       3,328,125
 2,750   Disco SA (Argentina).................     9.875      05/15/08       2,358,125
 4,000   Duane Reade, Inc. ...................     9.250      02/15/08       4,020,000
 3,700   Express Scripts, Inc., 144A - Private
         Placement (b)........................     9.625      06/15/09       3,746,250
 2,000   Gruma SA (Mexico)....................     7.625      10/15/07       1,745,000
 1,200   Jitney Jungle Stores America,
         Inc. ................................    12.000      03/01/06         966,000
 5,500   King Pharmaceuticals, Inc. ..........    10.750      02/15/09       5,623,750
 4,000   Luiginos, Inc., 144A - Private
         Placement (b)........................    10.000      02/01/06       3,800,000
 8,255   Musicland Group, Inc. ...............     9.875      03/15/08       7,800,975
 7,250   Pantry, Inc. ........................    10.250      10/15/07       7,250,000
 3,735   Pathmark Stores, Inc. ...............    12.625      06/15/02       3,781,688
 6,000   Pathmark Stores, Inc. (a)............  0/10.750      11/01/03       5,865,000
   945   Phar Mor, Inc. ......................    11.720      09/11/02         959,175
 1,750   Stater Brothers Holdings, Inc.,
         144A - Private Placement (b).........    10.750      08/15/06       1,798,125
                                                                          ------------
                                                                            83,481,288
                                                                          ------------
         CONSUMER DURABLES  4.2%
 8,900   Aetna Industries, Inc. ..............    11.875      10/01/06       9,122,500
 1,000   Cambridge Industries, Inc., Ser B....    10.250      07/15/07         705,000
 6,000   Oxford Automotive, Inc., Ser D,
         144A - Private Placement (b).........    10.125      06/15/07       5,730,000
 4,000   Sleepmaster LLC, 144A - Private
         Placement (b)........................    11.000      05/15/09       4,000,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CONSUMER DURABLES (CONTINUED)
$6,430   Talon Automotive Group, Inc., Ser
         B....................................     9.625%     05/01/08    $  5,176,150
 4,500   Venture Holdings, Inc. ..............     9.500      07/01/05       4,230,000
 2,000   Venture Holdings, Inc., 144A -
         Private Placement (b)................    12.000      06/01/09       1,980,000
 6,300   Webb (Del E.) Corp. .................    10.250      02/15/10       5,985,000
                                                                          ------------
                                                                            36,928,650
                                                                          ------------
         CONSUMER NON-DURABLES  5.7%
 6,000   Cluett American Corp., Ser B.........    10.125      05/15/08       4,170,000
 3,500   CMI Industries, Inc. ................     9.500      10/01/03       3,281,250
 8,900   Consoltex Group, Inc. (Canada).......    11.000      10/01/03       9,033,500
 3,000   Decora Industries, Inc. .............    11.000      05/01/05       2,805,000
 4,250   Delta Mills Insurance, Ser B.........     9.625      09/01/07       3,591,250
 1,800   French Fragrances, Inc., Ser B.......    10.375      05/15/07       1,755,000
 5,000   French Fragrances, Inc., Ser D.......    10.375      05/15/07       4,875,000
 4,750   Globe Manufacturing Corp. ...........    10.000      08/01/08       3,206,250
 6,000   Outsourcing Services Group, Inc., Ser
         B....................................    10.875      03/01/06       5,760,000
 1,500   Simmons Co., 144A - Private Placement
         (b)..................................    10.250      03/15/09       1,488,750
 4,500   St John Knits International, Inc.,
         144A - Private Placement (b).........    12.500      07/01/09       4,365,000
 1,750   United Industries Corp.,
         144A - Private Placement (b).........     9.875      04/01/09       1,548,750
 3,950   Vlassic Foods International, Inc.,
         144A - Private Placement (b).........    10.250      07/01/09       3,693,250
                                                                          ------------
                                                                            49,573,000
                                                                          ------------
         CONSUMER SERVICES  22.2%
 5,200   Amazon.com, Inc. (a).................  0/10.000      05/01/08       3,458,000
 3,000   American Plumbing & Mechanical,
         144A - Private Placement (b).........    11.625      10/15/08       2,865,000
 8,050   Americredit Corp. ...................     9.250      02/01/04       8,090,250
 3,000   Americredit Corp., 144A - Private
         Placement (b)........................     9.875      04/15/06       3,045,000
 2,410   Argosy Gaming Co., 144A - Private
         Placement (b)........................    10.750      06/01/09       2,494,350
 9,750   Booth Creek Ski Holdings, Inc., Ser
         B....................................    12.500      03/15/07       8,165,625

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CONSUMER SERVICES (CONTINUED)
$2,400   Bresnan Communications Group, 144A -
         Private Placement (b)................     8.000%     02/01/09    $  2,388,000
 2,500   Cadmus Communications Corp.,
         144A - Private Placement (b).........     9.750      06/01/09       2,509,375
10,020   Capstar Broadcasting Partners (a)....  0/12.750      02/01/09       8,567,100
 6,900   Casino Magic Louisiana Corp., Ser
         B....................................    13.000      08/15/03       7,831,500
 6,250   Cathay International Ltd., 144A -
         Private Placement (Japan) (b)........    13.500      04/15/08       2,343,750
 8,085   Charter Communications Holdings LLC,
         144A - Private Placement (b).........     8.250      04/01/07       7,660,537
 2,500   Citadel Broadcasting Co. ............     9.250      11/15/08       2,506,250
 5,500   Citadel Broadcasting Co., Ser B......    10.250      07/01/07       5,775,000
 1,375   Classic Cable, Inc., 144A - Private
         Placement (b)........................     9.375      08/01/09       1,354,375
 4,250   Coaxial Commerce Central Ohio,
         Inc. ................................    10.000      08/15/06       4,313,750
 1,750   Diamond Cable Co. (United Kingdom)
         (a)..................................  0/11.750      12/15/05       1,561,875
 2,250   Frontiervision Holdings L.P. (a).....  0/11.875      09/15/07       1,912,500
 2,875   Frontiervision Holdings L.P., Ser B
         (a)..................................  0/11.875      09/15/07       2,443,750
 4,000   Globo Communicacoes Participation,
         144A - Private Placement (Brazil)
         (b)..................................    10.625      12/05/08       2,890,000
 3,500   Gray Communications Systems, Inc. ...    10.625      10/01/06       3,644,375
 6,500   Grupo Televisa Corp. (Mexico)........  *             05/15/08       5,411,250
 2,000   Grupo Televisa Corp., Ser B
         (Mexico).............................    11.875      05/15/06       2,060,000
 5,796   Helicon Group L.P. ..................    11.000      11/01/03       6,085,800
 4,000   Hollywood Casino Corp.,
         144A - Private Placement (b).........    11.250      05/01/07       4,060,000
 1,770   Hollywood Casino Shreveport,
         144A - Private Placement (b).........    13.000      08/01/06       1,814,250
 4,000   Hollywood Park, Inc., Ser B..........     9.500      08/01/07       3,960,000
 2,000   Horseshoe Gaming LLC,
         144A - Private Placement (b).........     8.625      05/15/09       1,930,000
 7,000   IHF Holdings, Inc., Ser B (a)........  0/15.000      11/15/04         945,000
 5,500   International Cabletel, Inc. (a).....  0/11.500      02/01/06       4,785,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CONSUMER SERVICES (CONTINUED)
$4,500   Isle of Capri Casinos, Inc.,
         144A - Private Placement (b).........     8.750%     04/15/09    $  4,230,000
   875   James Cable Partners L.P. ...........    10.750      08/15/04         894,688
 4,500   Louisiana Petite Academy, Inc., Ser
         B....................................    10.000      05/15/08       4,038,750
 5,000   Majestic Star Casino LLC, 144A -
         Private Placement (b)................    10.875      07/01/06       4,900,000
 7,500   Multicanal Participacoes, Ser B
         (Brazil).............................    12.625      06/18/04       7,200,000
 4,500   Muzak LLC, 144A - Private Placement
         (b)..................................     9.875      03/15/09       4,455,000
 6,050   Northland Cable Television, Inc. ....    10.250      11/15/07       6,155,875
 3,000   Park N View, Inc., Ser B.............    13.000      05/15/08         915,000
 3,950   Port Arthur Finance Corp., Ser A,
         144A - Private Placement (b).........    12.500      01/15/09       3,969,750
 7,400   Premier Parks, Inc. (a)..............  0/10.000      04/01/08       4,921,000
 7,000   Radio Unica Corp. (a)................  0/11.750      08/01/06       4,270,000
 1,960   SFX Broadcasting, Inc. ..............    10.750      05/15/06       2,107,000
 1,350   Sinclair Broadcast Group, Inc. ......     8.750      12/15/07       1,284,187
 7,000   Splitrock Services, Inc., Ser B......    11.750      07/15/08       6,335,000
 3,150   Station Casinos, Inc., 144A - Private
         Placement (b)........................     8.875      12/01/08       3,071,250
 4,190   Telewest Communications PLC
         (United Kingdom) (a).................  0/11.000      10/01/07       3,697,675
 2,000   Telewest Communications PLC, 144A -
         Private Placement (United Kingdom)
         (a) (b)..............................   0/9.250      04/15/09       1,205,000
 5,000   UIH Australia/Pacific, Inc., Ser B
         (a)..................................  0/14.000      05/15/06       3,775,000
11,250   United International Holdings, Inc.
         (a)..................................  0/10.750      02/15/08       6,496,875
 6,250   Young America Corp., Ser B...........    11.625      02/15/06       4,125,000
                                                                          ------------
                                                                           194,918,712
                                                                          ------------
         ENERGY  2.5%
 1,000   Canadian Forest Oil Ltd. ............     8.750      09/15/07         955,000
 8,500   Hurricane Hydrocarbons Ltd., 144A -
         Private Placements (Canada) (b)
         (f)..................................    11.750      11/01/04       1,912,500
 5,750   Hydrochem Industrial Services, Inc.,
         Ser B................................    10.375      08/01/07       5,175,000
 5,500   KCS Energy, Inc. (f).................    11.000      01/15/03       4,152,500

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         ENERGY (CONTINUED)
$5,000   Pride Petroleum Services, Inc. ......     9.375%     05/01/07    $  5,025,000
 6,000   Universal Compression, Inc. (a)......   0/9.875      02/15/08       3,720,000
 1,000   Universal Compression, Inc. (a)......  0/11.375      02/15/09         600,000
                                                                          ------------
                                                                            21,540,000
                                                                          ------------
         FINANCE  1.7%
 4,750   Americo Life, Inc., 144A - Private
         Placement (b)........................     9.250      06/01/05       4,773,750
 4,000   Avis Rent A Car, Inc., 144A - Private
         Placement (b)........................    11.000      05/01/09       4,130,000
 3,000   Chatwins Group, Inc. ................    13.000      05/01/03       2,790,000
 3,000   Contifinancial Corp. ................     7.500      03/15/02       1,185,000
 2,250   Superior National Capital Trust 1....    10.750      12/01/17       2,148,750
                                                                          ------------
                                                                            15,027,500
                                                                          ------------
         HEALTHCARE  3.4%
 4,000   Alliance Imaging, Inc. ..............     9.625      12/15/05       3,800,000
 3,900   Biovail Corporation International....    10.875      11/15/05       4,056,000
 2,250   DJ Orthopedics LLC, 144A - Private
         Placement (b)........................    12.625      06/15/09       2,148,750
 2,250   Lifepoint Hospitals Holdings, Inc.,
         144A - Private Placement (b).........    10.750      05/15/09       2,261,250
 2,655   Maxxim Medical, Inc., 144A - Private
         Placement (b)........................    10.500      08/01/06       2,827,575
 3,000   Mediq, Inc. .........................    11.000      06/01/08       2,355,000
 1,490   Owens & Minor, Inc. .................    10.875      06/01/06       1,557,050
 8,265   Oxford Health Plans, Inc.,
         144A - Private Placement (b).........    11.000      05/15/05       8,223,675
 3,000   Triad Hospitals Holdings, Inc.,
         144A - Private Placement (b).........    11.000      05/15/09       3,000,000
                                                                          ------------
                                                                            30,229,300
                                                                          ------------
         PRODUCER MANUFACTURING  5.5%
 9,750   Carpenter W R North America, Inc. ...    10.625      06/15/07       8,482,500
   500   Cemex International Capital, Inc. ...     9.660      11/29/49         465,000
 3,355   Compass Aerospace Corp.,
         144A - Private Placement (b).........    10.125      04/15/05       3,002,725

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         PRODUCER MANUFACTURING (CONTINUED)
$4,500   Eagle Picher Industries, Inc. .......     9.375%     03/01/08    $  4,286,250
 5,500   Filtronic PLC, 144A - Private
         Placement (b)........................    10.000      12/01/05       5,307,500
 5,255   GS Technologies Operating, Inc. .....    12.000      09/01/04       4,138,313
 8,000   IMO Industries, Inc. ................    11.750      05/01/06       8,160,000
 1,750   Juno Lighting, Inc., 144A - Private
         Placement (b)........................    11.875      07/01/09       1,732,500
 2,000   Numatics, Inc. ......................     9.625      04/01/08       1,740,000
 3,000   Terex Corp. .........................     8.875      04/01/08       2,857,500
 4,500   Terex Corp., Ser D...................     8.875      04/01/08       4,286,250
 6,750   Waxman Industries, Inc., Ser B (a)...  0/12.750      06/01/04       3,408,750
                                                                          ------------
                                                                            47,867,288
                                                                          ------------
         RAW MATERIALS/PROCESSING INDUSTRIES  9.8%
 2,175   Acetex Corp. (Canada)................     9.750      10/01/03       1,968,375
 4,500   AEP Industries, Inc. ................     9.875      11/15/07       4,387,500
 4,200   Anchor Lamina, Inc. (Canada).........     9.875      02/01/08       3,685,500
 4,540   Aracruz Celulose SA, 144A - Private
         Placement (Brazil) (b)...............    10.375      01/31/02       4,517,300
 4,500   Doe Run Resources Corp., Ser B.......    11.250      03/15/05       4,207,500
 1,500   Doman Industries Ltd., 144A - Private
         Placement (b)........................    12.000      07/01/04       1,500,000
 1,000   Galey & Lord, Inc. ..................     9.125      03/01/08         500,000
1.7 units Intersil Corp., 144A - Private
         Placement (b) (e)....................    13.250      08/15/09       1,751,000
 2,500   Kappa Beheer Bv, 144A - Private
         Placement (b)........................    10.625      07/15/09       2,559,375
 5,000   Lyondell Chemical Co. ...............    10.875      05/01/09       5,087,500
 3,600   Pacifica Papers, Inc., 144A - Private
         Placement (b)........................    10.000      03/15/09       3,654,000
 5,750   Packaging Corp. of America, 144A -
         Private Placement (b)................     9.625      04/01/09       5,821,875
 5,054   Pioneer Americas Acquisition
         Corp. ...............................     9.250      06/15/07       3,664,150
10,025   Printpack, Inc. .....................    10.625      08/15/06       9,373,375
 3,250   Radnor Holdings, Inc., Ser B.........    10.000      12/01/03       3,298,750
 5,000   Renco Steel Holdings, Inc. ..........    10.875      02/01/05       4,275,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
   2.8
 units   Republic Technologies International,
         144A - Private Placement (b) (e).....    13.750%     07/15/09       2,782,500
$2,250   Scovill Fasteners, Inc. .............    11.250      11/30/07       1,293,750
 6,010   Tekni-Plex, Inc., Ser B..............    11.250      04/01/07       6,400,650
 2,025   TeleCorp PCS, Inc., 144A - Private
         Placement (a) (b)....................  0/11.625      04/15/09       1,189,687
 4,000   Tritel PCS, Inc., 144A - Private
         Placement (a) (b)....................  0/12.750      05/15/09       2,300,000
 2,750   Vicap SA (Mexico)....................    10.250      05/15/02       2,433,750
 6,250   Vicap SA (Mexico)....................    11.375      05/15/07       5,281,250
 4,550   WHX Corp. ...........................    10.500      04/15/05       4,368,000
                                                                          ------------
                                                                            86,300,787
                                                                          ------------
         TECHNOLOGY  3.5%
 5,500   Advanced Micro Devices, Inc. ........    11.000      08/01/03       5,142,500
 6,600   Century Communications Corp. ........  *             01/15/08       2,829,750
 2,000   Crown Castle International Corp.,
         144A - Private Placement (b).........     9.500      08/01/11       1,955,000
 6,000   DecisionOne Holdings Corp. (f).......     9.750      08/01/07         270,000
     3
 units   DecisionOne Holdings Corp. (a) (e)...  0/11.500      08/01/08          22,500
 3,660   Dictaphone Corp. ....................    11.750      08/01/05       2,653,500
 7,500   Fairchild Semiconductor Corp.,
         144A - Private Placement (b).........    10.375      10/01/07       7,387,500
 7,550   PSINet, Inc. ........................    11.500      11/01/08       7,682,125
 2,375   PSINet, Inc., 144A - Private
         Placement (b)........................    11.000      08/01/09       2,386,875
                                                                          ------------
                                                                            30,329,750
                                                                          ------------
         TRANSPORTATION  4.8%
 4,000   American Commercial Lines LLC........    10.250      06/30/08       3,950,000
 7,500   Atlas Air, Inc. .....................    10.750      08/01/05       7,687,500
 6,750   Atlas Air, Inc. .....................     9.375      11/15/06       6,547,500
 1,800   Atlas Air, Inc. .....................     9.250      04/15/08       1,705,500
 2,700   Cenargo International PLC............     9.750      06/15/08       2,308,500

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         TRANSPORTATION (CONTINUED)
$7,250   Greyhound Lines, Inc. ...............    11.500%     04/15/07       8,192,500
$5,950   MRS Logistica SA, Ser B,
         144A - Private Placement (Brazil)
         (b)..................................    10.625      08/15/05       3,778,250
 6,250   Pegasus Shipping Hellas Ltd., Ser
         A....................................    11.875      11/15/04       2,281,250
 4,500   Stena AB (Sweden)....................    10.500      12/15/05       4,500,000
 1,800   Transport World Airlines, Inc., 144A
         -Private Placement (b)...............    11.500      12/15/04       1,539,000
                                                                          ------------
                                                                            42,490,000
                                                                          ------------
         UTILITIES  20.6%
 5,500   American Cellular Corp. .............    10.500      05/15/08       5,678,750
 6,250   Centennial Cellular Operating Co. ...    10.750      12/15/08       6,500,000
 9,750   Clearnet Communications, Inc.
         (Canada) (a).........................  0/14.750      12/15/05       9,067,500
 6,000   Compania De Transporte Energia, 144A
         -Private Placement (Argentina) (b)...     9.250      04/01/08       4,980,000
 3,950   Crown Castle International Corp.
         (a)..................................  0/10.625      11/15/07       2,784,750
 7,000   CTI Holdings SA (a)..................  0/11.500      04/15/08       3,360,000
11,160   E Spire Communications, Inc. (a).....  0/13.000      11/01/05       6,779,700
 3,180   E Spire Communications, Inc. (a).....  0/12.750      04/01/06       1,788,750
 1,175   Globe Telecom, Inc., 144A - Private
         Placement (b)........................    13.000      08/01/09       1,179,406
 4,300   Globenet Communications Group Ltd.,
         144A - Private Placement (b).........    13.000      07/15/07       4,192,500
 2,570   GST Network Funding, Inc., 144A -
         Private Placement (a) (b)............  0/10.500      05/01/08       1,464,900
   568   GST Telecommunciations, Inc., 144A -
         Private Placement (Canada) (a) (b)...  0/13.875      12/15/05         721,360
 2,550   ICG Holdings, Inc. (a)...............  0/13.500      09/15/05       2,269,500
 2,500   ICG Holdings, Inc. (a)...............  0/12.500      05/01/06       1,975,000
 9,100   Intermedia Communications of Florida,
         Inc. (a).............................  0/12.500      05/15/06       7,507,500
 8,250   IXC Communications, Inc. ............     9.000      04/15/08       8,115,938
 7,000   KMC Telecommunications Holdings, Inc.
         (a)..................................  0/12.500      02/15/08       3,815,000
 4,000   Level 3 Communications, Inc. ........     9.125      05/01/08       3,740,000
 2,000   Level 3 Communications, Inc. (a).....  0/10.500      12/01/08       1,140,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         UTILITIES (CONTINUED)
$5,750   McLeodusa, Inc. (a)..................  0/10.500%     03/01/07       4,312,500
 2,300   Metromedia Fiber Network, Inc. ......    10.000      11/15/08       2,277,000
 1,500   Metronet Communications Corp.
         (Canada) (a).........................  0/10.750      11/01/07       1,207,500
 1,250   Metronet Communications Corp.
         (Canada) (a).........................   0/9.950      06/15/08         956,250
 9,510   Microcell Telecommunications, Ser B
         (a)..................................  0/14.000      06/01/06       7,869,525
 9,000   Millicom International Cellular SA
         (Luxemburg) (a)......................  0/13.500      06/01/06       6,322,500
10,250   Netia Holdings, Inc., Ser B
         (Netherlands) (a)....................  0/11.250      11/01/07       6,560,000
 3,750   Nextel Communications, Inc. (a)......  0/10.650      09/15/07       2,756,250
 1,000   Nextel Communications, Inc. .........    12.000      11/01/08       1,115,000
 4,500   NTL, Inc. (a)........................   0/9.750      04/01/08       2,947,500
 5,125   Optel, Inc., Ser B, 144A - Private
         Placement (b)........................    13.000      02/15/05       3,613,125
10,450   Pinnacle Holdings, Inc. (a)..........  0/10.000      03/15/08       6,008,750
 4,450   Price Communications Wireless........    11.750      07/15/07       4,872,750
 4,500   Price Communications Wireless, Ser
         B....................................     9.125      12/15/06       4,590,000
 6,400   Primus Telecommunications Group......    11.750      08/01/04       6,272,000
 1,750   Primus Telecommunications Group......    11.250      01/15/09       1,671,250
 3,750   Rural Cellular Corp. ................     9.625      05/15/08       3,825,000
 2,250   Satelites Mexicanos SA (Mexico)......    10.125      11/01/04       1,777,500
10,250   SBA Communications Corp. (a).........  0/12.000      03/01/08       5,893,750
 8,100   Startec Global Communications........    12.000      05/15/08       6,925,500
 1,000   Telecom Argentina, Ser J, 144A -
         Private Placement (Argentina) (b)....     9.750      07/12/01       1,007,500
 1,500   Transtel, 144A - Private Placement
         (Columbia) (a) (b)...................    14.500      11/01/07         750,000
 5,675   Triton Communications LLC (a)........  0/11.000      05/01/08       3,887,375

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         UTILITIES (CONTINUED)
$3,500   United Pan-Europe Communications NV
         144A - Private Placement
         (Netherlands) (b)....................    10.875%     08/01/09       3,521,875
 6,740   Verio, Inc. .........................    10.375      04/01/05       6,706,300
 4,300   Verio, Inc. .........................    11.250      12/01/08       4,375,250
 2,000   Worldwide Fiber, Inc., 144A - Private
         Placement (b)........................    12.000      08/01/09       2,000,000
                                                                          ------------
                                                                           181,082,504
                                                                          ------------
         TOTAL CORPORATE DEBT OBLIGATIONS  93.4%......................     819,768,779
                                                                          ------------
         FOREIGN GOVERNMENT OBLIGATIONS  0.7%
 2,000   Republic of Argentina (Argentina)....    11.375      01/30/17       1,747,500
 4,000   United Mexican States Debt
         (Mexico).............................    11.500      05/15/26       4,342,500
                                                                          ------------
         TOTAL FOREIGN GOVERNMENT OBLIGATIONS.........................       6,090,000
                                                                          ------------
EQUITIES  2.0%
  American Telecasting, Inc. (1,750 Common Stock Warrants) (c)........           1,750
  Contour Energy Co. (75,000 Common Shares) (c).......................         152,344
  Crown Castle International Corp. (20,637 Preferred Shares, 12.75%
  coupon, $1,000 par per share) (c) (d)...............................       2,115,292
  Dairy Mart Convenience Stores (14,998 Common Stock Warrants) (c)....           5,399
  Day International Group, Inc. (1,741 Preferred Shares, 12.25%
  coupon, $1,000 par per share) (c) (d)...............................       1,410,210
  KMC Telecommunications Holdings, Inc., 144A - Private Placement
  (7,000 Common Stock Warrants) (b) (c)...............................          70,000
  Metronet Communications Corp., 144A - Private Placement (9,250
  Common Stock Warrants) (Canada) (b) (c).............................         740,000
  NTL, Inc., 144A - Private Placement (6,889 Common Stock Warrants)
  (b) (c).............................................................          89,557
  Optel, Inc. (3,275 Common Shares) (c)...............................           6,550
  Park N View, Inc., 144A - Private Placement (3,000 Common Stock
  Warrants) (b) (c)...................................................             750
  Price Communications Corp. (221,141 Common Shares) (c)..............       4,547,212
  Primus Telecommunications Group (2,000 Common Stock Warrants) (c)...          41,000
  Rural Cellular Corp. (7,046 Preferred Shares, 11.375% coupon, $1,000
  par per share) (c) (d)..............................................       7,116,460
  Signature Brands, Inc. (4,000 Common Stock Warrants) (c)............          86,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                 Description                                              Market Value
--------------------------------------------------------------------------------------
EQUITIES (CONTINUED)
  Splitrock Services, Inc., 144A - Private Placement
  (7,000 Common Stock Warrants) (b) (c)...............................         420,000
  Star Gas Partners, L.P. (1,219 Units of Limited Partnership
  Interests)..........................................................          19,809
  Startec Global Communications (8,100 Common Stock Warrants) (c).....           8,100
  Terex Corp. (28,000 Common Stock Rights) (c)........................         504,000
  Total Renal Care Holdings, Inc. (10,000 Common Shares) (c)..........          80,625
  UIH Australia Pacific, Inc. (5,000 Common Stock Warrants) (c).......          15,000
  Urohealth Sysytems, Inc., 144A - Private Placement (4,750 Common
  Stock Warrants) (b) (c).............................................              47
  Wright Medical Technolgy, Inc. (4,118 Common Stock Warrants) (c)....             412
                                                                          ------------
TOTAL EQUITIES  2.0%..................................................      17,430,517
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  96.1%
  (Cost $934,678,073).................................................     843,289,296
                                                                          ------------
SHORT-TERM INVESTMENTS  2.2%
REPURCHASE AGREEMENT  1.4%
  BankAmerica Securities ($12,029,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/31/99, to
  be sold on 09/01/99 at $12,030,824).................................      12,029,000
U.S. GOVERNMENT AGENCY OBLIGATION  0.8%
  Federal Home Loan Bank Consolidated Discount Note ($7,551,000 par,
  yielding 5.40%, 09/01/99 maturity)..................................       7,549,868
                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $19,578,868)..................................................      19,578,868
                                                                          ------------
TOTAL INVESTMENTS  98.3%
  (Cost $954,256,941).................................................     862,868,164
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%...........................      15,012,278
                                                                          ------------
NET ASSETS  100.0%....................................................    $877,880,442
                                                                          ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified Institutional buyers.

(c) Non-income producing security.

(d) Payment-in-kind security.

(e) One unit represents one million par of senior notes and one warrant.

(f) Non-income producing as this bond is currently in default.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $954,256,941).......................    $  862,868,164
Cash........................................................             3,656
Receivables:
  Interest..................................................        20,136,344
  Fund Shares Sold..........................................         1,792,775
Other.......................................................            88,435
                                                                --------------
      Total Assets..........................................       884,889,374
                                                                --------------
LIABILITIES:
Payables:
  Income Distributions......................................         3,596,194
  Fund Shares Repurchased...................................         1,953,435
  Distributor and Affiliates................................           628,665
  Investment Advisory Fee...................................           396,504
Accrued Expenses............................................           244,848
Trustees' Deferred Compensation and Retirement Plans........           189,286
                                                                --------------
      Total Liabilities.....................................         7,008,932
                                                                --------------
NET ASSETS..................................................    $  877,880,442
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,055,778,413
Accumulated Undistributed Net Investment Income.............           944,173
Net Unrealized Depreciation.................................       (91,388,777)
Accumulated Net Realized Loss...............................       (87,453,367)
                                                                --------------
NET ASSETS..................................................    $  877,880,442
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $492,378,343 and 86,742,193 shares of
      beneficial interest issued and outstanding)...........    $         5.68
    Maximum sales charge (4.75%* of offering price).........               .28
                                                                --------------
    Maximum offering price to public........................    $         5.96
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $318,228,218 and 55,993,172 shares of
      beneficial interest issued and outstanding)...........    $         5.68
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $67,273,881 and 11,903,905 shares of
      beneficial interest issued and outstanding)...........    $         5.65
                                                                ==============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $100,657,191
Dividends...................................................     1,012,021
Other.......................................................     3,123,947
                                                              ------------
    Total Income............................................   104,793,159
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $1,210,079, $3,128,896 and $640,673,
  respectively).............................................     4,979,648
Investment Advisory Fee.....................................     4,751,418
Shareholder Services........................................     1,711,046
Custody.....................................................       102,732
Trustees' Fees and Related Expenses.........................        46,153
Legal.......................................................        38,780
Other.......................................................       522,300
                                                              ------------
Total Expenses..............................................    12,152,077
Less Credits Earned on Overnight Cash Balances..............        45,952
                                                              ------------
    Net Expenses............................................    12,106,125
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 92,687,034
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(26,018,022)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (63,501,755)
  End of the Period.........................................   (91,388,777)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (27,887,022)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(53,905,044)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 38,781,990
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended        Year Ended
                                                    August 31, 1999   August 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  92,687,034     $ 74,061,466
Net Realized Gain/Loss...........................      (26,018,022)      18,269,123
Net Unrealized Depreciation During the Period....      (27,887,022)     (89,734,268)
                                                     -------------     ------------
Change in Net Assets from Operations.............       38,781,990        2,596,321
                                                     -------------     ------------
Distributions from Net Investment Income:
  Class A Shares.................................      (56,432,461)     (49,213,216)
  Class B Shares.................................      (31,245,715)     (21,538,906)
  Class C Shares.................................       (6,424,163)      (3,848,005)
                                                     -------------     ------------
  Total Distributions............................      (94,102,339)     (74,600,127)
                                                     -------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (55,320,349)     (72,003,806)
                                                     -------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      377,609,982      398,226,626
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       50,110,723       41,295,995
Cost of Shares Repurchased.......................     (332,658,016)    (226,785,118)
                                                     -------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................       95,062,689      212,737,503
                                                     -------------     ------------
TOTAL INCREASE IN NET ASSETS.....................       39,742,340      140,733,697
NET ASSETS:
Beginning of the Period..........................      838,138,102      697,404,405
                                                     -------------     ------------
End of the Period (Including accumulated
  undistributed net investment income of $944,173
  and $4,912,228, respectively)..................    $ 877,880,442     $838,138,102
                                                     =============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended August 31,
                                    ------------------------------------------
          Class A Shares             1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period............................  $6.060   $6.548   $6.298   $ 6.15   $ 6.12
                                    ------   ------   ------   ------   ------
Net Investment Income.............    .626     .614     .604     .607      .55
Net Realized and Unrealized
  Gain/Loss.......................   (.370)   (.479)    .267     .139    .0515
                                    ------   ------   ------   ------   ------
Total from Investment
  Operations......................    .256     .135     .871     .746    .6015
Less Distributions from Net
  Investment Income...............    .640     .623     .621     .598    .5715
                                    ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................  $5.676   $6.060   $6.548   $6.298   $ 6.15
                                    ======   ======   ======   ======   ======
Total Return (a)..................   4.41%    1.66%   14.44%   12.66%   10.48%
Net Assets at End of the Period
  (In millions)...................  $492.4   $499.3   $468.6   $421.4   $411.9
Ratio of Expenses to Average Net
  Assets (b)......................   1.03%    1.00%    1.08%    1.08%    1.12%
Ratio of Net Investment Income to
  Average Net Assets (b)..........  10.65%    9.33%    9.37%    9.65%    9.23%
Portfolio Turnover................     51%      90%      75%      76%      49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended August 31,
                                    ------------------------------------------
          Class B Shares             1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period............................  $6.064   $6.558   $6.310   $ 6.16   $ 6.14
                                    ------   ------   ------   ------   ------
  Net Investment Income...........    .584     .571     .559     .559      .51
  Net Realized and Unrealized
    Gain/Loss.....................   (.373)   (.490)    .262     .141    .0335
                                    ------   ------   ------   ------   ------
Total from Investment
  Operations......................    .211     .081     .821     .700    .5435
Less Distributions from Net
  Investment Income...............    .592     .575     .573     .550    .5235
                                    ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................  $5.683   $6.064   $6.558   $6.310   $ 6.16
                                    ======   ======   ======   ======   ======
Total Return (a)..................   3.57%    0.77%   13.58%   11.78%    9.41%
Net Assets at End of the Period
  (In millions)...................  $318.2   $283.1   $198.0   $114.6   $ 89.9
Ratio of Expenses to Average Net
  Assets (b)......................   1.79%    1.79%    1.86%    1.87%    1.93%
Ratio of Net Investment Income to
  Average Net Assets (b)..........   9.88%    8.52%    8.60%    8.86%    8.42%
Portfolio Turnover................     51%      90%      75%      76%      49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended August 31,
                                    ------------------------------------------
          Class C Shares             1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period............................  $6.035   $6.528   $6.284   $ 6.14   $ 6.11
                                    ------   ------   ------   ------   ------
  Net Investment Income...........    .582     .570     .561     .557      .51
  Net Realized and Unrealized
    Gain/Loss.....................   (.374)   (.488)    .256     .137    .0435
                                    ------   ------   ------   ------   ------
Total from Investment
  Operations......................    .208     .082     .817     .694    .5535
Less Distributions from Net
  Investment Income...............    .592     .575     .573     .550    .5235
                                    ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................  $5.651   $6.035   $6.528   $6.284   $ 6.14
                                    ======   ======   ======   ======   ======
Total Return (a)..................   3.42%    0.93%   13.64%   11.66%    9.63%
Net Assets at End of the Period
  (In millions)...................  $ 67.3   $ 55.8   $ 30.8   $ 17.5   $ 15.7
Ratio of Expenses to Average Net
  Assets (b)......................   1.79%    1.79%    1.86%    1.87%    1.93%
Ratio of Net Investment Income to
  Average Net Assets (b)..........   9.87%    8.49%    8.57%    8.86%    8.42%
Portfolio Turnover................     51%      90%      75%      76%      49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 98% of the investment portfolio. At August 31, 1999, approximately 15% of the Fund's long-term investments were in non-U.S. issuers, of which the largest geographic exposure was Canada with 3%.

                                August 31, 1999
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1999, the Fund

                                August 31, 1999
--------------------------------------------------------------------------------

had an accumulated capital loss carryforward for tax purposes of $68,001,037 which expires between August 31, 2000 and August 31, 2007. Of this amount, $45,375,504 will expire in 2000. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.
    At August 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $954,541,201, the aggregate gross unrealized appreciation is $13,096,054 and the aggregate gross unrealized depreciation is $104,769,091, resulting in net unrealized depreciation on long- and short-term investments of $91,673,037.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds disposed of in the prior period totaling $807,089 and a resulting adjustment to the amount of capital loss carryforward which expired was reclassified in the current period from accumulated undistributed net investment income to capital. Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $125,160,730 were reclassified from accumulated net realized gain/loss to capital. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $184,649 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. Additionally, permanent differences of $1,930,310 related to consent fee income was reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss.

                                August 31, 1999
--------------------------------------------------------------------------------

F. EXPENSE REDUCTIONS--During the year ended August 31, 1999, the Fund's custody fee was reduced by $45,952 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $150 million....................................     .625 of 1%
Next $150 million.....................................     .550 of 1%
Over $300 million.....................................     .500 of 1%

    For the year ended August 31, 1999, the Fund recognized expenses of approximately $38,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended August 31, 1999, the Fund recognized expenses of approximately $216,800 representing Van Kampen's cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 1999, the Fund recognized expenses of approximately $1,278,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                August 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
At August 31, 1999, capital aggregated $698,093,022, $293,770,644 and
$63,914,747 for Class A, B and C shares, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  32,072,403    $ 188,609,487
  Class B....................................  25,472,343      150,618,753
  Class C....................................   6,517,433       38,381,742
                                              -----------    -------------
Total Sales..................................  64,062,179    $ 377,609,982
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   5,422,970    $  31,977,983
  Class B....................................   2,538,917       14,977,036
  Class C....................................     538,024        3,155,704
                                              -----------    -------------
Total Dividend Reinvestment..................   8,499,911    $  50,110,723
                                              ===========    =============
Repurchases:
  Class A.................................... (33,140,278)   $(196,504,687)
  Class B.................................... (18,690,883)    (110,387,970)
  Class C....................................  (4,391,924)     (25,765,359)
                                              -----------    -------------
Total Repurchases............................ (56,223,085)   $(332,658,016)
                                              ===========    =============

                                August 31, 1999
--------------------------------------------------------------------------------

    At August 31, 1998, capital aggregated $743,728,332, $283,660,303 and
$57,680,730 for Class A, B and C shares, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales
  Class A....................................  28,314,218    $ 187,996,517
  Class B....................................  25,445,038      169,122,792
  Class C....................................   6,221,313       41,107,317
                                              -----------    -------------
Total Sales..................................  59,980,569    $ 398,226,626
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   4,382,061    $  28,862,654
  Class B....................................   1,568,905       10,333,349
  Class C....................................     320,344        2,099,992
                                              -----------    -------------
Total Dividend Reinvestment..................   6,271,310    $  41,295,995
                                              ===========    =============
Repurchases:
  Class A.................................... (21,870,630)   $(144,129,518)
  Class B.................................... (10,532,646)     (69,416,384)
  Class C....................................  (2,018,608)     (13,239,216)
                                              -----------    -------------
Total Repurchases............................ (34,421,884)   $(226,785,118)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended August 31, 1999, 11,279,092 Class B shares automatically converted to Class A shares. The CDSC will be imposed on

                                August 31, 1999
--------------------------------------------------------------------------------

most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                   CONTINGENT DEFERRED
                                                       SALES CHARGE
              YEAR OF REDEMPTION                CLASS B            CLASS C
--------------------------------------------------------------------------
First..........................................   4.00%              1.00%
Second.........................................   4.00%               None
Third..........................................   3.00%               None
Fourth.........................................   2.50%               None
Fifth..........................................   1.50%               None
Sixth and Thereafter...........................    None               None

    For the year ended August 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $218,800 and CDSC on redeemed shares of approximately $773,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $510,175,034 and $426,498,986, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

                                August 31, 1999
--------------------------------------------------------------------------------

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    There were no transactions in futures contracts for the year ended August 31, 1999.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1999, are payments retained by Van Kampen of approximately $2,742,700.

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          VAN KAMPEN SERIES FUND, INC.

              DATED APRIL 3, 2000, AS SUPPLEMENTED ON MAY 25, 2000

                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN GROWTH FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                        VAN KAMPEN EUROPEAN EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                         VAN KAMPEN GLOBAL EQUITY FUND
                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                  VAN KAMPEN HIGH YIELD AND TOTAL RETURN FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND

                      SUPPLEMENT DATED MAY 25, 2000 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 3, 2000,
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "DIRECTORS AND OFFICERS" is hereby amended by deleting all information pertaining to Paul G. Yovovich, effective April 14, 2000.

     (2) The section entitled "DIRECTORS AND OFFICERS--OFFICERS" is hereby amended by deleting all information pertaining to Edward C. Wood, III and Stephen L. Boyd, effective April 17, 2000, and Peter W. Hegel, effective May 31, 2000, and by adding the following:

Stephen L. Boyd......................  Executive Vice President and Chief Investment Officer of Van
Date of Birth: 11/16/40                Kampen Investments, and President and Chief Operating
Executive Vice President and           Officer of the Advisers. Executive Vice President and Chief
Chief Investment Officer               Investment Officer of each of the funds in the Fund Complex and certain other investment companies advised by the
                                       Advisers or their affiliates. Prior to April 2000, Vice
                                       President and Chief Investment Officer of the Advisers.
                                       Prior to October 1998, Vice President and Senior Portfolio
                                       Manager with AIM Capital Management, Inc. Prior to February
                                       1998, Senior Vice President and Portfolio Manager of Van
                                       Kampen American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.
John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
Date of Birth: 11/25/57                Investments, President and Director of the Distributor and
Vice President                         President of Van Kampen Insurance Agency of Illinois Inc.
                                       Vice President of each of the funds in the Fund Complex.
                                       From November 1992 to December 1997, Senior Vice President
                                       of the Distributor.

     (3) The footnote to the "CLASS A SHARES SALES CHARGE TABLE" at the end of the second paragraph in the section entitled "DISTRIBUTION AND SERVICE" is hereby deleted in its entirety and replaced with the following:

          * No sales charge is payable at the time of purchase on investments of $1 million or more, although the Funds may impose a contingent deferred sales charge of 1.00% on certain redemptions made within

                                                                      MS SPT SAI
     one year of purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     (4) The section entitled "DISTRIBUTION AND SERVICE" is hereby amended by adding at the end of the section the following:

     The Distributor has entered into agreements with The Prudential Insurance Company of America with respect to the High Yield and Total Return Fund and the Tax Managed Global Franchise Fund. Shares of these funds will be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance program should contact the firm mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

     (5) The information in the section entitled "OTHER
INFORMATION -- INDEPENDENT ACCOUNTANTS" is hereby deleted in its entirety and replaced with the following:

     Independent accountants for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Directors has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601, to be the Fund's independent accountants, effective May 18, 2000. PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent accountants was approved by the Fund's audit committee and the Fund's Board of Directors, including Directors who are not "interested persons" of the Fund (as defined in the 1940 Act).

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                       STATEMENT OF ADDITIONAL INFORMATION
                          VAN KAMPEN SERIES FUND, INC.

    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following nineteen investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Asian Growth Fund, Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Equity Growth Fund, Van Kampen European Equity Fund, Van Kampen Focus Equity Fund (formerly known as Van Kampen Aggressive Equity Fund), Van Kampen Global Equity Allocation Fund, Van Kampen Global Equity Fund, Van Kampen Global Fixed Income Fund, Van Kampen Growth and Income Fund II, Van Kampen High Yield & Total Return Fund, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, Van Kampen Latin American Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Tax Managed Global Franchise Fund (formerly known as Van Kampen Global Franchise Fund), Van Kampen Value Fund and Van Kampen Worldwide High Income Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter.

    This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with each Fund's prospectus (the "Prospectus") dated as of October 28, 1999 for all Funds except the Tax Managed Global Franchise Fund dated as of April 3, 2000. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read the Prospectus of a Fund prior to purchasing shares of such Fund. A Prospectus for each of the Funds may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833 for the
hearing impaired).

                      ------------------------------------

                                TABLE OF CONTENTS
                      ------------------------------------



                                                                PAGE
                                                                ----

General Information............................................   2
Investment Objectives, Policies and Risks......................   7
Investment Restrictions........................................  25
Directors and Officers.........................................  28
Investment Advisory Agreements.................................  34
Other Agreements...............................................  37
Distribution and Service.......................................  38
Transfer Agent.................................................  43
Portfolio Transactions and Brokerage Allocation................  43
Shareholder Services...........................................  46
Redemption of Shares...........................................  47
Contingent Deferred Sales Charge -- Class A....................  47
Waiver of Class B and Class C Contingent Deferred Sales
 Charges.......................................................  48
Taxation.......................................................  49
Performance Information........................................  52
Other Information..............................................  56
Appendix A -- Description of Securities Ratings................ A-1
Reports of Independent Accountants, Financial Statements and
 Notes to Financial Statements................................. F-1

--------------------------------------------------------------------------------
Date: April 3, 2000                                                            1

                               GENERAL INFORMATION

    The Company is a corporation established under the laws of the state of Maryland by Articles of Incorporation dated August 12, 1992 (the "Articles"). The Articles permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Series Fund, Inc. The company changed its name to Van Kampen Series Fund, Inc. in July 1998. Similarly each Fund described herein at the time of its organization began its name with the words "Morgan Stanley" and each Fund changed its name to begin with the words "Van Kampen" in July 1998 (except for the Equity Growth Fund which made this name change in June 1998 and the Global Franchise Fund which has always had Van Kampen in its name since its organization in June 1998 and added the words "Tax Managed" to its name in March
2000).

    Van Kampen Investment Advisory Corp. ("Advisory Corp.") is the investment adviser (the "Adviser") and the administrator (the "Administrator") for the Funds. Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM") is a sub-adviser (a "Sub-Adviser") to the Funds, other than Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. Miller, Anderson & Sherrard, LLP ("MAS") is a sub-adviser (a "Sub-Adviser") to Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. The Funds are distributed by Van Kampen Funds Inc. (the "Distributor") and the Funds receive certain shareholder services from Van Kampen Investor Services Inc. ("Investor Services"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information".

    Advisory Corp., the Distributor, and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). MSDWIM and MAS are wholly owned subsidiaries of Morgan Stanley Dean Witter. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at PO Box 218256, Kansas City, Missouri 64121-8256. The principal office of MSDWIM is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of MAS is located at One Tower Bridge, West Conshocken, Pennsylvania 19428.

    Morgan Stanley Dean Witter is a preeminant global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    The authorized capitalization of the Company consists of 21,375,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.

    Each Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

    The Company does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

    In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

    Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

    As of March 7, 2000, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of any Fund, except as follows:



                                                                          AMOUNT OF                PERCENTAGE OF
FUND                                         NAME & ADDRESS OF HOLDER     OWNERSHIP    CLASS         OWNERSHIP
----                                         ------------------------     ---------    -----       -------------
American Value Fund                    MLPF&S For the Sole Benefit        5,809,238       A          30.81 %
                                       of its customers
                                       Attn Fund Administration 97B64
                                       4800 Deer Lake Drive E. 2nd Floor
                                       Jacksonville, FL 32246-6484
                                       Edward Jones & CO                  1,103,505       A           5.85 %
                                       Attn: Mutual Fund
                                       Shareholder Accounting
                                       201 Progress Pkwy
                                       Maryland Hts., MO 63043-3009
                                       MLPF&S For the Sole Benefit        2,220,950       B          13.66 %
                                       of its customers
                                       Attn Fund Administration 97B65
                                       4800 Deer Lake Drive E. 2nd Floor
                                       Jacksonville, FL 32246-6484
                                       MLPF&S For the Sole Benefit        1,762,159       C          20.60 %
                                       of its customers
                                       Attn Fund Administration 97CSB
                                       4800 Deer Lake Drive E. 2nd Floor
                                       Jacksonville, FL 32246-6484
Asian Growth Fund                      Charles Schwab & Co Inc              337,467       A           5.47 %
                                       Exclusive Benefit of its
                                       customers
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122
                                       MLPF&S For the Sole Benefit          252,021       B           6.48 %
                                       of its customers
                                       Attn Fund Administration 97FK4
                                       4800 Deer Lake Drive E 2nd Floor
                                       Jacksonville, FL 32246-6484
Emerging Markets Fund                  Charles Schwab & Co Inc            1,518,932       A          21.83 %
                                       Exclusive Benefit of its
                                       customers
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122
Equity Growth Fund                     Edward Jones & CO                    347,505       A          15.77 %
                                       Attn: Mutual Fund                    111,190       C          12.02 %
                                       Shareholder Accounting
                                       201 Progress Pkwy
                                       Maryland Hts., MO 63043-3009
                                       MLPF&S For the Sole Benefit          188,705       B           6.97 %
                                       of its customers
                                       Attn Fund Administration 97238
                                       4800 Deer Lake Drive E. 2nd Floor
                                       Jacksonville, FL 32246-6484
                                       Donaldson Lufkin Jenrette             57,078       C           6.17 %
                                       Securities Corp Inc
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-2052
Focus Equity Fund                      Edward Jones & CO                    568,803       A          10.50 %
                                       Attn: Mutual Fund
                                       Shareholder Accounting
                                       201 Progress Pkwy
                                       Maryland Hts., MO 63043-3009

                                                                               3

                                                                          AMOUNT OF                PERCENTAGE OF
FUND                                         NAME & ADDRESS OF HOLDER     OWNERSHIP    CLASS         OWNERSHIP
----                                         ------------------------     ---------    -----       -------------
                                       MLPF&S For the Sole Benefit           99,657       C           5.18 %
                                       of its customers
                                       Attn Fund Administration 97B63
                                       4800 Deer Lake Drive E. 2nd Floor
                                       Jacksonville, FL 32246-6484

Global Equity Fund                     Edward Jones & CO                    659,603       A          10.09 %
                                       Attn: Mutual Fund
                                       Shareholder Accounting
                                       201 Progress Pkwy
                                       Maryland Hts., MO 63043-3009

Global Equity Allocation Fund          Edward Jones & CO                  1,433,905       A           9.10 %
                                       Attn: Mutual Fund
                                       Shareholder Accounting
                                       201 Progress Pkwy
                                       Maryland Hts., MO 63043-3009

Global Fixed Income Fund               Charles Schwab & Co Inc               18,585       A           7.96 %
                                       Exclusive Benefit of its
                                       Customers
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

                                       First Union Securities, Inc.          17,921       A           7.67 %
                                       A/C 1352-7748
                                       FBO James H. Begay
                                       111 East Kilbourn Avenue
                                       Milwaukee, WI 53202-6611

                                       James Brown Cust                      16,334       A           6.99 %
                                       Prof Sh Pl Script Care Inc
                                       DTD 01/01/1997
                                       87 Interstate 10 N Ste 100
                                       Beaumont, TX 77707-2542

                                       Prudential Securities Inc FBO         10,832       B           7.48 %
                                       Marlane Investments L.P.
                                       4002 Marlane Drive
                                       Pensacola, FL 32526-2149

                                       First Union Securities, Inc.          13,190       C          10.23 %
                                       A/C 2755-2685
                                       Geraldine M. Falkiner 1987
                                       111 East Kilbourn Avenue
                                       Milwaukee, WI 53202-6611

                                       Salomon Smith Barney Inc              11,943       C           9.26 %
                                       00117947308
                                       333 West 34th Street -- 3rd Floor
                                       New York, NY 10001-2483

High Yield & Total Return Fund         Edward Jones & CO                    117,606       A          17.63 %
                                       Attn: Mutual Fund                     35,406       C           6.48 %
                                       Shareholder Accounting
                                       201 Progress Pkwy
                                       Maryland Hts., MO 63043-3009

                                       Charles Schwab & Co Inc               77,647       A          11.64 %
                                       Exclusive Benefit of its
                                       Customers
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

                                                                            AMOUNT OF                PERCENTAGE OF
FUND                                         NAME & ADDRESS OF HOLDER       OWNERSHIP    CLASS         OWNERSHIP
----                                         ------------------------       ---------    -----       -------------
                                         MLPF&S For the Sole Benefit           59,879       A           8.97 %
                                         of its customers
                                         Attn Fund Administration 97N81
                                         4800 Deer Lake Drive E. 2nd Floor
                                         Jacksonville, FL 32246-6484

                                         Donaldson Lufkin Jenrette             38,935       A           5.84 %
                                         Securities Corp Inc
                                         P.O. Box 2052
                                         Jersey City, NJ 07303-2052

                                         MLPF&S For the Sole Benefit          108,656       B           5.72 %
                                         of its customers
                                         Attn Fund Administration 97N82
                                         4800 Deer Lake Drive E. 2nd Floor
                                         Jacksonville, FL 32246-6484

                                         MLPF&S For the Sole Benefit           50,802       C           9.30 %
                                         of its customers
                                         Attn Fund Administration 97N83
                                         4800 Deer Lake Drive E. 2nd Floor
                                         Jacksonville, FL 32246-6484

International Magnum Fund                Edward Jones & CO                    997,937       A          30.10 %
                                         Attn: Mutual Fund                    275,816       B           7.76 %
                                         Shareholder Accounting
                                         201 Progress Pkwy
                                         Maryland Hts., MO 63043-3009

                                         MLPF&S For the Sole Benefit           67,676       C           6.96 %
                                         of its customers
                                         Attn Fund Administration 97N88
                                         4800 Deer Lake Drive E. 2nd Floor
                                         Jacksonville, FL 32246-6484

Latin American Fund                      Charles Schwab & Co Inc              135,438       A           6.20 %
                                         Exclusive Benefit of its
                                         Customers
                                         101 Montgomery Street
                                         San Francisco, CA 94104-4122

                                         MLPF&S For the Sole Benefit           87,051       B           5.76 %
                                         of its customers
                                         Attn Fund Administration 97N90
                                         4800 Deer Lake Drive E. 2nd Floor
                                         Jacksonville, FL 32246-6484

                                         MLPF&S For the Sole Benefit           83,791       C           9.93 %
                                         of its customers
                                         Attn Fund Administration 97N81
                                         4800 Deer Lake Drive E. 2nd Floor
                                         Jacksonville, FL 32246-6484

Mid Cap Growth Fund                      MLPF&S For the Sole Benefit          227,998       A          11.14 %
                                         of its customers                     158,273       B           9.30 %
                                         Attn Fund Administration 97238       211,174       C          19.35 %
                                         4800 Deer Lake Drive E. 2nd Floor
                                         Jacksonville, FL 32246-6484

                                         Edward Jones & CO                    227,016       A          11.10 %
                                         Attn: Mutual Fund
                                         Shareholder Accounting
                                         201 Progress Pkwy
                                         Maryland Hts., MO 63043-3009


                                                                            AMOUNT OF               PERCENTAGE OF
FUND                                         NAME & ADDRESS OF HOLDER       OWNERSHIP     CLASS       OWNERSHIP
----                                         ------------------------       ----------    -----     -------------
                                         NFSC FEBO # APW-309281               116,189       A           5.67 %
                                         Susan Priester TR
                                         Priester CRT
                                         U/A 8/1/97
                                         119 Cliffwood Lane
                                         Greer, SC 29650-3006

                                         Van Kampen Funds                      60,000       C           5.50 %
                                         Distributors Inc.
                                         Attn: Dominick Cogliandro
                                         One Chase Manhattan Plaza
                                         37th Floor
                                         New York, NY 10005-1401

Tax Managed Global Franchise Fund        Van Kampen Funds                      40,000       A          35.67 %
                                         Distributors Inc.                     30,000       B          39.65 %
                                         Attn: Dominick Cogliandro             30,000       C          26.36 %
                                         One Chase Manhattan Plaza
                                         37th Floor
                                         New York, NY 10005-1401

                                         Dean Witter For the Benefit of        23,233       A          20.72 %
                                         Mitchell M. Merin
                                         P.O. Box 250 Church Street
                                         Station
                                         New York, NY 10008-0250

                                         Edward Jones & CO                     15,541       A          13.86 %
                                         Attn: Mutual Fund
                                         Shareholder Accounting
                                         201 Progress Pkwy
                                         Maryland Hts., MO 63043-3009

                                         Donaldson Lufkin Jenrette              4,430       B           5.85 %
                                         Securities Corp Inc
                                         P.O. Box 2052
                                         Jersey City, NJ 07303-2052

                                         Kathleen M. Radcliffe TR               4,296       B           5.68 %
                                         Kathleen M. Radcliffe Living
                                         Trust
                                         DTD 10/09/1997
                                         6 Andover Drive
                                         Prospect Heights, IL 60070-1170

                                         Hercules Worldwide Corp               33,706       C          29.62 %
                                         P.O. Box 621 54 Bath Street
                                         St. Helier Jersey Channel Island
                                         JE4 8YD United Kingdom

                                         Warrant Trustees Limited              16,474       C          14.48 %
                                         REF TC 6732
                                         Discretionary Trust
                                         PO Box 218 38/39 The Esplanade
                                         St. Helier Jersey JE4 8SD
                                         United Kingdom

                                         Warrant Trustees Limited               8,454       C           7.43 %
                                         REF TC 6730
                                         Discretionary Trust
                                         PO Box 218 38/39 The Esplanade
                                         St. Helier Jersey JE4 8SD
                                         United Kingdom


                                                                            AMOUNT OF               PERCENTAGE OF
FUND                                         NAME & ADDRESS OF HOLDER       OWNERSHIP     CLASS       OWNERSHIP
----                                         ------------------------       ----------    -----     -------------
Value Fund                               Edward Jones & CO                  1,368,173       A          21.55 %
                                         Attn: Mutual Fund
                                         Shareholder Accounting
                                         201 Progress Pkwy
                                         Maryland Hts., MO 63043-3009

                                         MLPF&S For the Sole Benefit          917,492       B          10.50 %
                                         of its customers
                                         Attn Fund Administration 97P52
                                         4800 Deer Lake Drive E. 2nd Floor
                                         Jacksonville, FL 32246-6484

                                         MLPF&S For the Sole Benefit          102,508       C           5.74 %
                                         of its customers
                                         Attn Fund Administration 97P53
                                         4800 Deer Lake Drive E. 2nd Floor
                                         Jacksonville, FL 32246-6484

Worldwide High Income Fund               Charles Schwab & Co Inc              468,108       A           9.94 %
                                         Exclusive Benefit of its
                                         Customers
                                         101 Montgomery Street
                                         San Francisco, CA 94104-4122

                                         Edward Jones & CO                    281,495       A           5.98 %
                                         Attn: Mutual Fund
                                         Shareholder Accounting
                                         201 Progress Pkwy
                                         Maryland Hts., MO 63043-3009



                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The following disclosure supplements the disclosure set forth in the "Investment Objective(s), Policies and Risks" sections in each Fund's Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Fund's Prospectus for a complete presentation of the matters disclosed below.

BORROWING AND LEVERAGE

    To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emerging purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the
                                                                               7

Fund and the Adviser. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES

    Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities. Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

    Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt


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voting rights with respect to the deposited securities or pool of securities.
Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

    Certain Funds may or will invest in securities of foreign issuers. Such securities may be denominated in U.S. dollars and in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

    In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., a Fund may experience settlement difficulties or delays not usually encountered in the U.S.

    Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

    In addition to the increased risks of investing in foreign issuers, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.
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    FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

    A Fund's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund engages in an offsetting transaction, such Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired security and currency exposures. Such


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combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

    To the extent required by the rules and regulations of the Securities and Exchange Commission ("SEC"), the Fund will earmark or place cash or other liquid assets into a segregated account in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts. See also "Strategic Transactions".

    FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

    Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is
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below, and a potential maximum rate of return that is above, market yields on
U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

    INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

    A Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

    Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

    Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

    Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

    The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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    A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Funds' investment adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

    Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

    Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer.

    EUROPEAN INVESTING. In recent years there have been two key issues influencing the investment environment and economic conditions of Europe: the creation of the single market and the emergence of Eastern European economies. Both of these factors have helped European companies by opening up new markets for growth.

    In connection with efforts to create a single market, eleven of the fifteen member countries of the European Union established fixed conversion rates between their existing sovereign currencies and a new common currency, the euro, effective January 1, 1999. The introduction of the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The participating countries will issue sovereign debt exclusively in the euro and will redenominate outstanding sovereign debt. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

    The transition to the euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

    Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has lead to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.

    Demand for equity will grow hand in hand with supply; driven by pension fund reform, growth in life insurance, shifts in European investing from fixed income to equities and the emergence of European mutual funds. All of these factors together will improve the quality of the markets in which European equities are traded.

    RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions, in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can


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purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by the fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

    In light of the risks described above, the Board of Directors has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.

    BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

    U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES

    Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in the Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.


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INVESTMENT COMPANY SECURITIES

    Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

    Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

    If a Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

    When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

    Certain Funds may invest in lower-grade income securities. Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities.

    Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

    Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. However, the secondary market prices of lower-grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

    The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

    The Adviser is responsible for determining the net asset values of the Funds, subject to the supervision of the Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability of the Adviser to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

    A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Adviser will weigh these concerns against the expected total returns from such instruments.

    A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such debt instruments. A Fund may invest in loans, assignments of loans and participation in loans. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

    Many lower-grade debt securities are not listed for trading on any national securities exchange, and many issuers of lower-grade debt securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

    The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the Adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The Adviser continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign debt securities are not rated, a Fund will invest in such securities based on the Adviser's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign debt securities, achievement of such Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

    New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

    Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. A Fund accrues income on these securities prior to the receipt of cash payments. A Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REPURCHASE AGREEMENTS

    The Funds may engage in repurchase agreements with broker-dealers, banks or other financial institutions in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be
                                                                              17
creditworthy by the Adviser under guidelines approved by the Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

    Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies or instrumentalities) may have maturity dates exceeding one year.

REVERSE REPURCHASE AGREEMENTS

    To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SECURITIES LENDING

    Certain Funds may lend investment securities to qualified broker-dealers, banks or other recognized institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers-dealers, domestic and foreign banks or other recognized institutional borrowers, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker-dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

    At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

SHORT SALES

    Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

    The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

    If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STRATEGIC TRANSACTIONS

    Each Fund may, but is not required to, use various Strategic Transactions (as defined in the prospectuses) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective(s), no assurance can be given that these transactions will achieve this result.

    FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    Unless otherwise limited in a Fund's prospectus or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

    Unless otherwise limited in a Fund's prospectus or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Adviser believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

    Futures traders are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Funds require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

    RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

    The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures which are traded on recognized international or national futures exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures transactions to the extent permitted by applicable law.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

    Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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
    OPTIONS TRANSACTIONS. Unless otherwise limited in a Fund's prospectus or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

    Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.

    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

    OPTIONS ON FOREIGN CURRENCIES. Unless otherwise limited in a Fund's prospectus or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Funds may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Funds may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Fund's Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

    CAPS, FLOORS AND COLLARS. Unless otherwise limited by a Fund's prospectus or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

    COMBINED TRANSACTIONS. Unless otherwise limited by a Fund's prospectus or herein, each Fund may enter into multiples of the forwards, futures and options transactions described above, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

    RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

    STRUCTURED NOTES. Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Adviser is willing to accept while avoiding or reducing certain other risks.

    SWAP CONTRACTS. A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

    USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and liquid securities with its custodian to the extent such Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.

U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made.

ZERO COUPON BONDS

    Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.

    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                             INVESTMENT RESTRICTIONS

    Each Fund has adopted certain investment policies which are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.

    Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Asian Growth Fund, Equity Growth Fund, European Equity Fund, Global Equity Allocation Fund, Global Equity Fund, Growth and Income Fund II, High Yield and Total Return Fund, Japanese Equity Fund, Mid Cap Growth Fund, Tax Managed Global Franchise Fund, and Value Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, Emerging Markets Fund, Focus Equity Fund, Global Fixed Income Fund, International Magnum Fund, Latin American Fund, and Worldwide High Income Fund. As described in the prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.

    For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:    American Value Fund, Asian Growth Fund, Emerging
                     Markets Fund, European Equity Fund, Focus Equity Fund,
                     Global Equity Allocation Fund, Global Fixed Income Fund,
                     Growth and Income Fund II, High Yield & Total Return Fund,
                     International Magnum Fund, Japanese Equity Fund, Latin
                     American Fund and Worldwide High Income Fund.

Category II Funds:   Emerging Markets Debt Fund, Equity Growth Fund,
                     Global Equity Fund, Mid Cap Growth Fund Tax Managed Global
                     Franchise Fund, and Value Fund.

CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund, European Equity Fund, Focus Equity Fund, Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, European Equity Fund, Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies.

     (9) purchase or retain securities of an issuer if those officers and Directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing.

    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed).

    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, except that the High Yield & Total Return Fund may invest up to 20% of its total assets in 144A Securities (as defined in the Statement of Additional Information), and (ii) in fixed time deposits with a duration of over seven calendar days.

    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

    (14) issue senior securities.

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

    (16) except for the Emerging Markets Fund, Focus Equity Fund, Global Fixed Income Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase more than 10% of any class of the outstanding securities of any issuer.

    (17) except for the Emerging Markets Fund, Focus Equity Fund, Global Fixed Income Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.

    The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange.

     (2) invest in oil, gas or other mineral leases; invest up to 25% of its total assets in privately placed securities; or invest more than 15% of its net assets in illiquid securities.

     (3) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The percentage limitations contained in these restrictions apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities which apply on an ongoing basis.

CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) Acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures.

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (3) purchase or retain securities of an issuer if those Officers and Directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Equity Funds or 50% of its total assets in the case of the Mid Cap Growth Fund and Value Fund, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff.
                                                                              27

     (6) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Directors.

     (7) invest for the purpose of exercising control over management of any company.

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (9) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

    If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required, except for the limitation on borrowings and illiquid securities which apply on an ongoing basis.

                             DIRECTORS AND OFFICERS

    The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and each Fund's officers appointed by the Board of Directors. The tables below list the directors and officers of the Funds and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and
Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    DIRECTORS



                                                              PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                        EMPLOYMENT IN PAST 5 YEARS
---------------------                                        --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds in
1632 Morning Mountain Road                  the Fund Complex. Co-founder, and prior to August 1996,
Raleigh, NC 27614                           Chairman, Chief Executive Officer and President, MDT
Date of Birth: 07/14/32                     Corporation (now known as Getinge/Castle, Inc., a subsidiary
Age: 67                                     of Getinge Industrier AB), a company which develops,
                                            manufactures, markets and services medical and scientific
                                            equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
53 Monarch Bay Drive                        Trustee/Director of each of the funds in the Fund Complex.
Dana Point, CA 92629                        Prior to January 1999, Chairman and Chief Executive Officer
Date of Birth: 09/16/38                     of The Allstate Corporation ("Allstate") and Allstate
Age: 61                                     Insurance Company. Prior to January 1995, President and
                                            Chief Executive Officer of Allstate. Prior to August 1994,
                                            various management positions at Allstate.

Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive search
Sears Tower                                 firm. Trustee/Director of each of the funds in the Fund
233 South Wacker Drive                      Complex. Prior to 1997, Partner, Ray & Berndtson, Inc., an
Suite 7000                                  executive recruiting and management consulting firm.
Chicago, IL 60606                           Formerly, Executive Vice President of ABN AMRO, N.A., a
Date of Birth: 06/03/48                     Dutch bank holding company. Prior to 1992, Executive Vice
Age: 51                                     President of LaSalle National Bank. Trustee on the
                                            University of Chicago Hospitals
                                            Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and
                                            a member of the Women's Board of the
                                            University of Chicago. Prior to
                                            1996, Trustee of The International
                                            House Board.


                                                              PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                        EMPLOYMENT IN PAST 5 YEARS
---------------------                                        --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the United
11 DuPont Circle, N.W.                      States, an independent U.S. foundation created to deepen
Washington, D.C. 20016                      understanding, promote collaboration and stimulate exchanges
Date of Birth: 02/29/52                     of practical experience between Americans and Europeans.
Age: 48                                     Trustee/Director of each of the funds in the Fund Complex.
                                            Formerly, advisor to the Dennis
                                            Trading Group Inc., a managed
                                            futures and option company that
                                            invests money for individual and
                                            institutions. Prior to 1992,
                                            President and Chief Executive
                                            Officer, Director and Member of the
                                            Investment Committee of the Joyce
                                            Foundation, a private foundation.

Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management of
Two World Trade Center                      Morgan Stanley Dean Witter since December 1998. President
66th Floor                                  and Director since April 1997 and Chief Executive Officer
New York, NY 10048                          since June 1998 of Morgan Stanley Dean Witter Advisors Inc.
Date of Birth: 08/13/53                     and Morgan Stanley Dean Witter Services Company Inc.
Age: 46                                     Chairman, Chief Executive Officer and Director of Morgan
                                            Stanley Dean Witter Distributors Inc. since June 1998.
                                            Chairman and Chief Executive Officer since June 1998, and
                                            Director since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean Witter
                                            subsidiaries. President of the Morgan Stanley Dean Witter
                                            Funds and Discover Brokerage Index Series since May 1999.
                                            Trustee/Director of each of the funds in the Fund Complex.
                                            Previously Chief Strategic Officer of Morgan Stanley Dean
                                            Witter Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan Stanley
                                            Dean Witter Distributors Inc. April 1997-June 1998, Vice
                                            President of the Morgan Stanley Dean Witter Funds and
                                            Discover Brokerage Index Series May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover & Co.

Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and registered
Winter Park, FL 32789                       investment adviser in the State of Florida. President and
Date of Birth: 02/13/36                     owner, Nelson Ivest Brokerage Services Inc., a member of the
Age: 64                                     National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.

Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief Executive
P.O. Box 5555                               Officer of the Advisers, the Distributor, Van Kampen
Oakbrook Terrace, IL 60181-5555             Advisors Inc. and Van Kampen Management Inc. Director and
Date of Birth: 02/02/46                     officer of certain other subsidiaries of Van Kampen
Age: 54                                     Investments. Trustee/Director and President of each of the funds in the Fund Complex. Trustee, President and Chairman of the Board of other investment companies advised by the
                                            Advisers and their affiliates, and Chief Executive Officer of Van Kampen Exchange Fund. Prior to May 1998, Executive
                                            Vice President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co. and
                                            Dean Witter Realty. Prior to 1996, Director of Dean Witter
                                            Reynolds Inc.

Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since 1994)
One ServiceMaster Way                       of The ServiceMaster Company, a business and consumer
Downers Grove, IL 60515                     services company. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company and the Urban Shopping Centers Inc., a
Age: 55                                     retail mall management company. Trustee, University of Notre
                                            Dame. Trustee/ Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit Container
                                            Corp., a paper manufacturing company. From May 1996 through
                                            February 1997 he was President, Chief Executive Officer and
                                            Chief Operating Officer of Waste Management, Inc., an
                                            environmental services company, and from November 1984
                                            through May 1996 he was President and Chief Operating
                                            Officer of Waste Management, Inc.

Fernando Sisto............................  Emeritus Professor Prior to August 1996, a George M. Bond
155 Hickory Lane                            Chaired Professor with Stevens Institute of Technology and
Closter, NJ 07624                           prior to 1995, Dean of the Graduate School, Stevens
Date of Birth: 08/02/24                     Institute of Technology. Director, Dynalysis of Princeton, a
Age: 75                                     firm engaged in engineering research. Trustee/Director of
                                            each of the funds in the Fund Complex.


                                                              PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                        EMPLOYMENT IN PAST 5 YEARS
---------------------                                        --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher &
333 West Wacker Drive                       Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other investment companies advised by the
Date of Birth: 08/22/39                     Advisers or Van Kampen Management Inc. Trustee/Director of
Age: 60                                     each of the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised by the
                                            Advisers or Van Kampen Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993. Director
Washington, D.C. 20418                      of Neurogen Corporation, a pharmaceutical company, since
Date of Birth: 12/27/41                     January 1998. Director of the German Marshall Fund of the
Age: 58                                     United States Trustee of Colorado College and Vice Chair of
                                            the Board of the Council for Excellence in Government.
                                            Trustee/Director of each of the funds in the Fund Complex.
                                            Prior to 1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the National
                                            Academy of Sciences/ National Research Council. From 1980
                                            through 1989, Partner of Coopers & Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network system
233 South Wacker Drive                      solutions, COMARCO, Inc., a wireless communications products
Suite 9700                                  company and APAC Customer Services, Inc., a provider of
Chicago, IL 60606                           outsourced customer contact services. Trustee/Director of
Date of Birth: 10/29/53                     each of the funds in the Fund Complex. Prior to May 1996,
Age: 46                                     President of Advance Ross Corporation, an international
                                            transaction services and pollution control equipment
                                            manufacturing company.

--------------
* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Funds by reason of his firm currently acting as legal counsel to the Funds. Messrs. Merin and Powers are interested persons of the Funds and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

    Messrs. Smith, Santo, Hegel, Sullivan and Wood are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Boulevard, Houston TX 77056 and Mr. Stadler is located at 1221 Avenue of the Americas, New York, NY 10020.

NAME, AGE, POSITIONS AND                                       PRINCIPAL OCCUPATIONS
OFFICES WITH FUND                                               DURING PAST 5 YEARS
-----------------                                               -------------------
A. Thomas Smith III.......................  Executive Vice President, General Counsel, Secretary and
Date of Birth: 12/14/56                     Director of Van Kampen Investments, the Advisers, Van Kampen
Age: 43                                     Advisors Inc., Van Kampen Management Inc., the Distributor,
Vice President and Secretary                American Capital Contractual Services, Inc., Van Kampen
                                            Exchange Corp., Van Kampen Recordkeeping Services Inc.,
                                            Investor Services, Van Kampen Insurance Agency of Illinois
                                            Inc. and Van Kampen System Inc. Vice President and
                                            Secretary/Vice President, Principal Legal Officer and
                                            Secretary of other investment companies advised by the
                                            Advisers or their affiliates. Vice President and Secretary of each of the funds in the Fund Complex. Prior to
                                            January 1999, Vice President and Associate General Counsel
                                            to New York Life Insurance Company ("New York Life"), and
                                            prior to March 1997, Associate General Counsel of New York
                                            Life. Prior to December 1993, Assistant General Counsel of
                                            The Dreyfus Corporation. Prior to August 1991, Senior
                                            Associate, Willkie Farr & Gallagher. Prior to January 1989,
                                            Staff Attorney at the Securities and Exchange Commission,
                                            Division of Investment Management, Office of Chief Counsel.


NAME, AGE, POSITIONS AND                                       PRINCIPAL OCCUPATIONS
OFFICES WITH FUND                                               DURING PAST 5 YEARS
-----------------                                               -------------------
Michael H. Santo..........................  Executive Vice President, Chief Administrative Officer and
Date of Birth: 10/25/55                     Director of Van Kampen Investments, the Advisers, the
Age: 44                                     Distributor, Van Kampen Advisors Inc, Van Kampen Management
Vice President                              Inc. and Van Kampen Investor Services Inc. and serves as a
                                            Director or Officer of certain other subsidiaries of Van
                                            Kampen Investments. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                            advised by the Advisers and their affiliates. Prior to 1998,
                                            Senior Vice President and Senior Planning Officer for
                                            Individual Asset Management of Morgan Stanley Dean Witter
                                            and its predecessor since 1994. From 1990-1994, First Vice
                                            President and Assistant Controller in Dean Witter's
                                            Controller's Department.

Peter W. Hegel............................  Executive Vice President of the Advisers, Van Kampen
Date of Birth: 06/25/56                     Management Inc. and Van Kampen Advisors Inc. Vice President
Age: 43                                     of each of the funds in the Fund Complex and certain other
Vice President                              investment companies advised by the Advisers or their
                                            affiliates. Prior to September 1996, Director of McCarthy,
                                            Crisanti & Maffei, Inc, a financial research company.

Stephen L. Boyd...........................  Vice President and Chief Investment Officer for Equity
Date of Birth: 11/16/40                     Investments of the Advisers. Vice President of each of the
Age: 59                                     funds in the Fund Complex and certain other investment
Vice President                              companies advised by the Advisers or their affiliates. Prior to October 1998, Vice President and Senior Portfolio Manager
                                            with AIM Capital Management, Inc. Prior to February 1998,
                                            Senior Vice President of Van Kampen American Capital Asset
                                            Management, Inc., Van Kampen American Capital Investment
                                            Advisory Corp. and Van Kampen American Capital
                                            Management, Inc.

Joseph P. Stadler.........................  Since 1998, Principal of Morgan Stanley & Co. Incorporated
Date of Birth: 06/07/54                     and Morgan Stanley Dean Witter Investment Management Inc. He
Age: 45                                     joined Morgan Stanley & Co. Incorporated and Morgan Stanley
Vice President                              Dean Witter Investment Management Inc. in 1993. Accountant
                                            with Price Waterhouse LLP (now PricewaterhouseCoopers LLP)
                                            (an accounting firm) from 1983 to 1993. Vice President of
                                            various U.S. registered investment companies managed by
                                            Morgan Stanley Dean Witter Investment Management Inc.

John L. Sullivan..........................  Senior Vice President of Van Kampen Investments and the
Date of Birth: 08/20/55                     Advisers. Vice President, Chief Financial Officer and
Age: 44                                     Treasurer of each of the funds in the Fund Complex and
Treasurer, Vice President and Chief         certain other investment companies advised by the Advisers
Financial Officer                           or their affiliates.

Edward C. Wood, III.......................  Senior Vice President of the Advisers, Van Kampen
Date of Birth: 01/11/56                     Investments and Van Kampen Management Inc. Senior Vice
Age: 44                                     President and Chief Operating Officer of the Distributor.
Vice President                              Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

    Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

    The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

    Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the respective Funds and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each individual Fund.

    Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Directors of the Funds since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

    Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                FUND COMPLEX
                              ------------------------------------------------------------------------------
                                                                          AGGREGATE
                                AGGREGATE                                 ESTIMATED               TOTAL
                               COMPENSATION       AGGREGATE PENSION      MAXIMUM ANNUAL       COMPENSATION
                              BEFORE DEFERRAL       OR RETIREMENT        BENEFITS FROM THE   BEFORE DEFERRAL
                                   FROM          BENEFITS ACCRUED AS       FUND UPON            FROM FUND
         NAME(1)               THE COMPANY(2)    PART OF EXPENSES(3)     RETIREMENT(4)         COMPLEX(5)
         -------              ---------------    -------------------     -----------------   ---------------
J. Miles Branagan..........      $   22,100          $    40,303          $    60,000        $126,000
Jerry D. Choate(1).........           4,036                    0               60,000          88,700
Linda Hutton Heagy.........          22,100                5,045               60,000         126,000
R. Craig Kennedy...........          22,100                3,571               60,000         125,600
Jack E. Nelson.............          22,100               21,664               60,000         126,000
Phillip B. Rooney..........          19,100                7,787               60,000         113,400
Fernando Sisto.............          22,100               72,060               60,000         126,000
Wayne W. Whalen............          22,100               15,189               60,000         126,000
Suzanne H. Woolsey(1)......           4,036                    0               60,000          88,700
Paul G. Yovovich(1)........          15,283                2,845               60,000         126,000

--------------
  (1) Directors not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Directors for the Funds and other funds in the fund complex on October 22, 1998 and therefore does not have a full fiscal year of information to report.
      Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Funds and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.

  (2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all operating series of the Company with respect to the Company's fiscal period ended June 30, 1999. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain directors' deferred compensation from the Company during the fiscal period ended June 30, 1999; the aggregate compensation deferred from all series of the Company is as follows: Mr. Branagan, $22,100;
      Ms. Heagy, $22,100; Mr. Kennedy, $11,054; Mr. Nelson, $22,100;
      Mr. Rooney, $19,100; Mr. Sisto, $11,054; Mr. Whalen, $22,100; and
      Mr. Yovovich, $11,162. The details of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to either the return on the shares of the respective Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each director, including former directors, from all operating series of the Company as of the Company's fiscal period ended June 30, 1999 is as follows: Mr. Branagan, $40,043; Mr. Gaughan, $311; Ms. Heagy, $35,983;
      Mr. Kennedy, $22,104; Mr. Miller, $1,715; Mr. Nelson, $48,568;
      Mr. Robinson, $3,510; Mr. Rooney, $36,084; Mr. Sisto, $24,364;
      Mr. Whalen, $41,735; and Mr. Yovovich, $11,996. The details of cumulative deferred compensation (including interest) for each series of the Company are shown in Table C. The deferred compensation plan is described above the Compensation Table.

  (3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the directors for the Funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.

  (4) For each director, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such director's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Directors since the year set forth in Table D below.

  (5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the directors under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain directors deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.

    The Funds, the Adviser, the Subadvisers and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting obligations. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

    As of March 1, 2000, the directors and officers of the Funds owned as a group 1.175% of the shares of the Van Kampen Tax Managed Global Franchise Fund, and as a group owned less than 1% of the shares of each of the remaining Funds.

    As of June 30, 1999, the following four Funds had not yet commenced investment operations and therefore are not reported in tables A-D below: Van Kampen Emerging Markets Debt Fund Van, Kampen Growth and Income Fund II, Van Kampen Japanese Equity Fund and Van Kampen Mid Cap Growth Fund.

FISCAL YEAR 1999 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH PORTFOLIO

                                                                         TABLE A


FUND NAME                              BRANAGAN   CHOATE     HEAGY     KENNEDY    NELSON    ROONEY      SISTO
---------                              --------   ------     -----     -------    ------    ------      -----
American Value Fund.................    $2,086     $405     $2,086     $2,086     $2,086    $1,886     $2,086
Asian Growth Fund...................     1,350      238      1,350      1,350      1,350     1,150      1,350
Emerging Markets Fund...............     1,356      233      1,356      1,356      1,356     1,156      1,356
Equity Growth Fund..................     1,241      215      1,241      1,241      1,241     1,041      1,241
European Equity Fund................     1,003      203      1,003      1,003      1,003       803      1,003
Focus Equity Fund...................     1,521      285      1,521      1,521      1,521     1,321      1,521
Global Equity Allocation Fund.......     2,011      386      2,011      2,011      2,011     1,811      2,011
Global Equity Fund..................     2,270      446      2,270      2,270      2,270     2,070      2,270
Global Fixed Income Fund............     1,213      203      1,213      1,213      1,213     1,013      1,213
High Yield & Total Return Fund......     1,254      214      1,254      1,254      1,254     1,054      1,254
International Magnum Fund...........     1,374      238      1,374      1,374      1,374     1,174      1,374
Latin American Fund.................     1,283      218      1,283      1,283      1,283     1,083      1,283
Tax Managed Global Franchise Fund...     1,000      200      1,000      1,000      1,000       800      1,000
Value Fund..........................     1,593      280      1,593      1,593      1,593     1,393      1,593
Worldwide High Income Fund..........     1,545      272      1,545      1,545      1,545     1,345      1,545
                                       -------   ------    -------    -------    -------   -------    -------
  Company Total.....................   $22,100   $4,036    $22,100    $22,100    $22,100   $19,100    $22,100
                                       -------   ------    -------    -------    -------   -------    -------


FUND NAME                                                WHALEN    WOOLSEY    YOVOVICH
---------                                               --------   --------   --------
American Value Fund...................................   $2,086       $405     $1,462
Asian Growth Fund.....................................    1,350        238        912
Emerging Markets Fund.................................    1,356        233        905
Equity Growth Fund....................................    1,241        215        839
European Equity Fund..................................    1,003        203        803
Focus Equity Fund.....................................    1,521        285      1,041
Global Equity Allocation Fund.........................    2,011        386      1,388
Global Equity Fund....................................    2,270        446      1,589
Global Fixed Income Fund..............................    1,213        203        810
High Yield & Total Return Fund........................    1,254        214        841
International Magnum Fund.............................    1,374        238        925
Latin American Fund...................................    1,283        218        853
Tax Managed Global Franchise Fund.....................    1,000        200        800
Value Fund............................................    1,593        280      1,078
Worldwide High Income Fund............................    1,545        272      1,037
                                                        -------     ------    -------
  Company Total.......................................  $22,100     $4,036    $15,283
                                                        -------     ------    -------

1999 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH PORTFOLIO

                                                                         TABLE B

FUND NAME                                BRANAGAN    CHOATE   HEAGY    KENNEDY    NELSON   ROONEY     SISTO
---------                                ---------   ------  --------  --------   ------   -------    ------
American Value Fund ..................   $ 2,086     $   0   $ 2,086   $ 1,043   $ 2,086   $ 1,886   $ 1,043
Asian Growth Fund ....................     1,350         0     1,350       675     1,350     1,150       675
Emerging Markets Fund ................     1,356         0     1,356       678     1,356     1,156       678
Equity Growth Fund ...................     1,241         0     1,241       621     1,241     1,041       621
European Equity Fund .................     1,003         0     1,003       502     1,003       803       502
Focus Equity Fund ....................     1,521         0     1,521       761     1,521     1,321       761
Global Equity Allocation Fund ........     2,011         0     2,011     1,006     2,011     1,811     1,006
Global Equity Fund ...................     2,270         0     2,270     1,135     2,270     2,070     1,135
Global Fixed Income Fund .............     1,213         0     1,213       607     1,213     1,013       607
High Yield & Total Return Fund .......     1,254         0     1,254       627     1,254     1,054       627
International Magnum Fund ............     1,374         0     1,374       687     1,374     1,174       687
Latin American Fund ..................     1,283         0     1,283       642     1,283     1,083       642
Tax Managed Global Franchise Fund ....     1,000         0     1,000       500     1,000       800       500
Value Fund ...........................     1,593         0     1,593       797     1,593     1,393       797
Worldwide High Income Fund ...........     1,545         0     1,545       773     1,545     1,345       773
                                         -------     -----   -------   -------   -------   -------   -------
  Company Total ......................   $22,100     $   0   $22,100   $11,054   $22,100   $19,100   $11,054
                                         -------     -----   -------   -------   -------   -------   -------

FUND NAME                                                WHALEN    WOOLSEY    YOVOVICH
---------                                               --------   --------   --------
American Value Fund...................................  $ 2,086     $    0    $ 1,036
Asian Growth Fund.....................................    1,350          0        676
Emerging Markets Fund.................................    1,356          0        667
Equity Growth Fund....................................    1,241          0        629
European Equity Fund..................................    1,003          0        603
Focus Equity Fund.....................................    1,521          0        766
Global Equity Allocation Fund.........................    2,011          0        985
Global Equity Fund....................................    2,270          0      1,121
Global Fixed Income Fund..............................    1,213          0        606
High Yield & Total Return Fund........................    1,254          0        627
International Magnum Fund.............................    1,374          0        682
Latin American Fund...................................    1,283          0        634
Tax Managed Global Franchise Fund.....................    1,000          0        600
Value Fund............................................    1,593          0        778
Worldwide High Income Fund............................    1,545          0        752
                                                        -------     ------    -------
  Company Total.......................................  $22,100     $    0    $11,162
                                                        -------     ------    -------

CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE COMPANY AND EACH
  PORTFOLIO
                                                                         TABLE C


FUND NAME                           BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY    SISTO     WHALEN
---------                           --------   ------   -----   -------  -------  -------    -----     ------
American Value Fund................  $ 3,521  $     0  $ 3,095  $ 1,838  $ 4,068  $ 3,371   $ 1,626   $ 3,506
Asian Growth Fund..................    2,435        0    2,070    1,273    2,810    2,266     1,122     2,425
Emerging Markets Fund..............    2,490        0    2,121    1,302    2,872    2,323     1,145     2,480
Equity Growth Fund.................    1,434        0    1,360      745    1,678    1,227       678     1,424
European Equity Fund...............    1,153        0    1,095      597    1,339      937       549     1,143
Focus Equity Fund..................    2,637        0    2,262    1,378    3,048    2,470     1,217     2,625
Global Equity Allocation Fund......    6,498        0    6,816    4,585    9,797    4,980     8,854     8,347
Global Equity Fund.................    3,998        0    3,541    2,088    4,600    3,861     1,841     3,981
Global Fixed Income Fund...........    2,152        0    1,804    1,126    2,491    1,977       993     2,143
High Yield & Total Return Fund.....    2,212        0    1,861    1,157    2,560    2,037     1,020     2,203
International Magnum Fund..........    2,421        0    2,057    1,266    2,799    2,250     1,116     2,410
Latin American Fund................    2,342        0    1,982    1,225    2,704    2,172     1,078     2,333
Tax Managed Global Franchise Fund..    1,150        0    1,092      596    1,336      934       547     1,139
Value Fund.........................    2,827        0    2,439    1,478    3,265    2,667     1,302     2,815
Worldwide High Income Fund.........    2,773        0    2,388    1,450    3,201    2,612     1,276     2,761
                                     -------  -------  -------  -------  -------  -------   -------   -------
  Company Total....................  $40,043  $     0  $35,983  $22,104  $48,568  $36,084   $24,364   $41,735
                                     -------  -------  -------  -------  -------  -------   -------   -------


                                                                   FORMER DIRECTORS
                                                            ------------------------------
FUND NAME                             WOOLSEY    YOVOVICH   GAUGHAN     MILLER    ROBINSON
---------                             --------   --------   --------   --------   --------
American Value Fund.................  $     0    $ 1,119      $  0      $    0     $    0
Asian Growth Fund...................        0        725         0           0          0
Emerging Markets Fund...............        0        715         0           0          0
Equity Growth Fund..................        0        674         0           0          0
European Equity Fund................        0        645         0           0          0
Focus Equity Fund...................        0        823         0           0          0
Global Equity Allocation Fund.......        0      1,063       311       1,715      3,510
Global Equity Fund..................        0      1,212         0           0          0
Global Fixed Income Fund............        0        649         0           0          0
High Yield & Total Return Fund......        0        672         0           0          0
International Magnum Fund...........        0        732         0           0          0
Latin American Fund.................        0        679         0           0          0
Tax Managed Global Franchise Fund...        0        642         0           0          0
Value Fund..........................        0        838         0           0          0
Worldwide High Income Fund..........        0        808         0           0          0
                                      -------    -------      ----      ------     ------
  Company Total.....................  $     0    $11,996      $311      $1,715     $3,510
                                      -------    -------      ----      ------     ------

YEAR OF ELECTION TO EACH PORTFOLIO OF THE COMPANY
                                                                         TABLE D


FUND NAME                            BRANAGAN    CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     SISTO
---------                            --------    ------     -----     -------     ------     ------     -----
American Value Fund.................    1997      1999       1997       1997       1997       1997       1997
Asian Growth Fund...................    1997      1999       1997       1997       1997       1997       1997
Emerging Markets Fund...............    1997      1999       1997       1997       1997       1997       1997
Equity Growth Fund..................    1997      1999       1997       1997       1997       1997       1997
European Equity Fund................    1997      1999       1997       1997       1997       1997       1997
Focus Equity Fund...................    1997      1999       1997       1997       1997       1997       1997
Global Equity Allocation Fund.......    1997      1999       1997       1997       1997       1997       1997
Global Equity Fund..................    1997      1999       1997       1997       1997       1997       1997
Global Fixed Income Fund............    1997      1999       1997       1997       1997       1997       1997
High Yield & Total Return Fund......    1997      1999       1997       1997       1997       1997       1997
International Magnum Fund...........    1997      1999       1997       1997       1997       1997       1997
Latin American Fund.................    1997      1999       1997       1997       1997       1997       1997
Tax Managed Global Franchise Fund...    1997      1999       1997       1997       1997       1997       1997
Value Fund..........................    1997      1999       1997       1997       1997       1997       1997
Worldwide High Income Fund..........    1997      1999       1997       1997       1997       1997       1997


FUND NAME                                        WHALEN    WOOLSEY    YOVOVICH
---------                                       --------   --------   --------
American Value Fund...........................     1997       1999       1998
Asian Growth Fund.............................     1997       1999       1998
Emerging Markets Fund.........................     1997       1999       1998
Equity Growth Fund............................     1997       1999       1998
European Equity Fund..........................     1997       1999       1998
Focus Equity Fund.............................     1997       1999       1998
Global Equity Allocation Fund.................     1997       1999       1998
Global Equity Fund............................     1997       1999       1998
Global Fixed Income Fund......................     1997       1999       1998
High Yield & Total Return Fund................     1997       1999       1998
International Magnum Fund.....................     1997       1999       1998
Latin American Fund...........................     1997       1999       1998
Tax Managed Global Franchise Fund.............     1997       1999       1998
Value Fund....................................     1997       1999       1998
Worldwide High Income Fund....................     1997       1999       1998

                         INVESTMENT ADVISORY AGREEMENTS

    Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of the Fund if elected to such positions. The Funds, however, bear the cost of its day-to-day operations, including distribution fees, service fees, custodian fees, legal and independent accountant fees, the costs of providing reports to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any errors of judgment or of law, or for any loss suffered by the Funds in connection with matters to which the agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

    The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where such Fund's shares are qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

    The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

    During the fiscal years ended June 30, 1999 and 1998, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below. During the fiscal year ended June 30, 1997, MSWDIM was the investment adviser for each Fund (except the Mid Cap Growth Fund and Value Fund) and MAS was the investment adviser for the Mid Cap Growth Fund and Value Fund, and they earned the approximate advisory fees (net of fee waivers) from the respective Fund as set forth in the table below.


                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 1999       JUNE 30, 1998       JUNE 30, 1997
---------                                        -----------------   -----------------   -----------------
American Value Fund............................      $5,367,000          $2,424,000          $  297,000
Asian Growth Fund..............................       1,023,000           1,557,000           4,057,000
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................       1,098,000           1,909,000           1,624,000
Equity Growth Fund(2)..........................         110,000                   0                  --
European Equity Fund(3)........................               0                  --                  --
Focus Equity Fund..............................       1,816,000             848,000              41,000
Global Equity Allocation Fund..................       5,422,000           2,107,000           1,264,000
Global Equity Fund(4)..........................       7,424,000           4,344,000                  --
Global Fixed Income Fund.......................               0                   0                   0
Growth and Income Fund II(1)...................              --                  --                  --
High Yield & Total Return Fund.................         108,000              27,000                   0
International Magnum Fund......................         904,000             561,000                   0
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         573,000           1,247,000             324,000
Mid Cap Growth Fund(1).........................              --                  --                  --
Tax Managed Global Franchise Fund(3)...........               0                  --                  --
Value Fund(5)..................................       2,088,000           1,311,000                  --
Worldwide High Income Fund.....................       1,743,000           1,864,000           1,086,000

------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

    During the fiscal years ended June 30, 1999, 1998 and 1997, the Adviser (and the predecessor adviser, where applicable) waived approximate advisory fees from the Funds as set forth in the table below.


                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 1999       JUNE 30, 1998       JUNE 30, 1997
---------                                        -----------------   -----------------   -----------------
American Value Fund............................              --             267,000             135,000
Asian Growth Fund..............................          85,000             266,000                  --
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................         239,000             553,000              33,000
Equity Growth Fund(2)..........................         164,000                  --                  --
European Equity Fund(3)........................          39,000                  --                  --
Focus Equity Fund..............................         252,000             279,000             204,000
Global Equity Allocation Fund..................         152,000             292,000             293,000
Global Equity Fund(4)..........................              --                  --                  --
Global Fixed Income Fund.......................          62,000              69,000              79,000
Growth and Income Fund II(1)...................              --                  --                  --
High Yield & Total Return Fund.................         180,000             158,000             113,000
International Magnum Fund......................          39,000             148,000             168,000
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         137,000             169,000             248,000
Mid Cap Growth Fund(1).........................              --                  --                  --
Tax Managed Global Franchise Fund(3)...........          12,000                  --                  --
Value Fund(5)..................................          43,000             278,000                  --
Worldwide High Income Fund.....................              --                  --                  --

------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

    MSDWIM is the investment sub-adviser of all of the Funds except the Mid Cap Growth Fund and Value Fund. MAS is the investment sub-adviser of the Mid Cap Growth Fund and Value Fund. The Sub-Advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments.

    The Sub-Advisers are entitled to receive sub-adisory fees computed daily and paid monthly. Except for the Mid Cap Growth Fund, if the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSDWIM or MAS, as appropriate, one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period; and a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSDWIM or MAS, as appropriate, a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment adisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. For the Mid Cap Growth Fund, the Adviser shall pay MAS at an annual rate of .40% of the average daily net assets of such Fund.

                                OTHER AGREEMENTS

    ADMINISTRATION AGREEMENT. Pursuant to an administration agreement between the Adviser and the Company, the Adviser provides administrative services to the Funds. The services provided under the Administration Agreement are subject to the supervision of the officers of the Fund and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. The Administration Agreement also provides that the Administrator shall not be liable to the Company for any actions or omissions if it or its agents or any of their employees acted without gross negligence or willful misfeasance.

    During the fiscal years ended June 30, 1999 and 1998, the Adviser received the approximate administrative fees from the Funds as set forth in the table below. During the fiscal year ended June 30, 1997, MSDWIM was the administrator for each Fund, and MSDWIM received the approximate administration fees from the Funds as set forth in the table below.


                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 1999       JUNE 30, 1998       JUNE 30, 1997
---------                                        -----------------   -----------------   -----------------
American Value Fund............................      $1,590,000          $  799,000          $  139,000
Asian Growth Fund..............................         287,000             463,000           1,080,000
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................         285,000             522,000             445,000
Equity Growth Fund(2)..........................          91,000               1,000                  --
European Equity Fund(3)........................          14,000                  --                  --
Focus Equity Fund..............................         579,000             316,000              76,000
Global Equity Allocation Fund..................       1,473,000             657,000             473,000
Global Equity Fund(4)..........................       1,867,000           1,089,000                  --
Global Fixed Income Fund.......................          26,000              27,000              34,000
Growth and Income Fund II(1)...................              --                  --                  --
High Yield & Total Return Fund.................          99,000              64,000              42,000
International Magnum Fund......................         318,000             237,000              73,000
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         161,000             335,000             151,000
Mid Cap Growth Fund(1).........................              --                  --                  --
Tax Managed Global Franchise Fund(3)...........           7,000                  --                  --
Value Fund(5)..................................         672,000             500,000                  --
Worldwide High Income Fund.....................         585,000             626,000             388,000

------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    LEGAL SERVICES AGREEMENT. The Funds and certain of the other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

    During the fiscal years ended June 30, 1999, 1998 and 1997, the Adviser received the following fees from the Funds pursuant to the legal services agreement:


                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 1999       JUNE 30, 1998       JUNE 30, 1997
---------                                        -----------------   -----------------   -----------------
American Value Fund............................       $10,876             $ 8,993             $    --
Asian Growth Fund..............................         5,482               6,152                  --
Emerging Markets Debt Fund(1)..................            --                  --                  --
Emerging Markets Fund..........................         5,550               6,610                  --
Equity Growth Fund(2)..........................         3,442                   4                  --
European Equity Fund(3)........................             0                 N/A                  --
Focus Equity Fund..............................         6,382               6,317                  --
Global Equity Allocation Fund..................        10,534               9,334                  --
Global Equity Fund(4)..........................        11,824              11,423                  --
Global Fixed Income Fund.......................         4,280               4,885                  --
Growth and Income Fund II(1)...................            --                  --                  --
High Yield & Total Return Fund.................         4,546               5,055                  --
International Magnum Fund......................         5,385               5,610                  --
Japanese Equity Fund(1)........................            --                  --                  --
Latin American Fund............................         4,727               5,687                  --
Mid Cap Growth Fund(1).........................            --                  --                  --
Tax Managed Global Franchise Fund(3)...........         3,211                 N/A                  --
Value Fund(5)..................................         7,141               9,199                  --
Worldwide High Income Fund.....................         6,616               8,061                  --

------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

                            DISTRIBUTION AND SERVICE

    The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.


                                      FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                        JUNE 30, 1999                JUNE 30, 1998                JUNE 30, 1997
                                  --------------------------   --------------------------   --------------------------
                                     TOTAL         AMOUNTS        TOTAL         AMOUNTS        TOTAL         AMOUNTS
                                  UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY
FUND NAME                         COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR
---------                         ------------   -----------   ------------   -----------   ------------   -----------

American Value Fund.............   $2,919,020     $228,560      $4,773,186     $658,912       $349,953      $ 47,963
Asian Growth Fund...............      397,591       25,451         749,053       98,417        832,975       103,092
Emerging Markets Debt Fund(1)...           --           --              --           --             --            --
Emerging Markets Fund...........      344,275       21,951         638,827       85,770        612,339        84,793
Equity Growth Fund(2)...........      526,879       67,063               0            0            N/A           N/A
European Equity Fund(3).........       30,192        3,501             N/A          N/A            N/A           N/A
Focus Equity Fund...............    1,229,038       83,560       1,640,138      229,561        656,053        87,259
Global Equity Allocation Fund...    1,266,693      110,283       1,033,797      135,086        310,083        39,966
Global Equity Fund(4)...........    3,117,074       62,141       3,370,697      466,837            N/A           N/A
Global Fixed Income Fund........       23,425        1,613           9,204        1,082         34,196         1,954
Growth and Income Fund II(1)....           --           --              --           --             --            --
High Yield & Total Return Fund..      121,267        7,888         132,102       13,824         25,581         2,379
International Magnum Fund.......      484,186       34,803       1,045,607      140,250        380,391        52,266
Japanese Equity Fund(1).........           --           --              --           --             --            --
Latin American Fund.............      217,094       13,361         986,259      133,298        706,758        94,909
Mid Cap Growth Fund(1)..........           --           --              --           --             --            --
Tax Managed Global Franchise
 Fund(3)........................       12,337        1,748             N/A          N/A            N/A           N/A
Value Fund(5)...................    1,338,133       70,253       6,293,710      856,595            N/A           N/A
Worldwide High Income Fund......      950,093       34,465       1,276,023      135,143        648,293        73,078

------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

    With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES

    With respect to Emerging Markets Debt Fund, Global Fixed Income Fund, High Yield & Total Return Fund and Worldwide High Income Fund:


                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
SIZE OF                                                       OFFERING     AMOUNT        AS A % OF
INVESTMENT                                                     PRICE      INVESTED     OFFERING PRICE
----------                                                    --------   -----------   --------------
Less than $100,000..........................................   4.75%        4.99%           4.25%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.25%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

    With respect to all of the remaining Funds:


                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
SIZE OF                                                       OFFERING     AMOUNT        AS A % OF
INVESTMENT                                                     PRICE      INVESTED     OFFERING PRICE
----------                                                    --------   -----------   --------------
Less than $50,000...........................................   5.75%        6.10%           5.00%
$50,000 but less than $100,000..............................   4.75%        4.99%           4.00%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.00%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

--------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

    With respect to sales of Class B Shares and Class C Shares, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

    Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.

    In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Funds and other Van Kampen funds and increases in net assets of the Funds and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of such Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

    The Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

    Certain financial intermediaries may be prohibited under the law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

    The Distributor must submit quarterly reports to the Board of Directors, with respect to each Fund setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested Directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of such class.

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.

    Because each Fund is a series of the Company, amounts paid to the Distributor as reimbursement for expenses of one series of the Company may indirectly benefit the other Funds which are series of the Company. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

    As of June 30, 1999, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of the Fund's net assets attributable to Class B Shares and Class C Shares are represented below.


                                                        B SHARES                       C SHARES
                                              ----------------------------   ----------------------------
                                                             PERCENTAGE OF                  PERCENTAGE OF
                                              UNREIMBURSED    FUND'S NET     UNREIMBURSED    FUND'S NET
FUND NAME                                     DISTRIBUTION      ASSETS       DISTRIBUTION      ASSETS
---------                                     ------------   -------------   ------------   -------------
American Value Fund.........................  $10,138,207        2.97%         $152,210         0.09%
Asian Growth Fund...........................    2,450,266        5.71            22,692         0.06
Emerging Markets Fund.......................    1,836,551        4.79            17,012         0.08
Equity Growth Fund..........................      606,348        2.53            22,770         0.31
European Equity Fund........................       14,804        0.48             1,508         0.10
Focus Equity Fund...........................    4,521,932        2.57            20,961         0.08
Global Equity Fund..........................   19,894,984        3.34            47,093         0.07
Global Equity Allocation Fund...............    1,956,904        0.84           169,199         0.17
Global Fixed Income Fund....................       87,937        5.65             2,100         0.14
High Yield & Total Return Fund..............      711,833        3.14            16,111         0.20
International Magnum Fund...................    1,651,126        3.43             5,147         0.04
Latin American Fund.........................    1,036,423        5.58            17,977         0.17
Tax Managed Global Franchise Fund...........        6,435        1.05             1,380         0.29
Value Fund..................................    4,179,000        3.27            81,668         0.28
Worldwide High Income Fund..................    5,193,409        4.85            66,211         0.16

    As reimbursement for providing distribution services to the Company for the fiscal year ended June 30, 1999, the Distributor received aggregate fees of approximately $23,977,000 which were attributable approximately as follows:


                                                              FISCAL YEAR ENDED   PERCENTAGE OF
                                                                JUNE 30, 1999     AVERAGE DAILY
FUND NAME                                                           (000)          NET ASSETS
---------                                                     -----------------   -------------
American Value Fund -- Class A..............................       $  540              .25%
American Value Fund -- Class B..............................        2,840             1.00%
American Value Fund -- Class C..............................        1,313             1.00%
Asian Growth Fund -- Class A................................          130              .25%
Asian Growth Fund -- Class B................................          291             1.00%
Asian Growth Fund -- Class C................................          295             1.00%
Emerging Markets Debt Fund -- Class A(1)....................                            --%
Emerging Markets Debt Fund -- Class B(1)....................                            --%
Emerging Markets Debt Fund -- Class C(1)....................                            --%
Emerging Markets Fund -- Class A............................          141              .25%
Emerging Markets Fund -- Class B............................          299             1.00%
Emerging Markets Fund -- Class C............................          205             1.00%
Equity Growth Fund -- Class A...............................           30              .25%
Equity Growth Fund -- Class B...............................          163             1.00%
Equity Growth Fund -- Class C...............................           58             1.00%
European Equity Fund -- Class A.............................            3              .25%
European Equity Fund -- Class B.............................           17             1.00%
European Equity Fund -- Class C.............................           10             1.00%
Focus Equity Fund -- Class A................................          155              .25%
Focus Equity Fund -- Class B................................        1,433             1.00%
Focus Equity Fund -- Class C................................          244             1.00%
Global Equity Allocation Fund -- Class A....................          588              .25%
Global Equity Allocation Fund -- Class B....................        2,243             1.00%
Global Equity Allocation Fund -- Class C....................          998             1.00%
Global Equity Fund -- Class A...............................          191              .25%
Global Equity Fund -- Class B...............................        6,007             1.00%
Global Equity Fund -- Class C...............................          657             1.00%
Global Fixed Income Fund -- Class A.........................           11              .25%
Global Fixed Income Fund -- Class B.........................           17             1.00%
Global Fixed Income Fund -- Class C.........................           18             1.00%
Growth and Income Fund II -- Class A(1).....................                            --%
Growth and Income Fund II -- Class B(1).....................                            --%
Growth and Income Fund II -- Class C(1).....................                            --%
High Yield & Total Return Fund -- Class A...................           23              .25%
High Yield & Total Return Fund -- Class B...................          209             1.00%
High Yield & Total Return Fund -- Class C...................           82             1.00%
International Magnum Fund -- Class A........................          138              .25%
International Magnum Fund -- Class B........................          482             1.00%
International Magnum Fund -- Class C........................          144             1.00%
Japanese Equity Fund -- Class A(1)..........................                            --%
Japanese Equity Fund -- Class B(1)..........................                            --%
Japanese Equity Fund -- Class C(1)..........................                            --%
Latin American Fund -- Class A..............................           75              .25%
Latin American Fund -- Class B..............................          169             1.00%
Latin American Fund -- Class C..............................           96             1.00%
Mid Cap Growth Fund -- Class A(1)...........................                            --%
Mid Cap Growth Fund -- Class B(1)...........................                            --%
Mid Cap Growth Fund -- Class C(1)...........................                            --%
Tax Managed Global Franchise Fund -- Class A................            2              .25%
Tax Managed Global Franchise Fund -- Class B................            3             1.00%
Tax Managed Global Franchise Fund -- Class C................            3             1.00%
Value Fund -- Class A.......................................          270              .25%
Value Fund -- Class B.......................................        1,279             1.00%
Value Fund -- Class C.......................................          306             1.00%
Worldwide High Income Fund -- Class A.......................          173              .25%
Worldwide High Income Fund -- Class B.......................        1,158             1.00%
Worldwide High Income Fund -- Class C.......................          468             1.00%

------------------
(1) Not operational as of June 30, 1999.

                                 TRANSFER AGENT

    The Funds' transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transaction. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Directors.

    With respect to the Emerging Markets Debt Fund, the Global Fixed Income Fund, the High Yield & Total Return Fund and the Worldwide High Income Fund; most transactions made by such Funds are principal transactions at net prices and the Funds generally incur little or no brokerage costs. The portfolio securities in which these Funds invest are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. These Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

    The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.

    The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Funds' shares.

    The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

    Morgan Stanley & Co. Incorporated is an affiliate of the Adviser (and the predecessor adviser) of the Funds. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser (and the predecessor adviser) of the Funds. The Board of Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

    The Funds paid the following commissions to all brokers and affiliated brokers during the periods shown:

                                                               EMERGING
                                 AMERICAN         ASIAN        MARKETS      EMERGING       EQUITY       EUROPEAN         FOCUS
FISCAL YEAR ENDED                 VALUE           GROWTH        DEBT        MARKETS        GROWTH        EQUITY          EQUITY
JUNE 30, 1999                      FUND            FUND        FUND(1)        FUND          FUND          FUND            FUND
-----------------                --------         ------      --------      --------       ------       --------         ------
Total brokerage
  commissions...............  $    5,210,669   $  1,059,398    $   --     $    892,711   $   96,599    $  20,070     $  1,158,339
Commissions with Morgan
  Stanley...................  $        2,130   $     53,519    $   --     $     49,419   $    1,755    $   1,984     $     13,980
  Percentage of total
   commissions..............            0.04%          5.05%       --%            5.54%        1.82%        9.89%            1.21%
Commissions with Dean
  Witter....................  $        1,356   $          0    $   --     $          0   $        0    $       0     $          0
  Percentage of total
   commissions..............            0.03%             0%       --%               0%           0%           0%               0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......            0.06%          5.30%       --%            4.72%        2.19%         7.33%           1.75%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........            0.01%             0%       --%               0%           0%           0%               0%
Commissions for research
  services..................  $    4,704,647   $  1,059,398    $   --     $    892,711   $   76,151    $   20,070      $1,109,511
Value of research
  transactions..............  $1,968,924,455   $283,946,042    $   --     $263,588,372   $67,510,503   $10,392,253   $876,267,703


                                 GLOBAL
                                 EQUITY         GLOBAL
FISCAL YEAR ENDED              ALLOCATION       EQUITY
JUNE 30, 1999                     FUND           FUND
-----------------              ----------       ------
Total brokerage
  commissions...............  $    723,144   $  1,180,688
Commissions with Morgan
  Stanley...................  $      1,790   $    106,499
  Percentage of total
   commissions..............          0.25%          9.02%
Commissions with Dean
  Witter....................  $          0   $          0
  Percentage of total
   commissions..............             0%             0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......          0.08%          8.54%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%             0%
Commissions for research
  services..................  $    723,144   $  1,180,688
Value of research
  transactions..............  $740,411,692   $537,623,505


                                                          HIGH
                               GLOBAL       GROWTH       YIELD &       INTER-
                                FIXED         AND         TOTAL       NATIONAL     JAPANESE       LATIN        MID CAP
FISCAL YEAR ENDED              INCOME       INCOME       RETURN        MAGNUM       EQUITY       AMERICAN      GROWTH
JUNE 30, 1999                   FUND      FUND II(1)      FUND          FUND        FUND(1)        FUND        FUND(1)
-----------------              ------     ----------     -------      --------     --------      --------      -------
Total brokerage
  commissions...............   $    0        $   --      $    0     $    369,509    $   --     $    509,214    $   --
Commissions with Morgan
  Stanley...................   $    0        $   --      $    0     $      8,443    $   --     $      7,942    $   --
  Percentage of total
   commissions..............        0%           --%          0%            2.28%       --%            1.56%       --%
Commissions with Dean
  Witter....................   $    0        $   --      $    0     $          0    $   --     $          0    $   --
  Percentage of total
   commissions..............        0%           --%          0%               0%       --%               0%       --%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......        0%           --%          0%            2.09%       --%            2.71%       --%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........        0%           --%          0%               0%       --%               0%       --%
Commissions for research
  services..................   $   --        $   --      $   --     $    369,509    $   --     $    509,214    $   --
Value of research
  transactions..............   $   --        $   --      $   --     $147,219,049    $   --     $172,872,826    $   --


                                 TAX
                               MANAGED                       WORLDWIDE
                                GLOBAL                         HIGH
FISCAL YEAR ENDED             FRANCHISE         VALUE         INCOME
JUNE 30, 1999                    FUND            FUND          FUND
-----------------             ---------         -----        ---------
Total brokerage
  commissions...............  $   4,237      $    463,294   $       626
Commissions with Morgan
  Stanley...................  $     314      $          0   $         0
  Percentage of total
   commissions..............       7.41%              0.0%            0%
Commissions with Dean
  Witter....................  $       0      $          0   $         0
  Percentage of total
   commissions..............          0%                0%            0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......       6.66%                0%            0%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........          0%                0%            0%
Commissions for research
  services..................  $   4,237      $    458,024   $       626
Value of research
  transactions..............  $1,839,734     $303,327,814   $18,919,240

--------------------
(1)  Not operational as of June 30, 1999.


                                                        EMERGING                                                       GLOBAL
                               AMERICAN      ASIAN       MARKETS     EMERGING     EQUITY     EUROPEAN      FOCUS       EQUITY
FISCAL YEAR ENDED               VALUE        GROWTH       DEBT       MARKETS      GROWTH      EQUITY      EQUITY     ALLOCATION
JUNE 30, 1998                    FUND         FUND       FUND(1)       FUND       FUND(2)     FUND(3)      FUND         FUND
-----------------              --------      ------     --------     --------     -------    --------     ------     ----------
Total brokerage
  commissions...............  $1,863,022   $2,171,340    $   --     $1,122,264    $4,685      $   --     $836,700    $382,680
Commissions with Morgan
  Stanley...................  $        0   $  157,183    $   --     $   41,792    $    0      $   --     $      0    $    981
Commissions with Dean
  Witter....................  $        0   $        0    $   --     $        0    $    0      $   --     $      0    $      0


                               GLOBAL
FISCAL YEAR ENDED              EQUITY
JUNE 30, 1998                  FUND(4)
-----------------              -------
Total brokerage
  commissions...............  $775,168
Commissions with Morgan
  Stanley...................  $188,780
Commissions with Dean
  Witter....................  $      0


                                                          HIGH                                                             TAX
                               GLOBAL       GROWTH       YIELD &     INTER-                                              MANAGED
                                FIXED         AND         TOTAL     NATIONAL    JAPANESE      LATIN       MID CAP        GLOBAL
FISCAL YEAR ENDED              INCOME       INCOME       RETURN      MAGNUM      EQUITY      AMERICAN     GROWTH        FRANCHISE
JUNE 30, 1998                   FUND      FUND II(1)      FUND        FUND       FUND(1)       FUND       FUND(1)        FUND(3)
-----------------              ------     ----------     -------    --------    --------     --------     -------       ---------
Total brokerage
  commissions...............   $    0        $   --      $2,940     $243,789     $   --     $1,251,018    $   --         $  --
Commissions with Morgan
  Stanley...................   $    0        $   --      $    0     $  8,123     $   --     $  53,140     $   --         $  --
Commissions with Dean
  Witter....................   $    0        $   --      $    0     $      0     $   --     $       0     $   --         $  --


                                          WORLDWIDE
                                            HIGH
FISCAL YEAR ENDED               VALUE      INCOME
JUNE 30, 1998                   FUND        FUND
-----------------               -----     ---------
Total brokerage
  commissions...............  $475,178     $    0
Commissions with Morgan
  Stanley...................  $      0     $    0
Commissions with Dean
  Witter....................  $      0     $    0


                                                       EMERGING                                                      GLOBAL
                              AMERICAN      ASIAN       MARKETS    EMERGING     EQUITY     EUROPEAN      FOCUS        EQUITY
FISCAL YEAR ENDED               VALUE       GROWTH       DEBT       MARKETS     GROWTH      EQUITY      EQUITY     ALLOCATION
JUNE 30, 1997                   FUND         FUND       FUND(1)      FUND        FUND        FUND        FUND         FUND
-----------------             --------      ------     --------    --------     ------     --------     ------     ----------
Total brokerage
  commissions...............  $130,098    $2,757,149    $   --     $922,655     $   --      $   --     $174,610     $118,044
Commissions with Morgan
  Stanley...................  $      0    $ 326,044     $   --     $ 79,641     $   --      $   --     $      0     $      0
Commissions with Dean
  Witter....................  $  1,302    $       0     $   --     $      0     $   --      $   --     $    168     $      0


                               GLOBAL
FISCAL YEAR ENDED              EQUITY
JUNE 30, 1997                   FUND
-----------------              ------
Total brokerage
  commissions...............   $   --
Commissions with Morgan
  Stanley...................   $   --
Commissions with Dean
  Witter....................   $   --


                                                          HIGH                                                         TAX
                               GLOBAL       GROWTH       YIELD &     INTER-                                          MANAGED
                                FIXED         AND         TOTAL     NATIONAL    JAPANESE      LATIN      MID CAP     GLOBAL
FISCAL YEAR ENDED              INCOME       INCOME       RETURN      MAGNUM      EQUITY     AMERICAN     GROWTH     FRANCHISE
JUNE 30, 1997                   FUND      FUND II(1)      FUND        FUND       FUND(1)      FUND       FUND(1)      FUND
-----------------              ------     ----------     -------    --------    --------    --------     -------    ---------
Total brokerage
  commissions...............   $    0        $   --      $    0     $155,283     $   --     $742,521     $   --      $   --
Commissions with Morgan
  Stanley...................   $    0        $   --      $    0     $ 15,487     $   --     $ 40,849     $   --      $   --
Commissions with Dean
  Witter....................   $    0        $   --      $    0     $      0     $   --     $      0     $   --      $   --


                                          WORLDWIDE
                                            HIGH
FISCAL YEAR ENDED               VALUE      INCOME
JUNE 30, 1997                  FUND(5)      FUND
-----------------              -------    ---------
Total brokerage
  commissions...............   $   --      $    0
Commissions with Morgan
  Stanley...................   $   --      $    0
Commissions with Dean
  Witter....................   $   --      $    0

--------------------
(1) Not operational as of June 30, 1999.
(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.
(4) Fund inception October 29, 1997.
(5) Fund inception July 7, 1997.

                              SHAREHOLDER SERVICES

     The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Funds' Prospectuses) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

    Generally, a Fund will not issue share certificates. However, upon written or telephone request to such Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

    Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

    Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-4833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

    A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

    A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by such Fund.

    Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

    Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

EXCHANGE PRIVILEGE

    All shareholders are limited to eight (8) exchanges per fund during a rolling 365-day period.

    Exchange privileges will be suspended on a particular fund if more than eight (8) exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight (8) exchanges in the rolling 365-day period.

    This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.

REINSTATEMENT PRIVILEGE

    A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of such Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

    Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

    Additionally, if the Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.

                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A

    As described in the Funds' Prospectuses under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to
                                                                              47
purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

    As described in the Funds' Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

    A Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

    In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

    A Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulation Section 401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    The Funds do not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

    A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

    The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

    A Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectuses.

INVOLUNTARY REDEMPTIONS OF SHARES

    Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

    A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

    A Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS

    The Company and each of the Funds will be treated as separate corporations for federal income tax purposes. The Funds have elected and qualified (in their first year of operations), and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

    If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

    In order to avoid a 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

    If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, such Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

    Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of a Fund, affect the holding period of the securities held by such Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

    Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Fund may have to dispose of securities that it would otherwise have continued to hold.

    PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

    As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, a Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between such Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. A Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS TO SHAREHOLDERS

    Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from a Fund.

    Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

    Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible be eligible for the dividends received deduction for corporations if such Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

    Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

    Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of a Fund's total assets at the close of its fiscal year consists of securities of foreign issuers and such Fund meets certain holding period requirements with respect to the securities, the Fund will be eligible to file, and may file, elections with the IRS pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.

    Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

    The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

NON-U.S. SHAREHOLDERS

    A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in certain Funds that invest primarily in debt securities or securities of foreign issuers is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

    Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

    If income from a Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

    United States Treasury Regulations, effective for payments made after December 31, 2000, modify the withholding, backup withholding and information reporting rules, including the procedures to be followed by Non-U.S. Shareholders in establishing foreign status. Prospective investors should consult their tax advisers concerning the applicability and effect of such Treasury Regulations on an investment in shares of a Fund.

    The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING

    A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish such Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

    Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

    Each Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.

GENERAL

    The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                             PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

    From time to time the Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

    Total return figures are calculated according to the following formula:

        n

        P(1+T)   =   ERV

        where:

         P  = a hypothetical initial payment of $1,000
         T  = average annual total return
         n  = number of years
       ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

    Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 1999 for the one, three and five year periods ended June 30, 1999 and for the period from the inception of each Fund through June 30, 1999 are as follows:

                                                                            ONE-YEAR        FIVE-YEAR        INCEPTION
                                                              INCEPTION    PERIOD ENDED     PERIOD ENDED       THROUGH
                                                                DATE      JUNE 30, 1999    JUNE 30, 1999    JUNE 30, 1999
                                                              ---------   --------------   --------------   --------------
Global Equity Allocation Fund
    Class A Shares..........................................  01/04/93          8.41%           15.09%           14.76%
    Class B Shares(1).......................................  08/01/95          7.50              N/A            15.41
    Class C Shares(1).......................................  01/04/93          7.61            14.23            13.92
Global Fixed Income Fund
    Class A Shares..........................................  01/04/93          0.95             5.38             5.44
    Class B Shares(1).......................................  08/01/95           .05              N/A             3.04
    Class C Shares(1).......................................  01/04/93           .05             4.53             4.61
Asian Growth Fund
    Class A Shares..........................................  06/23/93         75.69            (4.76)            0.20
    Class B Shares(1).......................................  08/01/95         74.48              N/A            (8.57)
    Class C Shares(1).......................................  06/23/93         74.13            (5.50)            (.55)
American Value Fund
    Class A Shares..........................................  10/18/93         17.41            21.59            18.47
    Class B Shares(1).......................................  08/01/95         16.50              N/A            21.74
    Class C Shares(1).......................................  10/18/93         16.55            20.66            17.56
Worldwide High Income Fund
    Class A Shares..........................................  04/21/94        (11.14)            8.87             9.12
    Class B Shares(1).......................................  08/01/95        (11.82)             N/A             8.34
    Class C Shares(1).......................................  04/21/94        (11.83)            8.04             8.27
Emerging Markets Fund
    Class A Shares..........................................  07/06/94         23.92              N/A            (1.39)
    Class B Shares(1).......................................  08/01/95         22.99              N/A            (0.25)
    Class C Shares(1).......................................  07/06/94         23.09              N/A            (2.09)
Latin American Fund
    Class A Shares..........................................  07/06/94          3.00              N/A             7.52
    Class B Shares(1).......................................  08/01/95          2.47              N/A            14.69
    Class C Shares(1).......................................  07/06/94          2.28              N/A             6.70
Focus Equity Fund
    Class A Shares..........................................  01/02/96         25.57              N/A            30.80
    Class B Shares..........................................  01/02/96         24.59              N/A            29.85
    Class C Shares..........................................  01/02/96         24.67              N/A            29.85
High Yield & Total Return Fund
    Class A Shares..........................................  05/01/96          1.90              N/A             9.60
    Class B Shares..........................................  05/01/96          1.28              N/A             8.80
    Class C Shares..........................................  05/01/96          1.28              N/A             8.80
International Magnum Fund
    Class A Shares..........................................  07/01/96         (5.54)             N/A             6.28
    Class B Shares..........................................  07/01/96         (6.28)             N/A             5.48
    Class C Shares..........................................  07/01/96         (6.25)             N/A             5.47
Japanese Equity Fund
    Class A Shares..........................................       N/A            --               --               --
    Class B Shares..........................................       N/A            --               --               --
    Class C Shares..........................................       N/A            --               --               --
Growth and Income Fund II
    Class A Shares..........................................       N/A            --               --               --
    Class B Shares..........................................       N/A            --               --               --
    Class C Shares..........................................       N/A            --               --               --
European Equity Fund
    Class A Shares..........................................   9/25/98           N/A              N/A             6.75
    Class B Shares..........................................   9/25/98           N/A              N/A             6.26
    Class C Shares..........................................   9/25/98           N/A              N/A             5.96
Equity Growth Fund
    Class A Shares..........................................   5/29/98         21.90              N/A            23.10
    Class B Shares..........................................   5/29/98         21.14              N/A            22.29
    Class C Shares..........................................   5/29/98         21.04              N/A            22.20
Global Equity Fund
    Class A Shares..........................................  10/29/97          4.05%             N/A             9.24%
    Class B Shares..........................................  10/29/97          3.29              N/A             8.45
    Class C Shares..........................................  10/29/97          3.39              N/A             8.45

                                                                             ONE-YEAR        FIVE-YEAR        INCEPTION
                                                              INCEPTION    PERIOD ENDED     PERIOD ENDED       THROUGH
                                                                DATE      JUNE 30, 1999    JUNE 30, 1999    JUNE 30, 1999
                                                              ---------   --------------   --------------   --------------
Emerging Markets Debt Fund
    Class A Shares..........................................       N/A            --               --               --
    Class B Shares..........................................       N/A            --               --               --
    Class C Shares..........................................       N/A            --               --               --
Mid Cap Growth Fund
    Class A Shares..........................................       N/A            --               --               --
    Class B Shares..........................................       N/A            --               --               --
    Class C Shares..........................................       N/A            --               --               --
Value Fund
    Class A Shares..........................................    7/7/97          5.83              N/A             6.34
    Class B Shares..........................................    7/7/97          5.02              N/A             5.57
    Class C Shares..........................................    7/7/97          5.13              N/A             5.53
Tax Managed Global Franchise Fund
    Class A Shares..........................................   9/25/98           N/A              N/A            21.22
    Class B Shares..........................................   9/25/98           N/A              N/A            20.40
    Class C Shares..........................................   9/25/98           N/A              N/A            21.40

------------------
  The Emerging Markets Debt, Growth and Income II, Japanese Equity and Mid Cap Growth Funds had not commenced operations in the fiscal year ended June 30, 1999.

(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:

        Yield = 2 [ ( a-b
--cd+ 1) (6) -1]

    where:

 a   =    dividends and interest earned during the period
 b   =    expenses accrued for the period (net of reimbursements)
 c   =    the average daily number of shares outstanding during the
          period that were entitled to receive income distributions
 d   =    the maximum offering price per share on the last day of the period

    The respective current yields for the following Funds 30-day period ended June 30, 1999 were as follows:

                                        CLASS A    CLASS B    CLASS C
FUND NAME                                SHARES     SHARES     SHARES
---------                               --------   --------   --------

Global Fixed Income Fund                  2.76%      2.14%      2.14%
Worldwide High Income Fund               11.18%     10.97%     10.97%
High Yield & Total Return Fund            8.52%      8.18%      8.18%


COMPARISONS

    To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms such as Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer
                                                                              55
shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

    From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the Internet.

                                OTHER INFORMATION

CUSTODY OF ASSETS

    The Chase Manhattan Bank serves as the Company's custodian.

SHAREHOLDER REPORTS

    Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Funds, performs an annual audit of each Fund's financial statements.

LEGAL COUNSEL

    Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2.  Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                     1. LONG-TERM DEBT -- INVESTMENT GRADE
AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meets its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                                SPECULATIVE GRADE
BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: the "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                              2. COMMERCIAL PAPER
A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                               3. PREFERRED STOCK
A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

ii. Nature of, and provisions of, the issuer.

iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B and CCC: Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

"BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C: A preferred stock rated "C" is a nonpaying issue.

D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                               1. LONG-TERM DEBT
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               2. SHORT-TERM DEBT
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment or senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               3. PREFERRED STOCK
Preferred stock rating symbols and their definitions are as follows:

AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         VAN KAMPEN AMERICAN VALUE FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc. -- Van Kampen American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Value Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                        VAN KAMPEN AMERICAN VALUE FUND
                           PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                          VALUE
                                                            SHARES        (000)
----------------------------------------------------------------------------------
COMMON STOCKS(89.0%)
   AEROSPACE(0.8%)
      (a)Alliant TechSystems, Inc. .................         29,800   $      2,578
      (a)Gulfstream Aerospace Corp. ................         64,900          4,385
                                                                      ------------
                                                                             6,963
                                                                      ------------
   BANKING (3.3%)
      Bank United Corp. 'A' ........................        105,200          4,228
      Comerica, Inc. ...............................         74,200          4,410
      Greenpoint Financial Corp. ...................        101,700          3,337
      Hudson United Bancorp ........................        117,900          3,610
      Mellon Bank Corp. ............................        143,700          5,227
      Mercantile Bankshares Corp. ..................         44,600          1,578
      New England Community Bancorp, Inc. 'A' ......         39,800          1,097
      Prime Bancshares, Inc. .......................        117,200          2,095
      TCF Financial Corp. ..........................         67,400          1,879
      Western Bancorp ..............................         10,000            435
                                                                      ------------
                                                                            27,896
                                                                      ------------
   BUILDING (1.4%)
      Vulcan Materials Co. .........................         36,500          1,761
      York International Corp. .....................        236,900         10,142
                                                                      ------------
                                                                            11,903
                                                                      ------------
   CAPITAL GOODS (11.0%)
       (a)Aeroflex, Inc. ...........................        265,900          5,251
       (a)Asyst Technologies, Inc. .................        193,400          5,790
       (a)Atmel Corp. ..............................        160,600          4,206
       Cummins Engine Co., Inc. ....................        147,300          8,414
       (a)Electronics for Imaging, Inc. ............        149,500          7,680
       Flowserve Corp. .............................        218,200          4,132
       Manitowoc Co., Inc. .........................         58,550          2,437
       (a)Mentor Graphics Corp. ....................        346,200          4,436
       New Holland N.V. ............................        913,400         15,642
       (a)PRI Automation, Inc. .....................         44,100          1,599
       (a)Republic Services, Inc. 'A' ..............        146,500          3,626
       (a)Safety-Kleen Corp. .......................        244,575          4,433
       Stewart & Stevenson Services, Inc ...........        618,100          9,426
       Tecumseh Products Co. 'A' ...................         47,500          2,877
       Titan International, Inc. ...................         91,000          1,081
       (a)Tower Automotive, Inc. ...................        487,800         12,408
                                                                      ------------
                                                                            93,438
                                                                      ------------
   CHEMICALS(3.3%)
       Lubrizol Corp. ..............................        105,800          2,883
       M.A. Hanna Co. ..............................        214,900          3,532
       Quaker Chemical Corp. .......................         17,400            283
       (a)W.R. Grace & Co. .........................        429,000          7,883
       Wellman, Inc. ...............................        530,300          8,452
       Witco Corp. .................................        260,300          5,206
                                                                      ------------
                                                                            28,239
                                                                      ------------
   COMMUNICATIONS(6.8%)
       A. Schulman, Inc. ...........................         85,500          1,469
       ADTRAN, Inc. ................................        210,500          7,657
       (a)Advanced Radio Telecom Corp. .............          1,200             17
       (a)Aerial Communications, Inc. ..............         63,500            857
       Cincinnati Bell, Inc. .......................        143,200          3,571
       (a)Digital Microwave Corp. ..................        142,400          1,816
       (a)General Instrument Corp. .................        151,000          6,417
       (a)GST Telecommunications, Inc. .............          2,000             26
       (a)IDT Corp. ................................        131,200          2,919
       (a)ITC DeltaCom, Inc. .......................         69,600          1,949
       (a)Journal Register Co. .....................         56,400          1,269
       (a)Pacific Gateway Exchange, Inc. ...........        109,400          3,186
       (a)Powerwave Technologies, Inc. .............        275,000          8,869
       (a)QUALCOMM, Inc. ...........................         37,600          5,396
       (a)RCN Corp. ................................         41,800          1,740
       (a)Saville Systems plc ADR ..................         66,900            970
       (a)VoiceStream Wireless Corp. ...............        220,200          6,262
       (a)Winstar Communications, Inc. .............         69,000          3,364
                                                                      ------------
                                                                            57,754
                                                                      ------------
   COMPUTERS(5.0%)
       (a)BEA Systems, Inc. ........................        248,100          7,086
       (a)Complete Business Solutions ..............         25,500            458
       (a)GenRad, Inc. .............................        281,100          5,850
       (a)Goto.com, Inc. ...........................         17,600            493
       (a)Network Solutions, Inc. 'A' ..............         20,300          1,606
       (a)Networks Associates, Inc. ................        358,400          5,264
       (a)Pinnacle Systems, Inc. ...................        404,700         13,608
       Ryder Systems, Inc. .........................         90,200          2,345
       (a)SanDisk Corp. ............................         10,600            477
       (a)SoftNet Systems, Inc. ....................        112,400          3,133
       (a)WorldGate Communications, Inc. ...........         37,200          1,907
                                                                      ------------
                                                                            42,227
                                                                      ------------
   CONSUMER--DURABLES (1.3%)
       Arvin Industries, Inc. ......................         15,300            579
       Earthgrains Co. .............................         90,200          2,328
       Michael Foods, Inc. .........................         72,300          1,699
       (a)Splash Technology Holdings, Inc. .........        149,900          1,054
       (a)Sybron International Corp. ...............        185,600          5,116
                                                                      ------------
                                                                            10,776
                                                                      ------------
   CONSUMER--RETAIL (6.2%)
       (a)Action Performance Cos., Inc. ............         55,900          1,845
       (a)American Eagle Outfitters, Inc. ..........         34,000          1,547
       (a)Ames Department Stores, Inc. .............        137,500          6,273
       (a)Ann Taylor Stores Corp. ..................        109,000          4,905
       Bausch & Lomb, Inc. .........................         23,400          1,790
       (a)Blyth Industries, Inc. ...................        115,300          3,963
       Callaway Golf Co. ...........................         82,500          1,207
       Casey's General Stores, Inc. ................        140,300          2,104
       Claire's Stores, Inc. .......................         73,500          1,883
       (a)Dress Barn, Inc. .........................        151,800          2,429
       (a)Sunglass Hut International, Inc. .........      1,031,600         17,731
       Tandy Corp. .................................         64,400          3,148
       (a)Zale Corp. ...............................        104,800          4,192
                                                                      ------------
                                                                            53,017
                                                                      ------------
   CONSUMER--SERVICE & GROWTH (1.8%)
       (a)NOVA Corp. ...............................         23,000            575
       (a)Quanta Services, Inc. ....................        303,800         13,367
       (a)School Specialty, Inc. ...................         89,900          1,444
                                                                      ------------
                                                                            15,386
                                                                      ------------
   CONSUMER STAPLES (1.9%)
       Alpharma, Inc. ..............................        167,500          5,957
       (a)800-JR Cigar, Inc. .......................        101,400          1,255
       (a)Fresh Del Monte Produce, Inc. ............        479,400          6,772
       (a)General Cigar Holdings, Inc. .............        121,400            948
       (a)Omega Protein Corp. ......................        238,500          1,252
                                                                      ------------
                                                                            16,184
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN AMERICAN VALUE FUND
                       PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                          VALUE
                                                            SHARES        (000)
----------------------------------------------------------------------------------
   ELECTRIC (1.9%)
       (a)Cherry Corp. .............................          2,600   $         37
       DPL, Inc. ...................................        152,600          2,804
       (a)Electroglas, Inc. ........................         70,000          1,400
       Florida Progress Corp. ......................         26,900          1,111
       (a)LTX Corp. ................................        115,400          1,536
       Potomac Electric Power Co. ..................        321,400          9,461
                                                                      ------------
                                                                            16,349
                                                                      ------------
   ENERGY (6.5%)
       (a)BJ Services Co. ..........................        179,400          5,281
       Black Hills Corp. ...........................          2,700             63
       Energy East Corp. ...........................        129,700          3,372
       (a)Global Marine, Inc. ......................        761,000         11,748
       (a)Grey Wolf, Inc. ..........................        134,400            336
       Illinova Corp. ..............................        394,400         10,747
       MCN Corp. ...................................         33,700            699
       Minnesota Power & Light Co. .................         61,100          1,214
       Nicor, Inc. .................................         14,700            560
       (a)Ocean Energy, Inc. .......................        639,924          6,159
       (a)Smith International, Inc. ................        126,000          5,473
       Suburban Propane Partners, L.P. .............         38,000            741
       Sunoco, Inc. ................................         46,400          1,401
       Union Pacific Resources Group,
          Inc. .....................................        124,200          2,026
       Valero Energy Corp. .........................        197,000          4,223
       (a)Wisconsin Energy Corp. ...................         36,400            912
                                                                      ------------
                                                                            54,955
                                                                      ------------
   ENTERTAINMENT (2.3%)
       (a)Bally Total Fitness Holdings
          Co. ......................................        686,500         19,480
       (a)Imax Corp. ...............................          9,300            209
                                                                      ------------
                                                                            19,689
                                                                      ------------
   FINANCIAL SERVICES (4.3%)
       (a)Billing Concepts Corp. ...................        127,500          1,426
       Federated Investors, Inc. ...................        176,900          3,173
       Heller Financial, Inc. ......................        355,300          9,882
       Hospitality Properties, Inc. ................        316,500          8,585
       Investors Financial Services
          Corp. ....................................         49,800          1,992
       (a)Knight/Trimark Group, Inc. 'A' ...........         86,600          5,283
       Reliastar Financial Corp. ...................        139,600          6,107
                                                                      ------------
                                                                            36,448
                                                                      ------------
   HEALTH CARE (6.1%)
       (a)Amerisource Health Corp. 'A' .............         85,900          2,190
       (a)Centocor, Inc. ...........................        103,900          4,844
       (a)Coulter Pharmaceutical, Inc. .............         66,300          1,496
       (a)Coventry Health Care, Inc. ...............        189,900          2,077
       (a)Del Global Technologies Corp. ............        600,400          5,854
       (a)Guilford Pharmaceuticals, Inc. ...........        181,000          2,308
       (a)Henry Schein, Inc. .......................        113,600          3,600
       ICN Pharmaceuticals, Inc. ...................        198,600          6,392
       (a)MedImmune, Inc. ..........................         21,100          1,430
       (a)MedPartners, Inc. ........................        530,900          4,015
       (a)Mid Atlantic Medical Services, Inc. ......        265,000          2,617
       Teva Pharmaceutical Industries Ltd. ADR .....        100,700          4,934
       (a)Trigon Healthcare, Inc. ..................        245,700          8,937
       (a)VISX, Inc. ...............................         16,200          1,283
                                                                      ------------
                                                                            51,977
                                                                      ------------
   INDUSTRIAL (2.4%)
       (a)Cooper Cameron Corp. .....................        190,700   $      7,068
       (a)Global Industries Ltd. ...................        396,400          5,079
       (a)Nabors Industries, Inc. ..................        253,600          6,197
       (a)Precision Drilling Corp. .................         97,100          1,851
       ProLogis Trust ..............................          9,600            195
                                                                      ------------
                                                                            20,390
                                                                      ------------
   INSURANCE (1.6%)
       Allmerica Financial Corp. ...................         41,500          2,524
       American Medical Security Group .............        241,300          2,081
       Everest Reinsurance Holdings,
          Inc. .....................................         87,400          2,851
       Nationwide Health Properties,
          Inc. .....................................         16,300            311
       Reinsurance Group of America,
          Inc ......................................         85,400          3,010
       XL Capital Ltd. 'A' .........................         42,600          2,407
                                                                      ------------
                                                                            13,184
                                                                      ------------
   METALS (2.7%)
       Agnico-Eagle Mines Ltd. .....................        169,600          1,049
       Ashann Goldfields ...........................        140,300            973
       Barrick Gold Corp. ..........................        158,000          3,061
       (a)Lone Star Technologies, Inc. .............         27,600            490
       (a)Mueller Industries, Inc. .................         87,400          2,966
       (a)Steel Dynamics, Inc. .....................        148,400          2,296
       (a)Stillwater Mining Co. ....................         82,950          2,712
       Tosco Corp. .................................        359,700          9,330
                                                                      ------------
                                                                            22,877
                                                                      ------------
   PAPER & PACKAGING (1.1%)
       Boise Cascade Corp. .........................         23,600          1,015
       (a)Valassis Communications, Inc. ............        231,050          8,462
                                                                      ------------
                                                                             9,477
                                                                      ------------
   REAL ESTATE (5.4%)
       AMB Property Corp. ..........................        598,900         14,074
       Arden Realty Group, Inc. ....................        210,500          5,184
       (a)Cadillac Fairview Corp. ..................         21,700            410
       Cousins Properties, Inc. ....................         50,100          1,694
       Crescent Real Estate Equities Co. REIT ......        235,100          5,584
       Developers Diversified Realty Corp. .........        155,700          2,588
       Duke Realty Investment, Inc. ................
       REIT ........................................        207,900          4,691
       First Washington Realty Trust, Inc. .........         35,000            818
       Glenborough Realty Trust, Inc. ..............         26,500            464
       JDN Realty Corp. ............................         57,000          1,275
       Lasalle Hotel Properties REIT ...............         36,100            553
       Liberty Property Trust REIT .................         48,600          1,209
       Manufactured Home Communities, Inc. REIT ....         58,500          1,521
       (a)NBTY, Inc. ...............................        382,700          2,487
       Newhall Land & Farming Co., L.P. ............         28,800            709
       Radian Group, Inc. ..........................         29,700          1,450
       Simon Property Group, Inc. ..................         49,300          1,251
       (a)Wellsford Properties, Inc. ...............          5,250             56
                                                                      ------------
                                                                            46,018
                                                                      ------------
   RESTAURANTS (0.6%)
       CKE Restaurants, Inc. .......................        240,100          3,902
       (a)Friendly Ice Cream Corp. .................        152,700          1,221
                                                                      ------------
                                                                             5,123
                                                                      ------------
   SERVICES (2.6%)
       (a)AC Nielsen Corp. .........................        136,500          4,129
       (a)Corinthian Colleges, Inc. ................         29,000            547

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                       PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                          VALUE
                                                            SHARES        (000)
----------------------------------------------------------------------------------

   SERVICES (CONT.)

                                                                          VALUE
                                                            SHARES        (000)
----------------------------------------------------------------------------------
       (a)Innotrac Corp. ...........................         48,600   $        984
       Luby's, Inc. ................................        190,300          2,855
       Ogden Corp. .................................         26,800            722
       Olsten Corp. ................................        305,300          1,927
       (a)Snyder Communications, Inc. ..............        180,700          5,918
       (a)Tetra Technologies, Inc. .................        525,900          4,832
                                                                      ------------
                                                                            21,914
                                                                      ------------
   TECHNOLOGY (2.6%)
       Adobe Systems, Inc. .........................         21,800          1,791
       (a)Barnesandnoble.com, Inc. .................         57,300          1,031
       (a)Galileo International, Inc. ..............        223,300         11,933
       Galileo Technology Ltd. .....................         36,300          1,645
       (a)Go2Net, Inc. .............................         10,900          1,001
       (a)Veritas DGC, Inc. ........................        135,500          2,481
       (a)Webtrends, Inc. ..........................         42,200          1,947
                                                                      ------------
                                                                            21,829
                                                                      ------------
   TRANSPORTATION (4.5%)
       Air Express International Corp. .............        210,700          5,347
       Canadian National Railway Co. ...............         42,900          2,874
       CNF Transportation, Inc. ....................         75,700          2,905
       (a)Gaylord Container Corp. 'A' ..............      1,303,100         10,343
       (a)Jevic Transportation, Inc. ...............         15,000            208
       (a)Navistar International Corp. .............         99,800          4,990
       SkyWest, Inc. ...............................         59,100          1,474
       Teekay Shipping Corp. .......................         70,400          1,241
       (a)U.S. Xpress Enterprises, Inc. 'A' ........         55,700            595
       Wabash National Corp. .......................        372,800          7,223
       Wisconsin Central Transportation Corp .......         78,700          1,486
                                                                      ------------
                                                                            38,686
                                                                      ------------

                                                                          VALUE
                                                            SHARES        (000)
----------------------------------------------------------------------------------
   UTILITIES (1.6%)
       Allegheny Energy, Inc. ......................         84,100   $      2,697
       CalEnergy Co., Inc. .........................        207,400          7,181
       Eastern Enterprises .........................         15,500            616
       Montana Power Co. ...........................         26,000          1,833
       Public Service Co. of New Mexico ............         45,200            898
       SJW Corp. ...................................          5,300            422
                                                                      ------------
                                                                            13,647
                                                                      ------------
   TOTAL LONG-TERM INVESTMENTS (89.0%) (COST $674,747)                     756,346
                                                                      ------------
                                                           PAR
                                                          VALUE
                                                          (000)
                                                         ---------
   SHORT-TERM INVESTMENT (12.5%)
   REPURCHASE AGREEMENT (12.5%)
       Chase Securities, Inc., 4.55%, dated $ 106,601
       6/30/99, due 7/1/99, to be repurchased
       at $106,614, collateralized by $111,955
       Federal National Mortgage Association,
       5.125%, due 2/13/04, valued at $109,546
       (COST $106,601)...................................  106,601
                                                         ---------
TOTAL INVESTMENTS (101.5%) (COST $781,348)..............   862,947
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)...........   (12,684)
                                                         ---------
NET ASSETS (100%)....................................... $ 850,263
                                                         =========

----------


(a)   --   Non-income producing security
ADR   --   American Depositary Receipt
REIT  --   Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                  (000)
-------------------------------------------------------------------------
ASSETS:
   Investments at Value (Cost $781,348) (including repurchase
      agreement of $106,601) ................................   $ 862,947
   Cash .....................................................           7
   Receivable for:
      Investments Sold ......................................      24,576
      Fund Shares Sold ......................................       4,800
      Dividends .............................................         351
      Interest ..............................................          14
   Other ....................................................          27
                                                                ---------
      Total Assets ..........................................     892,722
                                                                ---------
LIABILITIES:
   Payable for:
      Investments Purchased .................................      37,629
      Fund Shares Redeemed ..................................       3,038
      Distribution Fees .....................................         871
      Investment Advisory Fees ..............................         521
      Administrative Fees ...................................         154
      Transfer Agent Fees ...................................          93
      Shareholder Reporting Expenses ........................          64
      Professional Fees .....................................          40
      Custody Fees ..........................................          26
      Directors' Fees and Expenses ..........................          21
      Other .................................................           2
                                                                ---------
      Total Liabilities .....................................      42,459
                                                                ---------
   NET ASSETS ...............................................   $ 850,263
                                                                =========

NET ASSETS CONSIST OF:
   Capital Stock at Par ($.001 par value, Shares Authorized
      2,625,000,000) ........................................   $      36
   Paid in Capital in Excess of Par .........................     730,047
   Unrealized Appreciation on Investments ...................      81,599
   Accumulated Net Realized Gain ............................      38,603
   Accumulated Net Investment Loss ..........................         (22)
                                                                ---------
NET ASSETS ..................................................   $ 850,263
                                                                =========
CLASS A SHARES:
   Net Asset Value and Redemption Price Per Share (Based on
      Net Assets of $343,003,465 and 14,545,320 Shares
      Outstanding) ..........................................   $   23.58
                                                                =========
   Maximum Sales Charge .....................................        5.75%

   Maximum Offering Price Per Share (Net Asset Value Per
      Share X 100 / (100 - maximum sales charge)) ...........   $   25.02
                                                                =========
CLASS B SHARES:
   Net Asset Value and Offering Price Per Share (Based on Net
      Assets of $341,908,423 and 14,721,507 Shares
      Outstanding)* .........................................   $   23.23
                                                                =========
CLASS C SHARES:
   Net Asset Value and Offering Price Per Share (Based on Net
      Assets of $165,351,391 and 7,116,164 Shares
      Outstanding)* .........................................   $   23.24
                                                                =========

---------------

*    Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                           YEAR ENDED JUNE 30, 1999

                                                                (000)
----------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends .............................................   $   6,513
   Interest ..............................................       3,071
                                                             ---------
     Total Income ........................................       9,584
                                                             ---------
EXPENSES:
   Investment Advisory Fees ..............................       5,367
   Distribution Fees (Attributed to Classes A, B, and C of
     $540, $2,840, and $1,313, respectively) .............       4,693
   Administrative Fees ...................................       1,590
   Transfer Agent Fees ...................................         326
   Custodian Fees ........................................         197
   Shareholder Reports ...................................         170
   Professional Fees .....................................          82
   Filing and Registration Fees ..........................          67
   Directors' Fees and Expenses ..........................          16
   Other .................................................          17
                                                             ---------
     Total Expenses ......................................      12,525
                                                             ---------
     Net Investment Income/Loss ..........................      (2,941)
                                                             ---------
NET REALIZED GAIN/LOSS ON:
   Investments ...........................................      44,491
                                                             ---------
NET UNREALIZED APPRECIATION/DEPRECIATION:
   Beginning of the Period ...............................      16,746
                                                             ---------
End of the Period
     Investments .........................................      81,599
                                                             ---------
Net Unrealized Appreciation/Depreciation During the
   Period ................................................      64,853
                                                             ---------
Net Realized Gain/Loss and Net Unrealized
   Appreciation/Depreciation .............................     109,344
                                                             ---------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ............................................   $ 106,403
                                                             =========

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED     YEAR ENDED
                                                                   JUNE 30, 1999  JUNE 30, 1998
                                                                       (000)          (000)
---------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
   Net Investment Income/Loss ...............................        $  (2,941)    $  (1,791)
   Net Realized Gain/Loss ...................................           44,491        45,496
   Net Unrealized Appreciation/Depreciation .................           64,853         4,044
                                                                     ---------     ---------
   Net Increase/Decrease in Net Assets Resulting from
     Operations .............................................          106,403        47,749
                                                                     ---------     ---------
DISTRIBUTIONS:
   In Excess of Net Investment Income:
   Class A ..................................................             --            (122)
   Class B ..................................................             --             (29)
   Class C ..................................................             --             (25)
                                                                     ---------     ---------
                                                                          --            (176)
                                                                     ---------     ---------
   Net Realized Gain:
   Class A ..................................................          (12,659)       (5,303)
   Class B ..................................................          (17,437)       (5,203)
   Class C ..................................................           (7,981)       (3,629)
                                                                     ---------     ---------
                                                                       (38,077)      (14,135)
                                                                     ---------     ---------
     Net Decrease in Net Assets Resulting from Distributions           (38,077)      (14,311)
                                                                     ---------     ---------
CAPITAL SHARE TRANSACTIONS(1):
   Subscribed ...............................................          344,367       558,778
   Distributions Reinvested .................................           31,597        12,507
   Redeemed .................................................         (211,364)      (69,473)
                                                                     ---------     ---------
   Net Increase/Decrease in Net Assets Resulting from Capital
     Share Transactions .....................................          164,600       501,812
                                                                     ---------     ---------
   Total Increase/Decrease in Net Assets ....................          232,926       535,250
NET ASSETS--Beginning of Period .............................          617,337        82,087
                                                                     ---------     ---------
NET ASSETS--End of Period (Including
   accumulated/distributions in excess of net investment
   income/loss of $(22) and $(6), respectively) .............        $ 850,263     $ 617,337
                                                                     =========     =========

--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed .............................................            8,979         9,937
     Distributions Reinvested ...............................              579           269
     Redeemed ...............................................           (5,327)       (1,843)
                                                                     ---------     ---------
   Net Increase/Decrease in Class A Shares Outstanding ......            4,231         8,363
                                                                     =========     =========
   Dollars:
     Subscribed .............................................        $ 190,079     $ 205,042
     Distributions Reinvested ...............................           11,025         5,049
     Redeemed ...............................................         (104,033)      (37,455)
                                                                     ---------     ---------
   Net Increase/Decrease ....................................        $  97,071     $ 172,636
                                                                     =========     =========
    Ending Paid in Capital ..................................        $ 295,061+    $ 197,990
                                                                     =========     =========
   Class B:
   Shares:
     Subscribed .............................................            4,895        12,495
     Distributions Reinvested ...............................              769           239
     Redeemed ...............................................           (3,673)         (875)
                                                                     ---------     ---------
   Net Increase/Decrease in Class B Shares Outstanding ......            1,991        11,859
                                                                     =========     =========
   Dollars:
     Subscribed .............................................        $  98,965     $ 257,479
     Distributions Reinvested ...............................           14,494         4,461
     Redeemed ...............................................          (70,265)      (18,025)
                                                                     ---------     ---------
   Net Increase/Decrease ....................................        $  43,194     $ 243,915
                                                                     =========     =========
   Ending Paid in Capital ...................................        $ 301,083+    $ 257,889
                                                                     =========     =========
   Class C:
   Shares:
     Subscribed .............................................            2,707         4,675
     Distributions Reinvested ...............................              322           160
     Redeemed ...............................................           (1,921)         (671)
                                                                     ---------     ---------
   Net Increase/Decrease in Class C Shares Outstanding ......            1,108         4,164
                                                                     =========     =========
   Dollars:
     Subscribed .............................................        $  55,323     $  96,257
     Distributions Reinvested ...............................            6,078         2,997
     Redeemed ...............................................          (37,066)      (13,993)
                                                                     ---------     ---------
   Net Increase/Decrease ....................................        $  24,335     $  85,261
                                                                     =========     =========
   Ending Paid in Capital ...................................        $ 134,054+    $ 109,719
                                                                     =========     =========

----------

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN AMERICAN VALUE FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     CLASS A                                   CLASS B
                                          -----------------------------------------------------  --------------------------------
                                                              YEAR ENDED JUNE 30,                        YEAR ENDED JUNE 30,
                                          -----------------------------------------------------  ---------------------------------
SELECTED PER SHARE DATA AND RATIOS         1999#      1998#       1997         1996      1995     1999#      1998#        1997
-----------------------------------------------------------------------------------------------  ---------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD ...  $ 21.339  $  17.59    $  14.63     $  12.89  $  11.70  $ 21.196   $  17.59     $  14.63
                                          --------  --------    --------     --------  --------  --------   --------     --------

INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income/Loss ..........     0.006     (0.02)       0.20         0.27      0.27    (0.142)     (0.17)        0.09
   Net Realized and Unrealized
     Gain/Loss .........................     3.437      4.84        4.05         1.94      1.44     3.371       4.83         4.05
                                          --------  --------    --------     --------  --------  --------   --------     --------

   Total from Investment Operations ....     3.443      4.82        4.25         2.21      1.71     3.229       4.66         4.14
                                          --------  --------    --------     --------  --------  --------   --------     --------

DISTRIBUTIONS
   Net Investment Income ...............        --     (0.03)      (0.20)       (0.27)    (0.28)       --      (0.01)       (0.09)
   In Excess of Net Investment Income ..        --     (0.00)++    (0.00)++     (0.01)       --        --      (0.00)++     (0.00)++
   Net Realized Gain ...................    (1.200)    (1.04)      (1.09)       (0.19)    (0.24)   (1.200)     (1.04)       (1.09)
                                          --------  --------    --------     --------  --------  --------   --------     --------

   Total Distributions .................    (1.200)    (1.07)      (1.29)       (0.47)    (0.52)   (1.200)     (1.05)       (1.18)


NET ASSET VALUE, END OF PERIOD .........  $ 23.582  $  21.34    $  17.59     $  14.63  $  12.89  $ 23.225   $  21.20     $  17.59
                                          ========  ========    ========     ========  ========  ========   ========     ========

TOTAL RETURN/(1) .......................     17.41%    28.26%      30.68%       17.41%    15.01%    16.50%     27.30%       29.77%
                                          ========  ========    ========     ========  ========  ========   ========     ========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......  $343,004  $220,100    $ 34,331     $ 19,674  $ 20,675  $341,908   $269,836     $ 15,331
Ratio of Expenses to Average Net
   Assets ..............................      1.49%     1.50%       1.50%        1.50%     1.50%     2.24%      2.25%        2.25%
Ratio of Net Investment Income/Loss to
   Average Net Assets ..................      0.03%    (0.09)%      1.25%        1.90%     2.29%    (0.72)%    (0.84)%       0.40%
Portfolio Turnover Rate ................       283%      207%         73%          41%       23%      283%       207%          73%
-----------------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
   Limitation During the Period
   Per Share Benefit to Net Investment
     Income/Loss .......................  $     --  $   0.02    $   0.04     $   0.04   $   0.05  $     --   $   0.02     $   0.06
Ratios Before Expense Limitation:
   Expenses to Average Net Assets ......        --      1.58%       1.76%        1.81%      1.96%       --       2.33%        2.48%
   Net Investment Income/Loss to Average
     Net Assets ........................        --     (0.18)%      0.98%        1.59%      1.83%       --      (0.93)%       0.14%

--------------------------------------------------------------------------------------------------------------------

                                         AUGUST 1, 1995+
                                          TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS           1996
----------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD ...    $  13.37
                                            --------

INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income/Loss ..........        0.15
   Net Realized and Unrealized
     Gain/Loss .........................        1.46
                                            --------

   Total from Investment Operations ....        1.61
                                            --------

DISTRIBUTIONS
   Net Investment Income ...............       (0.15)
   In Excess of Net Investment Income ..       (0.01)
   Net Realized Gain ...................       (0.19)
                                            --------

   Total Distributions .................       (0.35)


NET ASSET VALUE, END OF PERIOD .........    $  14.63
                                            ========

TOTAL RETURN/(1) .......................       12.29%*
                                            ========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......    $  2,485
Ratio of Expenses to Average Net
   Assets ..............................        2.25%
Ratio of Net Investment Income/Loss to
   Average Net Assets ..................        1.18%
Portfolio Turnover Rate ................          41%
----------------------------------------------------

Effect of Voluntary Expense
   Limitation During the Period
   Per Share Benefit to Net Investment
     Income/Loss .......................      $  0.04
Ratios Before Expense Limitation:
   Expenses to Average Net Assets ......         2.61%
   Net Investment Income/Loss to Average
     Net Assets ........................         0.82%

--------------------------------------------------------------------------------------------------------------------

                                                                                        CLASS C
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                              -------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               1999#           1998#            1997            1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........................ $     21.205   $      17.59     $      14.64    $      12.89
                                                              ------------   ------------     ------------    ------------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ................................       (0.142)         (0.17)            0.08            0.16
  Net Realized and Unrealized Gain/Loss .....................        3.373           4.83             4.05            1.94
                                                              ------------   ------------     ------------    ------------
  Total from Investment Operations ..........................        3.231           4.66             4.13            2.10
                                                              ------------   ------------     ------------    ------------
DISTRIBUTIONS
  Net Investment Income .....................................           --          (0.01)           (0.09)          (0.15)
  In Excess of Net Investment Income ........................           --          (0.00)++         (0.00)++        (0.01)
  Net Realized Gain .........................................       (1.200)         (1.04)           (1.09)          (0.19)
                                                              ------------   ------------     ------------    ------------
  Total Distributions .......................................       (1.200)         (1.05)           (1.18)          (0.35)
                                                              ------------   ------------     ------------    ------------
NET ASSET VALUE, END OF PERIOD .............................. $     23.236   $      21.20     $      17.59    $      14.64
                                                              ============   ============     ============    ============
TOTAL RETURN/(1) ............................................        16.55%         27.28%           29.67%          16.50%
                                                              ============   ============     ============    ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........................... $    165,351   $    127,401     $     32,425    $     21,193
Ratio of Expenses to Average Net Assets .....................         2.24%          2.25%            2.25%           2.25%
Ratio of Net Investment Income/Loss to Average Net Assets ...        (0.72)%        (0.84)%           0.49%           1.17%
Portfolio Turnover Rate .....................................          283%           207%              73%             41%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss ........... $         --   $       0.02     $       0.04    $       0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ............................           --           2.33%            2.47%           2.58%
  Net Investment Income/Loss to Average Net Assets ..........           --          (0.92)%           0.22%           0.84%

                                                                 CLASS C
                                                            -------------------
                                                            YEAR ENDED JUNE 30,
                                                            -------------------
SELECTED PER SHARE DATA AND RATIOS                                1995
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........................  $      11.69
                                                               ------------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ................................          0.17
  Net Realized and Unrealized Gain/Loss .....................          1.44
                                                               ------------
  Total from Investment Operations ..........................          1.61
                                                               ------------
DISTRIBUTIONS
  Net Investment Income .....................................         (0.17)
  In Excess of Net Investment Income ........................            --
  Net Realized Gain .........................................         (0.24)
                                                               ------------
  Total Distributions .......................................         (0.41)
                                                               ------------
NET ASSET VALUE, END OF PERIOD ..............................  $      12.89
                                                               ============
TOTAL RETURN/(1) ............................................         14.13%
                                                               ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...........................  $     13,867
Ratio of Expenses to Average Net Assets .....................          2.25%
Ratio of Net Investment Income/Loss to Average Net Assets ...          1.54%
Portfolio Turnover Rate .....................................            23%
---------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss ...........  $       0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ............................          2.71%
  Net Investment Income/Loss to Average Net Assets ..........          1.08%

--------------------------------------------------------------------------------

  *    Non-Annualized
  +    The Fund began offering Class B shares on August 1, 1995.
 ++    Amount is less than $0.01 per share.
(1)    Total return is calculated exclusive of sales charges or
       deferred sales charges.
  #    Changes per share are based upon monthly average shares
       outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                  JUNE 30, 1999

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                          CONTINGENT
                           DEFERRED
                         SALES CHARGE
                       -----------------
YEAR OF REDEMPTION     CLASS B   CLASS C
------------------     -------   -------

First .............     5.00%     1.00%
Second ............     4.00%     None
Third .............     3.00%     None
Fourth ............     2.50%     None
Fifth .............     1.50%     None
Thereafter ........     None      None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $599,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                      NET
                                 APPRECIATION/
  COST     APPREC.    DEPREC.    DEPRECIATION
 (000)      (000)      (000)         (000)
 -----      -----      -----     -------------

$783,848   $105,035   $(25,936)     $79,099

5. Distribution of Income and Gains: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital. For the year ended June 30, 1999, approximately $2,810,000 has been reclassified from accumulated net realized gain/loss and approximately $115,000 has been reclassified from paid in capital, totaling approximately $2,925,000 posted to accumulated net investment income/loss.

                         VAN KAMPEN AMERICAN VALUE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                  JUNE 30, 1999

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                               CLASS B
                 CLASS A       AND CLASS C
              MAX. OPERATING  MAX. OPERATING
ADVISORY FEE  EXPENSE RATIO   EXPENSE RATIO
------------  --------------  --------------
  0.85%           1.50%           2.25%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $31,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $1,637,168 for Class A shares and deferred sales charges of $11,295, $1,191,362, and $79,195 for Class A shares, Class B shares, and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $1,731,740,000 and sales of approximately $1,633,241,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                          VAN KAMPEN ASIAN GROWTH FUND
                        REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Asian Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Asian Growth Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                          VAN KAMPEN ASIAN GROWTH FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                  JUNE 30, 1999

                                                                                               VALUE
                                                                           SHARES              (000)
-------------------------------------------------------------------------------------------------------
COMMON STOCKS (91.5%)
  HONG KONG (30.1%)
    Asia Satellite Telecommunications
      Holdings Ltd. .............................................           127,000         $      299
    Axa China Region Ltd. .......................................           904,700                723
    Cathay Pacific Airways Ltd. .................................           920,000              1,411
    Cheung Kong Holdings Ltd. ...................................           733,000              6,519
    China Telecom Ltd. ..........................................           458,000              1,272
    Citic Pacific Ltd. ..........................................           396,400              1,265
    CLP Holdings Ltd. ...........................................           260,200              1,264
    Cosco Pacific Ltd. ..........................................           776,200                645
    Dao Heng Bank Group Ltd. ....................................           384,900              1,726
    Hengan International Group Co., Ltd. ........................         1,220,000                617
    Hong Kong & China Gas Co., Ltd. .............................            15,590                 23
    Hong Kong Telecommunications Ltd. ...........................         2,432,900              6,319
    Hutchison Whampoa Ltd. ......................................         1,186,300             10,742
    Johnson Electric Holdings Ltd. ..............................           118,000                487
    Kerry Properties Ltd. .......................................           341,000                451
    Li & Fung Ltd. ..............................................           735,000              1,762
    New World Development Co., Ltd. .............................           536,000              1,606
    New World Infrastructure Ltd. ...............................           281,550                530
    (a)Shandong International Power
      Development Co., Ltd. .....................................         1,626,000                367
    SmarTone Telecommunications Holdings Ltd. ...................           572,900              2,038
    Sun Hung Kai Properties Ltd. ................................           766,000              6,985
    Swire Pacific Ltd. 'A' ......................................           408,000              2,019
    Television Broadcasts Ltd. ..................................           505,000              2,369
    Yanzhou Coal Mining Co., Ltd. 'H' ...........................         1,052,000                377
                                                                                            ----------
                                                                                                51,816
                                                                                            ----------

  INDIA (1.4%)
    Castrol Ltd. ................................................               100                  1
    Digital Equipment Ltd. ......................................            32,000                315
    Hero Honda Motors Ltd. ......................................             1,477                 37
    ICICI Ltd. ..................................................           550,000                931
    NIIT Ltd. ...................................................             5,350                251
    Reckitt & Coleman of India Ltd. .............................               550                  6
    SmithKline Beecham Consumer Healthcare Ltd. .................                50                  1
    Software Solution Integrated Ltd. ...........................            25,000                249
    Tata Infotech Ltd. ..........................................            24,363                597
                                                                                            ----------
                                                                                                 2,388
                                                                                            ----------

  INDONESIA (2.2%)
    PT Gudang Garam Tbk (Foreign) ...............................           570,500              1,549
    PT Semen Gresik Tbk .........................................           270,500                589
    PT Telekomunikasi Indonesia ADR .............................           113,184              1,408
    Unilever Indonesia Tbk (Foreign) ............................            34,200                199
                                                                                            ----------
                                                                                                 3,745
                                                                                            ----------

  KOREA (20.1%)
    Daewoo Securities, Co. ......................................            33,290                647
    Good Morning Securities Co., Ltd. ...........................            67,740                418
    Hana Bank ...................................................            51,740                760
    Hankuk Glass Industry Co., Ltd. .............................            16,740                448
    Housing & Commercial Bank ...................................            57,530              1,814
    Kookmin Bank ................................................            33,060                671
    (a)Kookmin Bank GDR .........................................            13,600                277
    Koram Bank ..................................................            59,960                751
    Korea Chemical Co., Ltd. ....................................             8,860                796
    Korea Electric Power Corp. ..................................            22,340                928
    Korea Electric Power Corp. ADR ..............................           239,490              4,910


                                                                                               VALUE
                                                                           SHARES              (000)
-------------------------------------------------------------------------------------------------------
    Korea Exchange Bank .........................................           138,110         $      776
    (b)Korea Telecom Corp. ......................................            20,220              1,342
    (a)Korea Telecom Corp. ADR ..................................            97,900              3,916
    LG Chemical Ltd. ............................................            17,390                473
    LG Electronics ..............................................            37,810              1,045
    Pohang Iron & Steel Co., Ltd. ADR ...........................            44,900              1,510
    (b)Pohang Iron & Steel Co., Ltd. (Foreign) ..................            17,579              2,164
    Samsung Electro-Mechanics Co. ...............................            36,152              1,249
    Samsung Electronics Co. (Foreign) ...........................            49,376              5,418
    Samsung Fire & Marine Insurance .............................             2,642              1,860
    (b)SK Telecom Co., Ltd. .....................................               604                829
    SK Telecom Co., Ltd. ADR ....................................            39,920                679
    SK Corp. ....................................................            35,799              1,030
                                                                                            ----------
                                                                                                34,711
                                                                                            ----------

  MALAYSIA (5.4%)
    Carlsberg Brewery Malaysia Bhd ..............................           542,000              1,541
    Commerce Asset-Holding Bhd ..................................           199,000                492
    Malayan Banking Bhd .........................................           445,400              1,336
    Nestle Bhd ..................................................           262,000              1,034
    Public Bank Bhd .............................................           643,000                489
    Rothmans of Pall Mall Bhd ...................................           318,000              2,406
    Telekom Malaysia Bhd ........................................           563,000              2,104
                                                                                            ----------
                                                                                                 9,402
                                                                                            ----------

  PHILIPPINES (2.1%)
    (a)La Tondena Distillers, Inc. ..............................           452,850                537
    Manila Electric Co. 'B' .....................................           149,230                538
    Philippine Long Distance Telephone Co. 'B' ADR ..............            18,090                553
    (a)Philippine National Bank .................................           150,680                409
    San Miguel Corp. 'B' ........................................           509,905              1,114
    SM Prime Holdings, Inc. 'B' .................................         1,891,680                428
                                                                                            ----------
                                                                                                 3,579
                                                                                            ----------

  SINGAPORE (9.9%)
    (a)Asia Pulp & Paper Co., Ltd. ADR ..........................            40,500                390
    City Developments Ltd. ......................................           203,000              1,300
    Gul Technologies ............................................           333,000                317
    NatSteel Electronics Ltd. ...................................           378,000              1,654
    Oversea-Chinese Banking Corp., Ltd. (Foreign) ...............           204,000              1,702
    Overseas Union Bank Ltd. (Foreign) ..........................           155,000                747
    Parkway Holdings Ltd. .......................................           210,000                518
    Rothmans Industries Ltd. ....................................            49,000                412
    Sembcorp Logistics Ltd. .....................................           220,900                869
    (a)Singapore Airlines Ltd. ..................................         3,184,000              2,843
    Singapore Press Holdings Ltd. ...............................           144,200              2,456
    Singapore Technology Engineering Ltd. .......................           553,000                627
    United Overseas Bank Ltd. (Foreign) .........................           187,000              1,307
    Venture Manufacturing Ltd. ..................................           256,800              1,976
                                                                                            ----------
                                                                                                17,118
                                                                                            ----------

  TAIWAN (17.1%)
    (a)Advanced Semiconductor
      Engineering, Inc. .........................................           210,000                709
    (a)Asia Cement Corp. ........................................           360,000                323
    Asustek Computer, Inc. ......................................           268,396              3,025
    Bank Sinopac ................................................           910,000                634
    Cathay Life Insurance Co., Ltd. .............................           226,000                812
    China Steel Corp. ...........................................         1,170,100                884
    China Steel Corp. GDR .......................................            21,105                327
    (a)Chinatrust Business Bank .................................           654,000                786

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                  JUNE 30, 1999


                                                                         VALUE
                                                            SHARES       (000)
--------------------------------------------------------------------------------

  TAIWAN (CONT.)
     Compal Electronics, Inc. ......................       339,218     $   1,334
     (a)Compeq Manufacturing Co., Ltd. .............        62,700           355
     (a)CTCI Corp. .................................       284,000           337
     (a)E. Sun Commercial Bank .....................       853,000           475
     (a)Evergreen Marine Corp. .....................       255,000           319
     (a)Far Eastern International Bank .............       860,000           315
     (a)Far Eastern Textile Ltd. ...................     1,117,343         1,660
     First Commercial Bank .........................       167,000           318
     Formosa Chemicals & Fibre Corp. ...............       404,000           493
     (a)Hon Hai Precision Industry .................       338,400         3,059
     Hua Nan Commercial Bank .......................       158,000           313
     International Commercial Bank of China ........       714,000           924
     Nan Ya Plastic Corp. ..........................       713,000         1,181
     (a)President Chain Store Corp. ................       199,000           675
     Quanta Computer Inc. ..........................        57,120           684
     Siliconware Precision Industries Co............       327,696           624
     (a)Taishin International Bank .................     1,178,000           875
     (a)Taiwan Semiconductor Co. ...................     1,565,935         5,987
     (a)United Micro Electronics Corp., Ltd.........       591,650         1,273
     United World Chinese Commercial Bank ..........       302,000           467
     Yang Ming Marine Transport ....................       481,000           313
                                                                       ---------
                                                                          29,481
                                                                       ---------

  THAILAND (3.2%)
     Advanced Information Services Public
       Co., Ltd. (Foreign) .........................        99,800         1,353
     BEC World Public Co., Ltd.
       (Foreign) ...................................       151,100           942
     Delta Electronics Public Co., Ltd.
       (Foreign) ...................................        78,855           663
     (b)Golden Land Property Development
       Public Co., Ltd. ............................       745,000           439
     Shin Corp. Public Co., Ltd.
       (Foreign) ...................................        40,300           188
     Siam Cement Public Co., Ltd.
       (Foreign) ...................................        22,900           695
     Siam City Cement Public Co., Ltd.
       (Foreign) ...................................       162,733           671
     Thai Farmer's Bank Public Co., Ltd.
       (Foreign) ...................................       189,300           585
                                                                       ---------
                                                                           5,536
                                                                       ---------
TOTAL COMMON STOCKS ..............................................       157,776
                                                                       ---------

PREFERRED STOCK (0.1%)
  THAILAND (0.1%)
     (a)Siam Commercial Bank Public Co.,
       Ltd. 5.25% (Foreign) ........................       114,300           163
                                                                       ---------


                                                            NO. OF
                                                            RIGHTS
                                                            ------
RIGHT (0.0%)
  KOREA (0.0%)
    (a,b)SK Telecom Co., Ltd., expiring
    7/27/99 .........................................          604            76
                                                                      ----------


                                                         NO. OF
                                                         WARRANTS
                                                        ----------
WARRANTS (1.2%)
  HONG KONG (0.3%)
     (a)Credit Lyonnais HSBC Holdings,
     expiring 10/13/99 ..............................      919,000           462
                                                                      ----------

                                                        NO. OF           VALUE
                                                        WARRANTS         (000)
--------------------------------------------------------------------------------
  PHILIPPINES (0.2%)
     (a)Jollibee Food, expiring
       3/24/03 ......................................      536,000    $      275
                                                                      ----------

  SINGAPORE (0.3%)
     (a)Oversea-Chinese Banking Corp.,
       expiring 3/28/02 .............................      708,000           528
                                                                      ----------

  THAILAND (0.4%)

     (a)Siam Commercial Bank Public Co.,
       Ltd., expiring 5/10/02 .......................    1,066,300           686
                                                                      ----------
TOTAL WARRANTS ......................................                      1,951
                                                                      ----------


                                                           PAR
                                                          VALUE
                                                          (000)
                                                        ---------

CONVERTIBLE DEBENTURE (0.7%)
  SINGAPORE (0.7%)
     Finlayson Global Corp. 0.00%,
       2/19/04 ........................................ $      780         1,178
                                                                      ----------
TOTAL LONG-TERM INVESTMENTS (93.5%) (COST $115,649) ...                  161,144
                                                                      ----------

SHORT-TERM INVESTMENT (7.5%)
  REPURCHASE AGREEMENT (7.5%)
     Chase Securities, Inc., 4.55%, dated                   12,988
       6/30/99, due 7/1/99, to be repurchased
       at $12,990 collateralized by $13,640
       Federal National Mortgage
       Association, 5.125%, due 2/13/04,
       valued at $13,347 (COST $12,988) ..............                    12,988
                                                                      ----------

TOTAL INVESTMENTS IN SECURITIES (101.0%) (COST
$128,637) ............................................                   174,132
                                                                      ----------

FOREIGN CURRENCY (0.7%) (COST $1,318) ................                     1,310
                                                                      ----------
TOTAL INVESTMENTS (101.7%) (COST $129,955) ...........                   175,442
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.7%) ........                   (3,023)
                                                                      ----------

NET ASSETS (100%) ....................................                $  172,419
                                                                      ==========

----------

(a)  --        Non-income producing security
(b)  --        Security valued at fair value -- see note A-1 to
               financial statements.
ADR  --        American Depositary Receipt
GDR  --        Global Depositary Receipt

--------------------------------------------------------------------------------

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                           VALUE     PERCENT OF
INDUSTRY                                                   (000)     NET ASSETS
--------                                                ----------   ----------
Finance .............................................   $   44,637          25.9%
Services ............................................       37,762          21.9
Capital Equipment ...................................       26,971          15.6
Consumer Goods ......................................       17,049           9.9
Multi-Industry ......................................       14,345           8.3
Materials ...........................................       12,350           7.2
Energy ..............................................        8,030           4.7
                                                        ----------    ----------
                                                        $  161,144          93.5%
                                                        ==========    ==========

The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                  JUNE 30, 1999

                                                                  (000)
------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $128,637) .........   $ 174,132
  Foreign Currency (Cost $1,318) ..............................       1,310
  Receivable for:
    Fund Shares Sold ..........................................       2,168
    Dividends .................................................         468
    Investments Sold ..........................................         327
    Foreign Withholding Tax Reclaim ...........................          41
    Interest Receivable .......................................           2
Other .........................................................          38
                                                                  ---------
      Total Assets ............................................     178,486
                                                                  ---------

LIABILITIES:
  Payable for:
    Investments Purchased .....................................       3,488
    Fund Shares Redeemed ......................................         796
    Deferred Country Tax ......................................         670
    Bank Overdraft ............................................         552
    Custody Fees ..............................................         157
    Distribution Fees .........................................         155
    Investment Advisory Fees ..................................          99
    Shareholder Reporting Expenses ............................          35
    Professional Fees .........................................          35
    Administrative Fees .......................................          32
    Transfer Agent Fees .......................................          32
    Directors' Fees and Expenses ..............................          14
 Other ........................................................           2
                                                                  ---------
      Total Liabilities .......................................       6,067
                                                                  ---------
NET ASSETS ....................................................   $ 172,419
                                                                  =========

NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) ............................................   $      15
  Paid in Capital in Excess of Par ............................     254,175
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations* ....................................      44,850
  Accumulated Net Investment Loss .............................         (25)
  Accumulated Net Realized Loss ...............................    (126,596)
                                                                  ---------
NET ASSETS ....................................................   $ 172,419
                                                                  =========

CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $88,808,301 and 7,733,211 Shares
    Outstanding) ..............................................   $   11.48
                                                                  =========

  Maximum Sales Charge ........................................        5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge)) ................   $   12.18
                                                                  =========

CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $42,905,212 and 3,897,898 Shares
    Outstanding)** ............................................   $   11.01
                                                                  =========

CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $40,705,672 and 3,709,699 Shares
    Outstanding)** ............................................   $   10.97
                                                                  =========

----------


*    Net of accrual for deferred country tax of approximately
     U.S. $632,000.
** Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                             STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                             (000)
--------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends .............................................   $  2,517
  Interest ..............................................        163
  Less Foreign Taxes Withheld ...........................       (195)
                                                            --------
    Total Income ........................................      2,485
                                                            --------

EXPENSES:
  Investment Advisory Fees ..............................      1,108
  Distribution Fees (Attributed to Classes A, B, and
    C of $130, $291, and $295, respectively) ............        716
  Administrative Fees ...................................        287
  Custodian Fees ........................................        250
  Shareholder Reports ...................................         83
  Transfer Agent Fees ...................................         82
  Professional Fees .....................................         39
  Filing & Registration Fees ............................         36
  Interest Expense ......................................         36
  Country Tax Expense ...................................         28
  Directors' Fees and Expenses ..........................         13
  Other .................................................         17
                                                            --------
    Total Expenses ......................................      2,695
    Less Expense Reductions .............................        (85)
                                                            --------
    Net Expenses ........................................      2,610
                                                            --------
Net Investment Income/Loss ..............................       (125)
                                                            --------

NET REALIZED GAIN/LOSS ON:
  Investments ...........................................        280
  Foreign Currency Transactions .........................       (285)
                                                            --------
    Net Realized Gain/Loss ..............................         (5)
                                                            --------

NET UNREALIZED APPRECIATION/DEPRECIATION:
   Beginning of the Period ..............................    (23,483)
                                                            --------

   End of the Period:
     Investments ........................................     45,495
     Foreign Currency Translations ......................       (645)
                                                            --------
                                                              44,850
                                                            --------

Net Unrealized Appreciation/Depreciation During the
Period ..................................................     68,333
                                                            --------

Net Realized Gain/Loss and Net Unrealized
Appreciation/Depreciation ...............................     68,328
                                                            --------

NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS ..............................................   $ 68,203
                                                            ========

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         YEAR ENDED         YEAR ENDED
                                                                      JUNE 30, 1999      JUNE 30, 1998
                                                                              (000)              (000)
------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ....................................        $    (125)         $  (1,379)
  Net Realized Gain/Loss ........................................               (5)          (117,195)
  Net Unrealized Appreciation/Depreciation ......................           68,333            (58,612)
                                                                         ---------          ---------
  Net Increase/Decrease in Net Assets Resulting from
    Operations ..................................................           68,203           (177,186)
                                                                         ---------          ---------

DISTRIBUTIONS:
  In Excess of Net Realized Gain:
  Class A .......................................................               --               (135)
  Class B .......................................................               --                (60)
  Class C .......................................................               --                (84)
                                                                         ---------          ---------
  Net Decrease in Net Assets Resulting from Distributions .......               --               (279)
                                                                         ---------          ---------

CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ....................................................           84,305            114,898
  Distributions Reinvested ......................................               --                258
  Redeemed ......................................................          (82,166)          (188,300)
                                                                         ---------          ---------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions ..........................................            2,139            (73,144)
                                                                         ---------          ---------
  Total Increase/Decrease in Net Assets .........................           70,342           (250,609)
NET ASSETS--Beginning of Period .................................          102,077            352,686
                                                                         ---------          ---------

NET ASSETS--End of Period (Including accumulated net
  investment loss of $(25) and $(1,200), respectively) ..........        $ 172,419          $ 102,077
                                                                         =========          =========
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    --------

Shares:
  Subscribed ....................................................            8,906              9,205
  Distributions Reinvested ......................................               --                 15
  Redeemed ......................................................           (8,391)           (12,556)
                                                                         ---------          ---------

Net Increase/Decrease in Class A Shares Outstanding .............              515             (3,336)
                                                                         =========          =========

Dollars:
  Subscribed ....................................................        $  70,587          $  80,960
  Distributions Reinvested ......................................               --                125
  Redeemed ......................................................          (61,673)          (123,834)
                                                                         ---------          ---------

Net Increase/Decrease ...........................................        $   8,914          $ (42,749)
                                                                         =========          =========

Ending Paid in Capital ..........................................        $ 121,936+         $ 113,022
                                                                         =========          =========
Class B:
--------
Shares:
  Subscribed ....................................................              944              2,181
  Distributions Reinvested ......................................               --                  7
  Redeemed ......................................................           (1,189)            (1,929)
                                                                         ---------          ---------
Net Increase/Decrease in Class B Shares Outstanding .............             (245)               259
                                                                         =========          =========

Dollars:
  Subscribed ....................................................        $   7,734          $  19,723
  Distributions Reinvested ......................................               --                 55
  Redeemed ......................................................           (8,813)           (19,925)
                                                                         ---------          ---------

Net Increase/Decrease ...........................................        $  (1,079)         $    (147)
                                                                         =========          =========

Ending Paid in Capital ..........................................        $  62,911+         $  63,990
                                                                         =========          =========
Class C:
--------
Shares:
  Subscribed ....................................................              807              1,702
  Distributions Reinvested ......................................               --                 10
  Redeemed ......................................................           (1,680)            (4,222)
                                                                         ---------          ---------

Net Increase/Decrease in Class C Shares Outstanding .............             (873)            (2,510)
                                                                         =========          =========

Dollars:
  Subscribed ....................................................        $   5,984          $  14,215
  Distributions Reinvested ......................................               --                 78
  Redeemed ......................................................          (11,680)           (44,541)
                                                                         ---------          ---------

Net Increase/Decrease ...........................................        $  (5,696)         $ (30,248)
                                                                         =========          =========

Ending Paid in Capital ..........................................        $  70,942+         $  76,638
                                                                         =========          =========

----------

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                           CLASS A
                                                         --------------------------------------------------------------------------
                                                                                      YEAR ENDED JUNE 30,
                                                         --------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                          1999#            1998#           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD ...............     $     6.529     $     16.62     $     17.15     $     16.42    $     15.50
                                                         -----------     -----------     -----------     -----------    -----------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .......................           0.022           (0.04)          (0.06)          (0.04)            --
  Net Realized and Unrealized Gain/Loss ............           4.933          (10.03)          (0.14)           0.77           1.43
                                                         -----------     -----------     -----------     -----------    -----------
  Total From Investment Operations .................           4.955          (10.07)          (0.20)           0.73           1.43
                                                         -----------     -----------     -----------     -----------    -----------

DISTRIBUTIONS
  Net Realized Gain ................................              --              --              --              --          (0.49)
  In Excess of Net Realized Gain ...................              --           (0.02)          (0.33)             --          (0.02)
                                                         -----------     -----------     -----------     -----------    -----------
  Total Distributions ..............................              --           (0.02)          (0.33)             --          (0.51)
                                                         -----------     -----------     -----------     -----------    -----------

NET ASSET VALUE, END OF PERIOD .....................     $    11.484     $      6.53     $     16.62     $     17.15    $     16.42
                                                         ===========     ===========     ===========     ===========    ===========

TOTAL RETURN (1) ...................................           75.69%         (60.57)%         (1.10)%          4.45%          9.50%
                                                         ===========     ===========     ===========     ===========    ===========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..................     $    88,808     $    47,128     $   175,440     $   248,009    $   178,667
Ratio of Expenses to Average Net Assets ............            1.95%           1.90%           1.84%           1.88%          1.90%
Ratio of Net Investment Income/Loss to Average
  Net Assets .......................................            0.28%          (0.39)%         (0.31)%         (0.16)%         0.04%
Portfolio Turnover Rate ............................             138%            130%             74%             38%            34%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss ....................................     $      0.01     $      0.01     $        --     $        --    $        --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ...................            2.03%           2.21%             --              --             --
  Net Investment Income/Loss to Average Net
    Assets .........................................            0.20%          (0.53)%            --              --             --
Ratio of Net Expenses to Average Net Assets
  excluding country tax expense and interest
  expense ..........................................            1.90%           1.90%             --              --             --
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                         CLASS B
                                                            -----------------------------------------------------------------
                                                                             YEAR ENDED JUNE 30,
                                                            -----------------------------------------------   AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS                             1999#              1998#             1997     TO JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $     6.306       $     16.17       $     16.81       $     16.51
                                                            -----------       -----------       -----------       -----------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........................          (0.033)            (0.10)            (0.16)            (0.03)
  Net Realized and Unrealized Gain/Loss ...............           4.734             (9.74)            (0.15)             0.33
                                                            -----------       -----------       -----------       -----------
  Total From Investment Operations ....................           4.701             (9.84)            (0.31)             0.30
                                                            -----------       -----------       -----------       -----------

DISTRIBUTIONS
  Net Realized Gain ...................................              --                --             (0.33)               --
  In Excess of Net Realized Gain ......................              --             (0.02)               --                --
                                                            -----------       -----------       -----------       -----------

  Total Distributions .................................              --             (0.02)            (0.33)               --
                                                            -----------       -----------       -----------       -----------

NET ASSET VALUE, END OF PERIOD ........................     $    11.007       $      6.31       $     16.17       $     16.81
                                                            ===========       ===========       ===========       ===========

TOTAL RETURN (1) ......................................           74.48%           (60.89)%           (1.79)%            1.82%*
                                                            ===========       ===========       ===========       ===========

RATIOS AND SUPPLEMENTAL DATA

Net Assets, End of Period (000's) .....................     $    42,905       $    26,126       $    62,786       $    52,853
Ratio of Expenses to Average Net Assets ...............            2.70%             2.65%             2.59%             2.61%
Ratio of Net Investment Income/Loss to Average
  Net Assets ..........................................           (0.44)%           (1.01)%           (1.04)%           (0.52)%
Portfolio Turnover Rate ...............................             138%              130%               74%               38%*
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss .......................................     $      0.01       $      0.02       $        --       $        --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ......................            2.78%             2.96%               --                --
  Net Investment Income/Loss to Average Net
    Assets ............................................           (0.52)%           (1.15)%              --                --
Ratio of Net Expenses to Average Net Assets
  excluding country tax expense and interest
  expense .............................................            2.65%             2.65%               --                --
-----------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS C
                                                      ---------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                      ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                        1999#         1998#            1997              1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $     6.290    $     16.14     $     16.78       $     16.19    $     15.40
                                                      -----------    -----------     -----------       -----------    -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ......................        (0.035)         (0.12)          (0.21)            (0.13)         (0.12)
  Net Realized and Unrealized Gain/Loss ...........         4.718          (9.71)          (0.10)             0.72           1.42
                                                      -----------    -----------     -----------       -----------    -----------
  Total From Investment Operations ................         4.683          (9.83)          (0.31)             0.59           1.30
                                                      -----------    -----------     -----------       -----------    -----------
DISTRIBUTIONS
  Net Realized Gain ...............................            --             --              --                --          (0.49)
  In Excess of Net Realized Gain ..................            --          (0.02)          (0.33)               --          (0.02)
                                                      -----------    -----------     -----------       -----------    -----------
  Total Distributions .............................            --          (0.02)          (0.33)               --          (0.51)
                                                      -----------    -----------     -----------       -----------    -----------
NET ASSET VALUE, END OF PERIOD ....................   $    10.973    $      6.29     $     16.14       $     16.78    $     16.19
                                                      ===========    ===========     ===========       ===========    ===========
TOTAL RETURN (1) ..................................         74.13%        (60.88)%         (1.79)%            3.64%          8.71%
                                                      ===========    ===========     ===========       ===========    ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .................   $    40,706    $    28,823     $   114,460       $   168,070    $   139,497
Ratio of Expenses to Average Net Assets ...........          2.70%          2.65%           2.59%             2.63%          2.63%
Ratio of Net Investment Income/Loss to Average
  Net Assets ......................................         (0.48)%        (1.17)%         (1.06)%           (0.94)%        (0.77)%
Portfolio Turnover Rate ...........................           138%           130%             74%               38%            34%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss ...................................   $      0.01    $      0.01     $        --       $        --    $        --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ..................          2.78%          2.96%             --                --             --
  Net Investment Income/Loss to Average Net
    Assets ........................................         (0.56)%        (1.31)%            --                --             --
Ratio of Net Expenses to Average Net Assets
  excluding country tax expense and interest
  expense .........................................          2.65%          2.65%             --                --             --

--------------------------------------------------------------------------------

*     Non-Annualized
+     The Fund began offering Class B shares on August 1, 1995. (1) Total return is calculated exclusive of sales charges or deferred sales charges.
#     Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Asian Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                        CONTINGENT
                                                         DEFERRED
                                                       SALES CHARGE
                                                 ----------------------
YEAR OF REDEMPTION                               CLASS B        CLASS C
------------------                               -------        -------
First.....................................        5.00%          1.00%
Second....................................        4.00%          None
Third.....................................        3.00%          None
Fourth....................................        2.50%          None
Fifth.....................................        1.50%          None
Thereafter................................        None           None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from

                          VAN KAMPEN ASIAN GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, of approximately $53,293,000 and $69,761,000 which will expire on June 30, 2006 and June 30, 2007, respectively.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999, the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $999,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                          NET
                                                      APPRECIATION/
  COST               APPREC.        DEPREC.           DEPRECIATION
  (000)               (000)          (000)                (000)
--------            --------       ---------          -------------
$131,179            $45,500        $(2,547)            $42,953

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, and foreign taxes on net realized gains.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999 approximately $1,599,000 has been reclassified from paid in capital in excess of par with approximately $1,300,000 posted to accumulated net investment loss and approximately $299,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                    CLASS B
                   CLASS A         AND CLASS C
                MAX. OPERATING    MAX. OPERATING
ADVISORY FEE    EXPENSE RATIO     EXPENSE RATIO
------------    --------------    --------------
1.00%               1.90%               2.65%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,000 representing legal services

                          VAN KAMPEN ASIAN GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $180,695 for Class A shares and deferred sales charges of $4,722, $184,325, and $27,849 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $48,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $54,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $149,702,000 and sales of approximately $149,321,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                        VAN KAMPEN EMERGING MARKETS FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                        VAN KAMPEN EMERGING MARKETS FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                                   VALUE
                                                                  SHARES           (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (90.4%)
  ARGENTINA (0.7%)
    Telecom Argentina ADR .............................            28,526        $      763
    Telefonica de Argentina ADR .......................             3,248               102
                                                                                 ----------
                                                                                        865
                                                                                 ----------
  BRAZIL (4.4%)
    CEMIG ADR .........................................            19,217               408
    Coteminas .........................................         1,384,100                70
    (b,c)Coteminas ADR ................................            12,645                32
    (a)CRT ............................................         3,828,145               519
    CVRD ADR ..........................................            31,619               628
    Eletrobras ADR ....................................            24,520               247
    Eletrobras S.A ....................................         2,328,560                44
    Embratel Participacoes ADR ........................            21,814               303
    (a)Lojas Arupau ADR ...............................            14,225                --
    Pao de Acucar .....................................         4,660,000                87
    Pao de Acucar ADR .................................             3,367                63
    Petrobras ADR .....................................             4,950                76
    Tele Celular Sul ADR ..............................             2,790                61
    Tele Centro Oeste Sul .............................         2,311,729                 2
    Tele Centro Sul ...................................             3,818               212
    Tele Nordeste Celular ADR .........................             1,095                30
    Tele Norte Leste ..................................            12,849               239
    Telemig Celular ADR ...............................             1,365                34
    Telesp Celular ADR ................................            18,207               487
    Telesp ............................................             7,480               171
    TeleSudeste Celular ...............................             3,523               102
    Unibanco GDR ......................................            62,551             1,505
    USIMINAS ADR (Registered Shares) ..................             6,605                22
                                                                                 ----------
                                                                                      5,342
                                                                                 ----------
  CHILE (0.6%)
    CCU ADR ...........................................             7,506               215
    ENDESA ADR ........................................            12,984               157
    Enersis ADR .......................................            13,863               317
    (a)Santa Isabel ADR ...............................             5,015                51
                                                                                 ----------
                                                                                        740
                                                                                 ----------
  CHINA (0.7%)
    Huaneng Power International, Inc. ADR .............            14,095               241
    Yanzhou Coal Mining Co. ADR .......................            18,228               324
    Zhenhai Refining & Chemical Co. `H' ...............         1,117,000               338
                                                                                 ----------
                                                                                        903
                                                                                 ----------
  CZECH REPUBLIC (0.6%)
    SPT Telecom a.s. ..................................            37,872               611
    SPT Telecom a.s. GDR ..............................            10,260               166
                                                                                 ----------
                                                                                        777
                                                                                 ----------
  EGYPT (0.6%)
    (a)Al-Ahram Beverages Co. S.A.E GDR ...............             5,988               170
    Eastern Tobacco ...................................             7,721               188
    Egypt Gas Co. .....................................             2,900               119
    Egyptian Co. for Mobile Services ..................            10,098               228
    Industrial & Engineering ..........................             4,975                39
                                                                                 ----------
                                                                                        744
                                                                                 ----------
  GREECE (2.0%)
    Commercial Bank of Greece S.A. ....................               613                44
    OTE S.A. ..........................................            60,701             1,303
    OTE S.A. ADR ......................................            98,506             1,089
                                                                                 ----------
                                                                                      2,436
                                                                                 ----------
  HUNGARY (0.8%)
    Matav Rt. .........................................            19,822               107
    Matav Rt. ADR .....................................            11,640               320
    Matav Rt. ADR .....................................             9,549               263


                                                                                   VALUE
                                                                  SHARES           (000)
-------------------------------------------------------------------------------------------
    MOL Magyar Olaj-es Gazipari Rt. GDR ...............             3,796        $       91
    OPT Bank Rt. ......................................             5,985               250
                                                                                 ----------
                                                                                      1,031
                                                                                 ----------
  INDIA (8.4%)
    Bharat Heavy Electricals Ltd. .....................           155,500               881
    Container Corp. of India Ltd. .....................           109,500               459
    Gujarat Ambuja Cements Ltd. .......................            23,500               173
    Hero Honda Motors Ltd. ............................            41,305             1,028
    Hindustan Lever Ltd. ..............................            17,100               938
    Housing Development Finance Corp., Ltd. ...........             7,644               391
    Infosys Technologies Ltd. .........................            22,300             1,863
    ITC Limited .......................................             9,000               206
    ITC Limited .......................................            20,100               507
    Larson & Tourbo Ltd. `A' ..........................            68,700               453
    Mahanagar Telephone Nigam Ltd. ....................            53,000               220
    Mahanagar Telephone Nigam Ltd. ....................            40,000               171
    MRF Ltd. ..........................................             5,000               220
    NIIT Ltd. .........................................            12,000               562
    Satyam Computer Services Ltd. .....................            28,000               818
    (a)State Bank of India ............................           102,100               558
    Tata Engineering & Locomotive Co., Ltd. ...........            49,500               235
    Videsh Sanchar Nigam Ltd. GDR .....................             8,900               114
    (a)Zee Telefilms Ltd. .............................            18,000               603
                                                                                 ----------
                                                                                     10,400
                                                                                 ----------
  INDONESIA (3.4%)
    PT Gudang Garam Tbk (Foreign) .....................           563,925             1,532
    PT Indah Kiat Pulp & Paper Corp. (Foreign) ........         1,260,080               586
    PT Semen Gresik Tbk ...............................           224,700               489
    PT Telekomunikasi Indonesia ADR ...................           129,384             1,609
                                                                                 ----------
                                                                                      4,216
                                                                                 ----------
  ISRAEL (2.9%)
    (a)Amdocs Ltd. ....................................            22,700               516
    (a)BackWeb Technologies Ltd. ......................             2,280                62
    Bank Hapoalim Ltd. ................................            96,700               248
    Bank Leumi Le-Israel Ltd. .........................           124,800               236
    (a)Comverse Technology, Inc. ......................             2,907               220
    ECI Telecommunications Ltd. .......................            16,214               538
    Elbit Systems Ltd. ................................                 1                --
    (a)Gilat Satellite Networks Ltd. ..................            10,332               543
    Koor Industries Ltd. ..............................             3,056               353
    (a)NICE-Systems Ltd. ..............................             2,319                63
    (a)NICE-Systems Ltd. ADR ..........................             6,220               171
    (a)Orbotech Ltd. ..................................             5,256               274
    Teva Pharmaceutical Industries Ltd. ADR ...........             6,615               324
                                                                                 ----------
                                                                                      3,548
                                                                                 ----------
  KOREA (16.6%)
     Daewoo Securities, Co. ...........................            19,040               370
     Good Morning Securities Co., Ltd. ................            74,860               462
     Hana Bank ........................................            34,640               509
     Hankuk Glass Industry Co., Ltd. ..................             9,660               259
     Housing & Commercial Bank ........................            39,250             1,238
     Kookmin Bank .....................................            68,800             1,397
     Kookmin Bank GDR .................................             1,708                35
     Koram Bank .......................................            34,740               435
     Korea Electric Power Corp. .......................            32,690             1,358
     Korea Electric Power Corp. ADR ...................            94,180             1,931
     Korea Exchange Bank ..............................            85,920               482
     (b)Korea Telecom Corp. ...........................            39,080             2,593
     (a)Korea Telecom Corp. ADR .......................            58,600             2,344
     LG Securities Co. ................................             4,820                81
     LG Chemical Ltd. .................................            13,140               358
     (b)Pohang Iron & Steel Ltd. (Foreign) ............            15,866             1,953

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                           VALUE
                                                          SHARES           (000)
----------------------------------------------------------------------------------
    Samsung Electro-Mechanics Co. ..............           10,829        $     374
    Samsung Electronics Co. (Foreign) ..........           27,321            2,998
    Shinhan Bank Co. Ltd. ......................           37,000              415
    (b)SK Telecom Co., Ltd. ....................              539              740
    SK Telecom Co., Ltd. ADR ...................           12,890              219
                                                                         ---------
                                                                            20,551
                                                                         ---------
  MALAYSIA (3.0%)
    Commerce Asset-Holdings Bhd ................          205,000              507
    Malayan Banking Bhd ........................          267,000              801
    Nestle Bhd .................................           60,000              237
    Public Bank Bhd ............................          236,000              180
    Rothmans of Pall Mall Bhd ..................           73,000              552
    Telekom Malaysia Bhd .......................          292,000            1,091
    Tenaga Nasional Bhd ........................          150,000              345
                                                                         ---------
                                                                             3,713
                                                                         ---------
  MEXICO (12.9%)
    Alfa .......................................           71,278              296
    Banacci `L' ................................          177,316              433
    Banacci `O' ................................          129,543              327
    (a)Carso `A1' ..............................           68,984              320
    Cemex `B' ..................................            8,992               45
    Cemex `B' ADR ..............................           85,345              843
    Cemex CPO ..................................          205,048            1,014
    Cemex CPO ADR ..............................           52,824              502
    (a)Cifra `C' ...............................          155,524              285
    (a)Cifra `V' ...............................           42,653               83
    (a)Cifra `V' ADR ...........................           21,660              415
    FEMSA ......................................          361,047            1,445
    FEMSA ADR ..................................           30,581            1,219
    (a)Grupo Financiero Bancomer S.A. de
      C.V. `O' .................................          447,556              162
    (c)Grupo Financiero Bancomer S.A. de
      C.V. `O' ADR .............................           31,915              231
    Kimberly `A' ...............................          120,293              495
    Telmex ADR .................................           54,613            4,413
    (a)Televisa CPO GDR ........................           76,887            3,436
                                                                         ---------
                                                                            15,964
                                                                         ---------
  PAKISTAN (0.4%)
    Fauji Fertilizer Co., Ltd. .................          256,900              200
    Pakistan State Oil Co., Ltd. ...............          125,572              221
    Pakistan Telecommunication Corp. `A' .......          144,300               55
                                                                         ---------
                                                                               476
                                                                         ---------
  PHILIPPINES (1.0%)
    Manila Electric Co. `B' ....................           90,610              327
    San Miguel Corp. `B' .......................          267,557              585
    SM Prime Holdings, Inc. ....................        1,560,940              353
                                                                         ---------
                                                                             1,265
                                                                         ---------
  POLAND (2.5%)
    (a)Bank Polska Kasa Opieki Pekao
      S.A. .....................................            5,979               69
    Elektrim S.A. ..............................           32,995              466
    Powszechny Bank Kredytowy S.A. .............            4,503              108
    (a)Powszechny Bank Kredytowy S.A. `C' ......            1,125               20
    Prokom Software GDR ........................           14,833              243
    (a)Telekomunikacja Polska GDR ..............          287,808            2,029
     Wielkopolski Bank Kredytowy ...............           15,798               93
                                                                         ---------
                                                                             3,028
                                                                         ---------
  RUSSIA (3.5%)
    A.O. Tatneft ADR ...........................            4,300               16
    Lukoil Oil Co. ADR .........................           36,053            1,474
    (a,b)Mustcom ...............................        4,570,885              954
    (a,b,d)Storyfirst Communications, Inc. .....              600              453
    Surgutneftegaz ADR .........................          147,009            1,240


                                                                           VALUE
                                                          SHARES           (000)
----------------------------------------------------------------------------------
    RAO Unified Energy Systems GDR .............           15,080        $     146
                                                                         ---------
                                                                             4,283
                                                                         ---------
  SINGAPORE (0.9%)
    (a)Asia Pulp & Paper Co., Ltd. ADR .........          113,725            1,095
                                                                         ---------
  SOUTH AFRICA (6.9%)
    Amalgamated Banks of South Africa ..........          101,910              577
    (a)Anglo American plc ......................            3,500              166
    (a)Anglo American plc ......................           18,340              857
    (a)Anglo American plc ADR ..................              220               11
    B.O.E. Corp., Ltd. `N' .....................          833,254              663
    B.O.E. Corp., Ltd. .........................          104,460              104
    Bidvest Group Ltd. .........................          128,640            1,074
    Billiton Plc ...............................           84,200              291
    Comparex Holdings Ltd. .....................           25,640              161
    De Beers Centenary AG ......................           10,840              260
    De Beers Consolidated Mines ADR ............            5,220              125
    Ellerine Holdings Ltd. .....................           60,710              241
    Firstrand Ltd. .............................          616,420              705
    Liberty Life Association of Africa Ltd .....           20,518              263
    Nedcor Ltd. ................................           23,750              545
    (a)New Africa Investments Ltd. `N' .........          394,410              232
    Rembrant Group Ltd. ........................           85,390              712
    (a)Sanlam Ltd. .............................          354,900              421
    Sasol Ltd. .................................           19,800              141
    (a)South African Breweries Ltd. ............           87,490              749
    (a)South African Breweries Ltd. ............           13,140              114
    The Education Investment Corp., Ltd ........          147,892              139
                                                                         ---------
                                                                             8,551
                                                                         ---------
  TAIWAN (10.8%)
    (a)Acer, Inc. ..............................          138,000              350
    (a)Advanced Semiconductor
      Engineering, Inc. ........................          182,000              614
    Asustek Computer, Inc. .....................          195,980            2,209
    Bank Sinopac ...............................          415,000              289
    Cathay Life Insurance Co., Ltd. ............          111,000              399
    Chang Hwa Commercial Bank ..................          122,000              183
    (a)China Development Corp. .................           47,000              117
    China Steel Corp. ..........................          682,500              516
    (a)Chinatrust Commercial Bank ..............          317,000              381
    Compal Electronics, Inc. ...................          149,760              589
    (a)E. Sun Commercial Bank ..................          173,000               96
    (a)Far Eastern Textile Ltd. ................          562,000              835
    First Commercial Bank ......................          110,000              209
    Formosa Plastics Corp. .....................          213,000              448
    (a)Hon Hai Precision Industry ..............          115,000            1,040
    Hua Nan Commercial Bank ....................          134,000              266
    International Commercial Bank of China .....          259,000              335
    Nan Ya Plastic Corp. .......................          276,000              457
    (a)President Chain Store Corp. .............           64,153              217
    Quanta Computer Inc. .......................           24,120              289
    (a)Shinkong Synthetic Fibers Corp. .........                1               --
    (a)Siliconware Precision Industries Co .....          220,349              420
    (a)Taishin International Bank ..............          464,000              345
    (a)Taiwan Semiconductor Co. ................          645,750            2,469
    (a)Taiwan Semiconductor Co. ADR ............            3,996              136
      United World Chinese Commercial Bank .....           77,000              119
                                                                         ---------
                                                                            13,328
                                                                         ---------
  THAILAND (2.8%)
    Advanced Info Service Public Co.,
      Ltd. (Foreign) ...........................           93,200            1,263
    BEC World Public Co., Ltd. .................           65,100              406
    Delta Electronics Public Co., Ltd.
      (Foreign) ................................           54,337              457

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                              VALUE
                                                            SHARES           (000)
--------------------------------------------------------------------------------------
  THAILAND (CONT.)
    Shin Corp. Public Co., Ltd. ................
      (Foreign) ................................            123,280        $       575
    Siam City Cement Public Co., Ltd. ..........
      (Foreign) ................................            146,833                605
    Thai Farmer's Bank Public Co. Ltd. .........
      (Foreign) ................................             29,000                 90
                                                                           -----------
                                                                                 3,396
                                                                           -----------
  TURKEY (4.0%)
    Akbank T.A.S. ..............................         35,010,500                515
    (c)Akbank T.A.S. ADR .......................              8,080                 24
    Dogan Sirketler Grupo Holdings
      A.S. .....................................         44,840,000                595
    Ege Biracilik Ve Malt Sanayii ..............          3,565,500                266
    (a)Erciyas Biracilik Ve Malt
      Sanayii ..................................          1,555,488                 36
    Kos Holdings A.S. ..........................          2,912,000                183
    Migros Turk T.A.S. .........................            174,000                217
    Sabanci Holding ............................         10,227,000                228
    Turkiye Petrol Rafinerileri A.S. ...........          1,910,000                127
    (a)Turkiye Garanti Bankasi .................         39,243,400                293
    Turkiye Is Bankasi, `C' ....................         14,848,000                264
    (a)Vestel Elektronik Sanayii ve
      Ticaret A.S. .............................          4,563,470                498
    Yapi Ve Kredi Bankasi A.S. .................        112,988,405              1,633
                                                                           -----------
                                                                                 4,879
                                                                           -----------
TOTAL COMMON STOCKS ............................                               111,531
                                                                           -----------
PREFERRED STOCKS (6.7%)
  BRAZIL (6.4%)
    (a,b)Banco Nacional ........................         11,156,000                 --
    Brahma .....................................            596,081                336
    CRT ........................................          3,828,145                939
    CEMIG ......................................         35,414,681                745
    CVRD `A' ...................................             31,083                615
    Eletrobras `B' .............................          3,592,000                 72
    Embratel Participacoes `A' .................          8,970,552                124
    (a)Lojas Arapua ............................         12,437,000                 --
    Petrobras ..................................          7,248,400              1,122
    Telebras ADR ...............................              4,839                436
    Telebras ...................................         14,958,000              1,338
    Tele Celular Sul ADR .......................         51,006,152                107
    Tele Centro Sul ............................         33,238,552                368
    Tele Nordeste Celular ......................         11,378,752                 15
    Tele Norte Leste ...........................          5,725,552                104
    Tele Sudeste Celular .......................         46,446,552                262
    Telemig Celular ............................         56,455,552                 71
    Telerj Celular .............................          2,082,000                 68
    Telesp .....................................          6,990,552                160
    Telesp Celular .............................         33,604,552                348
    Telesp Celular .............................          9,786,261                509
    (a)USIMINAS ................................             37,900                128
                                                                           -----------
                                                                                 7,867
                                                                           -----------
  COLOMBIA (0.0%)
    BanColombia ................................              7,150                 10
                                                                           -----------
  THAILAND (0.3%)
    (a)Siam Commercial Bank ....................            238,800                340
                                                                           -----------
TOTAL PREFERRED STOCKS .........................                                 8,217
                                                                           -----------
INVESTMENT COMPANIES (0.0%)
  UNITED STATES (0.0%)
    (e)Morgan Stanley Dean Witter Africa
      Investment Fund, Inc. ....................              4,470                 45
                                                                           -----------

                                                                   NO. OF            VALUE
                                                                   RIGHTS            (000)
----------------------------------------------------------------------------------------------
RIGHTS (0.1%)
  BRAZIL (0.0%)
    (a,b)CRT ..........................................          3,828,145         $        --
                                                                                   -----------
  KOREA (0.1%)
    (a,b)SK Telecom Co., Ltd. .........................                499                  63
                                                                                   -----------
  SOUTH AFRICA (0.0%)
    (a)Liberty International plc.......................              9,565                  63
                                                                                   -----------
TOTAL RIGHTS ..........................................                                    126
                                                                                   -----------

                                                                   NO. OF
                                                                  WARRANTS
                                                                  --------

WARRANTS (0.3%)
  THAILAND
    (a)Siam Commercial Bank (expiring
      12/31/02) .......................................            111,466                  --
    (a)Siam Commercial Bank (expiring
      5/10/02) ........................................            658,000                 424
                                                                                   -----------
                                                                                           424
                                                                                   -----------


                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                                ----------
CONVERTIBLE DEBENTURE (0.5%)
  RUSSIA (0.5%)
    (a,b)Svyaz Finance Ltd. 17.00%,
      8/11/99 .........................................         $ 2,684,488                660
                                                                                   -----------
TOTAL LONG-TERM INVESTMENTS (98.0%) (COST $110,577) ...                                121,003
                                                                                   -----------
SHORT-TERM INVESTMENT (2.0%)
  REPURCHASE AGREEMENT (2.0%)
  Chase Securities, Inc., 4.55%, dated
    6/30/99,                                                          2,404
    due 7/1/99, to be repurchased at $2,404
    collateralized by $2,235 Treasury Bonds,
    7.250%, due 5/15/16, valued at $2,484
    (COST $2,404) .....................................                                  2,404
                                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES (100.0%)
(COST $112,981) .......................................                                123,407
                                                                                   -----------
FOREIGN CURRENCY (0.6%) (COST $776) ...................                                    774
                                                                                   -----------
TOTAL INVESTMENTS (100.6%) (COST $113,757) ............                                124,181
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%) .........                                   (713)
                                                                                   -----------
NET ASSETS (100%) .....................................                            $   123,468
                                                                                   ===========

----------

(a)     --   Non-income producing security
(b)     --   Security valued at fair value -- see note A-1 to financial statements
(c)     --   144A Security -- Certain conditions for public sale may exist.
(d)     --   Restricted as to public resale. Total value of restricted
             securities at June 30, 1999 was $453,000 or 0.37% of net assets
             (Total cost $1,500,000).
(e)     --   The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR     --   American Depositary Receipt
CPO     --   Certificate of Participation
GDR     --   Global Depositary Receipt

--------------------------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                        VALUE      PERCENT OF
INDUSTRY                                (000)      NET ASSETS
--------                              --------     ----------
Services .....................        $ 39,145        31.7%
Finance ......................          22,009        17.8
Consumer Goods ...............          16,671        13.5
Capital Equipment ............          16,595        13.4
Materials ....................          12,824        10.4
Energy .......................          11,488         9.3
Multi-Industry ...............           2,271         1.9
                                      --------        ----
                                      $121,003        98.0%
                                      ========        ====

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                           (000)
----------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $112,981) ...........        $ 123,407
  Foreign Currency (Cost $776) ..................................              774
  Receivable for:
    Investments Sold ............................................            1,779
    Dividends ...................................................              508
    Fund Shares Sold ............................................              446
    Interest ....................................................              406
  Foreign Withholding Tax Reclaim ...............................                2
  Other .........................................................               18
                                                                         ---------
    Total Assets ................................................          127,340
                                                                         ---------
LIABILITIES:
  Payable for:
    Investments Purchased .......................................            2,866
    Custody Fees ................................................              246
    Deferred Country Tax ........................................              231
    Distribution Fees ...........................................              134
    Fund Shares Redeemed ........................................              131
    Investment Advisory Fees ....................................               81
    Bank Overdraft ..............................................               58
    Professional Fees ...........................................               35
    Administrative Fees .........................................               25
    Transfer Agent Fees .........................................               25
    Shareholder Reporting Expenses ..............................               24
    Directors' Fees and Expenses ................................               14
  Other .........................................................                2
                                                                         ---------
      Total Liabilities .........................................            3,872
                                                                         ---------
NET ASSETS ......................................................        $ 123,468
                                                                         =========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) ..............................................        $      13
  Paid in Capital in Excess of Par ..............................          172,856
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations* ......................................           10,264
  Accumulated Net Investment Loss ...............................             (554)
  Accumulated Net Realized Loss .................................          (59,111)
                                                                         ---------
NET ASSETS ......................................................        $ 123,468
                                                                         =========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $63,273,132 and 6,413,606 Shares
    Outstanding) ................................................        $    9.87
                                                                         =========
  Maximum Sales Charge ..........................................             5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge)) ..................        $   10.47
                                                                         =========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $38,312,954 and 4,010,764 Shares
    Outstanding)** ..............................................        $    9.55
                                                                         =========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $21,882,158 and 2,286,771 Shares
    Outstanding)** ..............................................        $    9.57
                                                                         =========

----------

*    Net of accrual for deferred country tax of approximately
     U.S. $144,000.
** Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                      (000)
----------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ...................................................     $  2,508
  Interest ....................................................          607
  Less Foreign Taxes Withheld .................................         (136)
                                                                    --------
    Total Income ..............................................        2,979
                                                                    --------
EXPENSES:
  Investment Advisory Fees ....................................        1,337
  Distribution Fees (Attributed to Classes A, B, and C of
  $141, $299, and $205, respectively) .........................          645
  Custodian Fees ..............................................          476
  Administrative Fees .........................................          285
  Country Tax Expense .........................................           88
  Transfer Agent Fees .........................................           71
  Shareholder Reports .........................................           64
  Professional Fees ...........................................           52
  Interest Expense ............................................           45
  Filing and Registration Fees ................................           38
  Directors' Fees and Expenses ................................           11
  Other .......................................................           12
                                                                    --------
    Total Expenses ............................................        3,124
    Less Expense Reductions ...................................         (239)
                                                                  --------
    Net Expenses ..............................................        2,885
                                                                    --------
Net Investment Income/Loss ....................................           94
                                                                    --------
NET REALIZED GAIN/LOSS ON:
  Investments .................................................      (31,019)
  Foreign Currency Transactions ...............................         (120)
  Swaps .......................................................         (226)
                                                                    --------
  Net Realized Gain/Loss ......................................      (31,365)
                                                                    --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .....................................      (37,352)
                                                                    --------
  End of the Period:
    Investments ...............................................       10,426
    Foreign Currency Translations .............................         (162)
                                                                    --------
                                                                      10,264
                                                                    --------
Net Unrealized Appreciation/Depreciation During the
  Period ......................................................       47,616
                                                                    --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation ...................................       16,251
                                                                    --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS ....................................................     $ 16,345
                                                                    ========

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                              YEAR ENDED        YEAR ENDED
                                                           JUNE 30, 1999     JUNE 30, 1998
                                                                   (000)             (000)
-----------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ...............................   $      94       $    (617)
  Net Realized Gain/Loss ...................................     (31,365)        (23,236)
  Net Unrealized Appreciation/Depreciation .................      47,616         (57,677)
                                                               ---------       ---------
  Net Increase/Decrease in Net Assets Resulting from
    Operations .............................................      16,345         (81,530)
                                                               ---------       ---------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A ..................................................          --          (6,225)
  Class B ..................................................          --          (3,112)
  Class C ..................................................          --          (2,878)
  In Excess of Net Realized Gain:
  Class A ..................................................          (1)         (2,361)
  Class B ..................................................          (1)         (1,180)
  Class C ..................................................          (1)         (1,091)
                                                               ---------       ---------
                                                                      (3)        (16,847)
                                                               ---------       ---------
Return of Capital:
  Class A ..................................................         (29)             --
  Class B ..................................................         (14)             --
  Class C ..................................................          (9)             --
                                                               ---------       ---------
                                                                     (52)             --
                                                               ---------       ---------
Net Decrease in Net Assets Resulting from Distributions ....         (55)        (16,847)
                                                               ---------       ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ...............................................      59,525         160,772
  Distributions Reinvested .................................          54          15,915
  Redeemed .................................................     (92,463)       (151,194)
                                                               ---------       ---------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions .....................................     (32,884)         25,493
                                                               ---------       ---------
  Total Increase/Decrease in Net Assets ....................     (16,594)        (72,884)
NET ASSETS--Beginning of Period ............................     140,062         212,946
                                                               ---------       ---------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(554) and $(1,090), respectively) ....   $ 123,468       $ 140,062
                                                               =========       =========
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    ---------
  Shares:
    Subscribed .............................................       6,660          10,304
    Distributions Reinvested ...............................           4             891
    Redeemed ...............................................      (9,639)        (10,645)
                                                               ---------       ---------
  Net Increase/Decrease in Class A Shares Outstanding ......      (2,975)            550
                                                               =========       =========
  Dollars:
    Subscribed .............................................   $  48,869       $ 114,410
    Distributions Reinvested ...............................          30           8,101
    Redeemed ...............................................     (68,213)       (115,555)
                                                               ---------       ---------
  Net Increase/Decrease ....................................   $ (19,314)      $   6,956
                                                               =========       =========
  Ending Paid in Capital ...................................   $  88,430+      $ 107,744
                                                               =========       =========
  Class B:
  ---------
  Shares:
    Subscribed .............................................         935           2,827
    Distributions Reinvested ...............................           2             457
    Redeemed ...............................................      (1,605)         (1,321)
                                                               ---------       ---------
  Net Increase/Decrease in Class B Shares Outstanding ......        (668)          1,963
                                                               =========       =========
     Dollars:
     Subscribed ............................................   $   7,223       $  33,891
     Distributions Reinvested ..............................          14           4,064
     Redeemed ..............................................     (11,281)        (13,053)
                                                               ---------       ---------
  Net Increase/Decrease ....................................   $  (4,044)      $  24,902
                                                               =========       =========
  Ending Paid in Capital ...................................   $  52,409+      $  56,453
                                                               =========       =========
  Class C:
  ---------
  Shares:
    Subscribed .............................................         462           1,061
    Distributions Reinvested ...............................           1             421
    Redeemed ...............................................      (1,857)         (2,173)
                                                               ---------       ---------
  Net Increase/Decrease in Class C Shares Outstanding ......      (1,394)           (691)
                                                               =========       =========
  Dollars:
    Subscribed .............................................   $   3,433       $  12,471
    Distributions Reinvested ...............................          10           3,750
    Redeemed ...............................................     (12,969)        (22,586)
                                                               ---------       ---------
  Net Increase/Decrease ....................................   $  (9,526)      $  (6,365)
                                                               =========       =========
  Ending Paid in Capital ...................................   $  32,835+      $  42,361
                                                               =========       =========

----------


     + Ending Paid in Capital amounts do not reflect permanent book to tax differences.


    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                         CLASS A
                                     ---------------------------------------------------------------------
                                                       YEAR ENDED JUNE 30,
                                     ---------------------------------------------------  JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS        1999#         1998#         1997          1996     JUNE 30, 1995
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ...........................   $   7.984      $   13.47     $   12.06     $   10.61     $   12.00
                                       ---------      ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .......       0.032             --          0.01          0.05          0.05
  Net Realized and Unrealized
    Gain/Loss ......................       1.853          (4.49)         1.57          1.44         (1.44)
                                       ---------      ---------     ---------     ---------     ---------
  Total From Investment
    Operations .....................       1.885          (4.49)         1.58          1.49         (1.39)
                                       ---------      ---------     ---------     ---------     ---------
DISTRIBUTIONS
  Net Investment Income ............          --             --            --         (0.04)           --
  In Excess of Net Investment
    Income .........................          --             --         (0.04)           --            --
  Net Realized Gain ................          --          (0.73)        (0.13)           --            --
  In Excess of Net Realized
    Gain ...........................      (0.004)         (0.27)           --            --            --
  Return of Capital ................      (0.000)++          --            --            --            --
                                       ---------      ---------     ---------     ---------     ---------
  Total Distributions ..............      (0.004)         (1.00)        (0.17)        (0.04)           --
                                       ---------      ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD .....   $   9.865      $    7.98     $   13.47     $   12.06     $   10.61
                                       =========      =========     =========     =========     =========
TOTAL RETURN (1) ...................       23.92%        (34.31)%       13.54%        14.16%       (11.58)%**
                                       =========      =========     =========     =========     =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) ..........................   $  63,273      $  74,959     $ 119,022     $ 114,850     $  26,091
Ratio of Expenses to Average Net
  Assets ...........................        2.34%          2.27%         2.21%         2.16%         2.33%
Ratio of Net Investment Income/
  Loss to Average Net Assets .......        0.44%          0.04%        (0.06)%        0.93%         0.81%
Portfolio Turnover Rate ............         132%            99%           82%           42%           32%**
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss .........   $    0.02      $    0.03     $    0.03     $    0.02     $    0.04
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets .........................        2.56%          2.60%         2.41%         2.56%         3.10%
  Net Investment Income/Loss to
    Average Net Assets .............        0.22%         (0.24)%       (0.27)%        0.53%         0.04%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense .....        2.15%          2.15%         2.15%         2.15%         2.15%
---------------------------------------------------------------------------------------------------------
                                                                         CLASS B
                                       -----------------------------------------------------------
                                            YEAR ENDED JUNE 30,
                                       --------------------------------------     AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS         1999#         1998#          1997      TO JUNE 30, 1996
----------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD .............................   $   7.784      $   13.24     $   11.94     $      10.91
                                       ---------      ---------     ---------     ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income/Loss .........      (0.021)         (0.07)        (0.03)            0.01
Net Realized and Unrealized
Gain/Loss ..........................       1.794          (4.39)         1.50             1.02
                                       ---------      ---------     ---------     ------------
Total From Investment
Operations .........................       1.773          (4.46)         1.47             1.03
                                       ---------      ---------     ---------     ------------
DISTRIBUTIONS
Net Investment Income ..............          --             --            --               --

In Excess of Net Investment
Income .............................          --             --         (0.04)              --
Net Realized Gain ..................          --          (0.73)        (0.13)              --
In Excess of Net Realized
Gain ...............................      (0.004)         (0.27)           --               --
Return of Capital ..................      (0.000)++          --            --               --
                                       ---------      ---------     ---------     ------------
Total Distributions ................      (0.004)         (1.00)        (0.17)              --
                                       ---------      ---------     ---------     ------------
NET ASSET VALUE, END OF PERIOD .....   $   9.553      $    7.78     $   13.24     $      11.94
                                       =========      =========     =========     ============
TOTAL RETURN (1) ...................       22.99%        (34.76)    $   12.67     $       9.45%**
                                       =========      =========     =========     ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
(000's) ............................   $  38,313      $  36,423     $  35,966     $     10,416
Ratio of Expenses to Average Net
Assets .............................        3.09%          3.02%         2.96%            2.91%
Ratio of Net Investment Income/
Loss to Average Net Assets .........       (0.29)%        (0.67)%       (0.64)%           0.30%
Portfolio Turnover Rate ............         132%            99%           82%              42%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
Limitation During the Period
Per Share Benefit to Net
Investment Income/Loss .............   $    0.02      $    0.03     $    0.01     $       0.02
Ratios Before Expense Limitation:
Expenses to Average Net
Assets .............................        3.31%          3.35%         3.17%            3.31%
Net Investment Income/Loss to
Average Net Assets .................       (0.51)%        (0.97)%       (0.87)%          (0.10)%
Ratio of Expenses to Average Net
Assets excluding country tax
expense and interest expense .......        2.90%          2.90%         2.90%            2.90%
----------------------------------------------------------------------------------------------


                                                                                       CLASS C
                                                      ---------------------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                      ---------------------------------------------------       JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS                        1999#           1998#        1997          1996          JUNE 30, 1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............   $   7.791      $   13.26     $   11.93     $   10.53     $      12.00
                                                       ---------      ---------     ---------     ---------     ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .......................      (0.023)         (0.08)        (0.08)        (0.01)            --
  Net Realized and Unrealized Gain/Loss ............       1.805          (4.39)         1.55          1.41            (1.47)
                                                       ---------      ---------     ---------     ---------     ------------
  Total From Investment Operations .................       1.782          (4.47)         1.47          1.40            (1.47)
                                                       ---------      ---------     ---------     ---------     ------------
DISTRIBUTIONS
  Net Investment Income ............................        --             --            --            --               --
  In Excess of Net Investment Income ...............        --             --           (0.01)         --               --
  Realized Gain ....................................        --            (0.73)        (0.13)         --               --
  In Excess of Net Realized Gain ...................      (0.004)         (0.27)         --            --               --
  Return of Capital ................................      (0.000)++        --            --            --               --
                                                       ---------      ---------     ---------     ---------     ------------
  Total Distributions ..............................      (0.004)         (1.00)        (0.14)         --               --
                                                       ---------      ---------     ---------     ---------     ------------
NET ASSET VALUE, END OF PERIOD .....................   $   9.569      $    7.79     $   13.26     $   11.93     $      10.53
                                                       =========      =========     =========     =========     ============
TOTAL RETURN (1) ...................................       23.09%        (34.73)%       12.66%        13.30%          (12.25)%**
                                                       =========      =========     =========     =========     ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..................   $  21,882      $  28,680     $  57,958     $  43,601     $     22,245
Ratio of Expenses to Average Net Assets ............        3.09%          3.01%         2.96%         2.91%            3.08%
Ratio of Net Investment Income/Loss to Average Net
  Assets ...........................................       (0.32)%        (0.76)%       (0.79)%       (0.11)%           0.06%
Portfolio Turnover Rate ............................         132%            99%           82%           42%              32%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period
  Per Share Benefit to Net Investment Income/Loss ..   $    0.02      $    0.03     $    0.02     $    0.03     $       0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ...................        3.31%          3.34%         3.17%         3.34%            3.90%
  Net Investment Income/Loss to Average Net Assets .       (0.54)%        (1.03)%       (1.00)%       (0.54)%          (0.76)%
Ratio of Expenses to Average Net Assets excluding
  country tax expense and interest expense .........        2.90%          2.90%         2.90%         2.90%            2.90%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.001 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of emerging country issues. The Fund commenced operations on July 6, 1994.


The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:


                                             CONTINGENT
                                           DEFERRED SALES
                                               CHARGE
                                         -------------------
YEAR OF REDEMPTION                        CLASS B   CLASS C
------------------                       --------- ---------
First.................................      5.00%     1.00%
Second................................      4.00%     None
Third.................................      3.00%     None
Fourth................................      2.50%     None
Fifth.................................      1.50%     None
Thereafter............................      None      None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                        VAN KAMPEN EMERGING MARKETS FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The net assets of the Fund include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $45,443,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency and capital losses of approximately $10,331,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for the U.S. Federal income tax purposes of the investments of the Fund was:

                                   NET
                              APPRECIATION/
  COST     APPREC  (DEPREC.)  DEPRECIATION
  (000)    (000)     (000)        (000)
-------- -------- ---------- -------------
$116,854  $26,914  $(20,361)     $6,553

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, paid in capital in excess of par. For the year ended June 30, 1999, approximately $805,000 has been reclassified from paid in capital in excess of par with approximately $442,000 posted to accumulated net investment loss and approximately $363,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:







                                           CLASS B
                          CLASS A         AND CLASS C
                       MAX. OPERATING   MAX. OPERATING
ADVISORY FEE           EXPENSE RATIO    EXPENSE RATIO
------------           --------------   --------------
1.25%                       2.15%             2.90%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the

                        VAN KAMPEN EMERGING MARKETS FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $154,972 for Class A shares and deferred sales charges of $9,133, $174,193, and $5,977 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $104,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $49,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At June 30, 1999, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $30,000 during the period.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $137,936,000 and sales of approximately $171,006,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. SWAP AGREEMENTS: The Fund may enter into total return swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.
                                      F-31

                         VAN KAMPEN EQUITY GROWTH FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund (the "Fund", a fund of Van Kampen Series Fund Inc.), at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                         VAN KAMPEN EQUITY GROWTH FUND
                           PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                              VALUE
                                                  SHARES      (000)
--------------------------------------------------------------------
COMMON STOCKS (98.2%)
    CAPITAL GOODS (20.9%)
      General Electric Co. ...................    18,600   $ 2,102
      (a)Gulfstream Aerospace Corp. ..........    14,600       986
      Pitney Bowes, Inc. .....................    16,400     1,054
      Textron, Inc. ..........................     7,600       626
      Tyco International Ltd. ................    36,300     3,439
      United Technologies Corp. ..............    26,300     1,885
      (a)WESCO International, Inc. ...........     4,500        92
                                                           -------
                                                            10,184
                                                           -------
    COMMUNICATION SERVICES (6.6%)
      American Telephone & Telegraph Co. .....    14,402       804
      Bell Atlantic Corp. ....................    11,100       725
      (a)Crown Castle International Corp. ....    11,600       241
      (a)MCI WorldCom, Inc. ..................    16,600     1,432
                                                           -------
                                                             3,202
                                                           -------
    CONSUMER CYCLICALS (13.9%)
      (a)Abercrombie & Fitch Co. 'A' .........    12,800       614
      (a)Berkshire Hathaway, Inc. 'B' ........       274       616
      (a)Best Buy Co., Inc. ..................     1,400        95
      (a)Costco Cos., Inc. ...................    12,300       985
      Gap, Inc. ..............................    15,050       758
      Harley-Davidson, Inc. ..................       200        11
      Home Depot, Inc. .......................    19,900     1,282
      Intimate Brands, Inc. ..................     6,405       303
      (a)Nielsen Media Research, Inc. ........     6,599       193
      (a)Office Depot, Inc. ..................    16,300       360
      Omnicom Group, Inc. ....................     6,800       544
      Wal-Mart Stores, Inc. ..................    20,300       980
                                                           -------
                                                             6,741
                                                           -------
    CONSUMER STAPLES (14.5%)
      Anheuser-Busch Cos., Inc. 'A' ..........     4,000       284
      (a)AT&T Corp., Liberty Media Group 'A'..    23,200       853
      (a)Brinker International, Inc. .........     4,900       133
      (a)Chancellor Media Corp. 'A' ..........     8,800       485
      (a)Clear Channel Communications, Inc. ..    22,500     1,551
      Coca-Cola Enterprises, Inc. ............     8,000       238
      Comcast Corp. 'A' ......................     2,600        93
      Comcast Corp. 'A' (Special) ............    21,400       823
      (a)Keebler Foods Co. ...................     7,300       222
      (a)MediaOne Group, Inc. ................       300        22
      Philip Morris Cos., Inc. ...............    13,400       538
      Procter & Gamble Co. ...................     6,500       580
      Time Warner, Inc. ......................    16,900     1,242
                                                           -------
                                                             7,064
                                                           -------
    ENERGY (0.4%)
      Exxon Corp. ............................     2,400       185
                                                           -------
    FINANCIAL (4.6%)
      American Express Co. ...................     6,800       885
      Bank of New York Co., Inc. .............    15,300       561
      Citigroup, Inc. ........................    16,750       796
      (a)E-LOAN, Inc. ........................       100         4
                                                           -------
                                                             2,246
                                                           -------
    HEALTH CARE (13.2%)
      American Home Products Corp. ...........     3,800       219
      (a)Amgen, Inc. .........................    10,200       621

                                                              VALUE
                                                  SHARES      (000)
--------------------------------------------------------------------
      Bristol-Myers Squibb Co. ..............     16,900   $   1,190
      Eli Lilly & Co. .......................      3,300         236
      Johnson & Johnson .....................      4,800         471
      Merck & Co., Inc. .....................     15,800       1,169
      Pfizer, Inc. ..........................      7,800         856
      Pharmacia & Upjohn, Inc. ..............      3,700         210
      Schering-Plough Corp. .................      7,800         413
      Warner-Lambert Co. ....................     14,600       1,013
                                                           ---------
                                                               6,398
                                                           ---------
    TECHNOLOGY (23.8%)
      (a)America Online, Inc. ...............      5,400         597
      (a)American Tower Corp. 'A' ...........     13,300         319
      (a)Applied Materials, Inc. ............      6,600         488
      Ask Jeeves, Inc. ......................        300           4
      (a)At Home Corp. 'A' ..................      2,300         124
      (a)BMC Software, Inc. .................      3,600         194
      (a)CIENA Corp. ........................      1,500          45
      (a)Cisco Systems, Inc. ................     29,500       1,903
      Clarent Corp. .........................        100           2
      (a)Compuware Corp. ....................      6,700         213
      (a)General Motors Corp. 'H' ...........      3,600         203
      Intel Corp. ...........................     21,800       1,297
      (a)Juniper Networks, Inc. .............      1,300         194
      (a)L-3 Communications Holdings, Inc. ..      2,200         106
      (a)Litton Industries, Inc. ............      4,700         337
      (a)Loral Space & Communications Ltd. ..     19,100         344
      Lucent Technologies, Inc. .............      6,700         452
      (a)Microsoft Corp. ....................     24,900       2,246
      Motorola, Inc. ........................      8,900         843
      (a)New Era of Networks, Inc. ..........      4,100         180
      (a)Novell, Inc. .......................     11,900         315
      (a)Oracle Corp. .......................      3,400         126
      (a)Quantum Corp. ......................      8,600         208
      (a)Sun Microsystems, Inc. .............      2,800         193
      Texas Instruments, Inc. ...............      2,200         319
      (a)Uniphase Corp. .....................      1,800         299
                                                           ---------
                                                              11,551
                                                           ---------
    UTILITIES (0.3%)
      Montana Power Co.......................      2,000         141
                                                           ---------
TOTAL LONG-TERM INVESTMENTS (98.2%)
    (COST $38,538)...........................                 47,712
                                                           ---------
                                                         PAR
                                                       VALUE
                                                       (000)
                                                     -------
SHORT-TERM INVESTMENT (2.5%)
    REPURCHASE AGREEMENT (2.5%)
      Chase Securities, Inc., 4.55%, dated           $ 1,242
        6/30/99, due 7/1/99, to be repurchased
        at $1,242, collateralized by $1,155
        U.S. Treasury Bonds, 7.25%, due 5/15/16
        valued at $1,284 (COST $1,242).............              1,242
                                                               -------
TOTAL INVESTMENTS (100.7%) (COST $39,780)..........             48,954
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)                     (356)
                                                               -------
NET ASSETS (100%)..................................            $48,598
                                                               =======

---------------

(a)  --    Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                     (000)
----------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $39,780) .........................   $   48,954
  Receivable for:
    Investments Sold ..........................................          515
    Fund Shares Sold ..........................................          254
    Dividends .................................................           25
    Deferred Organizational Costs .............................           15
    Other .....................................................            8
                                                                  ----------
    Total Assets ..............................................       49,771
                                                                  ----------

LIABILITIES:
  Payable for:
    Investments Purchased .....................................       1,000
    Distribution Fees .........................................          56
    Fund Shares Redeemed ......................................          31
    Investment Advisory Fees ..................................          19
    Professional Fees .........................................          18
    Custody Fees ..............................................          11
    Shareholder Reporting Expenses ............................          11
    Administrative Fees .......................................          10
    Directors' Fees and Expenses ..............................           9
    Transfer Agent Fees .......................................           6
    Bank Overdraft ............................................           2
                                                                 ----------
    Total Liabilities .........................................       1,173
                                                                  ----------
NET ASSETS ....................................................   $   48,598
                                                                  ----------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) ............................................   $        4
Paid in Capital in Excess of Par ..............................       39,285
Net Unrealized Appreciation on Investments ....................        9,174
Accumulated Net Realized Gain .................................          143
Accumulated Net Investment Loss ...............................           (8)
                                                                  ----------
NET ASSETS ....................................................   $   48,598
                                                                  ==========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $17,185,350 and 1,370,069 Shares
    Outstanding) ..............................................   $    12.54
                                                                  ==========
  Maximum Sales Charge ........................................         5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge)) ................   $    13.31
                                                                  ==========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $23,977,419 and 1,926,071 Shares
    Outstanding)* .............................................   $    12.45
                                                                  ==========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $7,435,116 and 597,570 Shares Outstanding)* .....   $    12.44
                                                                  ==========

----------


*    Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                  (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends .................................................   $     230
  Interest ..................................................          85
                                                                ---------
    Total Income ............................................         315
                                                                ---------
EXPENSES:
  Investment Advisory Fees ..................................         274
  Distribution Fees (Attributed to Classes A, B, and C of
    $30, $163, and $58, respectively) .......................         251
  Custodian Fees ............................................          85
  Filing and Registration Fees ..............................          30
  Administrative Fees .......................................          91
  Professional Fees .........................................          25
  Shareholder Reports .......................................          35
  Amortization of Organizational Costs ......................          19
  Directors' Fees and Expenses ..............................           9
  Transfer Agent Fees .......................................          17
  Other .....................................................           7
                                                                ---------
    Total Expenses ..........................................         843
    Less Expense Reductions .................................        (164)
                                                                ---------
    Net Expenses ............................................         679
                                                                ---------
Net Investment Income/Loss ..................................        (364)
                                                                ---------
NET REALIZED GAIN/LOSS ON:
  Investments ...............................................         502
                                                                ---------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...................................         138
                                                                ---------
  End of the Period
    Investments .............................................       9,174
                                                                ---------
Net Unrealized Appreciation/Depreciation During the
  Period ....................................................       9,036
                                                                ---------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation .................................       9,538
                                                                ---------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ................................................   $   9,174
                                                                =========

    The accompanying notes are an integral part of the financial statements.
                                      F-35

                         VAN KAMPEN EQUITY GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED       MAY 29, 1998*
                                                              JUNE 30, 1999    TO JUNE 30, 1998
                                                                      (000)               (000)
-----------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ..................................   $    (364)   $           --
  Net Realized Gain/Loss ......................................         502                 5
  Net Unrealized Appreciation/Depreciation ....................       9,036               138
                                                                  ---------    --------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations ................................................       9,174               143
                                                                  ---------    --------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A .....................................................          (3)               --
  Class B .....................................................          (4)               --
  Class C .....................................................          (1)               --
                                                                  ---------    --------------
  Net Decrease in Net Assets Resulting from Distributions .....          (8)               --
                                                                  ---------    --------------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed ..................................................      47,489                --
  Distributions Reinvested ....................................           8                --
  Redeemed ....................................................     (13,208)               --
                                                                  ---------    --------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions ........................................      34,289                --
                                                                  ---------    --------------
  Total Increase/Decrease in Net Assets .......................      43,455                --
NET ASSETS--Beginning of Period ...............................       5,143             5,000
                                                                  ---------    --------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(8) at June 30, 1999) ...................   $  48,598    $        5,143
                                                                  =========    ==============
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A:
  Shares:
    Subscribed ................................................       1,629               200
    Distributions Reinvested ..................................          --                --
    Redeemed ..................................................        (459)               --
                                                                  ---------    --------------
  Net Increase/Decrease in Class A Shares Outstanding .........       1,170               200
                                                                  =========    ==============
  Dollars:
    Subscribed ................................................   $  16,596                --
    Distributions Reinvested ..................................           3                --
    Redeemed ..................................................      (4,778)               --
                                                                  ---------    --------------
  Net Increase/Decrease .......................................   $  11,821                --
                                                                  =========    ==============
  Ending Paid in Capital ......................................   $  13,821    $        2,000
                                                                  =========    ==============
  CLASS B:
  Shares:
    Subscribed ................................................       2,258               150
    Distributions Reinvested ..................................        --                  --
    Redeemed ..................................................        (482)               --
                                                                  ---------    --------------
  Net Increase/Decrease in Class B Shares Outstanding .........       1,776               150
                                                                  =========    ==============
  Dollars:
    Subscribed ................................................   $  23,038                --
    Distributions Reinvested ..................................           4                --
    Redeemed ..................................................      (5,054)               --
                                                                  ---------    --------------
  Net Increase/Decrease                                           $  17,988                --
                                                                  =========    ==============
  Ending Paid in Capital ......................................   $  19,488    $        1,500
                                                                  =========    ==============
  CLASS C:
  Shares:
    Subscribed ................................................         788               150
    Distributions Reinvested ..................................          --                --
    Redeemed ..................................................        (340)               --
                                                                  ---------    --------------
  Net Increase/Decrease in Class C Shares Outstanding                   448               150
                                                                  =========    ==============
  Dollars:
    Subscribed ................................................   $   7,855                --
    Distributions Reinvested ..................................           1                --
    Redeemed ..................................................      (3,376)               --
                                                                  ---------    --------------
  Net Increase/Decrease .......................................   $   4,480                --
                                                                  =========    ==============
  Ending Paid in Capital ......................................   $   5,980    $        1,500
                                                                  =========    ==============

--------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       CLASS A                            CLASS B                  CLASS C
                                             ---------------------------       ---------------------------       -----------
                                             YEAR ENDED     MAY 29, 1998*       YEAR ENDED      MAY 29, 1998*     YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS          JUNE 30, 1999#  TO JUNE 30, 1998  JUNE 30, 1999#  TO JUNE 30, 1998  JUNE 30, 1999#
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....   $    10.291     $     10.00       $    10.284     $     10.00       $    10.284
                                             -----------     -----------       -----------     -----------       -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .............        (0.062)           --              (0.144)           --              (0.141)
  Net Realized and Unrealized
    Gain/Loss ............................         2.317            0.29             2.312            0.28             2.302
                                             -----------     -----------       -----------     -----------       -----------
  Total From Investment Operations .......         2.255            0.29             2.168            0.28             2.161
                                             -----------     -----------       -----------     -----------       -----------
DISTRIBUTIONS
  Net Realized Gain ......................        (0.003)           --              (0.003)           --              (0.003)
                                             -----------     -----------       -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD ...........   $    12.543     $     10.29       $    12.449     $     10.28       $    12.442
                                             ===========     ===========       ===========     ===========       ===========
TOTAL RETURN (1) .........................         21.90%           2.90%**          21.14%           2.80%**          21.04%
                                             ===========     ===========       ===========     ===========       ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........   $    17,185     $     2,057       $    23,978     $     1,543       $     7,435
Ratio of Expenses to Average Net
  Assets .................................          1.50%           1.50%             2.25%           2.25%             2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets .....................         (0.57)%          0.51%            (1.34)%         (0.25)%           (1.32)%
Portfolio Turnover Rate ..................           126%             19%**            126%             19%**            126%
                                                                                                                 -----------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ..........................   $      0.05     $      0.02       $      0.05     $      0.02       $      0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .........          1.98%           4.06%             2.72%           4.81%             2.75%
  Net Investment Income/Loss to Average
    Net Assets ...........................         (1.05)%         (2.05)%           (1.81)%         (2.81)%           (1.81)%


                                               CLASS C
                                          ----------------
                                             MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS        TO JUNE 30, 1998
-----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....   $     10.00
                                             -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .............            --
  Net Realized and Unrealized
    Gain/Loss ............................          0.28
                                             -----------
  Total From Investment Operations .......          0.28
                                             -----------
DISTRIBUTIONS
  Net Realized Gain ......................            --
                                             -----------
NET ASSET VALUE, END OF PERIOD ...........   $     10.28
                                             ===========
TOTAL RETURN (1) .........................          2.80%**
                                             ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........   $     1,543
Ratio of Expenses to Average Net
  Assets .................................          2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets .....................         (0.25)%
Portfolio Turnover Rate ..................            19%**
                                             -----------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ..........................   $      0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .........          4.81%
  Net Investment Income/Loss to Average

    Net Assets ...........................         (2.81)%

--------------------------------------------------------

*   Commencement of operations
**  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.

#   Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies. The Fund commenced operations on May 29, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:


                                   CONTINGENT
                                    DEFERRED
                                  SALES CHARGE
                            -----------------------
YEAR OF REDEMPTION           CLASS B       CLASS C
------------------          ----------   ----------
First ...................        5.00%     1.00%
Second ..................        4.00%     None
Third ...................        3.00%     None
Fourth ..................        2.50%     None
Fifth ...................        1.50%     None
Thereafter ..............        None      None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                           NET
                                       APPRECIATION/
    COST        APPREC.  DEPREC        DEPRECIATION
    (000)       (000)     (000)           (000)
--------------- -------  ---------  -------------------
$40,175         $9,158   $(379)           $8,779

                         VAN KAMPEN EQUITY GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $356,000 has been reclassified from accumulated net realized gain and posted to accumulated net investment loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                  CLASS B
                          CLASS A              AND CLASS C
                       MAX. OPERATING         MAX. OPERATING
ADVISORY FEE          EXPENSE RATIO           EXPENSE RATIO
--------------------- ---------------         --------------
0.80%                      1.50%                  2.25%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $449,522 for Class A shares and deferred sales charges of $1,488, $69,097, and $6,772 for Class A shares, Class B shares, and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $2,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $73,882,000 and sales of approximately $40,725,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term
U.S. government securities.
                                      F-39

                        VAN KAMPEN EUROPEAN EQUITY FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen European Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen European Equity Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period September 25, 1998 (commencement of operations) through June 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                        VAN KAMPEN EUROPEAN EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                           VALUE
                                              SHARES       (000)
----------------------------------------------------------------
COMMON STOCKS (94.1%)
  BELGIUM (0.5%)
    Fortis 'B' .........................         550   $      17
    G.I.B. Holdings Ltd. ...............         427          16
                                                       ---------
                                                              33
                                                       ---------
  DENMARK (2.4%)
    Novo Nordisk A/S 'B' ...............         860          93
    Unidanmark A/S 'A' (Registered) ....         940          63
                                                       ---------
                                                             156
                                                       ---------
  FINLAND (3.0%)
    KCI Konecranes International plc ...         525          18
    Kone Oyj 'B' .......................         290          36
    Merita Ltd. 'A' ....................      14,200          81
    Sampo Insurance Co., plc 'A' .......       2,190          64
                                                       ---------
                                                             199
                                                       ---------
  FRANCE (14.3%)
    Alcatel ............................         460          65
    Axa S.A. ...........................         330          40
    Banque Nationale de Paris ..........         225          18
    Compagnie de Saint-Gobain ..........         490          78
    (a)CNP Assurances ..................       3,810         104
    Elf Aquitaine ......................         455          67
    Groupe Danone RFD ..................         240          62
    Michelin (C.G.D.E.) 'B' ............       1,940          80
    Pernod-Ricard ......................       1,210          81
    Rhone-Poulenc S.A. 'A' .............       1,820          83
    Schneider S.A. .....................       1,570          88
    Suez Lyonnaise des Eaux ............         190          35
    (a)Total S.A. 'B' ..................       1,035         134
                                                       ---------
                                                             935
                                                       ---------
  GERMANY (8.1%)
    Adidas-Salomon AG ..................         462          45
    BASF AG ............................       1,760          77
    Bayerische AG ......................       1,275          81
    Berliner KraftUnd Litch 'A' ........       2,701          42
    Hoechst AG .........................       1,873          85
    Mannesmann AG ......................         150          22
    Schering AG ........................         680          73
    Siemens AG .........................         250          19
    Volkswagen AG ......................       1,380          89
                                                       ---------
                                                             533
                                                       ---------
  IRELAND (1.9%)
    Bank of Ireland ....................       5,320          90
    Greencore Group plc ................      12,300          38
                                                       ---------
                                                             128
                                                       ---------
  ITALY (5.1%)
    Banca Popolare di Bergamo ..........       3,910          86
    Marzotto S.p.A. ....................       4,630          36
    Mediaset S.p.A. ....................       9,400          84
    Telecom Italia S.p.A. ..............      12,500         130
                                                       ---------
                                                             336
                                                       ---------
  NETHERLANDS (5.8%)
    ABN Amro Holdings N.V. .............       1,170          25
    Akzo Nobel N.V. ....................       2,180          92
    Benckiser N.V. 'B' .................         700          37
    ING Groep N.V. .....................       2,235         121


                                                                    VALUE
                                                         SHARES     (000)
---------------------------------------------------------------------------
    Laurus N.V. ...................................       1,094   $      26
    Philips Electronics N.V. ......................         791          78
                                                                  ---------
                                                                        379
                                                                  ---------
  PORTUGAL (1.8%)
    Banco Comercial Portugues S.A. (Registered) ...       1,550          40
    Electricidade de Portugal S.A. ................       4,220          76
                                                                  ---------
                                                                        116
                                                                  ---------
  SPAIN (4.5%)
    Banco Popular Espanol S.A. ....................         550          40
    Banco Santander Central Hispano S.A. ..........       3,340          35
    Endesa S.A. ...................................       3,260          69
    Iberdrola S.A. ................................       4,430          67
    (a)Telefonica de Espana .......................       1,714          83
                                                                  ---------
                                                                        294
                                                                  ---------
  SWEDEN (5.6%)
    Autoliv, Inc. SDR .............................       2,590          79
    Ericsson LM 'B' ...............................       1,200          39
    ForeningsSparbanker AB ........................       1,300          18
    Nordbanken Holding AB .........................      12,450          73
    Svedala Industri AB ...........................       3,410          62
    Svenska Handelsbanken 'A' .....................       7,920          95
                                                                  ---------
                                                                        366
                                                                  ---------
  SWITZERLAND (12.1%)
    Cie Financiere Richemont AG 'A' ...............         108         208
    Holderbank Financiere Glarus AG 'B'
      (Bearer) ....................................          85         101
    Nestle S.A. (Registered) ......................         111         200
    Novartis AG (Registered) ......................          65          95
    Roche Holding AG-Genusshein ...................           7          72
    Schindler Holding AG (Registered) .............          25          39
    Union Bank of Switzerland AG (Registered) .....         255          76
                                                                  ---------
                                                                        791
                                                                  ---------
  UNITED KINGDOM (29.0%)
    Aegis Group plc ...............................      23,560          52
    Allied Domecq plc .............................      10,570         102
    Allied Zurich plc .............................       7,950         100
    BG plc ........................................      13,100          80
    BOC Group plc .................................       4,350          85
    British Telecommunications plc ................       7,950         133
    Burmah Castrol plc ............................       3,591          68
    Capital Radio plc .............................       5,950          79
    Centrica plc ..................................      23,400          55
    Diageo plc ....................................       5,760          60
    Glaxo Wellcome plc ............................       1,200          33
    Great Universal Stores plc ....................       8,800          98
    Halma plc .....................................      24,800          41
    Imperial Tobacco Group plc ....................       9,300         102
    Lloyds TSB Group plc ..........................       4,000          54
    Morgan Crucible Co. plc .......................      10,900          46
    Prudential Corp. plc ..........................       5,800          85
    Reckitt & Colman plc ..........................      11,294         118
    Royal & Sun Alliance Insurance Group plc ......       6,473          58
    Royal Bank of Scotland Group plc ..............       5,320          71
    Sainsbury (J) plc .............................       5,000          32
    Scottish & Southern Energy plc ................       8,200          84
    Shell Transport & Trading Co. plc .............       5,600          42
    Smith & Nephew plc ............................      26,700          81
    SSL International plc .........................       3,200          37
    Tesco plc .....................................      10,800          28

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                           VALUE
                                              SHARES       (000)
----------------------------------------------------------------

  UNITED KINGDOM (CONT.)

                                                           VALUE
                                              SHARES       (000)
United News & Media plc ....................     200     $     2
WPP Group plc ..............................   9,100          77
                                                         -------
                                                           1,903
                                                         -------
TOTAL COMMON STOCKS ........................               6,169
                                                         -------
PREFERRED STOCKS (3.1%)
GERMANY (3.1%)
Fresenius AG ...............................     684        120
Henkel KGaA AG .............................     735         52
Suedzucker AG-Varzug .......................      84         33
                                                        -------
TOTAL PREFERRED STOCKS .....................                205
                                                        -------
TOTAL LONG-TERM INVESTMENTS (97.2%)
(COST $6,205)...............................              6,374
                                                        -------
                                                                PAR
                                                              VALUE
                                                              (000)
                                                            -------
SHORT-TERM INVESTMENT (5.4%)
REPURCHASE AGREEMENT (5.4%)
Chase Securities, Inc., 4.55%, dated 6/30/99,.............  $   354
due 7/1/99, to be repurchased at $354, collateralized
by $295 U.S. Treasury Bonds, 11.125%, due 8/15/03,
valued at $364 (COST $354) ...............................      354
TOTAL INVESTMENTS IN SECURITIES (102.6%) (COST $6,559) ...    6,728
                                                            -------
FOREIGN CURRENCY (0.3%) (COST $18) .......................       18
                                                            -------

                                                          VALUE
                                                          (000)
-----------------------------------------------------------------
TOTAL INVESTMENTS (102.9%) (COST $6,577) ...............  $ 6,746
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.9%) ..........     (187)
                                                          -------
NET ASSETS (100%) ......................................  $ 6,559
                                                          =======

---------------

(a)  --   Non-income producing security
RFD  --   Ranked for Dividend
SDR  --   Swedish Depositary Receipt


--------------------------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                      VALUE     PERCENT OF
   INDUSTRY           (000)     NET ASSETS
   --------           -----     ----------
Consumer Goods ..   $   2,041        31.1%
Finance .........       1,536        23.4
Services ........         903        13.8
Energy ..........         785        12.0
Materials .......         664        10.1
Capital Equipment         445         6.8
                    ---------   ---------
                    $   6,374       97.2%
                    =========   =========

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                         (000)
-------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $6,559) ............         $6,728
  Foreign Currency (Cost $18) ..................................             18
  Cash .........................................................              8
  Receivable for:
    Investments Sold ...........................................             33
    Fund Shares Sold ...........................................             25
    Dividends ..................................................             15
    Foreign Withholding Tax Reclaim ............................              6
                                                                         ------
      Total Assets .............................................          6,833
                                                                         ------
LIABILITIES:
  Payable for:
    Investments Purchased ......................................            144
    Filing and Registration Fees ...............................             34
    Professional Fees ..........................................             29
    Custody Fees ...............................................             23
    Shareholder Reporting Expenses .............................             14
    Distribution Fees ..........................................              8
    Advisory Fees ..............................................              7
    Transfer Agent Fees ........................................              6
    Directors' Fees and Expenses ...............................              5
    Administrative Fees ........................................              2
    Fund Shares Redeemed .......................................              1
  Other ........................................................              1
                                                                         ------
      Total Liabilities ........................................            274
                                                                         ------
NET ASSETS .....................................................         $6,559
                                                                         ======
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) .............................................         $    1
  Paid in Capital in Excess of Par .............................          6,296
  Net Unrealized Appreciation on Investments ...................            169
  Accumulated Net Investment Income ............................             73
  Accumulated Net Realized Gain ................................             20
                                                                         ------
NET ASSETS .....................................................         $6,559
                                                                         ======
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $2,020,496 and 189,743 Shares
    Outstanding) ...............................................         $10.65
                                                                         ======
  Maximum Sales Charge .........................................           5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge)) .................         $11.30
                                                                         ======
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $3,081,562 and 290,172 Shares Outstanding)* ......         $10.62
                                                                         ======
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,456,542 and 137,493 Shares Outstanding)* ......         $10.59
                                                                         ======

----------

   *  Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                          (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ....................................................          $ 130
  Interest .....................................................             18
  Less Foreign Taxes Withheld ..................................            (17)
                                                                          -----
    Total Income ...............................................            131
                                                                          -----
EXPENSES:
  Shareholder Reports ..........................................             51
  Custodian Fees ...............................................             39
  Investment Advisory Fees .....................................             39
  Filing and Registration Fees .................................             38
  Professional Fees ............................................             35
  Distribution Fees (Attributed to Classes A, B, and C of
    $3, $17, and $10, respectively) ............................             30
  Administrative Fees ..........................................             14
  Directors' Fees and Expenses .................................              6
  Transfer Agent Fees ..........................................              6
  Other ........................................................              2
                                                                          -----
    Total Expenses .............................................            260
    Less Expense Reductions ....................................           (173)
                                                                          -----
    Net Expenses ...............................................             87
                                                                          -----
Net Investment Income/Loss .....................................             44
                                                                          -----
NET REALIZED GAIN/LOSS ON:
  Investments ..................................................             20
  Foreign Currency Transactions ................................             (9)
                                                                          -----
    Net Realized Gain/Loss .....................................             11
                                                                          -----
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ......................................             --
                                                                          -----
  End of the Period:
    Investments ................................................            169
                                                                          -----
Net Unrealized Appreciation/Depreciation During the
  Period .......................................................            169
                                                                          -----
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation ....................................            180
                                                                          -----
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...................................................          $ 224
                                                                          =====

----------

   *  Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                        (000)
------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ..................................        $    44
  Net Realized Gain/Loss ......................................             11
  Net Unrealized Appreciation/Depreciation ....................            169
                                                                       -------
  Net Increase/Decrease in Net Assets Resulting from
    Operations ................................................            224
                                                                       -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A .....................................................             (3)
  Class B .....................................................             (1)
  Class C .....................................................             (1)
                                                                       -------
  Net Decrease in Net Assets Resulting from Distributions .....             (5)
                                                                       -------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed ..................................................          4,084
  Distributions Reinvested ....................................              1
  Redeemed ....................................................           (745)
                                                                       -------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions ........................................          3,340
                                                                       -------
  Total Increase/Decrease in Net Assets .......................          3,559
NET ASSETS--Beginning of Period ...............................          3,000
                                                                       -------
NET ASSETS--End of Period (Including accumulated net
  investment income of $73 at June 30, 1999) ..................        $ 6,559
                                                                       =======
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (000):
(1) Class A:
  ----------
  Shares:
    Subscribed (Initial Shares of 100) ........................            205
    Distributions Reinvested ..................................             --
    Redeemed ..................................................            (15)
                                                                       -------
  Net Increase/Decrease in Class A Shares Outstanding .........            190
                                                                       =======
  Dollars:
    Subscribed ................................................        $ 1,098
    Distributions Reinvested ..................................              1
    Redeemed ..................................................           (157)
                                                                       -------
  Net Increase/Decrease .......................................        $   942
                                                                       =======
  Beginning Paid in Capital ...................................        $ 1,000
                                                                       =======
  Ending Paid in Capital ......................................        $ 1,942+
                                                                       =======
  Class B:
  ----------
  Shares:
    Subscribed (Initial Shares of 100) ........................            305
    Distributions Reinvested ..................................             --
    Redeemed ..................................................            (15)
                                                                       -------
  Net Increase/Decrease in Class B Shares Outstanding .........            290
                                                                       =======
  Dollars:
    Subscribed ................................................        $ 2,142
    Distributions Reinvested ..................................             --
    Redeemed ..................................................           (152)
                                                                       -------
  Net Increase/Decrease .......................................        $ 1,990
                                                                       =======
  Beginning Paid in Capital ...................................        $ 1,000
                                                                       =======

  Ending Paid in Capital ......................................        $ 2,990+
                                                                       =======
  Class C:
  ----------
  Shares:
    Subscribed (Initial Shares of 100) ........................            179
    Distributions Reinvested ..................................             --
    Redeemed ..................................................            (42)
                                                                       -------
  Net Increase/Decrease in Class C Shares Outstanding .........            137
                                                                       =======
  Dollars:
    Subscribed ................................................        $   844
    Distributions Reinvested ..................................             --
    Redeemed ..................................................           (436)
                                                                       -------
  Net Increase/Decrease .......................................        $   408
                                                                       =======
  Beginning Paid in Capital ...................................        $ 1,000
                                                                       =======
  Ending Paid in Capital ......................................        $ 1,408+
                                                                       =======

----------

  * Commencement of operations
  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          CLASS A                  CLASS B            CLASS C
                                                       --------------          --------------      --------------
                                                        SEPTEMBER 25,           SEPTEMBER 25,        SEPTEMBER 25,
                                                          1998* TO                1998* TO             1998* TO
SELECTED PER SHARE DATA AND RATIOS                     JUNE 30, 1999#          JUNE 30, 1999#      JUNE 30, 1999#
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............        $   10.000            $   10.000            $   10.000
                                                          ----------            ----------            ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .....................             0.133                 0.078                 0.065
  Net Realized and Unrealized Gain/Loss ..........             0.541                 0.548                 0.534
                                                          ----------            ----------            ----------
  Total From Investment Operations ...............             0.674                 0.626                 0.599
                                                          ----------            ----------            ----------
DISTRIBUTIONS
  Net Investment Income ..........................            (0.025)               (0.006)               (0.006)
                                                          ----------            ----------            ----------
NET ASSET VALUE, END OF PERIOD ...................        $   10.649            $   10.620            $   10.593
                                                          ==========            ==========            ==========
TOTAL RETURN (1) .................................              6.75%**               6.26%**               5.96%**
                                                          ==========            ==========            ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................        $    2,020            $    3,082            $    1,457
Ratio of Expenses to Average Net Assets ..........              1.70%                 2.45%                 2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets .............................              1.64%                 0.96%                 0.81%
Portfolio Turnover Rate ..........................                51%**                 51%**                 51%**
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
  Income/Loss ....................................        $     0.36            $     0.34            $     0.40
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .................              6.20%                 6.61%                 7.33%
  Net Investment Income/Loss to Average Net
    Assets .......................................             (2.87)%               (3.20)%               (4.13)%

--------------------------------------------------------------------------------

  *   Commencement of operations
 **   Non-Annualized
(1)   Total return is calculated exclusive of sales charges or deferred sales charges.
  #   Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen European Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED
                                                    SALES CHARGE
                                                 -------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
---------------------------------------------    -------     -------
First........................................     5.00%       1.00%
Second.......................................     4.00%       None
Third........................................     3.00%       None
Fourth.......................................     2.50%       None
Fifth........................................     1.50%       None
Thereafter...................................     None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are

                        VAN KAMPEN EUROPEAN EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, cost and unrealized appreciation/depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                  NET
                                              APPRECIATION/
      COST        APPREC.         DEPREC.     DEPRECIATION
      (000)        (000)           (000)          (000)
----------------  -------         ------      -------------
$6,565              $458           $(295)          $163

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $43,000 has been reclassified from paid in capital in excess of par with approximately $34,000 posted to accumulated net investment income and approximately $9,000 posted to accumulated net realized gain.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                         CLASS A        AND CLASS C
                      MAX. OPERATING   MAX. OPERATING
   ADVISORY FEE       EXPENSE RATIO    EXPENSE RATIO
-------------------   --------------   --------------
1.00%                       1.70%          2.45%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

At June 30, 1999, Van Kampen Funds, Inc. owned 53%, 35%, and 73% of the shares outstanding of each Class A, B, and C shares in the Fund.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $27,564 for Class A shares and deferred sales charges of $1,486 and $1,142 for Class B shares and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the period ended June 30, 1999, the Fund incurred approximately $2,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended June 30, 1999, the Fund made purchases of approximately $8,423,000 and sales of approximately $2,244,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

                          VAN KAMPEN FOCUS EQUITY FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Aggressive Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Aggressive Equity Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                          VAN KAMPEN FOCUS EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                                  VALUE
                                                                SHARES            (000)
------------------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
  CAPITAL GOODS (24.3%)
    AEROSPACE/DEFENSE (1.0%)
      (a)Gulfstream Aerospace Corp. ..................           42,600          $   2,878
                                                                                 ---------
    ELECTRICAL EQUIPMENT (5.8%)
      General Electric Co. ...........................          141,200             15,956
                                                                                 ---------
    MANUFACTURING (DIVERSIFIED) (14.0%)
      Textron, Inc. ..................................           77,500              6,379
      Tyco International Ltd. ........................          227,900             21,594
       United Technologies Corp. .....................          152,500             10,932
                                                                                 ---------
                                                                                    38,905
                                                                                 ---------
    OFFICE EQUIPMENT & SUPPLIES (3.5%)
      Pitney Bowes, Inc. .............................          149,500              9,605
                                                                                 ---------
TOTAL CAPITAL GOODS ..................................                              67,344
                                                                                 ---------
COMMUNICATION SERVICES (12.1%)
  TELECOMMUNICATIONS (CELLULAR/WIRELESS) (5.0%)
    (a)Associated Group, Inc. 'A' ....................           39,200              2,553
    (a)Associated Group, Inc. 'B' ....................          174,100             11,349
                                                                                 ---------
                                                                                    13,902
                                                                                 ---------
  TELECOMMUNICATIONS (LONG DISTANCE) (4.4%)
    American Telephone & Telegraph Co. ...............           35,675              1,991
    (a)MCI WorldCom, Inc. ............................          116,900             10,083
                                                                                 ---------
                                                                                    12,074
                                                                                 ---------
  TELEPHONE (2.7%)
    Bell Atlantic Corp. ..............................          115,200              7,531
                                                                                 ---------
TOTAL COMMUNICATION SERVICES .........................                              33,507
                                                                                 ---------
CONSUMER CYCLICALS (13.6%)
  RETAIL (BUILDING SUPPLIES) (2.4%)
    Home Depot, Inc. .................................          103,400              6,663
                                                                                 ---------
  RETAIL (GENERAL MERCHANDISE) (3.1%)
    (a)Costco Cos., Inc. .............................          106,000              8,486
                                                                                 ---------
  RETAIL (SPECIALTY) (6.1%)
    (a)Abercrombie & Fitch Co. 'A' ...................          250,000             12,000
    Gap, Inc. ........................................           98,475              4,961
                                                                                 ---------
                                                                                    16,961
                                                                                 ---------
  SERVICES (COMMERCIAL & CONSUMER) (2.0%)
    (a)Nielsen Media Research, Inc. ..................          190,800              5,581
                                                                                 ---------
TOTAL CONSUMER CYCLICALS .............................                              37,691
                                                                                 ---------
CONSUMER STAPLES (7.7%)
  BROADCASTING (TV, RADIO, & CABLE) (5.3%)
    (a)AT&T Corp. Liberty Media 'A' ..................           57,400              2,109
    (a)Chancellor Media Corp. 'A' ....................           48,300              2,663
    (a)Clear Channel
      Communications, Inc. ...........................          141,400              9,748
                                                                                 ---------
                                                                                    14,520
                                                                                 ---------
  FOODS (1.2%)
    (a)Keebler Foods Co. .............................          111,600              3,390
                                                                                 ---------
  HOUSEHOLD PRODUCTS (NON-DURABLES) (1.2%)
    Procter & Gamble Co. .............................           38,400              3,427
                                                                                 ---------
TOTAL CONSUMER STAPLES ...............................                              21,337
                                                                                 ---------
FINANCIAL (3.0%)
  BANKS (MAJOR REGIONAL) (1.6%)
    Bank of New York Co., Inc. .......................          121,600              4,461
                                                                                 ---------


                                                                                  VALUE
                                                                SHARES            (000)
------------------------------------------------------------------------------------------
  FINANCIAL (DIVERSIFIED) (1.4%)
    Citigroup, Inc. ..................................           82,500          $   3,919
                                                                                 ---------
TOTAL FINANCIAL ......................................                               8,380
                                                                                 ---------
HEALTH CARE (13.0%)
  HEALTH CARE (DIVERSIFIED) (6.7%)
    Bristol-Myers Squibb Co. .........................          116,300              8,192
    Warner-Lambert Co. ...............................          151,000             10,476
                                                                                 ---------
                                                                                    18,668
                                                                                 ---------
  HEALTH CARE (DRUGS--GENERIC & OTHERS) (2.7%)
    (a)Amgen, Inc. ...................................          123,800              7,536
                                                                                 ---------
  HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS) (3.6%)
    Pfizer, Inc. .....................................           37,700              4,137
    Schering-Plough Corp. ............................          109,300              5,793
                                                                                 ---------
                                                                                     9,930
                                                                                 ---------
TOTAL HEALTH CARE ....................................                              36,134
                                                                                 ---------
TECHNOLOGY (20.2%)
  COMMUNICATION EQUIPMENT (4.1%)
    (a)American Tower Corp. 'A' ......................          245,900              5,902
    Motorola, Inc. ...................................           56,700              5,372
                                                                                 ---------
                                                                                    11,274
                                                                                 ---------
  COMPUTERS (NETWORKING) (5.5%)
    (a)Cisco Systems, Inc. ...........................          235,600             15,196
                                                                                 ---------
  COMPUTERS (SOFTWARE & SERVICES) (6.6%)
    (a)America Online, Inc. ..........................           35,700              3,945
    (a)Juniper Networks, Inc. ........................            7,700              1,147
    (a)Microsoft Corp. ...............................          145,700             13,141
                                                                                 ---------
                                                                                    18,233
                                                                                 ---------
  ELECTRONICS (SEMICONDUCTORS) (2.0%)
    Intel Corp. ......................................           95,400              5,676
                                                                                 ---------
  EQUIPMENT (SEMICONDUCTORS) (2.0%)
    (a)Applied Materials, Inc. .......................           75,900              5,607
                                                                                 ---------
TOTAL TECHNOLOGY .....................................                              55,986
                                                                                 ---------
UTILITIES (2.5%)
  ELECTRIC COMPANIES (2.5%)
    Montana Power Co. ................................           98,200              6,923
                                                                                 ---------
TOTAL LONG-TERM INVESTMENTS (96.4%) (COST $228,806) ..                             267,302
                                                                                 ---------


                                                                 PAR
                                                                VALUE
                                                                (000)
                                                              ---------
SHORT-TERM INVESTMENT (2.6%)
  REPURCHASE AGREEMENT (2.6%)
          Chase Securities, Inc., 4.55%, dated...........     $   7,218
            6/30/99, due 7/1/99, to be
            repurchased at $7,219
            collateralized by $6,705 U.S.
            Treasury Bonds, 7.25%, due 5/15/16,
            valued at $7,452 (COST $7,218) ..............         7,218
TOTAL INVESTMENTS (99.0%) (COST $236,024) ...............       274,520
                                                              ---------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%) ............         2,687
                                                              ---------
NET ASSETS (100%) .......................................     $ 277,207
                                                              =========

----------

(a) -- Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                           (000)
----------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $236,024) ..........................        $ 274,520
  Receivable for:
    Investments Sold ............................................            4,394
    Fund Shares Sold ............................................            1,909
    Dividends ...................................................               65
    Interest ....................................................                1
  Deferred Organizational Costs .................................               15
  Other .........................................................               11
                                                                         ---------
    Total Assets ................................................          280,915
                                                                         ---------
LIABILITIES:
  Payable for:
    Investments Purchased .......................................            2,163
    Fund Shares Redeemed ........................................              853
    Distribution Fees ...........................................              348
    Investment Advisory Fees ....................................              148
    Administrative Fees .........................................               54
    Transfer Agent Fees .........................................               46
    Shareholder Reporting Expenses ..............................               33
    Professional Fees ...........................................               28
    Directors' Fees and Expenses ................................               15
    Custody Fees ................................................               13
  Other .........................................................                7
                                                                         ---------
    Total Liabilities ...........................................            3,708
                                                                         ---------
  NET ASSETS ....................................................        $ 277,207
                                                                         =========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) ..............................................        $      12
  Paid in Capital in Excess of Par ..............................          221,070
  Unrealized Appreciation on Investments ........................           38,496
  Accumulated Net Realized Gain .................................           17,644
  Accumulated Net Investment Loss ...............................              (15)
                                                                         ---------
NET ASSETS ......................................................        $ 277,207
                                                                         =========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $73,828,526 and 3,212,182 Shares
    Outstanding) ................................................        $   22.98
                                                                         =========
  Maximum Sales Charge ..........................................             5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge)) ..................        $   24.38
                                                                         =========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $176,188,744 and 7,872,472 Shares
    Outstanding)* ...............................................        $   22.38
                                                                         =========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $27,189,247 and 1,215,821 Shares
    Outstanding)* ...............................................        $   22.36
                                                                         =========

----------

*   Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                       (000)
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ..................................................        $  1,309
  Interest ...................................................             431
                                                                      --------
    Total Income .............................................           1,740
                                                                      --------
EXPENSES:
  Investment Advisory Fees ...................................           2,068
  Distribution Fees (Attributed to Classes A, B, and C of
    $155, $1,433, and $244, respectively) ....................           1,832
  Administrative Fees ........................................             579
  Transfer Agent Fees ........................................             157
  Custodian Fees .............................................              96
  Shareholder Reports ........................................              90
  Filing and Registration Fees ...............................              52
  Professional Fees ..........................................              49
  Directors' Fees and Expenses ...............................              11
  Amortization of Organizational Costs .......................              11
  Other ......................................................               8
                                                                      --------
    Total Expenses ...........................................           4,953
    Less Expense Reductions ..................................            (252)
                                                                      --------
    Net Expenses .............................................           4,701
                                                                      --------
    Net Investment Income/Loss ...............................          (2,961)
                                                                      --------
NET REALIZED GAIN/LOSS ON:
  Investments ................................................          24,769
  Securities Sold Short ......................................            (176)
                                                                      --------
    Net Realized Gain/Loss ...................................          24,593
                                                                      --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ....................................           6,123
                                                                      --------
  End of the Period
    Investments ..............................................          38,496
                                                                      --------
Net Unrealized Appreciation/Depreciation During the
  Period .....................................................          32,373
                                                                      --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation ..................................          56,966
                                                                      --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .................................................        $ 54,005
                                                                      ========

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         YEAR ENDED         YEAR ENDED
                                                                      JUNE 30, 1999      JUNE 30, 1998
                                                                              (000)              (000)
-----------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ....................................        $  (2,961)         $  (1,097)
  Net Realized Gain/Loss ........................................           24,593             23,029
  Net Unrealized Appreciation/Depreciation ......................           32,373              2,644
                                                                         ---------          ---------
  Net Increase/Decrease in Net Assets Resulting from
    Operations ..................................................           54,005             24,576
                                                                         ---------          ---------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A .......................................................           (4,962)            (3,187)
  Class B .......................................................          (11,751)            (5,696)
  Class C .......................................................           (2,021)            (1,157)
                                                                         ---------          ---------
  Net Decrease in Net Assets Resulting from Distributions .......          (18,734)           (10,040)
                                                                         ---------          ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ....................................................           95,378            171,376
  Distributions Reinvested ......................................           17,353              9,563
  Redeemed ......................................................          (90,199)           (42,384)
                                                                         ---------          ---------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions ..........................................           22,532            138,555
                                                                         ---------          ---------
  Total Increase/Decrease in Net Assets .........................           57,803            153,091
NET ASSETS--Beginning of Period .................................          219,404             66,313
                                                                         ---------          ---------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(15) and $(4), respectively) ..............        $ 277,207          $ 219,404
                                                                         =========          =========
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A
  Shares:
    Subscribed ..................................................            1,623              3,038
    Distributions Reinvested ....................................              266                177
    Redeemed ....................................................           (1,877)            (1,340)
                                                                         ---------          ---------
  Net Increase/Decrease in Class A Shares Outstanding ...........               12              1,875
                                                                         =========          =========
  Dollars:
    Subscribed ..................................................        $  31,396          $  59,406
    Distributions Reinvested ....................................            4,594              3,064
    Redeemed ....................................................          (34,991)           (26,003)
                                                                         ---------          ---------
  Net Increase/Decrease .........................................        $     999          $  36,467
                                                                         =========          =========
  Ending Paid in Capital ........................................        $  57,462+         $  56,463
                                                                         =========          =========
  CLASS B:
  Shares:
    Subscribed ..................................................            2,694              4,818
    Distributions Reinvested ....................................              650                314
    Redeemed ....................................................           (2,106)              (539)
                                                                         ---------          ---------
  Net Increase/Decrease in Class B Shares Outstanding ...........            1,238              4,593
                                                                         =========          =========
  Dollars:
    Subscribed ..................................................        $  50,034          $  92,956
    Distributions Reinvested ....................................           10,965              5,363
    Redeemed ....................................................          (38,411)           (10,091)
                                                                         ---------          ---------
  Net Increase/Decrease .........................................        $  22,588          $  88,228
                                                                         =========          =========
  Ending Paid in Capital ........................................        $ 142,680+         $ 120,092
                                                                         =========          =========
  CLASS C:
  Shares:
    Subscribed ..................................................              744                982
    Distributions Reinvested ....................................              106                 67
    Redeemed ....................................................             (900)              (343)
                                                                         ---------          ---------
  Net Increase/Decrease in Class C Shares Outstanding ...........              (50)               706
                                                                         =========          =========
  Dollars:
    Subscribed ..................................................        $  13,948          $  19,014
    Distributions Reinvested ....................................            1,794              1,136
    Redeemed ....................................................          (16,797)            (6,290)
                                                                         ---------          ---------
  Net Increase/Decrease .........................................        $  (1,055)         $  13,860
                                                                         =========          =========
  Ending Paid in Capital ........................................        $  20,928+         $  21,983
                                                                         =========          =========

----------

     + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                     -----------------------------------------------------     JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                     1999 #                1998 #                1997        TO JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........        $    20.007          $     16.98          $     14.40          $     12.00
                                                     -----------          -----------          -----------          -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ................             (0.141)               (0.07)                0.01                 0.06
  Net Realized and Unrealized
    Gain/Loss ...............................              4.712                 5.03                 3.95                 2.40
                                                     -----------          -----------          -----------          -----------
  Total From Investment Operations ..........              4.571                 4.96                 3.96                 2.46
                                                     -----------          -----------          -----------          -----------
DISTRIBUTIONS
  Net Investment Income .....................                 --                   --                (0.03)               (0.06)
  Net Realized Gain .........................             (1.594)               (1.93)               (1.35)                  --
                                                     -----------          -----------          -----------          -----------
  Total Distributions .......................             (1.594)               (1.93)               (1.38)               (0.06)
                                                     -----------          -----------          -----------          -----------
NET ASSET VALUE, END OF PERIOD ..............        $    22.984          $     20.01          $     16.98          $     14.40
                                                     ===========          ===========          ===========          ===========
TOTAL RETURN (1) ............................              25.57%               30.93%               28.93%               20.52%**
                                                     ===========          ===========          ===========          ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...........        $    73,829          $    64,035          $    22,521          $     5,382
Ratio of Expenses to Average Net
  Assets ....................................               1.50%                1.50%                1.57%                2.03%
Ratio of Net Investment Income/Loss to
  Average Net Assets ........................              (0.73)%              (0.37)%              (0.04)%               1.22%
Portfolio Turnover Rate .....................                282%                 308%                 241%                 204%**
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss .............................        $      0.02          $      0.04          $      0.02          $      0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ............               1.61%                1.71%                2.38%                3.26%
  Net Investment Income/Loss to Average
    Net Assets ..............................              (0.84)%              (0.59)%              (0.85)%              (0.01)%
Ratio of Expenses to Average Net Assets
  excluding dividend expense on
  securities sold short .....................               1.50%                1.50%                1.50%                1.50%
-------------------------------------------------------------------------------------------------------------------------------


                                                                                     CLASS B
                                                    -----------------------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                                    -------------------------------------------------------      JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                      1999 #                1998 #              1997           TO JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........       $     19.670          $      16.85         $      14.38          $      12.00
                                                    ------------          ------------         ------------          ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ................             (0.282)                (0.21)               (0.02)                 0.03
  Net Realized and Unrealized
    Gain/Loss ...............................              4.586                  4.96                 3.86                  2.39
                                                    ------------          ------------         ------------          ------------
  Total From Investment Operations ..........              4.304                  4.75                 3.84                  2.42
                                                    ------------          ------------         ------------          ------------
DISTRIBUTIONS
  Net Investment Income .....................                 --                    --                (0.02)                (0.04)
  Net Realized Gain .........................             (1.594)                (1.93)               (1.35)                   --
                                                    ------------          ------------         ------------          ------------
  Total Distributions .......................             (1.594)                (1.93)               (1.37)                (0.04)
                                                    ------------          ------------         ------------          ------------
NET ASSET VALUE, END OF PERIOD ..............       $     22.380          $      19.67         $      16.85          $      14.38
                                                    ============          ============         ============          ============
TOTAL RETURN (1) ............................              24.59%                29.94%               28.01%                20.18%**
                                                    ============          ============         ============          ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...........       $    176,189          $    130,497         $     34,382          $      2,426
Ratio of Expenses to Average Net
  Assets ....................................               2.25%                 2.25%                2.32%                 2.67%
Ratio of Net Investment Income/Loss to
  Average Net Assets ........................              (1.50)%               (1.11)%              (0.83)%                0.43%
Portfolio Turnover Rate .....................                282%                  308%                 241%                  204%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss .............................       $       0.02          $       0.04         $       0.02          $       0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ............               2.36%                 2.47%                2.88%                 3.79%
  Net Investment Income/Loss to Average
    Net Assets ..............................              (1.61)%               (1.34)%              (1.43)%               (0.69)%
Ratio of Expenses to Average Net Assets
  excluding dividend expense on
  securities sold short .....................               2.25%                 2.25%                2.25%                 2.25%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS C
                                                                    -------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                                   -------------------------------------------   JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                                    1999 #         1998 #           1997       TO JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................     $    19.655     $     16.83     $     14.37        $     12.00
                                                                   -----------     -----------     -----------        -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .................................          (0.278)          (0.21)          (0.06)              0.03
  Net Realized and Unrealized Gain/Loss ......................           4.580            4.97            3.89               2.38
                                                                   -----------     -----------     -----------        -----------
  Total From Investment Operations ...........................           4.302            4.76            3.83               2.41
                                                                   -----------     -----------     -----------        -----------
DISTRIBUTIONS
  Net Investment Income ......................................              --              --           (0.02)             (0.04)
  Net Realized Gain ..........................................          (1.594)          (1.93)          (1.35)                --
                                                                   -----------     -----------     -----------        -----------
  Total Distributions ........................................          (1.594)          (1.93)          (1.37)             (0.04)
                                                                   -----------     -----------     -----------        -----------
NET ASSET VALUE, END OF PERIOD ...............................     $    22.363     $     19.66     $     16.83        $     14.37
                                                                   ===========     ===========     ===========        ===========
TOTAL RETURN (1) .............................................           24.67%          29.90%          28.04%             20.10%**
                                                                   -----------     -----------     -----------        -----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ............................     $    27,189     $    24,872     $     9,410        $     2,582
Ratio of Expenses to Average Net Assets ......................            2.25%           2.25%           2.32%              2.67%
Ratio of Net Investment Income/Loss to Average Net Assets ....           (1.48)%         (1.13)%         (0.77)%             0.44%
Portfolio Turnover Rate ......................................             282%            308%            241%               204%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss ............     $      0.02     $      0.04     $      0.02        $      0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .............................            2.36%           2.25%           3.23%              3.80%
  Net Investment Income/Loss to Average Net Assets ...........           (1.59)%         (1.35)%         (1.67)%            (0.69)%
Ratio of Expenses to Average Net Assets excluding dividend
  expense
  on securities sold short ...................................            2.25%           2.25%           2.25%              2.25%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Aggressive Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                  CONTINGENT
                                                   DEFERRED
                                                 SALES CHARGE
YEAR OF REDEMPTION                          CLASS B        CLASS C
------------------                          -------        -------
First...............................         5.00%          1.00%
Second..............................         4.00%          None
Third...............................         3.00%          None
Fourth..............................         2.50%          None
Fifth...............................         1.50%          None
Thereafter..........................         None           None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. SHORT SALES: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities, or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its Custodian an amount of cash, U.S. government securities, or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from

                          VAN KAMPEN FOCUS EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, cost and unrealized appreciation/depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                NET
                                           APPRECIATION/
  COST          APPREC.        DEPREC.     DEPRECIATION
 (000)          (000)          (000)         (000)
--------       --------       --------     -------------
$236,420       $40,268        $(2,168)       $38,100

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital. For the year ended June 30, 1999 approximately $2,962,000 has been reclassified from accumulated net realized gain/loss with approximately $2,950,000 posted to accumulated net investment income/loss and approximately $12,000 posted to paid in capital.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                      CLASS B
                   CLASS A          AND CLASS C
ADVISORY       MAX. OPERATING      MAX. OPERATING
  FEE          EXPENSE RATIO       EXPENSE RATIO
--------       --------------      --------------
0.90%               1.50%               2.25%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $9,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $584,668 for Class A shares and deferred sales charges of $613,437 and $30,933 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen.

                          VAN KAMPEN FOCUS EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $14,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $631,670,000 and sales of approximately $630,129,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                         VAN KAMPEN GLOBAL EQUITY FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Equity Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                         VAN KAMPEN GLOBAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                             VALUE
                                                            SHARES           (000)
------------------------------------------------------------------------------------
COMMON STOCKS (96.5%)
  AUSTRALIA (0.9%)
    CSR Ltd. .....................................        2,291,600        $   6,528
                                                                           ---------
  BELGIUM (1.0%)
    Delhaize Freres et Cie 'Le Lion'
      S.A. .......................................           84,360            7,191
                                                                           ---------
  CANADA (2.4%)
    BCT.Telus Communications, Inc. ...............          281,524            6,761
    BCT.Telus Communications, Inc. 'A' ...........           93,841            2,219
    Potash Corp. of Saskatchewan, Inc. ...........          131,600            6,798
    (a)Renaissance Energy Ltd. ...................          130,000            1,746
                                                                           ---------
                                                                              17,524
                                                                           ---------
  DENMARK (0.5%)
    Danisco A/S ..................................           82,550            3,726
                                                                           ---------
  FRANCE (10.1%)
    Bongrain S.A. ................................           17,664            6,675
    Elf Aquitaine ................................          100,760           14,805
    France Telecom S.A. ..........................          149,900           11,338
    Groupe Danone RFD ............................           54,800           14,146
    Michelin (C.G.D.E.) 'B' ......................           82,420            3,376
    Pernod-Ricard ................................           74,200            4,980
    Rhone-Poulenc S.A. 'A' .......................          221,500           10,134
    Scor .........................................          171,450            8,515
                                                                           ---------
                                                                              73,969
                                                                           ---------
  GERMANY (3.8%)
    BASF AG ......................................          264,350           11,628
    Bayer AG .....................................          138,100            5,753
    Veba AG ......................................          182,400           10,773
                                                                           ---------
                                                                              28,154
                                                                           ---------
  IRELAND (2.4%)
    Bank of Ireland ..............................          725,436           12,207
    Green Property plc ...........................          988,900            5,463
                                                                           ---------
                                                                              17,670
                                                                           ---------
  ITALY (3.0%)
    Mediaset S.p.A. ..............................        1,029,600            9,164
    Telecom Italia S.p.A. ........................        2,326,400           12,635
                                                                           ---------
                                                                              21,799
                                                                           ---------
  JAPAN (9.3%)
    Daiichi Pharmaceutical Co., Ltd. .............          457,000            7,101
    Fuji Photo Film Co. ..........................          313,000           11,860
    Hitachi Ltd. .................................          665,000            6,244
    KAO Corp. ....................................          607,000           17,074
    Nippon Telegraph & Telephone Corp. ADR .......            1,905           22,223
    Sumitomo Marine & Fire Insurance Co. .........          626,000            3,781
                                                                           ---------
                                                                              68,283
                                                                           ---------
  NETHERLANDS (4.4%)
    ABN Amro Holding N.V. ........................          316,300            6,858
    Benckiser N.V. 'B' ...........................          135,935            7,264
    ING Groep N.V. ...............................          201,980           10,949
    Philips Electronics N.V. .....................           76,728            7,578
                                                                           ---------
                                                                              32,649
                                                                           ---------

                                                                             VALUE
                                                             SHARES          (000)
------------------------------------------------------------------------------------
  PORTUGAL (0.7%)
    Cimpor-Cimentos de Portugal S.A. .............          192,720        $   4,975
                                                                           ---------
  SPAIN (3.5%)
    Iberdrola S.A. ...............................          738,500           11,263
    (a)Telefonica de Espana ......................          302,302           14,580
                                                                           ---------
                                                                              25,843
                                                                           ---------
  SWEDEN (0.9%)
    Nordbanken Holding AB ........................        1,120,650            6,576
                                                                           ---------
  SWITZERLAND (8.9%)
    Cie Financiere Richemont AG 'A' ..............           13,720           26,437
    Forbo Holding AG (Registered) ................           13,100            5,217
    Holderbank Financiere Glarus AG 'B'
    (Bearer) .....................................            7,404            8,756
    Nestle S.A. (Registered) .....................           11,680           21,084
    Swisscom AG (Registered) .....................           10,500            3,958
                                                                           ---------
                                                                              65,452
                                                                           ---------
  UNITED KINGDOM (11.0%)
    Allied Domecq plc ............................        1,047,200           10,110
    Blue Circle Industries plc ...................          823,750            5,484
    Burmah Castrol plc ...........................          409,487            7,777
    Imperial Tobacco Group plc ...................          665,300            7,262
    Invensys plc .................................        1,447,940            6,858
    Reckitt & Colman plc .........................        1,353,243           14,121
    Royal & Sun Alliance Insurance Group
      plc ........................................        1,138,911           10,222
    Sainsbury (J) plc ............................        1,479,600            9,336
    Wolseley plc .................................          618,100            4,656
    WPP Group plc ................................          633,000            5,357
                                                                           ---------
                                                                              81,183
                                                                           ---------
  UNITED STATES (33.7%)
    Albertson's, Inc. ............................          446,418           23,018
    Aluminum Co. of America ......................           68,000            4,208
    (a)BJ's Wholesale Club, Inc. .................          273,200            8,213
    Boise Cascade Corp. ..........................          135,900            5,844
    Borg-Warner Automotive, Inc. .................          126,450            6,955
    (a)Cadiz Land Co., Inc. ......................          403,898            3,812
    Chase Manhattan Corp. ........................           88,950            7,705
    COMSAT Corp. .................................          453,700           14,745
    (a)Data General Corp. ........................          522,100            7,603
    Enhance Financial Services Group,
      Inc. .......................................          393,000            7,762
    FINOVA Group, Inc. ...........................          192,605           10,136
    (a)GenRad, Inc. ..............................          415,500            8,648
    Georgia-Pacific Corp. ........................           79,700            3,776
    Goodrich (B.F.) Co. ..........................          169,200            7,191
    Houghton Mifflin Co. .........................          350,963           16,517
    IBP, Inc. ....................................          200,000            4,750
    MBIA, Inc. ...................................          215,110           13,928
    Mellon Bank Corp. ............................          312,100           11,353
    (a)NCR Corp. .................................           98,900            4,828
    (a)Noble Drilling Corp. ......................          190,700            3,754
    (a)Ocean Energy, Inc. ........................          498,070            4,794
    Pharmacia & Upjohn, Inc. .....................           33,200            1,886
    Philip Morris Cos., Inc. .....................          640,970           25,759
    Rite Aid Corp. ...............................          143,400            3,531
    Sears, Roebuck & Co. .........................            6,500              290
    Tenneco, Inc. ................................          149,400            3,567
    Terra Nova (Bermuda) Holdings Ltd. 'A' .......          199,100            5,363

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                                     VALUE
                                                                      SHARES         (000)
--------------------------------------------------------------------------------------------
  UNITED STATES (CONT.)
    Tupperware Corp. .......................................         320,400        $  8,170
    Unicom Corp. ...........................................         337,700          13,023
    U.S. Bancorp ...........................................         105,600           3,590
    UST Corp. ..............................................         124,100           3,754
                                                                                    --------
                                                                                     248,473
                                                                                    --------
TOTAL COMMON STOCKS ........................................                         709,995
                                                                                    --------
PREFERRED STOCK (0.8%)
  GERMANY (0.8%)
    Volkswagen AG ..........................................         163,600           6,149
                                                                                    --------
TOTAL LONG-TERM INVESTMENTS (97.3%) (COST $654,745) ........                         716,144
                                                                                    --------

                                                 PAR
                                                VALUE            VALUE
                                                (000)            (000)
------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.7%)
  REPURCHASE AGREEMENT (2.7%)
    Chase Securities, Inc., 4.55%, dated
      6/30/99,                               $  19,800
      due 7/1/99, to be repurchased at $19,803,
      collateralized by $13,255 U.S. Treasury
      Bonds, 11.25%, due 2/15/15, valued at
      $20,426 (COST $19,800) ..........................        $  19,800
                                                               ---------
TOTAL INVESTMENTS IN SECURITIES (100.0%) (COST
  $674,545) ...........................................          735,944
FOREIGN CURRENCY (0.1%) (COST $1,140) .................            1,139
                                                               ---------
TOTAL INVESTMENTS (100.1%) (COST $675,685) ............          737,083
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%) .........             (873)
                                                               ---------
NET ASSETS (100%) .....................................        $ 736,210
                                                               =========

----------

(a)       --   Non-income producing security
ADR       --   American Depositary Receipt
RFD       --   Ranked for Dividend

--------------------------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                 VALUE       PERCENT OF
INDUSTRY                                         (000)       NET ASSETS
--------                                        --------     ----------
Consumer Goods .........................        $227,232        30.9%
Services ...............................         162,862        22.1
Finance ................................         131,976        17.9
Materials ..............................          73,622        10.0
Energy .................................          64,180         8.7
Capital Equipment ......................          45,847         6.3
Diversified Operations .................          10,425         1.4
                                                --------        ----
                                                $716,144        97.3%
                                                ========        ====

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                           (000)
---------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $674,545) ...........        $735,944
  Foreign Currency (Cost $1,140) ................................           1,139
  Receivable for:
    Dividends ...................................................           2,320
    Foreign Withholding Tax Reclaim .............................             678
    Investments Sold ............................................             498
    Fund Shares Sold ............................................             379
    Interest ....................................................               3
  Deferred Organizational Costs .................................              15
  Other .........................................................              90
                                                                         --------
    Total Assets ................................................         741,066
                                                                         --------
LIABILITIES:
  Payable for:
    Investments Purchased .......................................           1,371
    Fund Shares Redeemed ........................................           1,175
    Distribution Fees ...........................................           1,132
    Investment Advisory Fees ....................................             605
    Administrative Fees .........................................             152
    Transfer Agent Fees .........................................             101
    Custody Fees ................................................              96
    Shareholder Reporting Expenses ..............................              88
    Professional Fees ...........................................              73
    Bank Overdraft ..............................................              22
    Directors' Fees and Expenses ................................              41
                                                                         --------
    Total Liabilities ...........................................           4,856
                                                                         --------
  NET ASSETS ....................................................        $736,210
                                                                         ========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) ..............................................        $     64
  Paid in Capital in Excess of Par ..............................         650,388
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations .......................................          61,356
  Accumulated Net Realized Gain .................................          24,214
  Undistributed Net Investment Income ...........................             188
                                                                         --------
NET ASSETS ......................................................        $736,210
                                                                         ========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $76,730,861 and 6,690,456 Shares
    Outstanding) ................................................        $  11.47
                                                                         ========
  Maximum Sales Charge ..........................................            5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge)) ..................        $  12.17
                                                                         ========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $596,339,278 and 52,200,891 Shares
    Outstanding)* ...............................................        $  11.42
                                                                         ========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $63,139,799 and 5,527,471 Shares
    Outstanding)* ...............................................        $  11.42
                                                                         ========

----------

*   Redemption price may be subject to a contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                           (000)
---------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends .....................................................        $ 15,474
  Interest ......................................................           1,303
  Less Foreign Taxes Withheld ...................................          (1,258)
                                                                         --------
    Total Income ................................................          15,519
                                                                         --------
EXPENSES:
  Investment Advisory Fees ......................................           7,424
  Distribution Fees (Attributed to Classes A, B, and C of
    $191, $6,007, and $657, respectively) .......................           6,855
  Administrative Fees ...........................................           1,867
  Shareholder Reports ...........................................             311
  Transfer Agent Fees ...........................................             264
  Custodian Fees ................................................             214
  Professional Fees .............................................             115
  Filing and Registration fees ..................................              75
  Amortization of Organizational Costs ..........................              38
  Directors' Fees and Expenses ..................................              32
  Other .........................................................              33
                                                                         --------
    Total Expenses ..............................................          17,228
                                                                         --------
Net Investment Income/Loss ......................................          (1,709)
                                                                         --------
NET REALIZED GAIN/LOSS ON:
  Investments ...................................................          24,305
  Foreign Currency Transactions .................................            (535)
                                                                         --------
    Net Realized Gain/Loss ......................................          23,770
                                                                         --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .......................................          61,355
                                                                         --------
  End of the Period:
    Investments .................................................          61,399
    Foreign Currency Translations ...............................             (43)
                                                                         --------
                                                                           61,356
                                                                         --------
Net Unrealized Appreciation/Depreciation During the
  Period ........................................................               1
                                                                         --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation .....................................          23,771
                                                                         --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................................        $ 22,062
                                                                         ========

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         YEAR ENDED      OCTOBER 29, 1997* TO
                                                                      JUNE 30, 1999             JUNE 30, 1998
                                                                              (000)                     (000)
------------------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ....................................        $  (1,709)                $     844
  Net Realized Gain/Loss ........................................           23,770                     1,689
  Net Unrealized Appreciation/Depreciation ......................                1                    61,355
                                                                         ---------                 ---------
  Net Increase/Decrease in Net Assets Resulting from
    Operations ..................................................           22,062                    63,888
                                                                         ---------                 ---------
DISTRIBUTIONS:
  Net Investment Income:
  Class A .......................................................             (532)                      (88)
  Class B .......................................................             (472)                     (188)
  Class C .......................................................              (52)                      (18)
  In Excess of Net Investment Income:
  Class A .......................................................              (94)                       --
  Class B .......................................................              (83)                       --
  Class C .......................................................               (9)                       --
                                                                         ---------                 ---------
                                                                            (1,242)                     (294)
                                                                         ---------                 ---------
  Net Realized Gain:
  Class A .......................................................              (97)                       --
  Class B .......................................................             (796)                       --
  Class C .......................................................              (87)                       --
                                                                         ---------                 ---------
                                                                              (980)                       --
                                                                         ---------                 ---------
  Net Decrease in Net Assets Resulting from Distributions .......           (2,222)                     (294)
                                                                         ---------                 ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ....................................................          166,640                   739,265
  Distributions Reinvested ......................................            2,068                       276
  Redeemed ......................................................         (225,647)                  (29,826)
                                                                         ---------                 ---------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions ..........................................          (56,939)                  709,715
                                                                         ---------                 ---------
  Total Increase/Decrease in Net Assets .........................          (37,099)                  773,309
NET ASSETS--Beginning of Period .................................          773,309                        --
                                                                         ---------                 ---------
NET ASSETS--End of Period (Including undistributed net
  investment income of $188 and $1,301, respectively) ...........        $ 736,210                 $ 773,309
                                                                         =========                 =========
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
  Shares:
    Subscribed ..................................................            7,057                     7,876
    Distributions Reinvested ....................................               60                         8
    Redeemed ....................................................           (7,666)                     (645)
                                                                         ---------                 ---------
  Net Increase/Decrease in Class A Shares Outstanding ...........             (549)                    7,239
                                                                         =========                 =========
  Dollars:
    Subscribed ..................................................        $  76,578                 $  81,031
    Distributions Reinvested ....................................              652                        78
    Redeemed ....................................................          (82,720)                   (7,009)
                                                                         ---------                 ---------
  Net Increase/Decrease .........................................        $  (5,490)                $  74,100
                                                                         =========                 =========
  Ending Paid in Capital ........................................        $  68,606+                $  74,096
                                                                         =========                 =========
  Class B:
-----------------------------------------------------------------
  Shares:
    Subscribed ..................................................            7,094                    57,900
    Distributions Reinvested ....................................              118                        19
    Redeemed ....................................................          (11,280)                   (1,650)
                                                                         ---------                 ---------
  Net Increase/Decrease in Class B Shares Outstanding ...........           (4,068)                   56,269
                                                                         =========                 =========
  Dollars:
    Subscribed ..................................................        $  75,705                 $ 588,891
    Distributions Reinvested ....................................            1,280                       180
    Redeemed ....................................................         (120,388)                  (17,780)
                                                                         ---------                 ---------
  Net Increase/Decrease .........................................        $ (43,403)                $ 571,291
                                                                         =========                 =========
  Ending Paid in Capital ........................................        $ 527,856+                $ 571,259
                                                                         =========                 =========
  Class C:
-----------------------------------------------------------------
  Shares:
    Subscribed ..................................................            1,344                     6,752
    Distributions Reinvested ....................................               13                         2
    Redeemed ....................................................           (2,112)                     (472)
                                                                         ---------                 ---------
  Net Increase in Class C Shares Outstanding ....................             (755)                    6,282
                                                                         =========                 =========
  Dollars:
    Subscribed ..................................................        $  14,357                 $  69,343
    Distributions Reinvested ....................................              136                        18
    Redeemed ....................................................          (22,539)                   (5,037)
                                                                         ---------                 ---------
  Net Increase/Decrease .........................................        $  (8,046)                $  64,324
                                                                         =========                 =========
  Ending Paid in Capital ........................................        $  56,274+                $  64,320
                                                                         =========                 =========

----------

* Commencement of operations
+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                CLASS A                                   CLASS B
                                                 ------------------------------------        ------------------------------------
                                                     YEAR ENDED     OCTOBER 29, 1997*            YEAR ENDED     OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS               JUNE 30, 1999#      TO JUNE 30, 1998        JUNE 30, 1999#      TO JUNE 30, 1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $     11.122          $      10.00          $     11.076          $      10.00
                                                   ------------          ------------          ------------          ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..................           0.047                  0.06                (0.033)                 0.01
  Net Realized and Unrealized Gain/Loss .......           0.404                  1.08                 0.405                  1.07
                                                   ------------          ------------          ------------          ------------
  Total From Investment Operations ............           0.451                  1.14                 0.372                  1.08
                                                   ------------          ------------          ------------          ------------
DISTRIBUTIONS
  Net Investment Income .......................          (0.076)                (0.02)               (0.008)                   --
  In Excess of Net Investment Income ..........          (0.014)                   --                (0.002)                   --
  Net Realized Gain ...........................          (0.014)                   --                (0.014)                   --
                                                   ------------          ------------          ------------          ------------
  Total Distributions .........................          (0.104)                (0.02)               (0.024)                   --
                                                   ------------          ------------          ------------          ------------
NET ASSET VALUE, END OF PERIOD ................    $     11.469          $      11.12          $     11.424          $      11.08
                                                   ============          ============          ============          ============
TOTAL RETURN (1) ..............................            4.05%                11.38%**               3.29%                10.84%**
                                                   ============          ============          ============          ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .............    $     76,731          $     80,508          $    596,339          $    623,229
Ratio of Expenses to Average Net Assets .......            1.65%                 1.70%                 2.40%                 2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..........................            0.44%                 0.88%                (0.31)%                0.12%
Portfolio Turnover Rate .......................              40%                    4%**                 40%                    4%**

                                                                         CLASS C
                                                            -----------------------------------
                                                                YEAR ENDED    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS                          JUNE 30, 1999#     TO JUNE 30, 1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................        $    11.075          $     10.00
                                                               -----------          -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........................             (0.034)                0.01
  Net Realized and Unrealized Gain/Loss ...............              0.406                 1.06
                                                               -----------          -----------
  Total From Investment Operations ....................              0.372                 1.07
                                                               -----------          -----------
DISTRIBUTIONS
  Net Investment Income ...............................             (0.008)                  --
  In Excess of Net Investment Income ..................             (0.002)                  --
  Net Realized Gain ...................................             (0.014)                  --
                                                               -----------          -----------
  Total Distributions .................................             (0.024)                  --
                                                               -----------          -----------
NET ASSET VALUE, END OF PERIOD ........................        $    11.423          $     11.07
                                                               ===========          ===========
TOTAL RETURN (1) ......................................               3.39%               10.74%**
                                                               ===========          ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....................        $    63,140          $    69,572
Ratio of Expenses to Average Net Assets ...............               2.40%                2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................................              (0.32)%               0.13%
Portfolio Turnover Rate ...............................                 40%                   4%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT
                                                    DEFERRED
                                                  SALES CHARGE
                                               -------------------
YEAR OF REDEMPTION                             CLASS B     CLASS C
------------------                             -------     -------
First........................................   5.00%       1.00%
Second.......................................   4.00%       None
Third........................................   3.00%       None
Fourth.......................................   2.50%       None
Fifth........................................   1.50%       None
Thereafter...................................   None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income and expenses transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                         VAN KAMPEN GLOBAL EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999 for U.S. Federal income tax purposes, net currency losses of approximately $147,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                       NET
                                  APPRECIATION/
  COST        APPREC.     DEPREC.     DEPRECIATION
  (000)       (000)       (000)          (000)
--------     --------    ---------    -------------
$674,545     $104,455    $(43,056)      $61,399

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $2,284,000 has been reclassified from paid in capital in excess of par with $1,838,000 posted to undistributed net investment income and $446,000 posted to accumulated net realized gain.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                    CLASS B
                    CLASS A       AND CLASS C
                MAX. OPERATING   MAX. OPERATING
ADVISORY FEE    EXPENSE RATIO    EXPENSE RATIO
------------    --------------   --------------
   1.00%            1.80%            2.55%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $35,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the

                         VAN KAMPEN GLOBAL EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                  JUNE 30, 1999

Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $431,221 for Class A shares and deferred sales charges of $40,909, $2,591,742, and $53,302 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $49,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $106,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $287,379,000 and sales of approximately $318,704,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                  VALUE
                                              SHARES              (000)
------------------------------------------------------------------------
COMMON STOCKS (86.8%)
  AUSTRALIA (2.4%)
    Amcor Ltd. ...........................     43,942           $    243
    AMP Ltd. .............................     63,305                690
    Australian Gas Light Co., Ltd. .......     25,593                155
    Boral Ltd. ...........................     76,468                129
    Brambles Industries Ltd. .............     14,761                387
    Broken Hill Proprietary Co., Ltd. ....    135,000              1,558
    Coca-Cola Amatil Ltd. ................     64,066                257
    Coles Myer Ltd. ......................     73,971                429
    Colonial Ltd. ........................     60,692                214
    CSL Ltd. .............................      7,167                 62
    CSR Ltd. .............................     69,030                197
    Faulding (F.H.) & Co. Ltd. ...........      8,373                 51
    Fosters Brewing Ltd. .................    119,412                335
    General Property Trust................     92,060                149
    GIO Australia Holdings Ltd. ..........     45,469                110
    Goodman Fielder Ltd. .................     90,483                 80
    Leighton Holdings Ltd. ...............     18,450                 72
    Lend Lease Corp., Ltd. ...............     36,172                495
    Mayne Nickless Ltd. ..................     24,819                 85
    National Australia Bank Ltd. .........     89,258              1,471
    News Corp., Ltd. .....................    126,779              1,078
    Normandy Mining Ltd. .................    133,037                 88
    North Broken Hill Peko Ltd. ..........     64,684                131
    Orica Ltd. ...........................     19,541                106
    Pacific Dunlop Ltd. ..................     72,472                104
    Pioneer International Ltd. ...........     62,368                158
    QBE Insurance Group Ltd. .............     27,089                103
    Rio Tinto Ltd. .......................     12,573                205
    Santos Ltd. ..........................     40,735                133
    Schroders Property Fund...............     26,497                 41
    Smith (Howard) Ltd. ..................     13,530                103
    Southcorp Holdings Ltd. ..............     42,987                173
    (a)Stockland Trust Group..............        441                  1
    Stockland Trust Group.................     21,230                 48
    Suncorp-Metway Ltd. ..................     21,378                127
    TABCORP Holdings Ltd. ................     22,004                148
    Telstra Corp., Ltd. ..................    326,031              1,861
    Wesfarmers Ltd. ......................     12,783                115
    Westfield Trust.......................     86,614                175
    (a)Westfield Trust (New)..............      1,438                  3
    Westpac Banking Corp., Ltd. ..........    122,607                792
    WMC Ltd. .............................    121,589                520
    Woolworths Ltd. ......................     76,969                255
                                                                --------
                                                                  13,637
                                                                --------
  AUSTRIA (0.7%)
    Austria Mikro Systems International
      AG .................................        503                 18
    Austria Tabakwerke AG ................      3,719                217
    Austrian Airlines Osterreichische
      Luftverkehrs AG ....................      4,142                100
    Bank Austria AG ......................     19,144              1,008
    Bau Holdings AG ......................        795                 25
    Boehler-Udderholm AG .................      1,866                 93
    BWT AG ...............................        285                 54
    Flughafen Wein AG ....................      3,589                151
    Generali AG ..........................      1,197                220
    Lenzing AG ...........................        625                 36
    Mayr-Melnhof Karton AG................      2,026                 92
    Oesterreichische Brau-Beteiligungs
      AG..................................      1,548                 69

                                                                 VALUE
                                              SHARES             (000)
------------------------------------------------------------------------
    Oesterreichish Elektrizitaets 'A'.....      5,159           $    752
    OMV AG................................      4,517                403
    Radex-Heraklith Industriebet AG.......      2,366                 64
    VA Technologies AG....................      2,535                230
    Wienerberger Baustoffindustrie AG.....     11,680                303
                                                                --------
                                                                   3,835
                                                                --------
  CANADA (1.2%)
    Abitibi-Consolidated, Inc. ...........      4,200                 48
    Agrium, Inc. .........................      3,100                 27
    Alberta Energy Co., Ltd. .............      2,400                 77
    Alcan Aluminum Ltd. ..................      4,900                155
    (a)Anderson Exploration Ltd. .........      2,800                 37
    Bank of Montreal......................      5,600                203
    Bank of Nova Scotia...................     10,100                219
    Barrick Gold Corp. ...................      8,200                159
    Barrick Gold Corp. ...................      9,400                181
    BCE, Inc. ............................     13,500                657
    (a)BCT.Telus Communications, Inc. ....      1,865                 45
    BCT.Telus Communications, Inc. 'A' ...        621                 15
    Bombardier, Inc. 'A'..................     13,800                211
    Cameco Corp. .........................      1,200                 25
    (a)Canadian Hunter Exploration Ltd. ..      1,350                 20
    Canadian Imperial Bank of Commerce....      8,400                200
    (a)Canadian Natural Resources Ltd. ...      2,100                 41
    Canadian Occidental Petroleum Ltd. ...      3,000                 48
    Canadian Pacific Ltd. ................      7,300                173
    Canadian Tire Corp. 'A' ..............      2,000                 58
    Cominco Ltd. .........................      1,900                 32
    Dofasco, Inc. ........................      2,200                 36
    Edperbarascan Corp. 'A' ..............      3,600                 55
    (a)Fairfax Financial Holdings Ltd. ...        200                 54
    George Weston Ltd. ...................      2,900                128
    (a)Gulf Canada Resources Ltd. ........     19,900                 82
    Imasco Ltd. ..........................      9,000                242
    Imperial Oil Ltd. ....................     10,000                190
    Inco Ltd. ............................      3,600                 64
    Laidlaw, Inc. 'B' ....................      7,100                 52
    (a)Loewen Group, Inc. ................      1,600                  1
    Macmillan Bloedel Ltd. ...............      3,000                 54
    Magna International, Inc. 'A' ........      1,600                 90
    MDS Inc. 'B' .........................      1,300                 28
    National Bank of Canada ..............      3,800                 50
    (a)Newbridge Networks Corp. ..........      3,600                103
    Nexfor, Inc. .........................      2,354                 15
    Noranda, Inc. ........................      5,400                 71
    Northern Telecom Ltd. ................     13,600              1,162
    NOVA Chemicals Corp. .................        208                  5
    Petro-Canada .........................      6,200                 85
    Placer Dome, Inc. ....................     22,560                262
    (a)Poco Petroleums Ltd. ..............      3,200                 26
    Potash Corp. of Saskatchewan, Inc. ...      1,200                 62
    Power Corp. of Canada ................      3,600                 69
    Quebecor, Inc. 'B' ...................      1,700                 41
    (a)Renaissance Energy Ltd. ...........      3,200                 43
    (a)Rogers Communication, Inc. 'B' ....      3,700                 59
    Royal Bank of Canada .................      6,500                287
    Seagram Co., Ltd. ....................      7,400                368
    Suncor Energy, Inc. ..................      2,400                 98
    (a)Talisman Energy, Inc. .............      2,300                 62
    Thomson Corp. ........................     12,600                380

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999


                                                                                   VALUE
                                                                  SHARES           (000)
----------------------------------------------------------------------------------------
  CANADA (CONT.)
    TransAlta Corp. ...................................           1,800         $     27
    Transcanada Pipelines Ltd. ........................          10,344              146
    Westcoast Energy, Inc. ............................           2,600               51
                                                                                --------
                                                                                   7,179
                                                                                --------

  FRANCE (1.8%)
    Accor S.A. ........................................             396              100
    Alcatel ...........................................           5,046              711
    Axa ...............................................           3,452              422
    Banque Nationale de Paris .........................           2,154              180
    BIC Corp. .........................................             643               34
    Bouygues ..........................................             292               77
    Canal Plus ........................................             322               90
    Cap Gemini S.A. ...................................           1,817              286
    Carrefour S.A. ....................................           2,406              354
    Cie de Saint-Gobain ...............................           1,041              166
    Dassault Systemes S.A. ............................           3,172              105
    Elf Aquitaine .....................................           2,911              428
    Eridania Beghin-Say S.A. ..........................             451               65
    Essilor International .............................             141               44
    Etablissements Economiques du Casino
      Guichard-Perrachon ..............................             800               70
    France Telecom S.A. ...............................           6,286              475
    Groupe Danone RFD .................................             658              170
    Klepierre .........................................           6,678              627
    L'air Liquide .....................................             959              151
    L'Oreal ...........................................             688              466
    Lafarge S.A. ......................................           1,141              109
    Lagardere S.C.A. ..................................           1,495               56
    Legrand S.A. ......................................             299               61
    (a)LVMH Moet Hennessy Louis Vuitton ...............             921              270
    Michelin (C.G.D.E.) 'B' ...........................           2,247               92
    Paribas ...........................................           1,846              207
    Pernod-Ricard .....................................             742               50
    Pinault-Printemps-Redoute .........................           1,235              212
    Promodes ..........................................             198              130
    PSA Peugeot Citroen S.A. ..........................             549               87
    Rhone-Poulenc S.A. 'A' ............................           3,917              179
    Sagem .............................................              30               20
    Sanofi-Synthelabo S.A. ............................           4,528              192
    Schneider S.A. ....................................           1,810              102
    Silic .............................................           1,723              271
    Simco S.A. (Registered) ...........................           8,930              756
    Societe Fonciere Lyonnaise ........................           1,725              246
    Societe Generale ..................................           1,008              178
    Sodexho S.A. ......................................             650              112
    Suez Lyonnaise des Eaux ...........................           1,493              270
    Thomson CSF S.A. ..................................           1,735               60
    (a)Total S.A. 'B' .................................           2,710              350
    Unibail ...........................................           6,450              826
    Usinor Sacilor ....................................           3,012               45
    (a)Valeo S.A. .....................................             935               77
    Vivendi ...........................................           4,941              401
                                                                                --------
                                                                                  10,380
                                                                                --------
  GERMANY (3.4%)
    Adidas-Salomon AG .................................           1,483              145
    Agiv AG ...........................................           1,450               33
    Allianz AG ........................................           7,292            2,040



                                                                                   VALUE
                                                                  SHARES           (000)
----------------------------------------------------------------------------------------
    AMB Aachener & Muenchener Beteiligungs AG .........             600         $     60
    BASF AG ...........................................          18,500              814
    Bayer AG ..........................................          21,300              887
    Bayer Vereinsbank AG ..............................          12,025              766
    Bilfinger & Berger Bau AG .........................           1,950               48
    Brau und Brunnen AG ...............................              33                2
    CKAG Colonia Konzern AG ...........................             717               68
    Continental AG ....................................           3,533               85
    Daimler-Chrysler AG ...............................               1               --
    Daimler-Chrysler AG ...............................          29,729            2,600
    (a)Degussa AG .....................................           2,183               91
    Deutsche Bank AG ..................................          15,100              921
    (a)Deutsche Telekom AG ............................          39,688            1,670
    Dresdner Bank AG ..................................          14,617              569
    FAG Kugelfischer Georg Schaefer AG ................           4,500               44
    Heidelberger Zement AG ............................             603               49
    Hochtief AG .......................................           3,183              145
    Karstadt AG .......................................             350              167
    Kloeckner-Humboldt-Deutz AG .......................           2,067               14
    Linde AG ..........................................             233              140
    Lufthansa AG ......................................          10,700              195
    MAN AG ............................................           3,500              119
    Mannesmann AG .....................................           6,620              991
    Merck KGaA AG .....................................           6,440              209
    Metro AG ..........................................           7,057              450
    (a)Metro AG .......................................             600                3
    Muenchener Rueckversicherungs-
      Gesellschaft AG (Registered) ....................           2,447              462
    Muenchener Rueckversicherungs-
      Gesellschaft AG (Registered) ....................           2,447              457
    Preussag AG .......................................           5,000              270
    RWE AG ............................................          12,704              589
    SAP AG ............................................           1,727              593
    Schering AG .......................................           2,300              246
    Siemens AG ........................................          16,783            1,296
    (a)Thyssen AG .....................................          12,170              267
    VEBA AG ...........................................          14,733              870
    Viag AG ...........................................             845              393
    Volkswagen AG .....................................           8,730              564
                                                                                --------
                                                                                  19,332
                                                                                --------
  GREECE (0.0%)
    Alpha Credit Bank S.A. ............................           1,387               90
                                                                                --------
  HONG KONG (1.0%)
    Bank of East Asia..................................          41,800              106
    Cathay Pacific Airways Ltd. .......................          93,000              143
    Cheung Kong Holdings Ltd. .........................          72,000              640
    CLP Holdings Ltd. .................................          79,500              386
    Dickson Concepts International Ltd. ...............          25,000               18
    Hang Lung Development Corp. .......................          48,000               59
    Hang Seng Bank Ltd. ...............................          59,200              662
    (a)Hong Kong & China Gas Co., Ltd. ................         150,000              217
    Hong Kong Land Holdings Ltd. ......................             508                1
    Hong Kong Shanghai Hotels. ........................          22,000               19
    Hong Kong Telecommunications Ltd. .................         358,800              932
    Hopewell Holdings Ltd. ............................          51,000               39
    Hutchison Whampoa Ltd. ............................         108,000              978
    Hysan Development Co. .............................          33,781               51
    Johnson Electric Holdings Ltd. ....................          26,000              107

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999


                                                                                 VALUE
                                                                  SHARES         (000)
-----------------------------------------------------------------------------------------
  HONG KONG (CONT.)
    New World Development Co., Ltd. ...................           67,000        $     201
    Shangri-La Asia Ltd. ..............................           32,000               39
    Sino Land Co. .....................................           74,001               42
    South China Morning Post ..........................           62,000               35
    Sun Hung Kai Properties Ltd. ......................           67,000              611
    Swire Pacific Ltd. 'A' ............................           48,500              240
    Television Broadcasting Ltd. ......................           11,000               52
    Wharf Holdings Ltd. ...............................           68,000              212
                                                                                ---------
                                                                                    5,790
                                                                                ---------
  ITALY (2.5%)
    Alitalia ..........................................           62,254              162
    Assicurazioni Generali S.p.A. .....................           44,676            1,550
    Banca Commerciale Italiana ........................           81,300              594
    Banco Ambrosiano Veneto ...........................           85,900              413
    Banco Popolare di Milano ..........................           11,000               85
    Benetton Group S.p.A. .............................           76,300              150
    Burgo Cartiere S.p.A. .............................            3,700               24
    CIR-Compagnie Industriali Riunite
      S.p.A. ..........................................              700                1
    Credito Italiano S.p.A. ...........................          196,215              863
    Edison S.p.A. .....................................           31,000              269
    Ente Nazionale Idrocarburi S.p.A. .................          360,000            2,152
    Falck Acciaierie & Ferriere
      Lombarde ........................................            2,000               15
    Fiat S.p.A. .......................................          261,630              829
    Fiat S.p.A. di Risp NCS ...........................           44,970               77
    Impreglio S.p.A. ..................................           21,000               18
    Istituto Nazionale delle Assicurazioni
      (INA) ...........................................          176,680              410
    Italcementi S.p.A. ................................            7,300               93
    Italcementi S.p.A. ................................           10,150               51
    Italgas ...........................................           20,400               86
    La Rinascente S.p.A. ..............................            9,878               75
    Magneti Marelli S.p.A. ............................           14,000               19
    Mediaset S.p.A. ...................................           49,000              436
    Mediobanca S.p.A. .................................           29,260              307
    Montedison S.p.A. .................................           92,616              151
    Montedison S.p.A. di Risp NCS .....................           30,628               36
    (a)Olivetti Group .................................           76,180              183
    Parmalat Finanziaria S.p.A. .......................           79,640              104
    Pirelli S.p.A. ....................................          100,000              273
    R.A.S. ............................................           21,769              212
    R.A.S. di Risp ....................................              462                4
    S.A.I. ............................................              250                1
    S.A.I. ............................................            6,100               63
    San Paolo-Imi S.p.A. ..............................           62,176              847
    Sirti S.p.A. ......................................            8,000               39
    Snia BPD S.p.A. ...................................           41,000               51
    Telecom Italia Mobile S.p.A. ......................          178,400            1,067
    Telecom Italia Mobile S.p.A. RNC ..................           43,400              160
    Telecom Italia S.p.A. .............................           30,162              164
    Telecom Italia S.p.A. .............................           96,388            1,003
    Unione Immobiliare S.p.A. .........................        2,666,907            1,184
                                                                                ---------
                                                                                   14,221
                                                                                ---------
  JAPAN (10.9%)
    Acom Co., Ltd. ....................................            4,500              389
    Ajinomoto Co., Inc. ...............................           45,800              523
    (a)Aoki Corp. .....................................           47,800               30
    Asahi Bank Ltd. ...................................           64,500              310
    Asahi Breweries Ltd. ..............................           29,000              361
    Asahi Chemical Industry Co., Ltd. .................           85,400              474




                                                                                   VALUE
                                                                  SHARES           (000)
-----------------------------------------------------------------------------------------
    Asahi Glass Co. ...................................           80,600        $     523
    Bank of Tokyo-Mitsubishi Ltd. .....................          180,600            2,574
    Bank of Yokohama ..................................           23,500               60
    Bridgestone Corp. .................................           32,000              969
    Canon, Inc. .......................................           34,800            1,002
    Casio Computer Co., Ltd. ..........................           17,000              129
    Chiba Bank Ltd. ...................................           22,800               84
    Chugai Pharmaceutical Ltd. ........................           29,800              321
    Credit Saison Co., Ltd. ...........................            5,100              107
    Dai Nippon Printing Co., Ltd. .....................           32,800              525
    Daiei, Inc. .......................................           29,800              102
    Daikin Industries Ltd. ............................           28,800              335
    Daiwa House Industry ..............................           29,800              314
    Daiwa Securities Co., Ltd. ........................          108,000              715
    Denso Corp. .......................................           10,600              216
    East Japan Railway Co. ............................              170              914
    Ebara Corp. .......................................           19,800              236
    Fanuc Co. .........................................           12,200              656
    Fuji Bank .........................................          171,000            1,194
    Fuji Photo Film Co. ...............................           17,000              644
    Fujitsu Ltd. ......................................           70,600            1,422
    Furukawa Electric Co., Ltd. .......................           20,800               96
    Gunma Bank Ltd. ...................................           11,000               69
    Hankyu Corp. ......................................           37,000              147
    (a)Hazama Corp. ...................................           28,000               23
    Hitachi Ltd. ......................................          143,000            1,343
    Honda Motor Co. ...................................           34,000            1,443
    Industrial Bank of Japan Ltd. .....................           79,000              627
    Ito-Yokado Co., Ltd. ..............................           14,000              938
    Japan Airlines Co., Ltd. ..........................           90,000              298
    Japan Energy Corp. ................................           67,600               79
    Joyo Bank .........................................           11,800               46
    Jusco Co. .........................................           14,800              269
    Kajima Corp. ......................................           55,600              202
    Kansai Electric Power Co. .........................           36,600              696
    KAO Corp. .........................................           37,800            1,063
    Kawasaki Steel Corp. ..............................           45,600               85
    Kinki Nippon Railway Co., Ltd. ....................           65,600              323
    Kirin Brewery Co., Ltd. ...........................           57,600              691
    Komatsu Ltd. ......................................           52,600              336
    Kubota Corp. ......................................           81,400              244
    Kumagai Gumi Co., Ltd. ............................           88,600               99
    Kyocera Corp. .....................................            8,500              499
    Kyowa Hakko Kogyo Co., Ltd. .......................           26,800              154
    Marubeni Corp. ....................................           77,200              162
    Marui Co., Ltd. ...................................            6,800              113
    Matsushita Electric Industrial Co., Ltd. ..........           72,400            1,408
    Mitsubishi Chemical Corp. .........................           86,000              298
    Mitsubishi Corp. ..................................           76,000              516
    Mitsubishi Electric Corp. .........................          101,400              390
    Mitsubishi Estate Co., Ltd. .......................           24,000              234
    Mitsubishi Heavy Industries Ltd. ..................          155,000              630
    Mitsubishi Materials Corp. ........................           54,600              122
    Mitsubishi Trust and Banking Corp. ................           38,000              370
    Mitsui & Co. ......................................           78,200              546
    Mitsui Engineering & Shipbuilding Co., Ltd. .......           56,600               64
    Mitsui Fudosan Co., Ltd. ..........................           18,000              146
    Mitsui Trust & Banking Co., Ltd. ..................            1,400                2
    Mitsukoshi Ltd. ...................................           29,800              130
    Murata Manufacturing Co., Inc. ....................           12,000              790
    Mycal Corp. .......................................           18,800              118

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999


                                                                               VALUE
                                                               SHARES          (000)
-------------------------------------------------------------------------------------
  JAPAN (CONT.)
    NEC Corp. .........................................         50,600        $   630
    New OJI Paper Co., Ltd. ...........................         57,600            334
    NGK Insulators Ltd. ...............................         29,800            312
    Nippon Express Co., Ltd. ..........................         22,000            132
    Nippon Fire & Marine Insurance Co. ................         26,800             91
    Nippon Light Metal Co. ............................         26,800             40
    Nippon Meat Packers, Inc. .........................         26,800            350
    Nippon Oil Co. ....................................         82,600            349
    Nippon Steel Corp. ................................        320,000            744
    Nippon Telegraph & Telephone Corp. ADR.............            433          5,051
    Nippon Yusen Kabushiki Kaisha .....................         80,400            310
    Nissan Fire & Marine Insurance Co., Ltd. ..........            350              1
    Nissan Motor Co., Ltd. ............................        102,400            490
    NKK Corp. .........................................        168,000            138
    Nomura Securities Co., Ltd. .......................         55,000            645
    Odakyu Electric Railway Co. .......................         31,800            107
    Orix Corp. ........................................          1,300            116
    Osaka Gas Co. .....................................        114,200            388
    Penta-Ocean Construction Co., Ltd. ................         26,800             47
    Pioneer Electronic Corp. ..........................          8,000            156
    Rohm Co. ..........................................          3,000            470
    Sakura Bank Ltd. ..................................        108,200            411
    Sankyo Co., Ltd. ..................................         21,800            550
    Sanwa Bank Ltd. ...................................         80,000            788
    Sanyo Electric Co., Ltd. ..........................         73,400            299
    Secom Co. .........................................          6,800            709
    Sega Enterprises Ltd. .............................          5,800             77
    Sekisui House Ltd. ................................         28,800            311
    Sharp Corp. .......................................         48,600            575
    Shimano Inc. ......................................          8,000            190
    Shimizu Corp. .....................................         40,800            159
    Shin-Etsu Chemical Co. ............................         12,000            402
    Shiseido Co., Ltd. ................................         13,000            195
    Shizuoka Bank. ....................................         15,800            158
    Showa Denko K.K. ..................................         54,600             70
    SMC Corp. .........................................          2,100            235
    Softbank Corp. ....................................            900            183
    Sony Corp. ........................................         12,000          1,296
    Sumitomo Bank Ltd. ................................         69,000            857
    Sumitomo Chemical Co. .............................        108,200            497
    Sumitomo Corp. ....................................         55,400            406
    Sumitomo Electric Industries ......................         38,800            442
    Sumitomo Forestry Co., Ltd. .......................         17,000            132
    Sumitomo Metal Industries Ltd. ....................        103,400            129
    Sumitomo Metal Mining Co. .........................         28,000            116
    Sumitomo Osaka Cement Co., Ltd. ...................         27,800             54
    Taisei Corp., Ltd. ................................         57,600            127
    Taisho Pharmaceutical Co. .........................         17,000            563
    Taiyo Yuden Co., Ltd. .............................         33,000            542
    Takeda Chemical Industries ........................         32,800          1,522
    Teijin Ltd. .......................................         57,600            234
    The 77 Bank Ltd. ..................................         12,000            105
    Tobu Railway Co. ..................................         36,800            104
    Tohoku Electric Power Co., Ltd. ...................         19,500            296
    Tokai Bank Ltd. ...................................         53,600            306
    Tokio Marine & Fire Insurance Co. .................         79,400            864
    Tokyo Electric Power Co. ..........................         47,300          1,000
    Tokyo Electron Ltd. ...............................          4,000            272


                                                                               VALUE
                                                               SHARES          (000)
-------------------------------------------------------------------------------------
    Tokyo Gas Co. .....................................        108,200        $   267
    Tokyu Corp. .......................................         45,800            116
    Toppan Printing Co., Ltd. .........................         37,800            422
    Toray Industries, Inc. ............................         84,500            424
    Toto Ltd. .........................................         29,800            231
    Toyobo Ltd. .......................................         58,600             89
    Toyota Motor Corp. ................................        118,000          3,739
    Ube Industries Ltd. ...............................         54,600            118
    Yokogawa Electric Corp. ...........................         30,000            177
                                                                              -------
                                                                               62,598
                                                                              -------
  NETHERLANDS (3.5%)
    ABN Amro Holdings N.V. ............................         58,059          1,259
    Aegon N.V. ........................................         22,400          1,627
    Akzo Nobel N.V. ...................................         13,319            561
    Buhrmann N.V. .....................................            122              2
    Elsevier N.V. .....................................         24,030            279
    Getronics N.V. ....................................          2,861            110
    Hagemeyer N.V. ....................................          4,384            143
    Heineken N.V. .....................................         12,409            636
    ING Groep N.V. ....................................         37,247          2,019
    KLM Royal Dutch Airlines N.V. .....................          3,379             96
    Koninklijke Ahold N.V. ............................         23,809            821
    KPN N.V. ..........................................         11,250            529
    Oce N.V. ..........................................          3,679             94
    Philips Electronics N.V. ..........................         13,222          1,306
    Royal Dutch Petroleum .............................         85,956          5,041
    Royal Dutch Petroleum Co., New York Shares ........         28,700          1,729
    Schlumberger Ltd. .................................          7,900            503
    Stork N.V. ........................................            120              3
    TNT Post Group N.V. ...............................         19,569            468
    (a)Unilever N.V. CVA. .............................         23,294          1,572
    (a)Unilever N.V. ..................................          7,500            523
    Vedior N.V. .......................................          2,920             50
    Wolters Kluwer N.V. ...............................         11,684            466
                                                                              -------
                                                                               19,837
                                                                              -------
  SINGAPORE (1.5%)
    City Developments Ltd. ............................         99,000            634
    Comfort Group Ltd. ................................         65,000             40
    Creative Technology Ltd. ..........................         11,150            145
    Cycle & Carriage Ltd. .............................         19,000            109
    DBS Land Ltd. .....................................        131,000            262
    Development Bank of Singapore Ltd. (Foreign) ......         76,000            929
    First Capital Corp. ...............................         36,000             56
    Fraser & Neave Ltd. ...............................         36,000            160
    Hotel Properties Ltd. .............................         49,000             51
    Inchcape Bhd. .....................................          5,000              8
    Keppel Corp. ......................................        105,000            358
    NatSteel Ltd. .....................................         45,000             79
    Neptune Orient Lines Ltd. .........................         28,000             34
    Oversea-Chinese Banking Corp., Ltd. (Foreign)......        119,000            993
    Overseas Union Enterprise Ltd. ....................         20,000             63
    Parkway Holdings Ltd. .............................         45,000            111
    Sembcorp Industries Ltd. ..........................        148,235            235
    Singapore Airlines Ltd. (Foreign) .................        112,000          1,066
    Singapore Press Holdings ..........................         45,000            767
    Singapore Technology Engineering Ltd. .............        355,000            403

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999


                                                                               VALUE
                                                               SHARES          (000)
-------------------------------------------------------------------------------------
  SINGAPORE (CONT.)
    Singapore Telecommunications Ltd. .................        702,000        $ 1,204
    Straits Trading Co., Ltd. .........................         13,000             17
    United Industrial Corp., Ltd. .....................        167,000            113
    United Overseas Bank Ltd. (Foreign) ...............         87,000            608
    United Overseas Land Ltd. .........................         74,000             83
    Venture Manufacturing Ltd. ........................         25,000            192
                                                                              -------
                                                                                8,720
                                                                              -------
  SPAIN (2.1%)
    Acerinox S.A. .....................................          3,764            110
    ACS S.A. ..........................................          2,802             80
    Argentaria S.A. ...................................         26,319            600
    Autopistas Concesionaria Espanola S.A. ............         13,943            163
    Azucarere Ebro Agricolas S.A. .....................          3,766             58
    Banco Bilbao Vizcaya S.A. (Registered) ............        104,767          1,516
    Banco Santander Central Hispano S.A. ..............        179,712          1,874
    Corporacion Financiera Alba S.A. ..................            753            122
    Corporacion Mapfre S.A. ...........................          3,696             75
    Empresa Nacional de Cellulosas S.A. ...............             34              1
    Endesa S.A. .......................................         49,484          1,057
    Energia y Industrias Aragonesas S.A. ..............             12             --
    Fomento de Construcciones y Contratas S.A. ........          3,764            216
    Gas Natural SDG S.A. 'E' ..........................          7,527            548
    General de Aguas de Barcelona S.A. ................          2,379            124
    Gropo Dragados, S.A. ..............................          8,955            105
    Iberdrola S.A. ....................................         45,207            689
    Immobiliaria Metropolitana Vasco Central S.A. .....         27,499            539
    Prima Inmobiliaria S.A. ...........................         30,600            237
    Repsol S.A. .......................................         48,858            999
    Sol Melia S.A. ....................................          1,647             70
    Tabacalera S.A. 'A' ...............................          8,964            181
    (a)Telefonica S.A. ................................         33,095          1,596
    (a)TelePizza S.A. .................................         10,943             57
    Union Electrica Fenosa S.A. .......................         14,986            196
    Vallehermoso S.A. .................................         90,415            877
    (a)Viscofan Industria Navarra de
       Envolturas Calulosicas S.A. ....................             68              1
    Zardoya-Otis S.A. .................................          1,264             32
                                                                              -------
                                                                               12,123
                                                                              -------
  SWEDEN (1.7%)
    ABB AB 'A' ........................................          9,900            132
    ABB AB 'B' ........................................            700              9
    (a)ABB Ltd ........................................          3,005            282
    AGA AG 'B' ........................................          8,400            104
    Atlas Copco AB 'A' ................................          6,650            182
    Atlas Copco AB 'B' ................................          3,600             97
    Castellum AB ......................................         31,600            299
    Diligentia AB .....................................         51,786            404
    Drott AB 'B' ......................................         32,300            263
    Electrolux AB 'B' .................................         15,900            334
    Ericsson AB .......................................         68,700          2,211
    Fastighets AB Tornet ..............................         17,610            240
    ForeningsSparbanken AB ............................         27,450            389
    Hennes & Mauritz AB 'B' ...........................         42,400          1,051
    (a)NetCom Systems AB 'B' ..........................          3,400            115
    OM Gruppen AB .....................................          3,800             43
    Sandvik AB 'A' ....................................         10,200            223
    Sandvik AB 'B' ....................................          4,200             93


                                                                               VALUE
                                                               SHARES          (000)
-------------------------------------------------------------------------------------
    SCA AB 'B' ........................................         11,500        $   299
    Securitas AB 'B' ..................................         20,200            303
    Skandia Forsakrings AB ............................         26,700            501
    Skandinaviska Enskilda Banken AB 'A' ..............         31,100            364
    Skanska AB 'B' ....................................          6,500            246
    SKF AB 'B' ........................................          4,500             83
    Svenska Handelsbanken 'A' .........................         33,600            405
    Svenskt Stal AB 'A' ...............................          6,300             79
    Trelleborg AB 'B' .................................          7,600             67
    Volvo AB 'A' ......................................          7,600            220
    Volvo AB 'B' ......................................         15,900            463
    Wm-Data AB 'B' ....................................          2,700            103
                                                                              -------
                                                                                9,604
                                                                              -------
  SWITZERLAND (2.2%)
    ABB Ltd. (New) ....................................          3,969            375
    Adecco S.A. (Registered) ..........................            470            252
    Alusuisse-Lonza Holding AG (Registered) ...........            160            187
    CS Holding AG (Registered) ........................          6,850          1,188
    Georg Fischer AG (Registered) .....................             85             28
    Holderbank Financiere Glarus AG (Bearer) ..........            175            207
    Nestle S.A. (Registered) ..........................          1,005          1,814
    Novartis AG (Registered) ..........................          1,636          2,393
    Roche Holding AG (Bearer) .........................             42            693
    Roche Holding AG-Genusshein .......................            177          1,823
    Sairgroup (Registered) ............................            405             85
    Schweizerische Rueckver (Registered) ..............            375            715
    SGS Societe Generale de Surveillance
      Holding S.A. (Bearer) ...........................             50             52
    SMH AG (Bearer) ...................................            135             91
    Sulzer AG (Registered) ............................            110             67
    Swisscom AG (Registered) ..........................          1,090            411
    UBS AG (Registered) ...............................          5,181          1,549
    Valora Holding AG (Registered) ....................            165             38
    Zurich Allied AG (New) ............................          1,205            686
                                                                              -------
                                                                               12,654
                                                                              -------
  UNITED KINGDOM (10.5%)
    Abbey National plc ................................         40,603            763
    Albert Fisher Group plc ...........................         58,227             12
    Alldays plc .......................................          3,096              4
    Allders plc .......................................          4,039              9
    Allied Zurich plc .................................         43,182            543
    Amec plc ..........................................         11,811             48
    Anglian Water plc .................................         31,582            350
    Arjo Wiggins Appleton plc .........................         28,433             99
    Associated British Foods plc ......................         25,719            170
    Associated British Ports Holdings plc .............         83,014            376
    AstraZeneca Group .................................         13,873            537
    AstraZeneca plc ...................................         26,569          1,038
    BAA plc ...........................................         31,685            305
    Barclays plc ......................................         40,838          1,189
    Barrat Developments plc ...........................         16,890             95
    Bass plc ..........................................         23,324            339
    BBA Group plc .....................................          2,022             16
    Beazer Group plc ..................................         38,215            121
    Berisford plc .....................................         26,471            101
    BG plc ............................................        112,642            689
    BICC plc ..........................................         31,967             46
    Blue Circle Industries plc ........................         52,594            350

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999


                                                                               VALUE
                                                               SHARES          (000)
-------------------------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
    BOC Group plc .....................................         16,708        $   327
    Boots Co. plc .....................................         28,579            340
    BP Amoco plc ......................................        234,126          4,199
    BPB Industries plc ................................         77,860            462
    British Aerospace plc .............................         55,389            360
    British Airways plc ...............................         31,222            216
    British American Tobacco plc ......................         43,182            406
    British Land Co. plc ..............................        224,516          1,879
    British Sky Broadcasting Group plc ................         46,468            431
    British Steel plc .................................         78,328            203
    British Telecommunications plc ....................        103,228          1,731
    Burmah Castrol plc ................................         34,128            648
    Cable & Wireless plc ..............................         37,650            480
    Cadbury Schweppes plc .............................         55,210            352
    Capital Shopping Centers plc ......................         60,550            384
    Caradon plc .......................................         97,945            232
    Carpetright plc ...................................         16,769            104
    Centrica plc ......................................        128,580            302
    Cobham plc ........................................         19,249            307
    Commercial Union plc ..............................         27,431            397
    Compass Group plc .................................         20,035            199
    Delta plc .........................................          3,953              9
    Diageo plc ........................................         98,750          1,032
    Dialog Corporation plc ............................          7,331             11
    Emap plc ..........................................          9,770            171
    EMI Group plc .....................................         80,014            642
    Enterprise Oil plc ................................         40,199            262
    Firstgroup plc ....................................         38,972            212
    FKI plc ...........................................         31,227             97
    General Electric plc ..............................         79,686            813
    GKN plc ...........................................         42,906            733
    Glaxo Wellcome plc ................................         85,295          2,372
    Granada Group plc .................................         25,911            481
    Grantchester Holdings plc .........................        273,830            741
    Great Portland Estates plc ........................        140,530            486
    Great Universal Stores plc ........................         29,417            326
    Greycoat plc ......................................          8,968             36
    Halifax plc .......................................         66,139            790
    Hammerson plc .....................................        100,910            756
    Hanson plc ........................................         59,228            526
    Hilton Group plc ..................................         43,911            174
    House of Fraser plc ...............................         22,703             31
    HSBC Holdings plc .................................         66,014          2,339
    Hyder plc .........................................         39,193            467
    IMI plc ...........................................         37,585            152
    Imperial Chemical Industries plc ..................         21,041            208
    Invensys plc ......................................        215,159          1,019
    Jarvis plc ........................................         21,676            101
    JBA Holdings plc ..................................          2,387              4
    Johnson Matthey plc ...............................         44,295            433
    Kingfisher plc ....................................         43,082            496
    Laird Group plc ...................................         10,539             44
    Land Securities plc ...............................        201,165          2,707
    Lasmo plc .........................................        135,898            311
    Legal & General Group plc .........................        149,612            381
    Lex Service plc ...................................         21,762            201
    LIMIT plc .........................................         87,179            184
    Lloyds TSB Group plc ..............................        144,074          1,955


                                                                               VALUE
                                                               SHARES          (000)
-------------------------------------------------------------------------------------
    London Clubs International plc ....................         31,795        $    72
    London Forfaiting Co., plc ........................         11,737             11
    Lonmin plc ........................................         35,802            333
    Low & Bonar plc ...................................          3,132             10
    Manchester United plc .............................          3,027             10
    Marks & Spencer plc ...............................         79,288            459
    Mayflower Corporation plc .........................            396              1
    McKechnie plc .....................................          3,630             28
    Meggitt plc .......................................          9,288             29
    MEPC plc ..........................................        169,153          1,377
    Mirror Group News Ord plc .........................         32,562            127
    Misys plc .........................................         72,884            624
    National Power plc ................................         36,850            269
    Next plc ..........................................         42,540            517
    NFC plc ...........................................         64,004            208
    Ocean Group plc ...................................          1,489             25
    (a)Parity plc .....................................         14,245            140
    Pearson plc .......................................              1             --
    Peninsular & Oriental Steam Navigation Co .........         21,474            323
    Pennon Group plc ..................................         17,517            293
    Pilkington plc ....................................        213,754            311
    Powerscreen International plc .....................          3,303             10
    Provident Financial plc ...........................              7             --
    Prudential Corp. plc ..............................         54,935            809
    Racal Electronic plc ..............................         15,431             94
    Railtrack Group plc ...............................         13,746            281
    Rank Group plc ....................................         68,009            271
    Reed International plc ............................         33,290            222
    Rentokil Initial plc ..............................         78,591            307
    Reuters Holdings plc ..............................         40,134            528
    Rexam plc .........................................         22,695             92
    Rio Tinto plc .....................................         31,413            527
    RMC Group plc .....................................         12,110            195
    Rolls-Royce plc ...................................         56,619            240
    Royal & Sun Alliance Insurance Group plc ..........         38,002            341
    Rugby Group plc ...................................         20,156             36
    Safeway plc .......................................         30,418            122
    Sainsbury (J) plc .................................         52,895            334
    Schroders Property Fund ...........................          4,417             90
    Scotia Holdings plc ...............................          8,881             16
    Scottish & Southern Energy plc ....................         34,834            357
    Scottish Power plc ................................         36,236            313
    Skillsgroup plc ...................................          2,700             13
    Slough Estates plc ................................        189,716          1,077
    SmithKline Beecham plc ............................        146,865          1,910
    Smiths Industries plc .............................          8,351            110
    Stagecoach Holdings plc ...........................         68,744            246
    Tarmac plc ........................................         40,831             77
    Tate & Lyle plc ...................................         21,085            132
    Taylor Woodrow plc ................................         19,736             57
    Tesco plc .........................................         89,024            229
    Thames Water plc ..................................         14,894            236
    The Berkeley Group plc ............................         10,202            123
    TI Group plc ......................................         17,948            120
    Torotrac plc ......................................          2,634              8
    Unilever plc ......................................         95,100            847
    United Utilities ..................................         19,397            236
    Vickers plc .......................................          4,410             11
    Vodafone Group plc ................................         49,284            972
    Wickes plc ........................................          1,852             11
    William Baird plc .................................         25,635             46

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)


                                 JUNE 30, 1999


                                                                               VALUE
                                                               SHARES          (000)
-------------------------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
    WPP Group plc .....................................         45,398        $   384
    Yorkshire Water plc ...............................         29,111            203
                                                                              -------
                                                                               60,262
                                                                              -------
  UNITED STATES (41.4%)
    A.G. Edwards, Inc. ................................          2,500             81
    A.H. Belo Corp., 'A' ..............................          4,200             83
    A.O. Smith Corp. ..................................          6,800            190
    AAR Corp. .........................................          6,600            150
    Abbott Laboratories ...............................         20,600            937
    (a)Abercrombie & Fitch Co. 'A' ....................          3,000            144
    ABM Industries, Inc. ..............................          4,600            141
    (a)Acnielsen Corp. ................................          2,100             64
    (a)Acxiom Corp. ...................................         14,500            362
    Adac Laboratories, Inc. ...........................          4,300             31
    (a)ADC Telecom, Inc. ..............................          3,900            178
    (a)Advo Inc. ......................................          4,600             95
    (a)AES Corp. ......................................          3,600            209
    AETNA, Inc. .......................................          2,400            215
    AFLAC, Inc. .......................................          7,400            354
    AGL Resources, Inc. ...............................          2,100             39
    Air Express International Corp. ...................          8,100            206
    Air Products & Chemicals, Inc. ....................          5,500            221
    Airborne Freight Corp. ............................          2,000             55
    AK Steel Holding Corp. ............................          2,900             65
    (a)Alaska Air Group, Inc. .........................          1,100             46
    Albertson's, Inc. .................................          6,146            317
    Alcoa, Inc. .......................................          6,900            427
    Aliant Communications, Inc. .......................          1,500             69
    Allegheny Energy, Inc. ............................          3,100             99
    Alliant Energy Corp. ..............................          3,800            108
    (a)Alliant Techsystems, Inc. ......................          2,800            242
    Allied Signal, Inc. ...............................          7,900            498
    (a)Allied Waste Industries, Inc. ..................          5,400            107
    Allstate Corp. ....................................         11,300            405
    Alltel Corp. ......................................          3,800            272
    Alpharma, Inc. ....................................          5,900            210
    (a)Altera Corp. ...................................          5,600            206
    (a)Alza Corp. 'A' .................................          3,000            153
    AMBAC Financial Group, Inc. .......................          2,000            114
    Amerada Hess Corp. ................................          2,400            143
    Ameren Corp. ......................................          1,800             69
    American Bankers Insurance Group, Inc. ............          9,100            495
    American Electric Power Co., Inc. .................          2,700            101
    American Express Co. ..............................          5,900            768
    American Financial Group, Inc. ....................          2,200             75
    American General Corp. ............................          4,100            309
    American Home Products Corp. ......................         17,600          1,012
    American International Group, Inc. ................         19,230          2,251
    (a)American Management Systems, Inc. ..............          8,500            273
    (a)American Power Conversion Corp. ................          5,600            113
    (a)American Standard Companies, Inc. ..............          2,400            115
    (a)American Telephone & Telegraph Co. .............         45,145          2,520
    American Water Works, Inc. ........................          2,400             74
    (a)Americredit Corp. ..............................         13,500            216
    Ameritech Corp. ...................................         15,100          1,110
    (a)Amgen, Inc. ....................................          7,300            444
    (a)AMR Corp. ......................................          2,400            164
    (a)Analog Devices .................................          5,000            251



                                                                               VALUE
                                                               SHARES          (000)
-------------------------------------------------------------------------------------
    Analogic Corp. ....................................          3,000        $    93
    Analysts International Corp. ......................          5,200             75
    Anchor Bancorp Wisconsin, Inc. ....................          3,500             62
    Anheuser-Busch Cos., Inc. 'A' .....................          6,900            489
    (a)Anixter International, Inc. ....................         10,800            197
    (a)Ann Taylor Stores Corp. ........................          4,800            216
    Aon Corp. .........................................          4,500            186
    Apogee Enterprises, Inc. ..........................          9,400            126
    (a)Apollo Group, Inc. 'A' .........................          2,600             69
    Applebee's International, Inc. ....................          6,400            193
    Applied Industrial Technologies, Inc. .............          7,300            139
    (a)Applied Material, Inc. .........................          6,000            443
    Applied Power, Inc. 'A' ...........................          8,300            227
    Aptar Group, Inc. .................................          8,500            255
    Arch Chemicals, Inc. ..............................          1,200             29
    Archer Daniels Midland Co. ........................          9,500            147
    (a)Arrow Electronics, Inc. ........................          3,600             68
    Arvin Industries, Inc. ............................          1,500             57
    (a)Aspect Telecommunications Corp. ................         11,200            109
    Associated Banc-Corp. .............................          2,400            100
    Associates First Capital Corp. 'A' ................          9,603            426
    (a)Astec Industries, Inc. .........................          4,200            171
    Astoria Financial Corp ............................         11,700            514
    AT&T Corp. Liberty Media 'A' ......................         11,576            425
    Atlantic Richfield Co. ............................          5,000            418
    (a)Atmel Corp. ....................................          4,100            107
    Atmos Energy Corp. ................................          5,700            142
    Automatic Data Processing, Inc. ...................          7,900            348
    Avery Dennison Corp. ..............................          3,000            181
    (a)Avid Technology, Inc. ..........................          5,500             89
    Avnet, Inc. .......................................          1,400             65
    Avon Products, Inc. ...............................          4,200            233
    Baker Hughes, Inc. ................................          5,600            188
    Baldor Electric Co. ...............................          9,500            189
    Ballard Medical Products ..........................          7,300            170
    Bank of New York Co., Inc. ........................          9,300            341
    Bank One Corp. ....................................         15,900            947
    BankAmerica Corp. .................................         23,000          1,686
    BankBoston Corp. ..................................          4,400            225
    Banknorth Group, Inc. .............................          3,200            106
    (a)Barnes & Noble, Inc. ...........................          2,100             57
    Barnes Group, Inc. ................................          5,000            109
    (a)Barr Laboratories, Inc. ........................          4,700            187
    (a)Barrett Resources Corp. ........................          5,800            223
    Baxter International, Inc. ........................          4,300            261
    BB&T Corp. ........................................          4,900            180
    (a)BE Aerospace, Inc. .............................          5,200             97
    Beckman Coulter, Inc. .............................          1,200             58
    Becton & Dickinson & Co. ..........................          4,500            135
    (a)Bed Bath & Beyond, Inc. ........................          4,000            154
    Belden, Inc. ......................................          8,900            213
    Bell Atlantic Corp. ...............................         21,000          1,373
    BellSouth Corp. ...................................         26,300          1,233
    Bergen Brunswig Corp. 'A' .........................          3,000             52
    (a)Best Buy Co., Inc. .............................          6,000            405
    Bestfoods .........................................          4,300            213
    (a)Billing Concepts Corp. .........................          7,300             82
    Bindley Western Industries, Inc. ..................          6,667            154
    (a)Biogen, Inc. ...................................          4,200            270
    (a)BISYS Group, Inc. ..............................          6,200            363

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999


                                                                               VALUE
                                                               SHARES          (000)
------------------------------------------------------------------------------------
  UNITED STATES (CONT.)
    (a)BJ Services Co. ................................         2,700        $   79
    (a)BJ's Wholesale Club, Inc. ......................         2,800            84
    Black & Decker Corp. ..............................         2,400           151
    Blout International, Inc. 'A' .....................         8,900           242
    (a)BMC Software, Inc. .............................         7,185           388
    Boeing Co. ........................................        13,800           610
    Borg-Warner Automotive, Inc. ......................         5,035           277
    (a)Boston Scientific Corp. ........................         6,900           303
    Bowater, Inc. .....................................         2,000            95
    Bowne & Co. .......................................         8,500           111
    Brady Corp. 'A' ...................................         4,900           159
    (a,c)BREED Technologies, Inc. .....................        13,300            30
    (a)Brightpoint, Inc. ..............................        11,800            72
    (a)Brinker International, Inc. ....................         2,500            68
    Bristol-Myers Squibb Co. ..........................        27,000         1,902
    Browning-Ferris Industries, Inc. ..................         3,100           133
    Brush Wellman, Inc. ...............................         6,100           111
    (a)Buckeye Technologies, Inc. .....................         8,500           129
    Burlington Northern Railroad Co. ..................         5,700           177
    Burlington Resources, Inc. ........................         3,100           134
    (a)Burr-Brown Corp. ...............................         8,000           293
    (a)C-Cube Microsystems, Inc. ......................         8,400           266
    (a)Cable Design Technologies Corp. ................         6,900           107
    Cabot Corp. .......................................         2,600            63
    Cabot Oil & Gas Corp. 'A' .........................         6,800           127
    (a)Cadence Design Systems, Inc. ...................         6,500            83
    Cambrex Corp. .....................................         6,300           165
    (a)Cambridge Tech Partner, Inc. ...................         1,900            33
    Campbell Soup Co. .................................         5,400           250
    (a)Canandaigua Brands, Inc. 'A' ...................         3,800           199
    Capital One Financial Corp. .......................         3,300           184
    Capital Re Corp. ..................................         7,700           124
    Caraustar Industries, Inc. ........................         6,000           148
    Cardinal Health, Inc. .............................         4,258           273
    Carlisle Cos., Inc. ...............................         1,100            53
    Carolina Power & Light Co. ........................         1,900            81
    Carpenter Technology Corp. ........................         1,200            34
    Case Corp. ........................................         9,200           443
    Caseys General Stores, Inc. .......................        12,000           180
    (a)Catalina Marketing Corp. .......................         3,800           350
    Caterpillar, Inc. .................................         6,000           360
    Cato Corp., 'A' ...................................         7,000            81
    CBRL Group, Inc. ..................................         2,500            43
    (a)CBS, Inc. ......................................        10,900           473
    CCB Financial Corp. ...............................         1,300            69
    (a)CDI Corp. ......................................         4,900           167
    (a)CEC Entertainment, Inc. ........................         3,600           152
    (a)Cendant Corp. ..................................        13,100           269
    (a)Centocor, Inc. .................................         2,200           103
    Central & South West Corp. ........................         2,600            61
    Central Hudson Gas & Electric Corp. ...............         3,800           160
    Central Parking Corp. .............................         6,000           205
    Centura Banks, Inc. ...............................         4,900           276
    Century Telephone Enterprises, Inc. ...............         3,900           155
    (a)Ceridian Corp. .................................         2,600            85
    (a)Cerner Corp. ...................................         6,400           134
    (a)Champion Enterprises, Inc. .....................        10,000           186
    Charter One Financial, Inc. .......................         4,000           111


                                                                               VALUE
                                                               SHARES          (000)
------------------------------------------------------------------------------------
    Chase Manhattan Corp. .............................        12,000        $1,039
    Chemed Corp. ......................................         4,000           133
    ChemFirst, Inc. ...................................         4,600           112
    Chevron Corp. .....................................         8,800           838
    Chiquita Brands International, Inc. ...............        13,900           125
    (a)Chiron Corp. ...................................         5,500           114
    (a)Chris-Craft Industries, Inc. ...................         1,545            73
    Chubb Corp. .......................................         2,400           167
    (a)Ciber, Inc. ....................................        11,100           212
    Cigna Corp. .......................................         3,100           276
    CILCORP, Inc. .....................................         3,100           194
    Cincinnati Bell, Inc. .............................         4,500           112
    Cincinnati Financial Corp. ........................         2,900           109
    Cinergy Corp. .....................................         2,200            70
    Cintas Corp. ......................................         3,100           208
    (a)Cisco Systems, Inc. ............................        42,600         2,748
    Citigroup, Inc. ...................................        46,200         2,194
    (a)Citrix Systems, Inc. ...........................         2,600           147
    City National Corp. ...............................         1,500            56
    Cke Restaurants, Inc. .............................        10,200           166
    CLARCOR, Inc. .....................................         6,000           115
    Clayton Homes, Inc. ...............................         4,800            55
    (a)Clear Channel Communications, Inc. .............         3,800           262
    Clorox Co. ........................................         1,988           212
    CMS Energy Corp. ..................................         2,800           117
    CNF Transportation, Inc. ..........................         1,800            69
    Coastal Corp. .....................................         4,600           184
    Coca-Cola Bottling Co. ............................         2,100           118
    Coca-Cola Co. .....................................        32,600         2,037
    Coca-Cola Enterprises, Inc. .......................         5,900           176
    (a)Cognex Corp. ...................................         8,000           252
    Colgate Palmolive Co. .............................         4,100           405
    Columbia HCA/Healthcare Corp. .....................        10,400           237
    Comair Holdings, Inc. .............................        18,900           393
    Comcast Corp. .....................................        10,400           400
    Comdisco, Inc. ....................................         4,800           123
    Comerica, Inc. ....................................         2,500           149
    Commerce Bancorp, Inc. ............................         4,700           201
    Commercial Federal Corp. ..........................        12,700           294
    Commercial Metals Co. .............................         5,000           142
    Commonwealth Energy Systems .......................         4,200           176
    (a)CommScope, Inc. ................................         8,800           271
    Compaq Computer Corp. .............................        23,500           557
    Computer Associates International, Inc. ...........         7,800           429
    (a)Computer Sciences Corp. ........................         2,400           166
    Computer Task Group, Inc. .........................         4,700            80
    Comsat Corp. ......................................           900            29
    (a)Comverse Technology, Inc. ......................         1,950           147
    Conagra, Inc. .....................................         7,300           194
    (a)Concord EFS, Inc. ..............................         2,900           123
    Conectiv, Inc. ....................................         4,100           100
    (a)Conexant Systems, Inc. .........................         1,800           105
    Conseco, Inc. .....................................         4,400           134
    Consolidated Edison, Inc. .........................         3,500           158
    (a)Consolidated Graphics, Inc. ....................         3,300           165
    Consolidated Papers, Inc. .........................         3,900           104
    (a)Consolidated Stores Corp. ......................         2,400            65
    (a)Convergys Corp. ................................         4,400            85
    Cooper Companies, Inc. ............................         4,400           110

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                             VALUE
                                                               SHARES        (000)
-----------------------------------------------------------------------------------
  UNITED STATES (CONT.)
    Cooper Industries, Inc. ...........................         3,000        $  156
    Corn Products International, Inc. .................         7,100           216
    Corning, Inc. .....................................         3,900           273
    (a)Costco Cos., Inc. ..............................         3,200           256
    Countrywide Credit Industries, Inc. ...............         2,200            94
    (a) Covance, Inc. .................................         1,800            43
    (a) Coventry Health Care, Inc. ....................        12,000           131
    Crompton & Knowles Corp. ..........................         2,800            55
    Cross Timbers Oil Co. .............................        10,600           158
    CSX Corp. .........................................         3,500           159
    CTS Corp. .........................................         4,100           287
    Cullen/Frost Bankers, Inc. ........................        10,600           292
    Cummins Engine ....................................           300            17
    CVS Corp. .........................................         5,800           297
    D.R. Horton, Inc. .................................        12,000           199
    Dallas Semiconductor Corp. ........................         6,700           338
    Dana Corp. ........................................         4,000           184
    Dayton Hudson Corp. ...............................         6,700           435
    Dean Foods Co. ....................................         1,200            50
    Deere & Co. .......................................         3,700           147
    (a)Dell Computer Corp. ............................        35,000         1,295
    (a)Delphi Automotive Systems Corp. ................         6,709           125
    Delphi Financial Group, Inc. 'A' ..................         4,692           168
    Delta & Pine Land Co. .............................         8,000           252
    Delta Airlines, Inc. ..............................         1,900           109
    DENTSPLY International, Inc. ......................         2,300            66
    Devon Energy Corp. ................................         7,000           250
    (a)DeVry, Inc. ....................................        13,800           309
    Diagnostic Products Corp. .........................         5,000           138
    Dial Corp. ........................................         3,200           119
    Diebold, Inc. .....................................         1,900            55
    Dime Bancorp, Inc. ................................         2,500            50
    Dimon, Inc. .......................................         9,100            47
    (a) Dionex Corp. ..................................         5,000           202
    (a) Discount Auto Parts, Inc. .....................         4,600           111
    Dole Food Co., Inc. ...............................         2,000            59
    (a) Dollar Tree Stores, Inc. ......................         1,900            84
    Dominion Resources, Inc. ..........................         3,600           156
    Donaldson Co., Inc. ...............................         3,400            83
    Dover Corp. .......................................         4,300           150
    Dow Chemical Co. ..................................         4,200           533
    Downey Financial Corp. ............................         5,900           129
    DPL, Inc. .........................................         3,700            68
    (a) Dress Barn, Inc. ..............................         7,100           114
    DTE Energy Co. ....................................         1,800            72
    Du Pont (EI) de Nemours Co. .......................        16,000         1,093
    Duke Power Co. ....................................         4,500           245
    Dun & Brandstreet Corp. ...........................         4,000           142
    (a) E(*)TRADE Group, Inc. .........................        43,600         1,741
    Earthgrains Co. ...................................         8,300           214
    Eastern Utilities Association .....................         5,600           163
    Eastman Kodak Co. .................................         4,700           318
    Eaton Vance Corp. .................................         6,100           210
    Edison International Corp. ........................         5,100           136
    El Paso Energy Corp. ..............................         3,100           109
    Electronic Data Systems Corp. .....................         6,900           390
    Electronics For Imaging, Inc. .....................         2,000           109
    Eli Lilly & Co. ...................................        14,900         1,067
    (a) EMC Corp. .....................................        14,000           770
    Emerson Electric Co. ..............................         5,800           365


                                                                             VALUE
                                                               SHARES        (000)
-----------------------------------------------------------------------------------
    Energen Corp. .....................................         6,400        $  119
    Energy East Corp. .................................         3,600            94
    Enhance Financial Services Group,
      Inc. ............................................         8,100           160
    Enron Corp. .......................................         4,900           401
    Ensco International, Inc. .........................         4,200            84
    Entergy Corp. .....................................         3,700           116
    (a) Enzo Biochem, Inc. ............................         9,800            97
    Equifax, Inc. .....................................         2,300            82
    (a) Etec Systems, Inc. ............................         5,000           166
    Ethan Allen Interiors, Inc. .......................         9,600           362
    Executive Risk, Inc. ..............................         3,000           255
    Expeditors International of
      Washington, Inc. ................................        10,000           272
    (a) Express Scripts, Inc. 'A' .....................         6,700           403
    Exxon Corp. .......................................        32,200         2,483
    Fair, Issac & Co., Inc. ...........................         3,600           126
    Family Dollar Stores, Inc. ........................         5,400           130
    (a) Family Golf Centers, Inc. .....................         5,800            45
    Fannie Mae Corp. ..................................        13,600           930
    Fastenal Co. ......................................         1,400            73
    (a) FDX Corp. .....................................         5,000           271
    Federal Home Loan Mortgage Corp. ..................         8,700           505
    Federal Signal Corp. ..............................         2,400            51
    Federal-Mogul Corp. ...............................         2,000           104
    (a) Federated Department Stores ...................         3,900           206
    Fidelity National Financial, Inc. .................         6,270           132
    Fifth Third Bancorp ...............................         4,000           266
    Finova Group, Inc. ................................         1,700            89
    First American Financial Corp. ....................        10,800           193
    First Data Corp. ..................................         6,700           328
    First Midwest Bancorp, Inc. .......................         5,900           235
    First Security Corp. ..............................         5,100           139
    First Tennessee National Corp. ....................         3,500           134
    First Union Corp. (N.C.) ..........................        12,800           602
    First Virginia Banks, Inc. ........................         1,500            74
    Firstbancorp/Puerto Rico ..........................         6,000           135
    Firstenergy Corp. .................................         3,500           109
    Firstmerit Corp. ..................................        13,000           365
    (a) Fiserv, Inc. ..................................         3,300           103
    Fleet Financial Group, Inc. .......................         7,200           319
    Fleming Cos., Inc. ................................        10,100           117
    Florida Progress Corp. ............................         1,900            78
    Florida Rock Industries, Inc. .....................         4,300           196
    Flowers Industries, Inc. ..........................         3,700            80
    (a) Foodmaker, Inc. ...............................         8,600           244
    (a) Footstar, Inc. ................................         5,500           205
    Ford Motor Co. ....................................        17,100           965
    (a) Forest Laboratories, Inc. 'A' .................         2,500           116
    Fort James Corp. ..................................         4,100           155
    Fortune Brands, Inc. ..............................         3,300           137
    (a) Foundation Health Systems 'A' .................         6,600            99
    FPL Group, Inc. ...................................         2,100           115
    (a)Franklin Covey Co. .............................         6,700            49
    Franklin Resources, Inc. ..........................         3,900           158
    Fremont General Corp. .............................        13,700           259
    Frontier Corp. ....................................         3,100           183
    Frontier Insurance Group, Inc. ....................         9,400           145
    (a) Furniture Brands International,
        Inc. ..........................................         1,800            50
    G & K Services Inc. 'A' ...........................         4,500           236
    Gallagher (Arthur J.) & Co. .......................         3,200           158
    Gannett Co., Inc. .................................         3,900           278

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999



                                                      VALUE
                                          SHARES      (000)
-----------------------------------------------------------
UNITED STATES (CONT.)
Gap, Inc. ...........................     12,525     $  631
(a)Gateway 2000, Inc. ...............      2,600        153
Gatx Corp. ..........................      2,600         99
General Dynamics Corp. ..............      2,200        151
General Electric Co. ................     45,700      5,164
General Mills, Inc. .................      2,700        217
General Motors Corp. ................      9,600        634
(a)Genesis Health Ventures, Inc. ....      8,800         26
(a)Gentex Corp. .....................     13,800        386
(a)Genzyme Corp. ....................      2,400        116
(a)Genzyme Surgical Products ........        429          2
Geon Co. ............................      5,200        168
Georgia-Pacific Corp. ...............      6,600        313
Georgia-Pacific Corp. (Timber
  Group) ............................      3,100         78
Gerber Scientific, Inc. .............      5,900        130
Gillette Co. ........................     15,300        627
(a)Global Marine, Inc. ..............      5,800         90
(a)Golden State Bancorp, Inc. .......      1,000          1
Golden West Financial Corp. .........      1,100        108
Goodyear Tire & Rubber Co. ..........      4,200        247
GPU, Inc. ...........................      2,100         89
Graco, Inc. .........................      3,700        109
Greenpoint Financial Corp. ..........      2,400         79
GTE Corp. ...........................     13,100        992
Guidant Corp. .......................      4,500        231
Guilford Mills, Inc. ................      9,500         99
(a)Gulfstream Aerospace Corp. .......      2,400        162
H.J. Heinz Co. ......................      5,100        256
(a)Ha-Lo Industries, Inc. ...........      8,850         87
(a)Hadco Corp. ......................      3,000        119
Halliburton Co. .....................      6,300        285
Hannaford Brothers Co. ..............      1,900        102
Harley-Davidson, Inc. ...............      4,700        256
Harman International Industries,
  Inc. ..............................      4,400        194
Harsco Corp. ........................      1,500         48
Hartford Financial Services Group ...      3,000        175
(a)Health Management Associates, Inc.
  'A' ...............................      7,400         83
(a)HEALTHSOUTH Corp. ................      9,000        134
(a)Heartland Express, Inc. ..........      7,000        115
Henry (Jack) & Associates ...........      4,100        161
Herman Miller, Inc. .................      2,500         53
Hershey Foods Corp. .................      2,100        125
Hewlett-Packard Co. .................     14,500      1,457
Hibernia Corp. 'A' ..................      5,100         80
Hillenbrand Industries, Inc. ........      2,200         95
Hilton Hotels Corp. .................      4,500         64
(a)HNC Software, Inc. ...............      5,200        160
Home Depot, Inc. ....................     19,600      1,263
HON INDUSTRIES, Inc. ................      2,100         61
Honeywell, Inc. .....................      2,100        243
Hormel Foods Corp. ..................      2,400         97
Household International, Inc. .......      6,800        322
Hubbell Inc. 'B' ....................      2,900        132
Hudson United Bancorp ...............      8,000        245
Hughes Supply, Inc. .................      6,200        184
Huntington Bancshares, Inc. .........      3,700        130
(a)Hutchinson Technology, Inc. ......      5,700        158
(a)Hyperion Solutions Corp. .........      6,000        107
IBP, Inc. ...........................      3,200         76

                                                      VALUE
                                          SHARES      (000)
-----------------------------------------------------------
ICN Pharmaceuticals, Inc. ...........      2,800     $   90
(a)IDEXX Laboratories, Inc. .........      8,100        189
(a)IHOP Corp. .......................      5,200        125
Illinois Tool Works, Inc. ...........      4,000        328
Illinova Corp. ......................      2,900         79
IMC Global, Inc. ....................      4,000         71
IMS Health, Inc. ....................      5,600        175
(a)Inacom Corp. .....................      6,272         79
(a)Incyte Pharmaceuticals, Inc. .....      6,300        167
(a)Informix Corp. ...................      5,600         48
Ingersoll-Rand Co. ..................      2,800        181
(a)Input/Output, Inc. ...............     10,300         78
(a)Insituform Technologies, Inc. ....
  'A' ...............................      8,200        177
(a)Integrated Health Services, Inc. .     12,400         99
Intel Corp. .........................     45,600      2,713
Inter-Tel, Inc. .....................      6,100        111
Interface, Inc. .....................     13,000        112
(a)Interim Services, Inc. ...........     10,600        219
Intermet Corp. ......................      6,000         91
International Business Machines
  Corp...............................     25,400      3,283
International Game Technology .......      4,000         74
International Paper Co. .............      6,400        323
(a)International Rectifier Corp. ....     14,200        189
Interstate Bakeries Corp. ...........      2,300         52
(a)Intuit, Inc. .....................      1,700        153
(a)Ionics, Inc. .....................      4,400        161
IPALCO Enterprises, Inc. ............      3,400         72
ITT Industries, Inc. ................      2,400         92
Ivacare Corp. .......................      6,800        182
J.C. Penney Co., Inc. ...............      3,900        189
Jefferson-Pilot Corp. ...............      1,500         99
JLG Industries, Inc. ................      9,500        194
John H. Harland Co. .................      7,100        142
Johnson & Johnson ...................     17,800      1,744
(a)Jones Apparel Group, Inc. ........      3,300        113
Jones Pharma., Inc. .................      6,200        244
JSB Financial .......................      1,800         92
(a)Just For Feet, Inc. ..............      7,300         47
Justin Industries ...................      7,300        102
Kaman Corp. 'A' .....................      7,600        119
Kansas City Southern Industries,
  Inc. ..............................      3,300        211
Kaydon Corp. ........................      1,300         44
(a)Keane, Inc. ......................      2,000         45
Kellogg Co. .........................      5,100        168
Kellwood Co. ........................      5,600        152
Kelly Services Inc. 'A' .............      1,600         51
(a)Kemet Corp. ......................      8,600        197
(a)Kent Electronics Corp. ...........      8,300        164
Keycorp .............................      6,500        209
Keyspan Energy Corp. ................      4,100        108
Keystone Financial, Inc. ............     11,900        352
Kimberly-Clark Corp. ................      7,400        422
(a)Kirby Corp. ......................      3,600         76
(a)Kmart Corp. ......................      9,700        159
KN Energy, Inc. .....................      2,200         29
(a)Kohls Corp. ......................      2,600        201
(a)Kroger Co. .......................     13,200        369
(a)Kulicke & Soffa Industries .......      5,900        158
La-Z-Boy, Inc. ......................     10,900        251
(a)Lakes Gaming, Inc. ...............      2,950         32

    The accompanying notes are an integral part of the financial statements.
                                      F-79

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999


                                                      VALUE
                                          SHARES      (000)
-----------------------------------------------------------
UNITED STATES (CONT.)
Lancaster Colony Corp. ..............      1,900     $   66
(a)Landstar System, Inc. ............      2,100         76
(a)Lattice Semiconductor Corp. ......      5,000        311
(a)Lear Corp. .......................      2,100        104
Lee Enterprises .....................      2,700         82
(a)Legato Systems, Inc. .............      1,100         64
Legg Mason, Inc. ....................     12,300        474
Leggett & Platt, Inc. ...............      5,800        161
Lehman Brothers Holdings, Inc. ......      3,500        218
(a)Lexmark International Group,
  Inc. ..............................      3,800        251
LG&E Energy Corp. ...................      2,900         61
Libbey, Inc. ........................      3,700        107
(a)LifePoint Hospitals, Inc. ........        547          7
Lilly Industries, Inc. 'A' ..........      5,200         97
(a)Lincare Holdings, Inc. ...........      2,100         53
Lincoln National Corp. ..............      3,200        167
Linear Technology Corp. .............      4,400        296
(a)Linens 'n Things, Inc. ...........      7,800        341
Litton Industries, Inc. .............      1,500        108
Lockheed Martin Corp. ...............      5,900        220
Loews Corp. .........................      1,800        142
Lone Star Industries, Inc. ..........      5,300        199
Lowe's Cos., Inc. ...................      8,840        501
Lubrizol Corp. ......................      3,100         84
Luby's Cafeterias, Inc. .............      8,800        132
Lucent Technologies, Inc. ...........     41,045      2,768
Lyondell Petrochemical Co. ..........      2,900         60
Macdermid, Inc. .....................      5,400        251
(a)Macromedia, Inc. .................      8,300        293
Maf Bancorp, Inc. ...................      2,800         68
(a)Mandalay Resort Group ............      3,700         78
Manitowoc Co., Inc. .................      5,550        231
Manpower, Inc. ......................      2,700         61
Marriott International 'A' ..........      4,700        176
Marsh & McLennan Cos., Inc. .........      3,600        272
Marshall & Ilsley Corp. .............      2,900        187
(a)Marshall Industries ..............      6,700        241
Martin Marietta Corp. ...............      1,700        100
Masco Corp. .........................      5,300        153
Mattel, Inc. ........................      4,200        111
(a)Maxim Integrated Products ........      3,800        253
May Department Stores Co. ...........      6,000        245
Maytag Corp. ........................      2,400        167
MBIA, Inc. ..........................      2,300        149
MBNA Corp. ..........................     10,300        315
McCormick & Co., Inc. ...............      2,900         92
McDonald's Corp. ....................     18,300        756
McGraw-Hill Cos., Inc. ..............      3,700        200
MCI WorldCom, Inc. ..................     24,200      2,087
Mckesson Corp. ......................      7,699        247
MCN Corp. ...........................      2,400         50
Media General, Inc. 'A' .............      1,400         71
(a)MediaOne Group, Inc. .............      8,400        625
(a)Medimmune, Inc. ..................     10,700        725
(a)Medquist, Inc. ...................      4,900        214
Medtronic, Inc. .....................      6,700        522
Mellon Bank Corp. ...................      7,200        262
(a)Men's Warehouse, Inc. ............      6,800        173
                                                      VALUE
                                          SHARES      (000)
-----------------------------------------------------------
Mercantile Bancorp ..................      2,600     $  149
Mercantile Bankshares Corp. .........      2,600         92
Merck & Co., Inc. ...................     31,700      2,346
(a)Mercury Interactive ..............      7,600        269
Merrill Lynch & Co., Inc. ...........      4,900        392
Methode Electronics 'A' .............      8,600        197
(a)Metro Networks, Inc. .............      3,500        187
MGIC Investment Corp. ...............      2,500        122
(a)Michaels Stores, Inc. ............      6,400        196
(a)Microchip Technology, Inc. .......      1,600         76
(a)Micron Technology, Inc. ..........      3,800        153
(a)Micros Systems, Inc. .............      3,500        119
(a)Microsoft Corp. ..................     66,200      5,970
MidAmerican Energy Holdings Co. .....      2,300         80
Midas, Inc. .........................          1         --
(a)Midway Games, Inc. ...............      8,800        114
Minnesota Mining & Manufacturing
  Co. ...............................      5,800        504
Minnesota Power & Light Co. .........      3,000         60
Mississippi Chemical Corp. ..........      7,300         72
Mobil Corp. .........................     10,500      1,039
(a)Modis Professional Services,
  Inc. ..............................      3,800         52
(a)Mohawk Industries, Inc. ..........     10,600        322
Molex, Inc. .........................      4,800        178
Monsanto ............................      8,800        347
Montana Power Co. ...................      1,500        106
Morgan (J.P.) & Co., Inc. ...........      2,700        379
(a)Morrison Knudsen Corp. ...........     13,600        140
Motorola, Inc. ......................      9,100        862
(a)MS Carriers ......................      4,700        139
(a)Mueller Industries, Inc. .........      8,800        299
Murphy Oil Corp. ....................      2,500        122
Mutual Risk Management Ltd. .........      7,700        257
Myers Industries, Inc. ..............      5,000        100
Mylan Laboratories, Inc. ............      3,900        103
Nabisco Group Holdings Corp. ........      4,700         92
(a)Nabors Industries, Inc. ..........      3,400         83
National City Corp. .................      3,900        255
National Computer Systems, Inc. .....      6,500        219
National Data Corp. .................      8,300        355
National Fuel Gas Co. ...............      1,400         68
(a)National Instruments Corp. .......      6,600        266
(a)Nautica Enterprises, Inc. ........      8,500        143
(a)NBTY, Inc. .......................     13,900         90
NCR Corp. ...........................      3,100        151
(a)NCS Healthcare, Inc. .............      5,300         29
(a)Networks Associates, Inc. ........      3,700         54
Nevada Power Co. ....................      3,100         78
New England Business Services, Inc. .      3,500        108
New England Electric System .........      2,100        105
New Jersey Resources Corp. ..........      4,100        153
New York Times Co. 'A' ..............      3,100        114
Newell Rubbermaid Inc. ..............      5,501        256
(a)Newfield Exploration Co. .........      7,600        216
(a)Nextel Communications Inc. 'A' ...      5,600        281
(a)NFO Worldwide, Inc. ..............     12,600        176
Nike, Inc. 'B' ......................      4,500        285
NiSource Inc. .......................      2,500         65
Noble Affiliates, Inc. ..............      2,300         65
(a)Noble Drilling Corp. .............      4,000         79
Norfolk Southern Corp. ..............      5,200        157

    The accompanying notes are an integral part of the financial statements.
                                      F-80

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999


                                                      VALUE
                                          SHARES      (000)
-----------------------------------------------------------
UNITED STATES (CONT.)
Norrell Corp. .......................      7,700     $  145
Nortel Networks Corp. ...............      8,800        764
(a)North American Vaccine, Inc. .....      6,400         31
North Fork Bancorp, Inc. ............      2,900         62
(a)Northeast Utilities ..............      4,000         71
Northern Trust Corp. ................      2,100        204
Northwest Natural Gas Co. ...........      5,500        133
(a)Nova Corp/Georgia ................      2,200         55
(a)Novell, Inc. .....................      5,900        156
(a)Novellus Systems, Inc. ...........      7,700        526
(a)O'Reilly Automotive, Inc. ........      4,800        242
(a)Oak Industries, Inc. .............      4,300        188
Oakwood Homes Corp. .................     10,100        133
Occidental Petroleum Corp. ..........      5,300        112
(a)Office Depot, Inc. ...............     11,250        248
Ogden Corp. .........................      2,000         54
OGE Energy Corp. ....................      4,400        105
Old Kent Financial Corp. ............      3,045        128
Old Republic International Corp. ....      3,100         54
Olin Corp. ..........................      2,400         32
Om Group, Inc. ......................      5,600        193
Omnicare, Inc. ......................      2,800         35
Omnicon Group, Inc. .................      3,300        264
(a)Oracle System Corp. ..............     20,100        746
Orange & Rockland Utilities, Inc. ...      2,200        129
(a)Orbital Sciences Corp. ...........      7,700        182
Orion Capital Corp. .................      6,700        240
(a)Orthodontic Centers of America ...     11,500        162
(a)Outback Steakhouse, Inc. .........      2,400         94
Owens & Minor, Inc. .................      8,800         97
(a)Owens-Illinois, Inc. .............      3,300        108
(a)Oxford Health Plans, Inc. ........      2,600         40
Pacific Century Financial Corp. .....      3,400         73
(a)Pacific Sunwear of California ....      6,000        146
(a)Pacificare Health Systems ........      1,400        101
PacifiCorp ..........................      4,400         81
Paine Webber Group, Inc. ............      4,000        187
(a)Parexel International Corp. ......      4,700         63
(a)Park Place Entertainment Corp. ...     11,800        114
(a)Patterson Dental Co. .............      6,200        215
(a)Paxar ............................     11,100        100
Paychex, Inc. .......................      3,750        120
Peco Energy Co. .....................      3,100        130
(a)Pediatrix Medical Group, Inc. ....      3,400         72
Pennsylvania Enterprises, Inc. ......      4,000        123
Pentair, Inc. .......................      1,500         69
Pepsico, Inc. .......................     20,100        778
Pfizer, Inc. ........................     17,600      1,932
PG&E Corp. ..........................      5,700        185
(a)Pharmaceutical Product
  Development .......................      4,900        134
Pharmacia & Upjohn, Inc. ............      7,300        415
Philadelphia Suburban Corp. .........      6,300        145
Philip Morris Cos., Inc. ............     32,600      1,310
Phillips Petroleum Co. ..............      4,100        206
Phillips-Van Heusen Corp. ...........      9,800         97
(a)Photronics, Inc. .................      5,900        145
(a)Phycor, Inc. .....................     16,500        122
Piedmont Natural Gas Co. ............      4,800        149
Pier 1 Imports, Inc. ................     21,800        245
                                                      VALUE
                                          SHARES      (000)
-----------------------------------------------------------
Pillowtex Corp. .....................      3,900     $   64
Pinnacle West Capital Corp. .........      2,300         93
(a)Pioneer Group, Inc. ..............      6,400        110
Pioneer Hi-Bred International, Inc. .      3,700        144
Pitney Bowes, Inc. ..................      4,400        283
Pittston Brinks Group ...............      1,800         48
(a)Plains Resources, Inc. ...........      5,900        112
(a)Platinum Technology, Inc. ........      2,800         82
PMI Group, Inc. .....................      1,000         63
PNC Bank Corp. ......................      4,100        236
Pogo Producing Co. ..................     10,800        201
Polaris Industries, Inc. ............      5,300        231
(a)Policy Management Systems Corp. ..      1,200         36
Potomac Electric Power Co. ..........      3,000         88
PPG Industries, Inc. ................      4,600        272
Praxair, Inc. .......................      3,500        171
Premark International, Inc. .........      2,500         94
(a)Prepaid Legal Services, Inc. .....      5,400        147
(a)Pride International, Inc. ........     10,900        115
(a)Primark Corp. ....................      5,600        157
(a)Prime Hospitality Corp. ..........     14,200        170
(a)Priority Healthcare Corp. ........      3,426        118
Procter & Gamble Co. ................     17,600      1,571
(a)Progress Software Corp. ..........      3,700        105
Progressive Corp. ...................      1,200        174
(a)Promus Company, Inc. .............      2,800         87
Protective Life Corp. ...............      2,300         76
(a)Protein Design Labs, Inc. ........      3,800         84
Provident Financial Group ...........      1,400         61
Providian Financial Corp. ...........      2,750        257
Public Service Co. of New Mexico ....      2,600         52
Public Service Enterprise Group,
  Inc. ..............................      3,000        123
Puget Sound Energy, Inc. ............      3,000         72
Quaker Oats, Co. ....................      2,600        173
(a)Qualcomm, Inc. ...................      4,200        603
(a)Quantum Corp. ....................      5,300        128
Queens County Bancorp, Inc. .........      4,400        142
Questar Corp. .......................      2,900         55
(a)Quintiles Transnational Corp. ....      7,996        336
(a)R.J. Reynolds Tobacco Holdings,
  Inc. ..............................      1,566         49
(a)Ralcorp Holdings, Inc. ...........      7,000        112
Ralston-Ralston Purina Group ........      4,700        143
Raymond James Financial, Inc. .......     10,100        242
Rayonier, Inc. ......................      1,400         70
Raytheon Co., 'B' ...................      5,500        387
(a)Read-Rite Corp. ..................     10,800         67
Regal Beloit ........................      4,900        116
Regions Financial Corp. .............      3,700        142
Regis Corp. .........................      7,650        147
Reliance Steel & Aluminum ...........      4,000        156
Reliant Energy, Inc. ................      3,800        105
Reliastar Financial Corp. ...........      2,300        101
(a)Renal Care Group, Inc. ...........      9,200        238
Republic New York Corp. .............      1,800        123
(a)Respironics, Inc. ................      7,000        106
Reynolds & Reynolds Co. 'A' .........      2,700         63
Richfood Holdings, Inc. .............      9,900        174
Riggs National Corp. of Washington
  D.C ...............................      5,800        119
Rite Aid Corp. ......................      3,800         94
(a)Robert Half International, Inc. ..      2,800         73

    The accompanying notes are an integral part of the financial statements.
                                      F-81

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                          SHARES      (000)
-----------------------------------------------------------
  UNITED STATES (CONT.)
(a)Roberts Pharmaceutical Corp. .....      7,400     $  179
Rockwell International Corp. ........      3,800        231
Rohm & Haas Co. .....................      5,100        219
Rollins Truck Leasing Corp. .........     12,600        140
Roper Industries, Inc. ..............      8,000        256
Ross Stores, Inc. ...................      1,400         71
RPM, Inc. ...........................      4,700         67
Ruby Tuesday, Inc. ..................      7,300        139
Russ Berrie & Co., Inc. .............      5,600        139
(a)Ryan's Family Steak Houses, Inc. .     11,400        133
(a)Safe Skin Corp. ..................     11,000        132
Safeco Corp. ........................      2,200         97
(a)Saks, Inc. .......................      4,100        118
(a)Samina Corp. .....................      8,500        645
(a)Santa Fe Snyder Corp. ............     36,455        278
Sara Lee Corp. ......................     12,700        288
SBC Communications, Inc. ............     25,798      1,496
Scana Corp. .........................      2,500         58
Schering-Plough Corp. ...............     19,900      1,055
Schwab (Charles) Corp. ..............      5,900        648
(a)SCI Systems, Inc. ................      1,900         90
(a)Seagate Technology, Inc. .........      3,900        100
Seagram Co., Ltd. ...................      5,400        272
Sears, Roebuck & Co. ................      5,800        258
SEI Corp. ...........................      3,700        327
Selective Insurance Group, Inc. .....      7,200        137
Sempra Energy .......................      4,401        100
(a)Sepracor Inc. ....................        800         65
Service Corp. International .........      3,900         75
(a)Service Experts, Inc. ............      4,300         94
(a)Shaw Industries, Inc. ............      4,400         73
Sherwin-Williams Co. ................      4,300        119
(a)Shopko Stores, Inc. ..............      5,900        214
(a)Shorewood Packaging ..............      6,200        114
(a)Siebel Systems, Inc. .............      2,500        166
(a)Sierra Health Services, Inc. .....      6,700         97
Sierra Pac Res Com ..................      4,700        171
(a)Silicon Valley Bancshares ........      4,900        121
Skywest, Inc. .......................      4,900        122
SLM Holding Corp. ...................      2,500        115
(a)Smith International, Inc. ........      1,700         74
(a)Smithfield Foods, Inc. ...........      7,700        257
(a)Snyder Communications, Inc. ......      2,100         69
(a)Sola International, Inc. .........      6,400        124
Solutia, Inc. .......................      3,400         72
Sonat, Inc. .........................      2,500         83
Sonoco Products Co. .................      3,100         93
Sotheby's Holdings, Inc. 'A' ........      2,100         80
Southdown, Inc. .....................      1,500         96
Southern Co. ........................     10,700        284
Southtrust Corp. ....................      4,600        177
Southwest Airlines Co. ..............      4,200        131
Southwest Gas Corp. .................      6,400        183
Southwestern Energy Co. .............      8,500         90
Sovereign Bancorp, Inc. .............      5,800         70
Sprint Corp. ........................     11,800        623
(a)Sprint Corp. .....................      3,050        174
(a)SPS Technologies, Inc. ...........      2,900        109
(a)SPX Corp. ........................      1,200        100
St. John Knits, Inc. ................      4,400        129
St. Paul Bancorp, Inc. ..............      7,600        194
St. Paul Cos., Inc. .................      4,901        156

                                                      VALUE
                                          SHARES      (000)
-----------------------------------------------------------
Standard Motor Products .............      3,700     $   91
Standard Products Co. ...............      6,400        164
(a)Staples, Inc. ....................      7,250        224
(a)Starbucks Corp. ..................      5,400        203
Statestreet Corp. ...................      3,000        256
(a)Steris Corp. .....................      2,100         41
(a)Sterling Commerce, Inc. ..........      2,600         95
(a)Sterling Software, Inc. ..........      2,500         67
Stewart Enterprises, Inc. 'A' .......      3,600         52
(a)Stillwater Mining Co. ............      7,200        235
Stone & Webster, Inc. ...............      3,700         99
(a)Storage Technology Corp. .........      3,000         68
Stride Rite Corp. ...................      9,700        100
Stryker Corp. .......................      2,800        168
Sturm Ruger & Co., Inc. .............      6,700         72
Summit Bancorp ......................      3,200        134
(a)Sun Microsystems, Inc. ...........     10,800        744
(a)Sunguard Data Systems, Inc. ......      3,000        104
(a)Sunrise Medical, Inc. ............      7,900         56
Suntrust Banks, Inc. ................      3,100        215
(a)Superior Services, Inc. ..........      5,900        157
Susquehanna Bancshares, Inc. ........      6,100        108
(a)Sybron International Corp. .......      3,300         91
Symbol Technologies, Inc. ...........      2,700        100
(a)Synopsys, Inc. ...................      2,000        110
Synovus Financial Corp. .............      4,400         87
Sysco Corp. .........................      5,600        167
T. Rowe Price Associates, Inc. ......      3,500        134
(a)TALK.com, Inc. ...................     15,000        169
TCA Cable TV, Inc. ..................      1,800        100
TCF Financial Corp. .................      2,500         70
(a)Tech Data Corp. ..................      1,600         61
Technitrol, Inc. ....................      4,300        139
(a)Technology Solutions Co. .........      9,700        105
Teco Energy, Inc. ...................      2,900         66
Teleflex, Inc. ......................      1,700         74
Telephone & Data Systems, Inc. ......      2,100        153
(a)Tellabs, Inc. ....................      8,000        540
(a)Tenet Healthcare Corp. ...........      5,200         97
(a)Teradyne, Inc. ...................      2,500        179
Texaco, Inc. ........................      7,200        450
Texas Industries, Inc. ..............      4,600        178
Texas Instruments, Inc. .............      5,600        812
Texas Utilities Co. .................      3,900        161
Textron, Inc. .......................      3,000        247
(a)The Cheesecake Factory, Inc. .....      4,600        140
The Interpublic Group of Cos., Inc. .      2,800        243
The Limited, Inc. ...................      4,100        186
The Marcus Corporation ..............      7,900         97
(a)The Scott Company ................      4,500        214
Thomas Industries, Inc. .............      5,300        109
(a)3Com Corp. .......................      5,200        139
Tidewater, Inc. .....................      2,000         61
Tiffany & Co. .......................      1,300        125
(a)Timberland Co. 'A' ...............      3,000        204
Time Warner, Inc. ...................     16,400      1,205
Times Mirror Co. 'A' ................      1,300         77
TJX Companies, Inc. .................      5,000        167
TNP Enterprises, Inc. ...............      3,300        120
(a)Toll Brothers, Inc. ..............      7,800        167
Torchmark Corp. .....................      2,300         78
Tosco Corp. .........................      4,600        119
(a)Total Renal Care Holdings, Inc. ..      2,600         40

    The accompanying notes are an integral part of the financial statements.
                                      F-82

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                            VALUE
                                               SHARES       (000)
------------------------------------------------------------------
  UNITED STATES (CONT.)
  Transamerica Corp. ...................        1,700     $    128
  Transocean Offshore, Inc. ............        2,900           76
  Tredegar Industries, Inc. ............        7,100          154
  Trenwick Group, Inc. .................        3,000           74
  (a)Triad Hospitals, Inc. .............          547            7
  (a)Triarc Companies ..................        6,800          144
  Tribune Co. ..........................        2,200          192
  (a)Tricon Global Restaurants, Inc. ...        2,400          130
  (a)Trigon Healthcare, Inc. ...........        1,600           58
  Trinity Industries, Inc. .............        1,500           50
  True North Communications, Inc. ......        9,500          285
  Trustco Bank Corp. ...................        5,000          134
  TRW, Inc. ............................        2,500          137
  (a)Tuboscope, Inc. ...................       10,900          149
  Tyco International Ltd. ..............       12,328        1,168
  Tyson Foods, Inc. ....................        6,500          146
  (a)U.S. Airways Group, Inc. ..........        1,600           70
  U.S. Bancorp .........................       10,400          354
  (a)U.S. Foodservice, Inc. ............        1,500           64
  U.S. Freightways Corp. ...............        5,500          255
  (a)U.S. Home Corp. ...................        3,700          131
  (a)U.S. Oncology, Inc. ...............        7,000           84
  U.S. Trust Corp. .....................        3,500          324
  U.S. West, Inc. ......................        6,800          399
  Ultramar Diamond Shamrock Corp. ......        2,900           63
  (a)Ultratech Stepper, Inc. ...........        5,200           78
  Unicom Corp. .........................        3,700          143
  Union Carbide Corp. ..................        3,600          175
  Union Pacific Corp. ..................        3,600          210
  Union Planters Corp. .................        2,600          116
  (a)Unisys Corp. ......................        4,000          156
  United Bankshares, Inc. ..............        7,400          196
  United Healthcare Corp. ..............        3,500          219
  United Illuminating Co. ..............        3,400          144
  United Technologies Corp. ............        7,948          570
  United Water Resources, Inc. .........        8,600          195
  (a)Unitrode Corp. ....................        8,500          244
  Universal Corp. ......................        1,500           43
  Universal Foods Corp. ................        2,600           55
  (a)Universal Health Services, Inc. ...        7,000          334
  Unocal Corp. .........................        4,500          178
  UNUM Corp. ...........................        2,300          126
  UST, Inc. ............................        3,100           91
  USX-Marathon Group ...................        5,000          163
  UtliCorp. United, Inc. ...............        3,750           91
  (a)Valassis Communications, Inc. .....       10,950          401
  Valmont Industries ...................        5,700           97
  (a)Vertex Pharmaceuticals, Inc. ......        5,500          133
  (a)Viacom, Inc., 'B' .................       10,200          449
  Viad Corp. ...........................        3,300          102
  (a)Vicor Corp. .......................       11,800          250
  Vintage Petroleum, Inc. ..............       13,000          140
  (a)Visx, Inc. ........................       12,400          982
  (a)Vitesse Semiconductor .............       14,500          978
  Vodafone Group plc ADR ...............        4,200          827
  Vulcan Materials Co. .................        3,300          159
  Wabash National Corp. ................        6,400          124
  Wachovia Corp. .......................        2,600          222
  Wal-Mart Stores, Inc. ................       59,984        2,894
  Walgreen Co. .........................       12,900          379
                                                            VALUE
                                               SHARES       (000)
------------------------------------------------------------------
  Wallace Computer Services, Inc. ......        2,100     $     53
  Walt Disney Co. ......................       27,900          860
  Warnaco Group ........................        2,100           56
  Warner-Lambert Co. ...................       11,200          777
  Washington Mutual, Inc. ..............        8,100          287
  Washington Post Co. 'B' ..............          400          215
  Waste Management, Inc. ...............        8,200          441
  Watsoc, Inc. .........................        5,200           85
  (a)Watson Pharmaceuticals, Inc. ......        2,600           91
  WD-40 Co. ............................        6,000          150
  (a)Weatherford International, Inc. ...        3,500          128
  Wells Fargo Co. ......................       21,400          915
  Werner Enterprises, Inc. .............        9,900          205
  Westpoint Stevens, Inc. ..............        2,300           69
  (a)Westwood One Inc. .................        7,100          253
  Weyerhaeuser Co. .....................        4,500          309
  Whitman Corp. ........................        3,800           68
  Whitney Holding Corp. ................        4,100          163
  (a)Whittman-Hart, Inc. ...............        9,800          311
  (a)Whole Foods Market, Inc. ..........        5,300          255
  Wicor, Inc. ..........................        9,800          274
  Williams Cos., Inc. ..................        6,500          277
  (a)Williams-Sonoma, Inc. .............       11,200          390
  Wilmington Trust Corp. ...............        1,200           69
  Winn-Dixie Stores, Inc. ..............        2,200           81
  Wisconsin Energy .....................        3,100           78
  WM. Wrigley Jr. Co. ..................        1,900          171
  Wolverine World Wide, Inc. ...........       11,800          165
  (a)World Color Press, Inc. ...........        8,000          220
  Wynn's International Inc. ............        5,300           98
  Xerox Corp. ..........................        9,500          561
  (a)Xilinx, Inc. ......................        4,200          240
  (a)Xircom, Inc. ......................        4,700          141
  XL Capital Ltd. 'A' ..................        3,385          191
  (a)Yellow Corp. ......................        6,400          114
  York International Corp. .............        2,200           94
  (a)Zale Corp. ........................        7,800          312
  (a)Zebra Technologies Corp. 'A' ......        6,700          258
  Zenith National Insurance ............        4,000           99
  Zions Bancorp ........................        2,200          140
                                                          --------
                                                           237,535
                                                          --------
TOTAL COMMON STOCKS.....................                   497,797
                                                          --------
PREFERRED STOCKS (0.3%)
  AUSTRALIA (0.2%)
    News Corp., Ltd. ...................      112,250          852
                                                          --------
  AUSTRIA (0.0%)
    Bau Holdings AG ....................            5           --
                                                          --------
  GERMANY (0.1%)
    SAP AG .............................        1,226          488
    Volkswagen AG ......................        2,800          105
                                                          --------
                                                               593
                                                          --------
  ITALY (0.0%)
    Fiat S.p.A. (Privilegiate) .........       57,550           93
                                                          --------
  NETHERLANDS (0.0%)
    (a)Unilever N.V ....................       26,089          140
                                                          --------
TOTAL PREFERRED STOCKS..................                     1,678
                                                          --------

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                        VALUE
                                          SHARES        (000)
--------------------------------------------------------------
INVESTMENT COMPANIES (0.8%)
 UNITED STATES (0.8%)
  (b)Latin American Discovery Fund,
    Inc. ...............................  381,900      $ 3,580
  (a,b)Morgan Stanley Asia-Pacific
    Fund, Inc. .........................  124,800        1,201
                                                       -------
TOTAL INVESTMENT COMPANIES..............                 4,781
                                                       -------

                                          NO. OF
                                          RIGHTS
                                          ------

RIGHTS (0.0%)
 FRANCE (0.0%)
   (a)Bouygues...........................     292            1
   (a)LVMH Moet Hennessy Louis Vuitton...     921           27
                                                       -------
                                                            28
                                                       -------
 ITALY (0.0%)
   (a)Olivetti S.p.A.....................  76,180           15
                                                       -------
TOTAL RIGHTS.............................                   43
                                                       -------

                                           NO. OF
                                         WARRANTS
                                         --------
WARRANTS (0.0%)
  HONG KONG (0.0%)
   (a)Hong Kong and China Gas Co., Ltd.,
     expiring 9/30/99 .................    15,300            2
                                                       -------

                                             PAR
                                            VALUE
                                            (000)
                                          --------
CONVERTIBLE DEBENTURES (0.0%)
 FRANCE (0.0%)
   Casino Guichard Perrachon 4.50%,
     7/12/01...........................    FRF 32           28
   Sodexho S.A., 6.00%, 6/7/04.........        --            4
                                                       -------
                                                            32
                                                       -------
 PORTUGAL (0.0%)
   (a)Jeromimo Martins.................     $  34           21
                                                       -------
TOTAL CONVERTIBLE DEBENTURES...........                     53

                                                       -------
TOTAL LONG-TERM INVESTMENTS (87.9%)
(COST $426,747)........................                504,354
                                                       -------


                                                                 PAR
                                                               VALUE       VALUE
                                                               (000)       (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (11.2%)
  REPURCHASE AGREEMENT (11.2%)

  Chase Securities, Inc., 4.55%, dated...................... $ 64,369
    6/30/99, due 7/1/99, to be repurchased at
    $64,377, collateralized by $67,600
    Federal National Mortgage Association,
    5.125%, due 2/13/04, valued at $65,779
    (COST $64,369)..........................................             $ 64,369
                                                                         --------
TOTAL INVESTMENTS IN SECURITIES (99.1%) (COST
$491,116)...................................................              568,723
FOREIGN CURRENCY (0.2%) (COST $1,098).......................                1,090
                                                                         --------
TOTAL INVESTMENTS (99.3%) (COST $492,214)...................              569,813
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)................                3,965
                                                                         --------
NET ASSETS (100%)...........................................             $573,778
                                                                         ========

(a)  --   Non-income producing security
(b)  --   The Fund is advised by an affiliate which earns a
          management fee as advisor to the Fund.
(c)  --   All or a portion of security on loan at June 30, 1999.
ADR  --   American Depositary Receipt
CVA  --   Share Certificates
FRF  --   French Franc
NCS  --   Non Convertible Shares
RFD  --   Ranked for Dividend
RNC  --   Non-Convertible Savings Shares

---------------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                     VALUE      PERCENT OF
                                     (000)      NET ASSETS
                                   --------     ----------
Finance........................... $114,118       19.9%
Services..........................  112,281       19.6
Consumer Goods....................   97,450       17.0
Capital Goods & Equipment.........   74,713       13.0
Energy............................   49,083        8.6
Materials.........................   29,424        5.1
Multi-Industry....................   19,677        3.4
Investment Companies..............    4,781        0.8
Technology........................    2,739        0.5
Gold Mines........................       88        0.0
                                   --------       ----
                                   $504,354       87.9%
                                   ========       ====

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                           (000)
-------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $491,116)
    (including repurchase agreement of $64,369) .................     $ 568,723
  Foreign Currency (Cost $1,098) ................................         1,090
  Cash ..........................................................            68
  Margin Deposit on Futures .....................................         1,903
  Receivable for:
    Fund Shares Sold ............................................         3,579
    Variation of Futures Contracts ..............................         1,199
    Dividends ...................................................           894
    Investments Sold ............................................           531
    Foreign Withholding Tax Reclaim .............................           210
    Security Lending Income .....................................            19
    Interest ....................................................             9
  Cash, Held as Collateral for Securities Loaned ................            25
  Other .........................................................            28
                                                                      ---------
    Total Assets ................................................       578,278
                                                                      ---------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed ........................................         1,038
    Investments Purchased .......................................           689
    Distribution Fees ...........................................           689
    Investment Advisory Fees ....................................           393
    Custody Fees ................................................           195
    Administrative Fees .........................................           121
    Shareholder Reporting Expenses ..............................            87
    Directors' Fees and Expenses ................................            53
    Professional Fees ...........................................            50
    Collateral on Securities Loaned .............................            25
    Securities Lending Expense ..................................            14
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts ...................................................           982
  Other .........................................................           164
                                                                      ---------
    Total Liabilities ...........................................         4,500
                                                                      ---------
NET ASSETS ......................................................     $ 573,778
                                                                      =========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) ..............................................     $      35
  Paid in Capital in Excess of Par ..............................       474,021
  Net Unrealized Appreciation on Investments, Foreign
    Currency Translations and Futures ...........................        77,822
  Accumulated Net Realized Gain .................................        22,117
  Distributions in Excess of Net Investment Income ..............          (217)
                                                                      ---------
NET ASSETS ......................................................     $ 573,778
                                                                      =========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $240,121,069 and 14,242,656 Shares
    Outstanding) ................................................     $   16.86
                                                                      =========
  Maximum Sales Charge ..........................................          5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)) .................     $   17.89
                                                                      =========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $232,643,456 and 14,287,124 Shares
    Outstanding)* ...............................................     $   16.28
                                                                      =========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $101,013,000 and 6,136,614 Shares
    Outstanding)* ...............................................     $   16.46
                                                                      =========

----------

  *  Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                        (000)
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends .....................................................     $  8,772
  Interest ......................................................        3,795
  Security Lending ..............................................          216
  Less Foreign Taxes Withheld ...................................         (682)
                                                                      --------
   Total Income .................................................       12,101
                                                                      --------
EXPENSES:
  Investment Advisory ...........................................        5,574
  Distribution Fees (Attributed to Classes A, B, and C of
   $588, $2,243, and $998, respectively) ........................        3,829
  Administrative Fees ...........................................        1,473
  Transfer Agent Fees ...........................................          399
  Custodian Fees ................................................          386
  Shareholder Reports ...........................................          235
  Professional Fees .............................................           58
  Filing and Registration Fees ..................................           49
  Other .........................................................           40
                                                                      --------
   Total Expenses ...............................................       12,043
   Less Expense Reductions ......................................         (152)
                                                                      --------
   Net Expenses .................................................       11,891
                                                                      --------
Net Investment Income/Loss ......................................          210
                                                                      --------
NET REALIZED GAIN/LOSS ON:
  Investments ...................................................       39,780
  Foreign Currency Transactions .................................       (4,520)
  Futures .......................................................        5,283
                                                                      --------
  Net Realized Gain/Loss ........................................       40,543
                                                                      --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .......................................       79,385
                                                                      --------
END OF THE PERIOD:
  Investments ...................................................       77,607
  Foreign Currency Translations .................................         (992)
  Futures .......................................................        1,207
                                                                      --------
                                                                        77,822
                                                                      --------
Net Unrealized Appreciation/Depreciation During the
  Period ........................................................       (1,563)
                                                                      --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation .....................................       38,980
                                                                      --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................................     $ 39,190
                                                                      ========

    The accompanying notes are an integral part of the financial statements.
                                      F-86

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                       STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------
                                                              YEAR ENDED       YEAR ENDED
                                                           JUNE 30, 1999    JUNE 30, 1998
                                                                    (000)            (000)
-----------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss .................................. $     210       $   1,993
  Net Realized Gain/Loss ......................................    40,543          33,576
  Net Unrealized Appreciation/Depreciation ....................    (1,563)         47,298
                                                                ---------       ---------
  Net Increase/Decrease in Net Assets Resulting from
    Operations ................................................    39,190          82,867
                                                                ---------       ---------
DISTRIBUTIONS:
Net Investment Income:
Class A .......................................................    (1,038)         (1,628)
Class B .......................................................      (488)         (1,028)
Class C .......................................................      (217)         (1,187)
In Excess of Net Investment Income
Class A .......................................................    (2,120)             --
Class B .......................................................      (996)             --
Class C .......................................................      (444)             --
                                                                ---------       ---------
                                                                   (5,303)         (3,843)
                                                                ---------       ---------
Net Realized Gain:
  Class A .....................................................   (12,336)         (8,369)
  Class B .....................................................   (12,000)         (6,610)
  Class C .....................................................    (5,364)         (9,026)
                                                                ---------       ---------
                                                                  (29,700)        (24,005)
                                                                ---------       ---------
  Net Decrease in Net Assets Resulting from Distributions .....   (35,003)        (27,848)
                                                                ---------       ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ..................................................   172,653         399,475
  Distributions Reinvested ....................................    31,543          26,341
  Redeemed ....................................................  (230,685)        (74,620)
                                                                ---------       ---------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions ........................................   (26,489)        351,196
                                                                ---------       ---------
  Total Increase/Decrease in Net Assets .......................   (22,302)        406,215
NET ASSETS--Beginning of Period ...............................   596,080         189,865
                                                                ---------       ---------
NET ASSETS--End of Period (Including
  undistributed/distributions in excess of net investment
  income of $(217) and $4,082, respectively) .................. $ 573,778       $ 596,080
                                                                =========       =========
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
-----------------------------------------------------------------------------------------
  Shares:
    Subscribed ................................................     6,401          13,220
    Distributions Reinvested ..................................       953             658
    Redeemed ..................................................    (8,806)         (2,571)
                                                                ---------       ---------
  Net Increase/Decrease in Class A Shares Outstanding .........    (1,452)         11,307
                                                                =========       =========
  Dollars:
    Subscribed ................................................ $ 102,532       $ 193,752
    Distributions Reinvested ..................................    14,538           9,235
    Redeemed ..................................................  (139,451)        (41,983)
                                                                ---------       ---------
  Net Increase/Decrease ....................................... $ (22,381)      $ 161,004
                                                                =========       =========
  Ending Paid in Capital ...................................... $ 192,898+      $ 215,279
                                                                =========       =========
  Class B:
  ---------------------------------------------------------------------------------------
  Shares:
    Subscribed ................................................     3,651          11,944
    Distributions Reinvested ..................................       790             533

    Redeemed ..................................................    (4,141)           (902)
                                                                ---------       ---------
  Net Increase/Decrease in Class B Shares Outstanding .........       300          11,575
                                                                =========       =========
  Dollars:
    Subscribed ................................................ $  56,414       $ 170,660
    Distributions Reinvested ..................................    11,694           7,277
    Redeemed ..................................................   (64,043)        (14,280)
                                                                ---------       ---------
  Net Increase/Decrease ....................................... $   4,065       $ 163,657
                                                                =========       =========
  Ending Paid in Capital ...................................... $ 202,973+      $ 198,908
                                                                =========       =========
Class C:
-----------------------------------------------------------------------------------------
  Shares:
    Subscribed ................................................       871           2,310
    Distributions Reinvested ..................................       355             713
    Redeemed ..................................................    (1,755)         (1,171)
                                                                ---------       ---------
  Net Increase/Decrease in Class C Shares Outstanding .........      (529)          1,852
                                                                =========       =========
  Dollars:
    Subscribed ................................................ $  13,707       $  35,063
    Distributions Reinvested ..................................     5,311           9,829
    Redeemed ..................................................   (27,191)        (18,357)
                                                                ---------       ---------
  Net Increase/Decrease ....................................... $  (8,173)      $  26,535
                                                                =========       =========
  Ending Paid in Capital ...................................... $  78,195+      $  86,368
                                                                =========       =========

--------

   + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                      CLASS A
                                              ------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                              ------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                   1999#               1998#              1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....     $     16.670        $      16.57      $      14.75     $      12.60     $      11.99
                                              ------------        ------------      ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ............            0.075                0.21              0.10             0.19             0.12
  Net Realized and Unrealized
  Gain/Loss .............................            1.211                2.07              2.76             2.82             0.67
                                              ------------        ------------      ------------     ------------     ------------
  Total From Investment Operations ......            1.286                2.28              2.86             3.01             0.79
                                              ------------        ------------      ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income .................           (0.073)              (0.35)            (0.55)           (0.39)              --
  In Excess of Net Investment Income ....           (0.150)                 --                --               --            (0.05)
  Net Realized Gain .....................           (0.874)              (1.83)            (0.49)           (0.47)           (0.13)
                                              ------------        ------------      ------------     ------------     ------------
  Total Distributions ...................           (1.097)              (2.18)            (1.04)           (0.86)           (0.18)
                                              ------------        ------------      ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD ..........     $     16.859        $      16.67      $      16.57     $      14.75     $      12.60
                                              ============        ============      ============     ============     ============
TOTAL RETURN (1) ........................             8.41%              16.17%            20.61%           24.62%            6.69%
                                              ============        ============      ============     ============     ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .......     $    240,121        $    261,633      $     72,704     $     63,706     $     42,586
Ratio of Expenses to Average Net
  Assets ................................             1.70%               1.61%             1.70%            1.70%            1.70%
Ratio of Net Investment Income/Loss to
  Average Net Assets ....................             0.47%               1.30%             0.59%            0.71%            1.01%
Portfolio Turnover Rate .................               84%                108%               45%              44%              39%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/ Loss ........................     $       0.00++      $       0.02      $       0.03     $       0.10     $       0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ........             1.73%               1.62%             1.90%            2.06%            2.03%
  Net Investment Income/Loss to Average
    Net Assets ..........................             0.44%               1.30%             0.40%            0.35%            0.68%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS B
                                              --------------------------------------------------
                                                               YEAR ENDED JUNE 30,
                                              --------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                   1999#               1998#              1997
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....     $     16.144        $      16.15      $      14.46
                                              ------------        ------------      ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ............           (0.043)               0.09             (0.05)
  Net Realized and Unrealized
  Gain/Loss .............................            1.164                2.01              2.73
                                              ------------        ------------      ------------
  Total From Investment Operations ......            1.121                2.10              2.68
                                              ------------        ------------      ------------
DISTRIBUTIONS
  Net Investment Income .................           (0.035)              (0.28)            (0.50)
  In Excess of Net Investment Income ....           (0.073)                 --                --
  Net Realized Gain .....................           (0.874)              (1.83)            (0.49)
                                              ------------        ------------      ------------
  Total Distributions ...................           (0.982)              (2.11)            (0.99)
                                              ------------        ------------      ------------
NET ASSET VALUE, END OF PERIOD ..........     $     16.283        $      16.14      $      16.15
                                              ============        ============      ============
TOTAL RETURN (1) ........................             7.50%              15.33%            19.64%
                                              ============        ============      ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .......     $    232,644        $    225,797      $     38,962
Ratio of Expenses to Average Net
Assets ..................................             2.45%               2.35%             2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets ....................            (0.27)%              0.60%            (0.11)%
Portfolio Turnover Rate .................               84%                108%               45%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/ Loss ........................     $       0.00++      $       0.02      $       0.09
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ........             2.49%               2.36%             2.65%
  Net Investment Income/Loss to Average
    Net Assets ..........................            (0.30)%              0.60%            (0.30)%
-----------------------------------------------------------------------------------------------------------------------------------

                                                   CLASS B
                                             ----------------

                                              AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS           TO JUNE 30, 1996
------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....     $    13.01
                                               ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .............           0.30
  Net Realized and Unrealized Gain/Loss ..           1.98
                                               ----------
  Total From Investment Operations .......           2.28
                                               ----------
DISTRIBUTIONS
  Net Investment Income ..................          (0.35)
  In Excess of Net Investment Income .....             --
  Net Realized Gain ......................          (0.48)
                                               ----------
  Total Distributions ....................          (0.83)
                                               ----------
NET ASSET VALUE, END OF PERIOD ...........     $    14.46
                                               ==========
TOTAL RETURN (1) .........................          18.08%*
                                               ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........     $   14,786
Ratio of Expenses to Average Net Assets ..           2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets .....................           0.45%
Portfolio Turnover Rate ..................             44%*
-------------------------------------------------------------------------------

Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/ Loss..........................         $ 0.22
Ratios Before Expense Limitation:
  Expenses to Average Net Assets..........           2.81%
  Net Investment Income/Loss to Average Net
    Assets................................           0.09%
-------------------------------------------------------------------------------

                                                                                  CLASS C
                                                               -----------------------------------------------
                                                                             YEAR ENDED JUNE 30,
                                                               -----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                    1999#             1998#             1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $     16.298      $      16.24     $      14.49
                                                               ------------      ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............................         (0.043)             0.08            (0.03)
  Net Realized and Unrealized Gain/Loss ....................          1.187              2.05             2.73
                                                               ------------      ------------     ------------
  Total From Investment Operations .........................          1.144              2.13             2.70
                                                               ------------      ------------     ------------
DISTRIBUTIONS
  Net Investment Income ....................................         (0.035)            (0.24)           (0.46)
  In Excess of Net Investment Income .......................         (0.072)               --               --
  Net Realized Gain ........................................         (0.874)            (1.83)           (0.49)
                                                               ------------      ------------     ------------
  Total Distributions ......................................         (0.981)            (2.07)           (0.95)
                                                               ------------      ------------     ------------
NET ASSET VALUE, END OF PERIOD .............................   $     16.461      $      16.30     $      16.24
                                                               ============      ============     ============
TOTAL RETURN (1) ...........................................           7.61%            15.37%           19.69%
                                                               ============      ============     ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........................   $    101,013      $    108,650     $     78,199
Ratio of Expenses to Average Net Assets ....................           2.45%             2.55%            2.45%
Ratio of Net Investment Income/Loss to Average Net Assets ..          (0.28)%            0.52%           (0.16)%
Portfolio Turnover Rate ....................................             84%              108%              45%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss ..........   $       0.00++    $       0.02     $       0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ...........................           2.48%             2.56%            2.65%
  Net Investment Income/Loss to Average Net Assets .........          (0.30)%            0.52%           (0.34)%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          CLASS C
                                                               -----------------------------
                                                                    YEAR ENDED JUNE 30,
                                                               -----------------------------
                                                                       1996             1995
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $      12.43     $      11.90
                                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............................           0.12             0.04
  Net Realized and Unrealized Gain/Loss ....................           2.75             0.65
                                                               ------------     ------------
  Total From Investment Operations .........................           2.87             0.69
                                                               ------------     ------------
DISTRIBUTIONS
  Net Investment Income ....................................          (0.33)              --
  In Excess of Net Investment Income .......................             --            (0.03)
  Net Realized Gain ........................................          (0.48)           (0.13)
                                                               ------------     ------------
  Total Distributions ......................................          (0.81)           (0.16)
                                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD .............................   $      14.49     $      12.43
                                                               ============     ============
TOTAL RETURN (1) ...........................................          23.65%            5.84%
                                                               ============     ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........................   $     63,025     $     40,460
Ratio of Expenses to Average Net Assets ....................           2.45%            2.45%
Ratio of Net Investment Income/Loss to Average Net Assets ..          (0.04)%           0.25%
Portfolio Turnover Rate ....................................             44%              39%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss ..........   $       1.16     $       0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ...........................           2.81%            2.78%
  Net Investment Income/Loss to Average Net Assets .........          (0.40)%          (0.08)%

--------------------------------------------------------------------------------

    *   Non-Annualized
    +   The Fund began offering Class B shares on August 1, 1995.
   ++   Amount is less than $0.01 per share.
   (1)  Total return is calculated exclusive of sale charges or deferred sales charges.
    #   Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.
                                      F-88

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charges may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                CONTINGENT
                                                 DEFERRED
                                               SALES CHARGE
                                             ----------------
YEAR OF REDEMPTION                           CLASS B  CLASS C
------------------                           -------  -------
First........................................ 5.00%    1.00%
Second....................................... 4.00%     None
Third........................................ 3.00%     None
Fourth....................................... 2.50%     None
Fifth........................................ 1.50%     None
Thereafter...................................  None     None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. SECURITY LENDING: The Fund may lend investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction the Fund receives cash, securities issued or guaranteed by the U.S. government, or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1999 is as follows:

VALUE OF LOANED    VALUE OF
  SECURITIES      COLLATERAL
     (000)           (000)
---------------   ----------
      $18            $25

Morgan Stanley Trust Company, a former affiliate of the Investment Subadviser, administers the security lending program and for its services the Fund incurred fees in the amount of $26,674 for the year ended June 30, 1999.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency losses of approximately $3,539,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                          NET
                                     APPRECIATION/
  COST       APPREC.     DEPREC.     DEPRECIATION
  (000)       (000)       (000)          (000)
--------    --------    ---------    -------------
$499,287    $ 94,317    $(24,881)          $69,436

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $2,548,000 has been reclassified from distributions in excess of net investment income with $2,517,000 posted to accumulated net realized gain and $31,000 posted to paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                   CLASS B
                   CLASS A       AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE   EXPENSE RATIO    EXPENSE RATIO
------------   --------------   --------------
        1.00%            1.70%            2.45%

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

For the year ended June 30, 1999, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $776,766 for Class A shares and deferred sales charges of $2,318, $477,072, and $10,537 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $96,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $2,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At June 30, 1999, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $103,000 during the period.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $393,338,000 and sales of approximately $411,550,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain/loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                        UNREALIZED
                                             CURRENT   APPRECIATION/
                                              VALUE    DEPRECIATION
FORWARD CURRENCY CONTRACTS                     (000)       (000)
--------------------------                   --------  -------------
LONG CONTRACTS:
Australian Dollar, 14,033,089 expiring
  7/1/99 .................................   $  8,809    $   (444)
British Pound, 3,751,000 expiring
  8/12/99 ................................      6,070         151
Japanese Yen, 172,092,000 expiring
  8/24/99 ................................      1,401         (34)
Swedish Krona, 2,236,649 expiring
  7/6/99 .................................        263          (1)
                                             --------    --------
                                             $ 16,543        (328)
                                             ========    ========
SHORT CONTRACTS:
Australian Dollar, 14,033,103 expiring
  7/1/99 .................................   $  9,253         165
British Pound, 3,751,000 expiring
  8/12/99 ................................      5,919        (187)
Euro, 21,158,750 expiring
  7/16/99-9/10/99 ........................     21,942        (285)
Japanese Yen, 2,262,897,090 expiring
  8/24/99-9/16/99 ........................     18,907        (347)
                                             --------    --------
                                             $ 56,021        (654)
                                             ========    ========
                                                         $   (982)
                                                         ========

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash and/or securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                     CONTRACTS
                                     ---------
Outstanding at June 30, 1998 ......      486
Futures Opened ....................    6,574
Futures Closed ....................   (6,545)
                                      ------
Outstanding at June 30, 1999 ......      515
                                      ======

The futures contracts outstanding as of June 30, 1999, and the descriptions and the unrealized appreciation/ depreciation are as follows:

                                                        UNREALIZED
                                                       APPRECIATION/
                                                       DEPRECIATION
                                            CONTRACTS      (000)
                                            ---------  -------------
LONG CONTRACTS:
CAC 40 Index--September 1999 (Current
  notional value $4,554 per
  contract) ..............................       291      $   152
DAX Index--September 1999 (Current
  notional value $5,389 per
  contract) ..............................        34          116
MIB 30 Index--September 1999 (Current
  notional value $34,993 per
  contract) ..............................        34          (65)
SHORT CONTRACTS:
TOPIX Index--September 1999 (Current
  notional value $1,407 per
  contract) ..............................       156        1,004
                                             -------      -------
                                                 515      $ 1,207
                                             =======      =======

E. PLAN OF REORGANIZATION: On June 12, 1998, the Global Equity Allocation Fund acquired all of the assets and liabilities of the Van Kampen American Capital Global Equity Fund (the "VK Fund"), through a tax-free reorganization approved by the VK Fund shareholders on June 12, 1998. Included in these net assets were cumulative book and tax differences resulting in re-classifications of undistributed capital gains of $(3,301,076), undistributed net investment income of $3,342,357, and paid in capital of $(41,281).

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Fixed Income Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------

                                 JUNE 30, 1999

            PAR
           VALUE                                              VALUE
           (000)                                              (000)
--------------------------------------------------------------------
FIXED INCOME SECURITIES (95.0%)
  AUSTRALIAN DOLLAR (1.7%)
    U.S. GOVERNMENT & AGENCY OBLIGATIONS--GLOBAL
$            50 Federal National Mortgage Association
                  6.50%, 7/10/02.......................       $   34
             60 Federal National Mortgage Association
                  6.375%, 8/15/07......................           39
  AUD        50 Government of Australia 10.00%,
                  10/15/02.............................           37
                                                              ------
                                                                 110
                                                              ------

BRITISH POUND (7.4%)
  GOVERNMENT BOND
GBP         250 United Kingdom Treasury Gilt 8.50%,
                  7/16/07..............................          474
                                                              ------

CANADIAN DOLLAR (3.9%)
  GOVERNMENT BOND
CAD         320 Government of Canada 8.75%, 12/1/05....          255
                                                              ------

DANISH KRONE (7.0%)
  GOVERNMENT BONDS
DKK       1,800 Kingdom of Denmark 8.00%, 5/15/03......          284
          1,000 Kingdom of Denmark 8.00%, 3/15/06......          164
                                                              ------
                                                                 448
                                                              ------

EURO (34.1%)
  GOVERNMENT BONDS
EUR         100 Buoni Poliennali Del Tesoro 9.50%,
                  2/1/06...............................          133
             50 Deutsche Ausgleichsbank 4.00%,
                  7/4/09...............................           48
            610 Deutschland Republic 8.375%, 5/21/01...          688
            200 Deutschland Republic 6.50%, 10/14/05...          232
            180 Deutschland Republic 6.25%, 1/4/24.....          206
            100 Government of France 4.50%, 7/12/02....          106
            200 Government of France 6.00%, 10/25/25...          222
            200 Government of Spain 5.15%, 7/30/09.....          212
            200 Government of The Netherlands 8.25%,
                  2/15/02..............................          231
            100 Kingdom of Belgium 9.20%, 6/28/10......           118
                                                              ------
                                                               2,196
                                                              ------

                                                               PAR
                                                              VALUE
                                                              (000)
--------------------------------------------------------------------
 JAPANESE YEN (10.5%)
   GOVERNMENT BOND (5.9%)
JPY      50,000 Government of Japan 0.90%, 12/22/08....       $  378
                                                              ------
   EUROBOND (4.6%)
         30,000 IBRD 4.75%, 12/20/04...................          295
                                                              ------
 TOTAL JAPANESE YEN......................................        673
                                                              ------
 SWEDISH KRONA (4.5%)
  GOVERNMENT BONDS
SEK       1,000 Swedish Government 13.00%, 6/15/01.....          137
          1,200 Swedish Government 6.00%, 2/9/05.......          151
                                                              ------
                                                                 288
                                                              ------

UNITED STATES DOLLAR (25.9%)
  CORPORATE BOND (0.7%)
$         (a)50 Monsanto Co. 6.60%, 12/1/28............           44
                                                              ------
  U.S. TREASURY BONDS (12.7%)
            300 8.125%, 8/15/19........................          362
            460 6.25%, 8/15/23.........................          460
                                                              ------
                                                                 822
                                                              ------
  U.S. TREASURY NOTES (12.5%)
            440 6.25%, 10/31/01........................          446
            350 6.25%, 2/15/07.........................          357
                                                              ------
                                                                 803
                                                              ------
TOTAL UNITED STATES DOLLAR..............................       1,669
                                                              ------
TOTAL LONG-TERM INVESTMENTS (95.0%) (COST $6,479).........     6,113
                                                              ------
SHORT-TERM INVESTMENT (4.6%)
  REPURCHASE AGREEMENT (4.6%)
$           294 Chase Securities, Inc., 4.55%, dated
                  6/30/99, due 7/1/99, to be
                  repurchased at $294, collateralized
                  by $275 U.S. Treasury Bonds, 7.25%,
                  due 5/15/16, valued at $306
                  (COST $294)..........................          294
                                                              ------
TOTAL INVESTMENTS (99.6%) (COST $6,773)...................     6,407
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)..............        24
                                                              ------
NET ASSETS (100%).........................................    $6,431
                                                              ======

----------

(a)  144A Security--Certain conditions for public sale may exist.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                  (000)
------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $6,773)...........................   $6,407
  Receivable for:
    Interest...................................................      109
    Fund Shares Sold...........................................       12
  Net Unrealized Gain on Foreign Currency Contracts............        7
  Foreign Withholding Tax Reclaim..............................        3
                                                                  ------
    Total Assets...............................................    6,538
                                                                  ------

LIABILITIES:
  Payable for:
    Professional Fees..........................................       25
    Dividends Declared.........................................       21
    Fund Shares Redeemed.......................................       16
    Directors' Fees and Expenses...............................       12
    Shareholder Reporting Expenses.............................        8
    Distribution Fees..........................................        6
    Bank Overdraft.............................................        5
    Custody Fees...............................................        4
    Transfer Agent Fees........................................        3
    Investment Advisory Fees...................................        3
    Administrative Fees........................................        2
  Other........................................................        2
                                                                  ------
      Total Liabilities........................................      107
                                                                  ------
NET ASSETS.....................................................   $6,431
                                                                  ======

NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000).............................................   $    1
  Paid in Capital in Excess of Par.............................    6,777
  Accumulated Net Realized Gain................................       93
  Distributions in Excess of Net Investment Income.............      (78)
  Net Unrealized Depreciation on Investments and Foreign
    Currency Translations......................................     (362)
                                                                  ------
NET ASSETS.....................................................   $6,431
                                                                  ======
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $3,391,538 and 357,818 Shares
    Outstanding)...............................................   $ 9.48
                                                                  ======
  Maximum Sales Charge.........................................     4.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge)).................   $ 9.95
                                                                  ======
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,556,467 and 165,575 Shares Outstanding)*......   $ 9.40
                                                                  ======
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,483,381 and 158,021 Shares Outstanding)*......   $ 9.39
                                                                  ======

----------

*    Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                  (000)
-----------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................      $ 369
  Less Foreign Taxes Withheld...............................         (3)
                                                                  -----
    Total Income.............................................       366
                                                                  -----

EXPENSES:
  Investment Advisory Fees..................................         62
  Distribution Fees (Attributed to Classes A, B, and C of
    $11, $17, and $18, respectively)........................         46
  Professional Fees.........................................         34
  Shareholder Reports.......................................         30
  Filing and Registration Fees..............................         28
  Administrative Fees.......................................         26
  Custodian Fees............................................         14
  Transfer Agent Fees.......................................         13
  Directors' Fees and Expenses..............................          9
  Interest Expense..........................................          2
  Other.....................................................          5
                                                                  -----
    Total Expenses...........................................       269
    Less Expense Reductions..................................      (122)
                                                                  -----
    Net Expenses.............................................       147
                                                                  -----
Net Investment Income/Loss..................................        219
                                                                  -----
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        392
  Foreign Currency Transactions.............................         59
                                                                  -----
    Net Realized Gain/Loss...................................       451
                                                                  -----
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................         60
                                                                  -----
  End of the Period:
    Investments..............................................      (366)
    Foreign Currency Translations............................         4
                                                                  -----
                                                                   (362)
                                                                  -----
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (422)
                                                                  -----
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................         29
                                                                  -----
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 248
                                                                  =====

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   YEAR ENDED           YEAR ENDED
                                                                JUNE 30, 1999        JUNE 30, 1998
                                                                        (000)                (000)
--------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................          $   219           $   336
  Net Realized Gain/Loss....................................              451               (59)
  Net Unrealized Appreciation/Depreciation..................             (422)              178
                                                                      -------           -------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................              248               455
                                                                      -------           -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................             (124)             (219)
  Class B...................................................              (38)              (49)
  Class C...................................................              (41)              (68)
  In Excess of Net Investment Income:
  Class A...................................................              (47)               (4)
  Class B...................................................              (15)               (1)
  Class C...................................................              (15)               (1)
                                                                      -------           -------
                                                                         (280)             (342)
                                                                      -------           -------
  Net Realized Gain:
  Class A...................................................             (144)              (30)
  Class B...................................................              (50)               (8)
  Class C...................................................              (52)              (11)
                                                                      -------           -------
                                                                         (246)              (49)
                                                                      -------           -------
  Net Decrease in Net Assets Resulting from Distributions...             (526)             (391)
                                                                      -------           -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................            5,081             1,701
  Distributions Reinvested..................................              449               329
  Redeemed..................................................           (6,547)           (4,936)
                                                                      -------           -------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................           (1,017)           (2,906)
                                                                      -------           -------
  Total Increase/Decrease in Net Assets.....................           (1,295)           (2,842)
NET ASSETS--Beginning of Period.............................            7,726            10,568
                                                                      -------           -------
NET ASSETS--End of Period (Including distributions in excess of net investment income of $(78) and $(150),
  respectively).............................................          $ 6,431           $ 7,726
                                                                      =======           =======
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    --------
  Shares:
    Subscribed.............................................               407                72
    Distributions Reinvested...............................                28                22
    Redeemed...............................................              (517)             (298)
                                                                      -------           -------
  Net Increase/Decrease in Class A Shares Outstanding......               (82)             (204)
                                                                      =======           =======
  Dollars:
    Subscribed.............................................           $ 4,142           $   714
    Distributions Reinvested...............................               285               226
    Redeemed...............................................            (5,371)           (2,981)
                                                                      -------           -------
  Net Increase/Decrease....................................           $  (944)          $(2,041)
                                                                      =======           =======
  Ending Paid in Capital...................................           $ 3,508           $ 4,452
                                                                      =======           =======

  Class B:
  --------
  Shares:
    Subscribed.............................................                69                58
    Distributions Reinvested...............................                 7                 4
    Redeemed...............................................               (53)              (92)
                                                                      -------           -------
  Net Increase/Decrease in Class B Shares Outstanding......                23               (30)
                                                                      =======           =======
  Dollars:
    Subscribed.............................................             $ 707             $ 572
    Distributions Reinvested...............................                74                42
    Redeemed...............................................              (540)             (909)
                                                                      -------           -------
  Net Increase/Decrease....................................           $   241           $  (295)
                                                                      =======           =======
  Ending Paid in Capital...................................           $ 1,675           $ 1,434
                                                                      =======           =======

  Class C:
  --------
  Shares:
    Subscribed.............................................                24                42
    Distributions Reinvested...............................                 8                 6
    Redeemed...............................................               (64)             (105)
                                                                      -------           -------
  Net Increase/Decrease in Class C Shares Outstanding......               (32)              (57)
                                                                      =======           =======
  Dollars:
    Subscribed.............................................           $   232           $   415
    Distributions Reinvested...............................                90                61
    Redeemed...............................................              (636)           (1,046)
                                                                      -------           -------
  Net Increase/Decrease....................................           $  (314)          $  (570)
                                                                      =======           =======
  Ending Paid in Capital...................................           $ 1,595           $ 1,909
                                                                      =======           =======

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        CLASS A                                     CLASS B
                                       ----------------------------------------- ------------------------------------------
                                                  YEAR ENDED JUNE 30,               YEAR ENDED JUNE 30,
                                       -----------------------------------------  -----------------------  AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS      1999#     1998#   1997    1996    1995     1999#   1998#    1997   TO JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................     $10.022   $ 9.95  $ 9.94  $10.23  $  9.53  $ 9.971  $ 9.91  $ 9.91     $ 10.24
                                       -------   ------  ------  ------  -------  -------  ------  ------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss......       0.311     0.39    0.44    0.53     0.56    0.229    0.32    0.41        0.64
  Net Realized and Unrealized
    Gain/Loss.....................      (0.181)    0.13   (0.02)  (0.01)    0.50   (0.186)   0.13   (0.07)      (0.26)
                                       -------   ------  ------  ------  -------  -------  ------  ------     -------
  Total From Investment
    Operations....................       0.130     0.52    0.42    0.52     1.06    0.043    0.45    0.34        0.38
                                       -------   ------  ------  ------  -------  -------  ------  ------     -------
DISTRIBUTIONS
  Net Investment Income...........      (0.278)   (0.39)  (0.35)  (0.79)   (0.36)  (0.234)  (0.33)  (0.29)      (0.69)
  In Excess of Net Investment
    Income........................      (0.106)   (0.01)  (0.06)  (0.02)      --   (0.090)  (0.01)  (0.05)      (0.02)
  Net Realized Gain...............      (0.290)   (0.05)     --      --       --   (0.290)  (0.05)     --          --
                                       -------   ------  ------  ------  -------  -------  ------  ------     -------
  Total Distributions.............      (0.674)   (0.45)  (0.41)  (0.81)   (0.36)  (0.614)  (0.39)  (0.34)      (0.71)
                                       -------   ------  ------  ------  -------  -------  ------  ------     -------
NET ASSET VALUE, END OF PERIOD....     $ 9.478   $10.02  $ 9.95  $ 9.94  $ 10.23  $ 9.400  $ 9.97  $ 9.91     $  9.91
                                       =======   ======  ======  ======  =======  =======  ======  ======     =======
TOTAL RETURN (1)..................        0.95%    5.36%   4.27%   5.20%   11.41%    0.05%   4.65%   3.48%       3.76%*
                                       =======   ======  ======  ======  =======  =======  ======  ======     =======

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's).........................     $ 3,392   $4,413  $6,407  $7,432  $11,092  $ 1,556  $1,425  $1,716     $ 1,440
Ratio of Expenses to Average Net
  Assets..........................        1.47%    1.45%   1.45%   1.45%    1.45%    2.23%   2.20%   2.20%       2.20%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets..........................        3.03%    3.94%   4.40%   5.02%    5.84%    2.21%   3.21%   3.65%       3.38%
Portfolio Turnover Rate...........         143%      78%    170%    223%     169%     143%     78%    170%        223%*
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss........     $  0.15   $ 0.15  $ 0.12  $ 0.07  $  0.07  $  0.15  $ 0.15  $ 0.13      $ 0.12
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets........................        2.97%    3.00%   2.57%   2.16%    2.22%    3.78%   3.75%   3.37%       3.57%
  Net Investment Income to Average
    Net Assets....................        1.54%    2.42%   3.25%   4.31%    5.07%    0.71%   1.65%   2.45%       2.01%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense....        1.45%    1.45%   1.45%   1.45%    1.45%    2.20%   2.20%   2.20%       2.20%
---------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS C
                                                  -----------------------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                  -----------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                   1999#            1998#             1997            1996             1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ....................................     $    9.962       $     9.90       $     9.90       $    10.20       $     9.54
                                                  ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ................          0.230             0.32             0.39             0.37             0.49
  Net Realized and Unrealized
    Gain/Loss ...............................         (0.191)            0.13            (0.05)            0.08             0.47
                                                  ----------       ----------       ----------       ----------       ----------
  Total From Investment Operations ..........          0.039             0.45             0.34             0.45             0.96
                                                  ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS
  Net Investment Income .....................         (0.234)           (0.33)           (0.29)           (0.73)           (0.30)
  In Excess of Net Investment
    Income ..................................         (0.090)           (0.01)           (0.05)           (0.02)              --
  Net Realized Gain .........................         (0.290)           (0.05)              --               --               --
                                                  ----------       ----------       ----------       ----------       ----------
  Total Distributions .......................         (0.614)           (0.39)           (0.34)           (0.75)           (0.30)
                                                  ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD ..............     $    9.387       $     9.96       $     9.90       $     9.90       $    10.20
                                                  ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (1) ............................           0.05%            4.65%            3.48%            4.47%           10.24%
                                                  ==========       ==========       ==========       ==========       ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) ...................................     $    1,483       $    1,888       $    2,445       $    2,844       $    5,965
Ratio of Expenses to Average Net
  Assets ....................................           2.23%            2.20%            2.20%            2.20%            2.20%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets ....................................           2.22%            3.21%            3.65%            4.35%            5.09%
Portfolio Turnover Rate .....................            143%              78%             170%             223%             169%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
  Investment Income/Loss ....................     $     0.15       $     0.15       $     0.12       $     0.06       $     0.08
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets ..................................           3.74%            3.75%            3.35%            2.87%            2.97%
  Net Investment Income/Loss to Average
    Net Assets ..............................           0.75%            1.67%            2.48%            3.68%            4.32%
Ratio of Net Expenses to Average Net
  Assets excluding country tax
  expense and interest expense ..............           2.20%            2.20%            2.20%            2.20%            2.20%

--------------------------------------------------------------------------------

*    Non-Annualized
+    The Fund began offering Class B shares on August 1, 1995.
(1)  Total return is calculated exclusive of sales charges or deferred sales charges.
#    Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Fixed Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to produce an attractive real rate of return by investing in fixed-income securities of U.S. and foreign issuers denominated in U.S. dollars and in other currencies. The Fund commenced operations on January 4, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                 CONTINGENT
                                                  DEFERRED
                                                SALES CHARGE
                                            ---------------------
YEAR OF REDEMPTION                          CLASS B       CLASS C
------------------                          -------       -------

First ....................................   4.00%         1.00%
Second ...................................   4.00%         None
Third ....................................   3.00%         None
Fourth ...................................   2.50%         None
Fifth ....................................   1.50%         None
Thereafter ...............................   None          None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral.

In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency losses of approximately $27,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                             NET
                                        APPRECIATION/
 COST       APPREC.       DEPREC.       DEPRECIATION
(000)        (000)         (000)            (000)
-----       -------       -------       -------------

$6,775..
              $66          $(434)           $(368)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $133,000 has been reclassified from accumulated net realized gain and posted to distributions in excess of net investment income.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                               CLASS A       AND CLASS C
                        MAX. OPERATING    MAX. OPERATING
ADVISORY FEE             EXPENSE RATIO     EXPENSE RATIO
------------            --------------    --------------
        0.75%
                            1.45%             2.20%

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $12,010 for Class A shares and deferred sales charges of $472, $10,212, and $731 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $1,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $8,110,000 and sales of approximately $8,406,000 of investment securities other than long-term U.S. government securities and short-term investments. Purchases and sales of long-term U.S. government securities for the year ended June 30, 1999 totaled approximately $2,528,000 and $3,205,000, respectively.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity, and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                                              UNREALIZED
                                                               CURRENT     APPRECIATION/
                                                                 VALUE      DEPRECIATION
FORWARD CURRENCY CONTRACTS                                       (000)             (000)
--------------------------                                   ---------     -------------
LONG CONTRACTS:
Australian Dollar,
  100,000 expiring 9/16/99 .............................     $     66        $     --
                                                             --------        --------
SHORT CONTRACTS:
Australian Dollar,
  100,000 expiring 9/16/99 .............................     $     66        $     --
                                                             --------        --------
Euro,
  200,000 expiring 7/12/99 .............................          207               7
                                                             --------        --------

                                                             $    273        $      7
                                                             ========        ========
                                                                             $      7
                                                                             ========

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period September 25, 1998 (commencement of operations) through June 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                            PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                 VALUE
                                                  SHARES         (000)
-----------------------------------------------------------------------


COMMON STOCKS (100.3%)
  CANADA (4.0%)
    Torstar Corp. 'B' ..........................  8,230           $   92
                                                                  ------
  FINLAND (4.4%)
    Kone Corp. 'B' .............................    615               77
    (a)Rapala Normark Corp .....................  3,350               24
                                                                  ------
                                                                     101
                                                                  ------
  FRANCE (9.9%)
    Groupe Danone RFD ..........................    292               76
    Pernod-Ricard ..............................  1,315               88
    Societe Television Francaise 1 .............    267               62
                                                                  ------
                                                                     226
                                                                  ------
  ITALY (4.8%)
    Mediaset S.p.A .............................  7,050               63
    Seat Pagine Gialle S.p.A ................... 33,900               46
                                                                  ------
                                                                     109
                                                                  ------
  NETHERLANDS (4.7%)
    Benckiser N.V. 'B' .........................  2,020              108
                                                                  ------
  SPAIN (2.3%)
    Zardoya-Otis S.A ...........................  2,079               52
                                                                  ------
  SWITZERLAND (13.6%)
    Cie Financiere Richemont AG 'A' ............     96              185
    Lindt & Spruengli AG .......................     20               51
    Nestle S.A. (Registered) ...................     41               74
                                                                  ------
                                                                     310
                                                                  ------
  UNITED KINGDOM (33.4%)
    Aegis Group plc ............................ 38,150               84
    Allied Domecq plc .......................... 10,050               97
    Burmah Castrol plc .........................  2,187               42
    Capital Radio plc ..........................  5,890               78
    Great Universal Stores plc .................  5,250               58
    Imperial Tobacco Group plc .................  9,260              101
    Reckitt & Colman plc .......................  9,324               97
                                                               VALUE
                                                 SHARES         (000)
-----------------------------------------------------------------------
    Scottish Media Group plc ...................  3,430           $   47
    Time Products plc ..........................  6,800               11
    WPP Group plc .............................. 17,560              149
                                                                  ------
                                                                     764
                                                                  ------
  UNITED STATES (23.2%)
    Bestfoods ..................................  1,900               94
    Brown-Forman Corp. 'B' .....................  1,670              109
    New York Times Co. 'A' .....................  3,865              142
    Philip Morris Cos., Inc ....................  1,978               80
    Snap-on, Inc ...............................  1,260               46
    WD-40 Co ...................................  2,330               58
                                                                  ------
                                                                     529
                                                                  ------
TOTAL LONG-TERM INVESTMENTS (100.3%) (COST $2,057) .............   2,291
                                                                  ------
FOREIGN CURRENCY (0.1%) (COST $2) ..............................       2
                                                                  ------
TOTAL INVESTMENTS (100.4%) (COST $2,059) .......................   2,293

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%) ..................     (10)
                                                                  ------
NET ASSETS (100%) ..............................................  $2,283
                                                                  ======



(a)  --        Non-income producing security
RFD  --        Ranked for Dividend

--------------------------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                        VALUE    PERCENT OF
INDUSTRY                                (000)    NET ASSETS
--------                                -----    ----------
Consumer Goods ......................   $1,170      51.2%
Services ............................      846      37.0
Capital Equipment ...................      175       7.7
Energy ..............................      100       4.4
                                        ------     -----
                                        $2,291     100.3%
                                        ======     =====

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                  (000)
--------------------------------------------------------------------------------

ASSETS:

  Investments at Value (Cost $2,057) ..........................  $2,291
  Foreign Currency (Cost $2) ..................................       2
  Cash ........................................................      66
  Receivable for:
    Dividends .................................................       8
    Foreign Withholding Tax Reclaim ...........................       1
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts .................................................      18
  Receivable from Investment Adviser ..........................      15
                                                                 ------
      Total Assets ............................................   2,401
                                                                 ======
LIABILITIES:
  Payable for:
    Professional Fees .........................................      48
    Filing and Registration Fees ..............................      34
    Shareholder Reporting Expenses ............................      14
    Directors' Fees and Expenses ..............................       8
    Custody Fees ..............................................       5
    Transfer Agent Fees .......................................       5
    Distribution Fees .........................................       2
    Administrative Fees .......................................       1
  Other .......................................................       1
                                                                 ------
      Total Liabilities .......................................     118
                                                                 ------
NET ASSETS ....................................................  $2,283
                                                                 ======
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) ............................................  $   --
  Paid in Capital in Excess of Par ............................   1,953
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations .....................................     253
  Accumulated Net Investment Income ...........................      48
  Accumulated Net Realized Gain ...............................      29
                                                                 ------
NET ASSETS                                                       $2,283
                                                                 ======
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $1,189,338 and 99,280 Shares
    Outstanding) ..............................................  $ 11.98
                                                                 =======
  Maximum Sales Charge ........................................     5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100 / (100 - maximum sales charge)) ...............  $12.71
                                                                 ======
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $614,254 and 51,522 Shares Outstanding)* ........  $11.92
                                                                 ======
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $479,666 and 39,914 Shares Outstanding)* ........  $12.02
                                                                 ======

-----------

  *  Redemption price may be subject to a contingent deferred sales charge.


    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                 (000)
----------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ...................................................  $  42
  Interest ....................................................      4
  Less Foreign Taxes Withheld .................................     (5)
                                                                 -----
    Total Income ..............................................     41
                                                                 -----
EXPENSES:
  Professional Fees ...........................................     52
  Filing and Registration Fees ................................     49
  Shareholder Reports .........................................     22
  Investment Advisory Fees ....................................     12
  Custodian Fees ..............................................     10
  Directors' Fees and Expenses ................................      8
  Distribution Fees (Attributed to Classes A, B, and C of
    $2, $3, and $3, respectively) .............................      8
  Administrative Fees .........................................      7
  Transfer Agent Fees .........................................      7
  Other .......................................................      2
                                                                 -----
  Total Expenses ..............................................    177
  Less Expense Reductions .....................................   (150)
                                                                 -----
  Net Expenses ................................................     27
                                                                 -----
Net Investment Income/Loss ....................................     14
                                                                 -----
NET REALIZED GAIN/LOSS ON:
  Investments .................................................     29
  Foreign Currency Transactions ...............................     (7)
                                                                 -----
    Net Realized Gain/Loss ....................................     22
                                                                 -----
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .....................................     --
                                                                 -----
  End of the Period:
    Investments ...............................................    234
    Foreign Currency Translations .............................     19
                                                                 -----
Net Unrealized Appreciation/Depreciation During the
  Period ......................................................    253
                                                                 -----
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation ...................................    275
                                                                 -----
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................  $ 289
                                                                 =====



  *  Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                   (000)
--------------------------------------------------------------------------


INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ...................................   $   14
  Net Realized Gain/Loss .......................................       22
  Net Unrealized Appreciation/Depreciation .....................      253
                                                                   ------
  Net Increase/Decrease in Net Assets Resulting from
    Operations .................................................      289
                                                                   ------
DISTRIBUTIONS:
  Net Investment Income:
  Class A ......................................................       (7)
  Class B ......................................................       (4)
  Class C ......................................................       (5)
                                                                   ------
  Net Decrease in Net Assets Resulting from Distributions ......      (16)
                                                                   ------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed ...................................................    1,012
  Distributions Reinvested .....................................        3
  Redeemed .....................................................       (5)
                                                                   ------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions .........................................    1,010
                                                                   ------
  Total Increase/Decrease in Net Assets ........................    1,283
NET ASSETS--Beginning of Period ................................    1,000
                                                                   ------
NET ASSETS--End of Period (Including accumulated net
  investment income of $48 at June 30, 1999) ...................   $2,283
                                                                   ======

-------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (000):
(1) CLASS A:
   Shares:
     Subscribed (Initial Shares of 40) .........................      99
     Distributions Reinvested ..................................      --
     Redeemed ..................................................      --
                                                                   ------
   Net Increase/Decrease in Class A Shares Outstanding .........      99
                                                                   ======
   Dollars:
     Subscribed ................................................   $  667
     Distributions Reinvested ..................................      2
     Redeemed ..................................................      (2)
                                                                   ------
   Net Increase/Decrease .......................................   $  667
                                                                   ======
   Beginning Paid in Capital ...................................   $  400
                                                                   ======
   Ending Paid in Capital ......................................   $1,067+
                                                                   ======
   CLASS B:
   Shares:
     Subscribed (Initial Shares of 30) .........................      52
     Distributions Reinvested ..................................      --
     Redeemed ..................................................      --
                                                                   ------
   Net Increase/Decrease in Class B Shares Outstanding .........      52
                                                                   ======
   Dollars:
     Subscribed ................................................   $  242
     Distributions Reinvested ..................................      1
     Redeemed ..................................................      --
                                                                   ------
   Net Increase/Decrease .......................................   $  243
                                                                   ======
   Beginning Paid in Capital ...................................   $  300
                                                                   ======
   Ending Paid in Capital ......................................   $  543+
                                                                   ======

   CLASS C:
   Shares:
     Subscribed (Initial Shares of 30) .........................       40
     Distributions Reinvested ..................................       --
     Redeemed ..................................................       --
                                                                   ------
   Net Increase/Decrease in Class C Shares Outstanding .........       40
                                                                   ======
   Dollars:
     Subscribed ................................................   $  103
     Distributions Reinvested ..................................       --
     Redeemed ..................................................       (3)
                                                                   ------
   Net Increase/Decrease .......................................   $  100
                                                                   ======
   Beginning Paid in Capital ...................................   $  300
                                                                   ======
   Ending Paid in Capital ......................................   $  400+
                                                                   ======


------------

  *  Commencement of operations

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.


    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                                          CLASS A                    CLASS B                     CLASS C
                                                   ------------------------   ------------------------   ------------------------
                                                   SEPTEMBER 25, 1998* TO     SEPTEMBER 25, 1998* TO     SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS                     JUNE 30, 1999#             JUNE 30, 1999#             JUNE 30, 1999#
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD .............   $      10.000              $     10.000               $        10.000
                                                     -------------              ------------               ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .....................           0.136                     0.066                         0.059
  Net Realized and Unrealized Gain/Loss ..........           1.969                     1.962                         2.065
                                                     -------------              ------------               ---------------
  Total From Investment Operations ...............           2.105                     2.028                         2.124
                                                     -------------              ------------               ---------------
DISTRIBUTIONS

  Net Investment Income ..........................          (0.125)                   (0.106)                       (0.106)
                                                     -------------              ------------               ---------------
NET ASSET VALUE, END OF PERIOD ...................   $      11.980              $     11.922               $        12.018
                                                     =============              ============               ===============
TOTAL RETURN(1) ..................................           21.22%**                  20.40%**                      21.40%**
                                                     =============              ============               ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................   $       1,189              $        614               $           480
Ratio of Expenses to Average Net Assets ..........            1.80%                     2.55%                         2.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets .............................            1.57%                     0.77%                         0.69%
Portfolio Turnover Rate ..........................               9%**                      9%**                          9%**
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss ..................................   $        1.02              $       1.02               $          1.16
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .................           13.55%                    14.45%                        16.07%
  Net Investment Income/Loss to Average Net
    Assets .......................................          (10.17)%                  (11.12)%                      (12.83)%


------------------

   *   Commencement of operations

  **   Non-Annualized

  (1) Total return is calculated exclusive of sales charges or deferred sales charges.

   #   Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                              CONTINGENT DEFERRED
                                                 SALES CHARGE
                                            -----------------------
YEAR OF REDEMPTION                          CLASS B         CLASS C
------------------                          -------         -------
First ..................................     5.00%           1.00%
Second .................................     4.00%           None
Third ..................................     3.00%           None
Fourth .................................     2.50%           None
Fifth ..................................     1.50%           None
Thereafter .............................     None            None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                   NET
                                              APPRECIATION/
        COST             APPREC.    DEPREC.    DEPRECIATION
        (000)            (000)      (000)         (000)
---------------------    ------     -------   -------------
       $2,057             $301       $(67)        $234

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $57,000 has been reclassified from paid in capital in excess of par with approximately $50,000 posted to accumulated net investment income and approximately $7,000 posted to accumulated net realized gain.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                           CLASS A        AND CLASS C
                        MAX. OPERATING   MAX. OPERATING
    ADVISORY FEE        EXPENSE RATIO    EXPENSE RATIO
-------------------     --------------   --------------
  1.00%                     1.80%            2.55%

At June 30, 1999, Van Kampen Funds, Inc. owned 40%, 58%, and 75% of the shares outstanding of each Class A, B, and C shares in the Fund.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $12,307 for Class A shares and a deferred sales charge of $30 for Class C shares.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of $394. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)


--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred $314 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended June 30, 1999, the Fund made purchases of approximately $2,165,000 and sales of approximately $131,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                      UNREALIZED
                                          CURRENT    APPRECIATION/
                                           VALUE     DEPRECIATION
FORWARD CURRENCY CONTRACTS                 (000)         (000)
--------------------------                -------    -------------
SHORT CONTRACTS:
Euro,
  100,000 expiring 11/10/99 ...............  $104          $ 5
British Pounds,
  235,000 expiring 11/10/99 ...............   371           13

                                             $475          $18
                                             ====          ===

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen High Yield & Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Yield & Total Return Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999


          PAR
         VALUE                                                   VALUE
         (000)                                                   (000)
--------------------------------------------------------------------------


CORPORATE BONDS & NOTES (89.3%)
  AEROSPACE & DEFENSE (1.6%)
$          200    Jet Equipment Trust, Series C-1,
                    11.79%, 6/15/13 ............................  $   248
        (b)300    Jet Equipment Trust, Series 1995-D,
                    11.44%, 11/1/14 ............................      369
                                                                  -------
                                                                      617
                                                                  -------
  AUTOMOTIVE (1.0%)
        (b)405    Hayes Lemmerz International 8.25%,
                    12/15/08 ...................................      385
                                                                  -------
  BROADCAST--RADIO & TELEVISION (3.8%)
           575    Chancellor Media Corp., Series B,
                    8.125%, 12/15/07 ...........................      558
           180    Chancellor Media Corp. 9.00%,
                    10/1/08 ....................................      182
        (b)240    RBS Participacoes S.A. 11.00%,
                    4/1/07 .....................................      161
           775    TV Azteca S.A. de CV, Series B,
                    10.50%, 2/15/07 ............................      583
                                                                  -------
                                                                    1,484
                                                                  -------
  BUILDING MATERIALS & COMPONENTS (1.7%)
           275    American Standard Cos., Inc. 7.375%,
                    2/1/08 .....................................      258
        (b)410    Nortek, Inc. 8.875%, 8/1/08 ..................      404
                                                                  -------
                                                                      662
                                                                  -------
  CABLE TELEVISION (3.9%)
           200    Adelphia Communications, Series B,
                    7.50%, 1/15/04 .............................      191
           125    Adelphia Communications, Series B,
                    9.875%, 3/1/07 .............................      130
           165    Adelphia Communications, Series B,
                    8.375%, 2/1/08 .............................      159
           255    CSC Holdings, Inc. 9.875%, 5/15/06 ...........      271
           125    CSC Holdings, Inc. 7.25%, 7/15/08 ............      118
           290    Lenfest Communications, Inc. 8.375%,
                    11/1/05 ....................................      307
           300    Rogers Cablesystems Ltd., Series B,
                    10.00%, 3/15/05 ............................      323
                                                                  -------
                                                                    1,499
                                                                  -------
  CAPITAL GOODS/CONSTRUCTION (1.1%)
           460    D.R. Horton, Inc. 8.00%, 2/1/09 ..............      432
                                                                  -------
  CHEMICALS (3.2%)
           600    ISP Holdings, Inc., Series B, 9.00%,
                    10/15/03 ...................................      598
  EUR   (b)400    Huntsman ICI Chemicals 10.125%,
                    7/1/09 .....................................      401
$       (b)250    Lyondell Chemical Co. 9.625%,
                    5/1/07 .....................................      255
                                                                  -------
                                                                    1,254
                                                                  -------
  COMPUTERS (0.5%)
        (d)300    Wam!Net, Inc., Series B, 0.00%,
                    3/1/05 .....................................      177
                                                                  -------
  CONSTRUCTION & MINING (0.6%)
           275    Murrin Murrin Holdings 9.375%,
                    8/31/07 ....................................      242
                                                                  -------

  ENERGY (3.3%)
           395    CMS Energy 7.50%, 1/15/09 ....................      370
        (d)205    Husky Oil Ltd. 8.90%, 8/15/28 ................      197
           100    Quezon Power Ltd. 8.86%, 6/15/17 .............       81
           440    Snyder Oil Corp. 8.75%, 6/15/07 ..............      433
           125    Vintage Petroleum 9.75%, 6/30/09 .............      128
            50    Vintage Petroleum 8.625%, 2/1/09 .............       48
                                                                  -------
                                                                    1,257
                                                                  -------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
--------------------------------------------------------------------------
  ENVIRONMENTAL CONTROLS (2.2%)
$          210    Allied Waste of North America 7.875%,
                    1/1/09 .....................................  $   195
        (d)600    Norcal Waste Systems, Series B,
                    13.50%, 11/15/05 ...........................      663
                                                                  -------
                                                                      858
                                                                  -------
  FINANCE (1.0%)
      (b,d)180    Fuji JGB Investments LLC, Series A,
                    9.87%, 12/31/49 ............................      157
      (b,d)235    SB Treasury Co. LLC 9.40%, 12/29/49...........      229
                                                                  -------
                                                                      386
                                                                  -------
  FOOD (1.7%)
           700    Smithfield Foods, Inc. 7.625%,
                    2/15/08 ....................................      637
                                                                  -------
  FOOD SERVICE & LODGING (1.9%)
           400    Hilton Hotels 7.95%, 4/15/07 .................      405
           335    Host Marriott Travel Plaza, Series B,
                    9.50%, 5/15/05 .............................      344
                                                                  -------
                                                                      749
                                                                  -------
  FOREST PRODUCTS & PAPER (1.8%)
           215    Asia Pulp & Paper Co., Ltd.,
                    Series A, 12.00%, 2/15/04 ..................      141
           140    Pindo Deli Fin Mauritius 10.75%,
                    10/1/07 ....................................       97
           305    SD Warren Co., Series B, 12.00%,
                    12/15/04 ...................................      325
           145    Tembec Industries, Inc. 8.625%,
                    6/30/09 ....................................      144
                                                                  -------
                                                                      707
                                                                  -------
  GAMING & LODGING (6.9%)
           515    Harrahs Operating Co., Inc. 7.875%,
                    12/15/05 ...................................      500
        (b)460    Horseshoe Gaming Holdings 8.652%,
                    5/15/09 ....................................      445
        (b)590    International Game Technology 8.375%,
                    5/15/09 ....................................      583
           425    Park Place Entertainment 7.875%,
                    12/15/05 ...................................      404
           405    Station Casinos, Inc. 10.125%,
                    3/15/06 ....................................      418
            60    Station Casinos, Inc. 9.75%,
                    4/15/07 ....................................       61
           275    Station Casinos, Inc. 8.875%,
                    12/1/08 ....................................      269
                                                                  -------
                                                                    2,680
                                                                  -------
  HEALTH CARE SUPPLIES & SERVICES (7.3%)
           130    Columbia/HCA Healthcare, 8.13%, 8/4/03
                    MTN ........................................      128
           650    Columbia/HCA Healthcare, 6.91%,
                    6/15/05 ....................................      601
           525    Columbia/HCA Healthcare, 8.85%, 1/1/07
                    MTN ........................................      528
           200    Columbia/HCA Healthcare, 7.00%,
                    7/1/07 .....................................      181
           275    Columbia/HCA Healthcare, 7.69%,
                    6/15/25 ....................................      228
           270    Fresenius Medical Capital Trust II
                    7.875%, 2/1/08 .............................      254
           920    Tenet Healthcare Corp. 8.625%,
                    1/15/07 ....................................      899
                                                                  -------
                                                                    2,819
                                                                  -------
  MINING (0.9%)
           410    Glencore Nickel Property Ltd. 9.00%,
                    12/1/14 ....................................      353
                                                                  -------
  MULTI-INDUSTRY (3.1%)
           185    Applied Power, Inc. 8.75%, 4/1/09 ............      179
           150    Axia, Inc. 10.75%, 7/15/08 ...................      148
           550    Outdoor Systems, Inc., 8.875%,
                    6/15/07 ....................................      574
        (d)380    PTC International Finance BV 0.00%,
                    7/1/07 .....................................      281
                                                                  -------
                                                                    1,182
                                                                  -------

The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                  JUNE 30, 1999

                                                                   PAR
                                                                  VALUE
                                                                  (000)
--------------------------------------------------------------------------------
PAPER & PACKAGING (1.8%)
$           750       Indah Kiat Financial Mauritius 10.00%,
                        7/1/07................................   $   517
            170       Norampac, Inc. 9.50%, 2/1/08............       174
                                                                 -------
                                                                     691
                                                                 -------

REAL ESTATE (2.1%)
            850       HMH Properties, Inc. Series A 7.875%,
                        8/1/05................................       803
                                                                 -------
RETAIL--GENERAL (4.8%)
            375       DR Securitized Lease Trust,
                        Series 1993-K1, Class A2, 7.43%,
                        8/15/18...............................       338
            436       DR Securitized Lease Trust,
                        Series 1994-K1, Class A1, 7.60%,
                        8/15/07...............................       428
            100       DR Securitized Lease Trust,
                        Series 1994-K1, Class A2, 8.375%,
                        8/15/15...............................        99
            150       Fred Meyer, Inc. 7.375%, 3/1/05.........       152
            375       Kmart Funding Corp., Series F, 8.80%,
                        7/1/10................................       384
             75       Musicland Group, Inc. 9.00%,
                        6/15/03...............................        73
            400       Musicland Group, Inc. 9.875%,
                        3/15/08...............................       392
                                                                 -------
                                                                   1,866
                                                                 -------

SERVICES (0.6%)
            240       CEX Holdings, Inc. 9.625%, 6/1/08.......       226
                                                                 -------
TECHNOLOGY (1.5%)
         (b)150       AST Research, Inc. 7.45%, 10/1/02.......       144
             75       Entex Information Services 12.50%,
                        8/1/06................................        45
         (b)325       Hyundai Semiconductor 8.625%,
                        5/15/07...............................       261
         (d)240       Rhythms Netconnections, Inc.,
                        Series B, 0.00%, 5/15/08..............       127
                                                                 -------
                                                                     577
                                                                 -------

TELECOMMUNICATIONS (29.9%)
            305       American Cellular Corp. 10.50%,
                        5/15/08...............................       313
            300       American Communications Lines LLC,
                        Series B, 10.25%, 6/30/08.............       300
            300       AMSC Acquisition Co., Inc., Series B,
                        12.25%, 4/1/08........................       230
         (b)285       Centennial Cellular Holdings 10.75%,
                        12/15/08..............................       294
         (d) 90       Dial Call Communications, Series B,
                        10.25%, 12/15/05......................        92
            275       Dobson Communications Corp. 11.75%,
                        4/15/07...............................       289
EUR      (d)405       Dolphin Telecommunications plc 0.00%,
                        6/1/08................................       202
$        (b)410       Echostar DBS Corp. 9.375%, 2/1/09.......       417
            315       Global Crossing Holdings, Ltd. 9.625%,
                        5/15/08...............................       332
            305       Globalstar LP/Capital 11.375%,
                        2/15/04...............................       201
             45       Globalstar LP/Capital 11.50%,
                        6/1/05................................        29
            275       Hermes Europe Railtel BV 11.50%,
                        8/15/07...............................       289
         (d)520       Hyperion Telecommunications 0.00%,
                        4/15/03...............................       430
         (d)885       Intermedia Communications, Series B,
                        0.00%, 7/15/07.......................        632
            375       Iridium LLC/Capital Corp., Series A,
                        13.00%, 7/15/05......................         75
            115       IXC Communications, Inc., 9.00%,
                        4/15/08..............................        110
            150       Lenfest Communications, Inc. 7.625%,
                        2/15/08..............................        154
            205       Metromedia Fiber Network 10.00%,
                        11/15/08.............................        211
            360       Multicanal S.A. 10.50%, 2/1/07.........        296
            315       National Steel Corp., Series D,
                        9.875%, 3/1/09.......................        320
         (d)300       Nextel Communications, Inc. 9.75%,
                        8/15/04..............................        304

                                                                   PAR
                                                                  VALUE
                                                                  (000)
--------------------------------------------------------------------------------
$       (d)1700       Nextel Communications, Inc. 0.00%,
                          9/15/07............................    $ 1,241
         (d)590       NEXTLINK Communications, Inc. 0.00%,
                          4/15/08............................        353
          (b)90        NEXTLINK Communications, Inc. 10.75%,
                          11/15/08...........................         92
EUR      (d)660       NTL, Inc. 0.00%, 4/1/08................        447
$        (d)400       Occidente Y Caribe 0.00%, 3/15/04......        268
         (b)195       OnePoint Communications Corp., 14.50%,
                          6/1/08.............................        106
            315       Philippine Long Distance
                         Telephone Co. 7.85%, 3/6/07........         269
            370       Primus Telecommunications Group,
                         Series B, 9.875%, 5/15/08..........         351
            225       PSINet, Inc., Series B, 10.00%,
                         2/15/05............................         224
         (d)250       RCN Corp. 0.00%, 10/15/07..............        168
       (b,d)370       RCN Corp. 0.00%, 2/15/08...............        230
            150       Rogers Cantel, Inc. 8.30%, 10/1/07.....        148
            650       Rogers Communications, Inc. 8.875%,
                         7/15/07............................         658
             60       Rogers Communications, Inc. 9.125%,
                         1/15/06............................          61
             17       RSL Communications plc. 12.25%,
                         11/15/06...........................          18
         (d)675       RSL Communications plc 0.00%,
                         3/1/08.............................         405
EUR         470       RSL Communications plc 9.125%,
                         3/1/08.............................         431
$            55       Satelites Mexicanos S.A. Series B,
                         10.125%, 11/1/04...................          44
EUR      (b)160       Tele1 Europe BV 13.00%, 5/15/09........        166
$        (b)180       Total Access Communications PCL 2.00%,
                         5/31/06............................         164
         (d)320       Viatel, Inc. Series A 0.00%,
                         4/15/08............................         206
                                                                 -------
                                                                  11,570
                                                                 -------
UTILITIES (1.1%)
            435       AES Corp. 8.50%, 11/1/07...............        409
                                                                 -------
TOTAL CORPORATE BONDS & NOTES................................     34,522
                                                                 -------
ASSET BACKED SECURITIES (1.5%)
  AEROSPACE & DEFENSE (0.4%)
            157       Aircraft Lease Portfolio
                         Securitization Ltd., Series 1996-1,
                         Class D, 12.75%, 6/15/06............        157
                                                                 -------
FINANCIAL SERVICES (1.1%)
         (b)233       CA FM Lease Trust 8.50%, 7/15/17.......        217
            226          Commercial Financial Services, Inc.,
                         Series 1997-5, Class A1 7.72%,
                         6/15/05.............................         56
         (b)122       Federal Mortgage Acceptance
                         Corporation, Series 1996-B,
                         Class C, 7.929%, 11/1/18............         93
             71       Long Beach Acceptance Auto Grantor
                         Trust 1997-1, Class B, 14.22%,
                         10/26/03............................         70
                                                                 -------
                                                                     436
                                                                 -------
TOTAL ASSET BACKED SECURITIES................................        593
                                                                 -------
FOREIGN GOVERNMENT BONDS (2.5%)
     BONDS (2.5%)
           (c)693       Republic of Argentina, Series L,
                          5.938%, 3/31/05.....................       592
              470       United Mexican States Par Bond 6.25%,
                          12/31/19............................       350
                                                                 -------
TOTAL FOREIGN GOVERNMENT BONDS................................       942
                                                                 -------

    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                  JUNE 30, 1999

                                                                     PAR
                                                                   VALUE
                                                                   (000)
------------------------------------------------------------------------
PREFERRED STOCKS (2.2%)
  BROADCAST--RADIO & TELEVISION (0.7%)
$        (a)3,200       Paxson Communications 11.625%.........   $   288
                                                                 -------
TELECOMMUNICATIONS (1.5%)
         (a)1,819       Concentric Network Corp. 13.50%.......       172
       (a,b)1,500       Dobson Communications Corp. 13.00%....       145
           (a)260       IXC Communications, Inc. PIK 9.00%....       251
                                                                 -------
                                                                     568
                                                                 -------
TOTAL PREFERRED STOCKS........................................       856
                                                                 -------

                                                                    NO.OF
                                                                 WARRANTS
                                                                 --------
WARRANTS (0.5%)
  COMPUTERS (0.0%)
         (a)9,000       Wam!Net, Inc., expiring 3/1/05........        21
                                                                 -------
TECHNOLOGY (0.4%)
       (a,b)9,600       Rhythms Netconnections, Inc., expiring
                          5/15/08.............................       138
                                                                 -------
TELECOMMUNICATIONS (0.1%)
       (a,b) 3,000      American Mobile Satellite Corp.,
                          expiring 4/1/08.....................        11
       (a,b)   210      Globalstar Telecom, expiring
                          2/15/04.............................        11
       (a,b)16,000      Occidente Y Caribe, expiring
                          3/15/04.............................        27
       (a,b) 1,950      OnePoint Communications Corp.,
                          expiring 6/1/08.....................        --
                                                                 -------
                                                                      49
                                                                 -------
TOTAL WARRANTS................................................       208
                                                                 -------
TOTAL LONG-TERM INVESTMENTS (96.0%) (COST $38,915)............    37,121
                                                                 -------

                                                                     PAR
                                                                   VALUE
                                                                   (000)
                                                                 -------
SHORT-TERM INVESTMENT (2.1%)
REPURCHASE AGREEMENT  (2.1%)
$       797             Chase Securities, Inc. 4.55%, dated
                          6/30/99, due 7/1/99, to be
                          repurchased at $797, collaterized by
                          $740 U.S. Treasury Bonds, 7.250%,
                          due 5/15/16, valued at $822
                          (COST $797).........................       797
                                                                 -------
TOTAL INVESTMENTS (98.1%) (COST $39,712)......................    37,918
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)..................       748
                                                                 -------
NET ASSETS (100%).............................................   $38,666
                                                                 =======

----------------

(a)       -- Non-income producing security

(b)       -- 144A Security--Certain conditions for public sale may
             exist.

(c)       -- Variable/floating rate security--rate disclosed is as of
             June 30, 1999.

(d)       -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity date.

EUR       -- Euro

MTN       -- Medium Term Note

PCL       -- Public Company Limited

PIK       -- Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.

--------------------------------------------------------------------------------

                  SUMMARY OF LONG-TERM INVESTMENTS BY COUNTRY

                                              VALUE          PERCENT OF
COUNTRY                                       (000)          NET ASSETS
-------                                      -------         ----------
United States.....................           $28,187             72.9%
Canada............................             1,705              4.4
Germany...........................             1,397              3.6
Mexico............................               978              2.5
Argentina.........................               888              2.3
Indonesia.........................               755              2.0
Japan.............................               647              1.7
Australia.........................               595              1.5
United Kingdom....................               574              1.5
Philippines.......................               350              0.9
Colombia..........................               295              0.8
Poland............................               281              0.7
Thailand..........................               164              0.4
Brazil............................               161              0.4
Korea.............................               144              0.4
                                             -------             ----
                                             $37,121             96.0%
                                             =======             ====

    The accompanying notes are an integral part of the financial statements.
                                      F-114

                    VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                  JUNE 30, 1999

                                                                         (000)
--------------------------------------------------------------------------------

ASSETS:
  Investments at Value (Cost $39,712) ............................   $   37,918
  Receivable for:
    Interest .....................................................          714
    Investments Sold .............................................          491
    Fund Shares Sold .............................................           48
  Deferred Organizational Costs ..................................           11
                                                                     ----------
    Total Assets .................................................       39,182
                                                                     ----------
LIABILITIES:
  Payable for:
    Dividends Declared ...........................................          242
    Bank Overdraft ...............................................          108
    Distribution Fees ............................................           56
    Fund Shares Redeemed .........................................           35
    Professional Fees ............................................           23
    Directors' Fees and Expenses .................................           12
    Investment Advisory Fees .....................................           11
    Administrative Fees ..........................................            9
    Shareholder Reporting Expense ................................            9
    Transfer Agent Fees ..........................................            6
    Custody Fees .................................................            3
  Other ..........................................................            2
                                                                     ----------
    Total Liabilities ............................................          516
                                                                     ----------
NET ASSETS .......................................................   $   38,666
                                                                     ==========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) ...............................................   $        3
  Paid in Capital in Excess of Par ...............................       40,797
  Accumulated Net Investment Income ..............................           95
  Distributions in Excess of Net Realized Gain ...................         (435)
  Unrealized Depreciation on Investments .........................       (1,794)
                                                                     ----------
NET ASSETS .......................................................   $   38,666
                                                                     ==========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $8,120,144 and 695,094 Shares
    Outstanding) .................................................   $    11.68
                                                                     ==========
  Maximum Sales Charge ...........................................         4.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge)) ...................   $    12.26
                                                                     ==========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $22,666,658 and 1,944,751 Shares
    Outstanding)* ................................................   $    11.66
                                                                     ==========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $7,878,820 and 675,698 Shares Outstanding)* ........   $    11.66
                                                                     ==========

----------

  *  Redemption price may be subject to a contingent deferred sales charge.


    The accompanying notes are an integral part of the financial statements.
                                      F-115

                    VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                             STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                            YEAR ENDED JUNE 30, 1999

                                                                  (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ................................................   $       12
  Interest .................................................        3,684
                                                               ----------
    Total Income ...........................................        3,696
                                                               ----------
EXPENSES:
  Distribution Fees (Attributed to Classes A, B, and C of
    $23, $209, and $82, respectively) ......................          314
  Investment Advisory Fees .................................          288
  Administrative Fees ......................................           99
  Filing and Registration Fees .............................           44
  Professional Fees ........................................           37
  Shareholder Reports ......................................           34
  Custodian Fees ...........................................           22
  Transfer Agent Fees ......................................           22
  Directors' Fees and Expenses .............................           10
  Other ....................................................           10
                                                               ----------
    Total Expenses .........................................          880
    Less Expense Reductions ................................         (180)
                                                               ----------
    Net Expenses ...........................................          700
                                                               ----------
Net Investment Income/Loss .................................        2,996
                                                               ----------
NET REALIZED GAIN/LOSS ON:
  Investments ..............................................         (344)
                                                               ----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ..................................          210
                                                               ----------
  End of the Period
  Investments ..............................................       (1,794)
                                                               ----------
Net Unrealized Appreciation/Depreciation During the
  Period ...................................................       (2,004)
                                                               ----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation ................................       (2,348)
                                                               ----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...............................................   $      648
                                                               ==========

    The accompanying notes are an integral part of the financial statements.
                                      F-116

                    VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                 YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                                      (000)           (000)
------------------------------------------------------------------------------------------


INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ...............................   $     2,996    $     1,701
  Net Realized Gain/Loss ...................................          (344)         1,119
  Net Unrealized Appreciation /Depreciation ................        (2,004)          (585)
                                                               -----------    -----------
  Net Increase/Decrease in Net Assets Resulting from
    Operations .............................................           648          2,235
                                                               -----------    -----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A ..................................................          (749)          (525)
  Class B ..................................................        (1,540)          (854)
  Class C ..................................................          (603)          (343)
                                                               -----------    -----------
                                                                    (2,892)        (1,722)
                                                               -----------    -----------
  Net Realized Gain:
  Class A ..................................................           (61)          (236)
  Class B ..................................................          (152)          (415)
  Class C ..................................................           (59)          (120)
  In Excess of Net Realized Gain:
  Class A ..................................................           (97)            --
  Class B ..................................................          (244)            --
  Class C ..................................................           (94)            --
                                                               -----------    -----------
                                                                      (707)          (771)
                                                               -----------    -----------
Net Decrease in Net Assets Resulting from Distributions ....        (3,599)        (2,493)
                                                               -----------    -----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ...............................................        27,018         32,419
  Distributions Reinvested .................................         2,061          1,273
  Redeemed .................................................       (21,840)       (21,623)
                                                               -----------    -----------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions .....................................         7,239         12,069
                                                               -----------    -----------
  Total Increase/Decrease in Net Assets ....................         4,288         11,811
NET ASSETS--Beginning of Period ............................        34,378         22,567
                                                               -----------    -----------
NET ASSETS--End of Period (Including accumulated net
  investment income of $95 and $36, respectively) ..........   $    38,666    $    34,378
                                                               ===========    ===========

--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

(1) Class A:

   Shares:
     Subscribed ............................................        1,215            786
     Distributions Reinvested ..............................           43             33
     Redeemed ..............................................       (1,180)          (900)
                                                               ----------     ----------
   Net Increase/Decrease in Class A Shares Outstanding .....           78            (81)
                                                               ==========     ==========
   Dollars:
     Subscribed ............................................   $   14,702     $   10,149
     Distributions Reinvested ..............................          520            420
     Redeemed ..............................................      (14,249)       (11,731)

   Net Increase/Decrease ...................................   $      973     $   (1,162)
                                                               ==========     ==========
   Ending Paid in Capital ..................................   $    8,385+    $    7,412
                                                               ==========     ==========
   Class B:

   Shares:
     Subscribed ............................................          768          1,167
     Distributions Reinvested ..............................           89             48
     Redeemed ..............................................         (371)          (427)
                                                               ----------     ----------
   Net Increase/Decrease in Class B Shares Outstanding .....          486            788
                                                               ==========     ==========
   Dollars:
     Subscribed ............................................   $    9,251     $   15,056
     Distributions Reinvested ..............................        1,068            615
     Redeemed ..............................................       (4,454)        (5,588)
                                                               ----------     ----------
   Net Increase/Decrease ...................................   $    5,865     $   10,083
                                                               ==========     ==========
   Ending Paid in Capital ..................................   $   24,185+    $   18,320
                                                               ==========     ==========
   Class C:

   Shares:
     Subscribed ............................................          255            562
     Distributions Reinvested ..............................           40             19
     Redeemed ..............................................         (264)          (323)
                                                               ----------     ----------
   Net Increase/Decrease in Class C Shares Outstanding .....           31            258
                                                               ==========     ==========
   Dollars:
     Subscribed ............................................   $    3,065     $    7,214
     Distributions Reinvested ..............................          473            238
     Redeemed ..............................................       (3,137)        (4,304)
                                                               ----------     ----------
   Net Increase/Decrease ...................................   $      401     $    3,148
                                                               ==========     ==========
   Ending Paid in Capital ..................................   $    8,227+    $    7,826
                                                               ==========     ==========

----------

   + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.
                                      F-117

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              CLASS A                                        CLASS B
                                      ------------------------------------------------------   -----------------------------------
                                             YEAR ENDED JUNE 30,                                       YEAR ENDED JUNE 30,
                                      ---------------------------------    MAY 1, 1996* TO     -----------------------------------
SELECTED PER SHARE DATA AND RATIOS       1999#        1998#        1997     JUNE 30, 1996         1999#       1998#         1997
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ..........................   $ 12.661     $  12.86     $  11.92     $    12.00         $ 12.630     $  12.86     $  11.93
                                      --------     --------     --------     ----------         --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ......      1.006         0.97         1.07           0.13            0.912         0.87         0.98
  Net Realized and Unrealized
    Gain/Loss .....................     (0.790)        0.35         0.99          (0.09)          (0.776)        0.34         0.99
                                      --------     --------     --------     ----------         --------     --------     --------
  Total From Investment
    Operations ....................      0.216         1.32         2.06           0.04            0.136         1.21         1.97
                                      --------     --------     --------     ----------         --------     --------     --------
DISTRIBUTIONS
  Net Investment Income ...........     (0.967)       (0.97)       (1.07)         (0.12)          (0.883)       (0.89)       (0.99)
  Net Realized Gain ...............     (0.088)       (0.55)       (0.05)            --           (0.088)       (0.55)       (0.05)
  In Excess of Net Realized
    Gain ..........................     (0.140)          --           --             --           (0.140)          --           --
                                      --------     --------     --------     ----------         --------     --------     --------
  Total Distributions .............     (1.195)       (1.52)       (1.12)         (0.12)          (1.111)       (1.44)       (1.04)
                                      --------     --------     --------     ----------         --------     --------     --------
NET ASSET VALUE, END OF PERIOD ....   $ 11.682     $  12.66     $  12.86     $    11.92         $ 11.655     $  12.63     $  12.86
                                      ========     ========     ========     ==========         ========     ========     ========
TOTAL RETURN (1) ..................       1.90%       10.81%       18.12%          0.29%**          1.28%        9.86%       17.22%
                                      ========     ========     ========     ==========         ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) .........................   $  8,120     $  7,813     $  8,980     $    3,907         $ 22,667     $ 18,420     $  8,617
Ratio of Expenses to Average Net
  Assets ..........................       1.25%        1.25%        1.25%          1.25%            2.00%        2.00%        2.00%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets ..........................       8.39%        7.42%        8.83%          6.85%            7.63%        6.70%        7.99%
Portfolio Turnover Rate ...........         41%          81%         104%            10%**            41%          81%         104%
----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss ........   $   0.06     $   0.08     $   0.10     $     0.04         $   0.06     $   0.08     $   0.10
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets ........................       1.72%        1.89%        2.04%          3.51%            2.48%        2.64%        2.82%
  Net Investment Income/Loss to
    Average Net Assets ............       7.93%        6.78%        8.04%          4.59%            7.16%        6.04%        7.17%
----------------------------------------------------------------------------------------------------------------------------------

                                             CLASS B
                                           ----------
                                         MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1996
NET ASSET VALUE, BEGINNING OF
  PERIOD ...............................   $    12.00
                                           ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........         0.12
  Net Realized and Unrealized
    Gain/Loss ..........................        (0.09)
                                           ----------
  Total From Investment
    Operations .........................         0.03
                                           ----------
DISTRIBUTIONS
  Net Investment Income ................        (0.10)
  Net Realized Gain ....................           --
  In Excess of Net Realized
    Gain ...............................           --
                                           ----------
  Total Distributions ..................        (0.10)
                                           ----------
NET ASSET VALUE, END OF PERIOD .........   $    11.93
                                           ==========
TOTAL RETURN (1) .......................         0.21%**
                                           ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) ..............................   $    3,421
Ratio of Expenses to Average Net
  Assets ...............................         2.00%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets ...............................         6.08%
Portfolio Turnover Rate ................           10%**
-----------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............   $     0.04
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets .............................         4.25%
  Net Investment Income/Loss to
    Average Net Assets .................         3.83%
-----------------------------------------------------

                                                                                     CLASS C
                                                               -------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                               ----------------------------------------   MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                                1999#          1998#          1997       JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $   12.634     $    12.86     $    11.93     $    12.00
                                                               ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............................        0.912           0.86           0.99           0.12
  Net Realized and Unrealized Gain/Loss ....................       (0.775)          0.35           0.98          (0.09)
                                                               ----------     ----------     ----------     ----------
  Total From Investment Operations .........................        0.137           1.21           1.97           0.03
                                                               ----------     ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ....................................       (0.883)         (0.89)         (0.99)         (0.10)
  Net Realized Gain ........................................       (0.088)         (0.55)         (0.05)            --
  In Excess of Net Realized Gain ...........................       (0.140)            --             --             --
                                                               ----------     ----------     ----------     ----------
  Total Distributions ......................................       (1.111)         (1.44)         (1.04)         (0.10)
                                                               ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .............................   $   11.660     $    12.63     $    12.86     $    11.93
                                                               ==========     ==========     ==========     ==========
TOTAL RETURN (1) ...........................................         1.28%          9.86%         17.21%          0.21%**
                                                               ==========     ==========     ==========     ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........................   $    7,879     $    8,145     $    4,970     $    3,316
Ratio of Expenses to Average Net Assets ....................         2.00%          2.00%          2.00%          2.00%
Ratio of Net Investment Income/Loss to Average Net Assets ..         7.61%          6.63%          8.03%          6.07%
Portfolio Turnover Rate ....................................           41%            81%           104%            10%**
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss ..........   $     0.06     $     0.08     $     0.11     $     0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ...........................         2.48%          2.64%          2.88%          4.25%
  Net Investment Income/Loss to Average Net Assets .........         7.14%          6.01%          7.15%          3.82%
----------------------------------------------------------------------------------------------------------------------

 *   Commencement of operations

**   Non-Annualized

 1 Total return is calculated exclusive of sales charges or deferred sales charges.

 #   Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.
                                      F-118

                    VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                  JUNE 30, 1999

The Van Kampen High Yield & Total Return Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment Company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to maximize total return by investing in a diversified portfolio of high-yield, high-risk income that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services. The Fund commenced operations on May 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                         CONTINGENT DEFERRED
                           SALES CHARGE
YEAR OF REDEMPTION      CLASS B      CLASS C
------------------      -------      -------
First .........         4.00%         1.00%
Second ........         4.00%         None
Third .........         3.00%         None
Fourth ........         2.50%         None
Fifth .........         1.50%         None
Thereafter ....         None          None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At June 30, 1999, approximately 86% of the net assets of the Fund consisted of high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $435,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                        NET
                                                   APPRECIATION/
        COST             APPREC.        DEPREC.     DEPRECIATION
        (000)             (000)          (000)         (000)
       -------           -------       ---------   -------------

       $39,712           $   614       $ (2,408)   $     (1,794)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $45,000 has been reclassified from accumulated net investment income with approximately $42,000 posted to distributions in excess of net realized gain and approximately $3,000 posted to paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment
Management Inc. ("MSDWIM" or a "Subadviser"), and Miller Anderson &
Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                               CLASS B
                            CLASS A          AND CLASS C
                        MAX. OPERATING     MAX. OPERATING
    ADVISORY FEE         EXPENSE RATIO      EXPENSE RATIO
    ------------        --------------     --------------

        0.75%                1.25%              2.00%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $65,881 for Class A shares and deferred sales charges of $49,073 and $6,313 for Class B shares and Class C shares, respectively.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Company ("MSTC"), a former affiliate of the Subadvisers. On October 1, 1998, the Chase Manhattan purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $25,944,000 and sales of approximately $14,451,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term
U.S. government securities.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen International Magnum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                                                         VALUE
                                                                                        SHARES           (000)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
  AUSTRALIA (2.8%)
    AMP Ltd. ..............................................................              8,250          $      90
    Brambles Industries Ltd. ..............................................              5,000                131
    Broken Hill Proprietary Co., Ltd. .....................................             17,750                205
    Cable & Wireless Optus Ltd. ...........................................             36,900                 84
    Colonial Ltd. .........................................................             25,550                 90
    Fosters Brewing Group Ltd. ............................................             64,900                182
    Lend Lease Corp., Ltd. ................................................             13,800                189
    National Australia Bank Ltd. ..........................................             24,300                401
    News Corp., Ltd. ......................................................             37,740                321
    Normandy Mining Ltd. ..................................................             71,300                 47
    Oil Search Ltd. .......................................................             58,200                 86
    Quantas Airlines. .....................................................             36,400                120
    Rio Tinto Ltd. ........................................................             17,150                280
    Telstra Corp., Ltd. ...................................................             74,950                428
    Westpac Banking Corp., Ltd. ...........................................             40,150                259
    WMC Ltd. ..............................................................             16,950                 72
                                                                                                        ---------
                                                                                                            2,985
                                                                                                        ---------

  BELGIUM (0.2%)
    Fortis 'B' ............................................................              6,400                201
                                                                                                        ---------

  DENMARK (1.2%)
    Nova Nordisk A/S 'B' ..................................................              9,110                983
    Unidanmark A/S 'A' (Registered) .......................................              4,300                287
                                                                                                        ---------
                                                                                                            1,270
                                                                                                        ---------

  FINLAND (2.2%)
    KCI Konecranes International plc ......................................              9,370                322
    Kone Oyj 'B' ..........................................................              3,285                411
    Merita Ltd. 'A' plc ...................................................            166,970                950
    Sampo Insurance Co., Ltd.'A' ..........................................             24,580                713
                                                                                                        ---------
                                                                                                            2,396
                                                                                                        ---------

  FRANCE (10.3%)
    Alcatel Alsthom .......................................................              4,380                617
    Axa ...................................................................              3,710                453
    Cie de Saint Gobain ...................................................              5,492                876
    (a) CNP Assurances ....................................................             47,350              1,295
    Elf Aquitaine .........................................................              5,180                761
    Groupe Danone RFD .....................................................              2,793                721
    Michelin (C.G.D.E.) 'B' ...............................................             24,930              1,021
    Pernod-Ricard .........................................................             15,110              1,014
    Rhone-Poulenc S.A. 'A' ................................................             20,400                934
    Suez Lyonnaise des Eaux ...............................................              2,200                397
    Schneider S.A. ........................................................             21,630              1,216
    (a) Total S.A. 'B' ....................................................             14,110              1,823
                                                                                                        ---------
                                                                                                           11,128
                                                                                                        ---------

  GERMANY (5.9%)
    Adidas-Salomon AG .....................................................              5,250                512
    BASF AG ...............................................................             21,260                935
    Bayer AG ..............................................................             19,200              1,223
    Bewag AG ..............................................................             20,907                324
    Hoechst AG ............................................................             20,000                902
    Mannesmann AG .........................................................              1,740                261
    Schering AG ...........................................................              8,660                926
    Siemens AG ............................................................              3,150                243
    Volkswagen AG .........................................................             15,270                987
                                                                                                        ---------
                                                                                                            6,313
                                                                                                        ---------

  HONG KONG (2.7%)
    Cathay Pacific Airways Ltd. ...........................................             55,900                 86
    Cheung Kong Holdings Ltd. .............................................             67,500                600
    China Telecom Ltd. ....................................................            103,500                288
    Dao Heng Bank Group Ltd. ..............................................             19,000                 85
    Hong Kong & Shanghai Bank Holdings plc ................................              7,400                270
    Hong Kong Telecommunications Ltd. .....................................            106,600                277

                                                                                                         VALUE
                                                                                        SHARES           (000)
-----------------------------------------------------------------------------------------------------------------
    Hutchison Whampoa Ltd. ................................................             50,600          $     458
    Li & Fung Ltd. ........................................................             55,900                134
    New World Development Co. Ltd. ........................................             22,000                 66
    SmarTone Telecom Holdings Ltd. ........................................             34,300                122
    Sun Hung Kai Properties Ltd. ..........................................             39,300                358
    Swire Pacific Ltd. 'A' ................................................             30,000                149
    Television Broadcasts Ltd. ............................................             12,000                 56
                                                                                                        ---------
                                                                                                            2,949
                                                                                                        ---------

  IRELAND (1.3%)
    Bank of Ireland .......................................................             60,004              1,010
    Greencore Group plc ...................................................            127,000                393
                                                                                                        ---------
                                                                                                            1,403
                                                                                                        ---------

  ITALY (3.5%)
    Banca Popolare di Bergamo S.p.A. ......................................             44,660                982
    Marzotto (Gaetano) & Figli S.p.A. .....................................             53,300                415
    Mediaset S.p.A. .......................................................            105,500                939
    Telecom Italia S.p.A. .................................................            140,000              1,457
                                                                                                        ---------
                                                                                                            3,793
                                                                                                        ---------

  JAPAN (24.9%)
    Aiwa Co., Ltd. ........................................................              8,000                265
    Amada Co., Ltd. .......................................................             53,000                375
    Canon, Inc. ...........................................................             29,000                835
    Casio Computer Co., Ltd. ..............................................             35,000                266
    Dai Nippon Printing Co., Ltd. .........................................             26,000                416
    Daicel Chemical Industries Ltd. .......................................             96,000                353
    Daifuku Co., Ltd. .....................................................             51,000                357
    Daikin Industries Ltd. ................................................             46,000                535
    FamilyMart Co., Ltd. ..................................................              7,200                331
    Fuji Machine Manufacturing Co. ........................................             19,000                586
    Fuji Photo Film Co. ...................................................             20,000                758
    Fujitec Co. Ltd. ......................................................             32,000                304
    Fujitsu Ltd. ..........................................................             54,000              1,088
    Furukawa Electric Co., Ltd. ...........................................             77,000                354
    Hitachi Credit Corp. ..................................................             19,700                390
    Hitachi Ltd. ..........................................................            109,000              1,023
    Kaneka Corp. ..........................................................             66,000                622
    Kurita Water Industries Ltd. ..........................................             22,000                395
    Kyocera Corp. .........................................................              8,400                493
    Kyudenko Co., Ltd. ....................................................             25,000                143
    Lintec Corp. ..........................................................             20,000                201
    Matsushita Electric Industrial Co., Ltd. ..............................             36,000                700
    Minebea Co., Ltd. .....................................................             36,000                402
    Mitsubishi Chemical Corp. .............................................             90,000                312
    Mitsubishi Estate Co., Ltd. ...........................................             40,000                391
    Mitsubishi Heavy Industries Ltd. ......................................             97,000                394
    Mitsumi Electric Co., Ltd. ............................................             25,000                699
    NEC Corp. .............................................................             77,000                959
    Nifco, Inc. ...........................................................             25,000                241
    Nintendo Corp., Ltd. ..................................................              8,300              1,168
    Nippon Telegraph & Telephone Corp. ADR. ...............................                 78                910
    Nissan Motor Co., Ltd. ................................................            150,000                717
    Nissha Printing Co., Ltd. .............................................             20,000                146
    Ono Pharmaceutical Co., Ltd. ..........................................             15,000                521
    Ricoh Co., Ltd. .......................................................             70,000                965
    Rinnai Corp. ..........................................................             13,900                320
    Rohm Co. ..............................................................              3,000                470
    Ryosan Co. ............................................................             10,000                199
    Sangetsu Co., Ltd. ....................................................              9,000                192
    Sankyo Co., Ltd. ......................................................             32,000                807
    Sanwa Shutter Corp. ...................................................             44,000                239
    Sekisui Chemical Co. ..................................................             42,000                244
    Sekisui House Ltd. ....................................................             34,000                367
    Shin-Etsu Polymer Co., Ltd. ...........................................             44,000                247
    Sony Corp. ............................................................              8,400                907
    Suzuki Motor Co., Ltd. ................................................             31,000                494

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                                                         VALUE
                                                                                        SHARES           (000)
-----------------------------------------------------------------------------------------------------------------
    TDK Corp. .............................................................              8,000          $     733
    Toshiba Corp. .........................................................            133,000                950
    Toyota Motor Corp. ....................................................             21,000                665
    Tsubakimoto Chain Co. .................................................             76,000                271
    Yamaha Corp. ..........................................................             30,000                361
    Yamanouchi Pharmaceutical Co. .........................................             21,000                804
                                                                                                        ---------
                                                                                                           26,885
                                                                                                        ---------

  NETHERLANDS (4.2%)
    ABN Amro Holdings N.V. ................................................             10,200                221
    Akzo Nobel N.V. .......................................................             32,315              1,362
    Benckiser N.V. 'B' ....................................................              7,900                422
    ING Groep N.V. ........................................................             27,573              1,495
    Laurus N.V. ...........................................................              6,150                143
    Philips Electronics N.V. ..............................................              9,075                896
                                                                                                        ---------
                                                                                                            4,539
                                                                                                        ---------

  NEW ZEALAND (0.1%)
    Telecom Corp. of New Zealand Ltd. .....................................             30,000                129
                                                                                                        ---------

  PORTUGAL (1.0%)
    Banco Comercial Portugues S.A. (Registered) ...........................              2,600                 68
    Electricidade de Portugal S.A. ........................................             54,150                976
                                                                                                        ---------
                                                                                                            1,044
                                                                                                        ---------

  SINGAPORE (1.8%)
    City Developments Ltd. ................................................             25,900                166
    Development Bank of Singapore Ltd. (Foreign) ..........................             28,000                342
    NatSteel Ltd. .........................................................             40,000                175
    Oversea-Chinese Banking Corp., Ltd. (Foreign) .........................             17,000                142
    Overseas Union Bank Ltd. (Foreign) ....................................             23,000                111
    Sembcorp Logistics Ltd. ...............................................             19,000                 75
    Singapore Airlines Ltd. (Foreign) .....................................             22,000                209
    Singapore Press Holdings Ltd. .........................................             15,000                255
    Singapore Telecommunications Ltd. .....................................             87,000                149
    United Overseas Bank Ltd. (Foreign) ...................................             17,000                119
    Venture Manufacturing Ltd. ............................................             24,000                185
                                                                                                        ---------
                                                                                                            1,928
                                                                                                        ---------

  SPAIN (3.4%)
    Banco Popular Espanol S.A. ............................................              6,310                455
    Banco Santander Central Hispano S.A. ..................................             42,000                438
    Endesa S.A. ...........................................................             34,300                732
    Iberdrola S.A. ........................................................             50,800                775
    (a) Telefonica de Espana ..............................................             25,320              1,221
                                                                                                        ---------
                                                                                                            3,621
                                                                                                        ---------

  SWEDEN (4.0%)
    Autoliv, Inc. SDR .....................................................             29,000                887
    Ericsson LM 'B' .......................................................              8,850                285
    ForeningsSparbanken AB ................................................              6,900                 98
    Nordbanken Holding AB .................................................            160,200                940
    Svedala Industri AB ...................................................             50,000                903
    Svenska Handelsbanken 'A' .............................................            101,100              1,217
                                                                                                        ---------
                                                                                                            4,330
                                                                                                        ---------

  SWITZERLAND (8.6%)
    Cie Financiere Richemont AG 'A' .......................................              1,238              2,386
    Holderbank Financiere Glarus AG 'B' (Bearer) ..........................                982              1,161

                                                                                                          VALUE
                                                                                        SHARES            (000)
------------------------------------------------------------------------------------------------------------------
    Nestle S.A. (Registered) ..............................................              1,275           $   2,302
    Novartis AG (Registered) ..............................................                470                 688
    Roche Holding AG-Genusshein ...........................................                 68                 700
    Schindler Holding AG (Registered) .....................................                269                 416
    Swisscom AG (Registered) ..............................................              2,110                 795
    Union Bank of Switzerland AG (Registered) .............................              2,900                 867
                                                                                                         ---------
                                                                                                             9,315
                                                                                                         ---------

  UNITED KINGDOM (19.7%)
    Aegis Group plc .......................................................            270,280                 597
    Allied Domecq plc .....................................................            110,800               1,070
    Allied Zurich plc .....................................................             91,400               1,150
    BG plc ................................................................            148,428                 907
    BOC Group plc .........................................................             49,250                 963
    British Telecommunications plc ........................................             90,800               1,523
    Burmah Castrol plc ....................................................             40,217                 764
    Capital Radio plc .....................................................             75,000                 994
    Centrica plc ..........................................................            227,790                 535
    Diageo plc ............................................................             66,983                 700
    Glaxo Wellcome plc ....................................................             13,400                 373
    Great Universal Stores plc ............................................            102,670               1,139
    Halma plc .............................................................            417,400                 698
    Imperial Tobacco Group plc ............................................            106,300               1,160
    Lloyds TSB Group plc ..................................................             47,400                 643
    Morgan Crucible Co. plc ...............................................            107,300                 454
    Prudential Corp. plc ..................................................             66,100                 974
    Reckitt & Colman plc ..................................................            138,768               1,448
    Royal & Sun Alliance Insurance Group plc ..............................             73,977                 664
    Royal Bank of Scotland Group plc ......................................             61,082                 809
    Sainsbury (J) plc .....................................................             62,000                 391
    Scottish & Southern Energy plc ........................................            102,400               1,048
    Shell Transport & Trading Co. plc .....................................             66,400                 498
    Smith & Nephew plc ....................................................             50,900                 155
    SSL International plc .................................................             36,400                 418
    Tesco plc .............................................................            128,300                 330
    WPP Group plc .........................................................             99,600                 843
                                                                                                         ---------
                                                                                                            21,248
                                                                                                         ---------
TOTAL COMMON STOCKS .......................................................                                105,477
                                                                                                         ---------

PREFERRED STOCKS (1.8%)
  GERMANY (1.8%)
    Fresenius AG ..........................................................              7,915               1,389
    Henkel KGaA AG ........................................................              8,300                 581
                                                                                                         ---------
                                                                                                             1,970
                                                                                                         ---------
TOTAL LONG-TERM INVESTMENTS (99.6%) (COST $99,365) ........................                                107,447
                                                                                                         ---------
FOREIGN CURRENCY (1.7%) (COST $1,799) .....................................                                  1,793
                                                                                                         ---------
TOTAL INVESTMENTS (101.3%) (COST $101,164) ................................                                109,240
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.3%) .............................                                 (1,384)
                                                                                                         ---------
NET ASSETS (100%) .........................................................                              $ 107,856
                                                                                                         =========



(a)     --     Non-income producing security
ADR     --     American Depositary Receipt
RFD     --     Ranked for Dividend
SDR     --     Swedish Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

-------------------------------------------------------------------------------
                                  JUNE 30, 1999
-------------------------------------------------------------------------------

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                        VALUE     PERCENT OF
INDUSTRY                (000)     NET ASSETS
--------              --------    ----------

Consumer Goods .....     $ 31,260        29.0%
Finance ............       21,222        19.7
Capital Equipment...       18,558        17.2
Services ...........       15,655        14.5
Materials ..........       10,462         9.7
Energy .............        9,435         8.7
Multi-Industry .....          855         0.8
                         --------   ---------
                         $107,447        99.6%
                         ========   =========

    The accompanying notes are an integral part of the financial statements.
                                     F-125

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                  JUNE 30, 1999

                                                                   (000)
--------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $99,365) .........................  $ 107,447
  Foreign Currency (Cost $1,799) ..............................      1,793
  Margin Deposit on Futures ...................................        701
  Receivable for:
    Investments Sold ..........................................        734
    Dividends .................................................        320
    Fund Shares Sold ..........................................        294
    Foreign Withholding Tax Reclaim ...........................         90
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts .................................................          8
  Other .......................................................         20
                                                                 ---------
    Total Assets .............................................     111,407
                                                                 =========
LIABILITIES:
  Payable for:
    Custodian Overdraft ......................................       1,666
    Investments Purchased ....................................       1,362
    Fund Shares Redeemed .....................................         165
    Distribution Fees ........................................         123
    Custody Fees .............................................          65
    Investment Advisory Fees .................................          65
    Administrative Fees ......................................          25
    Professional Fees ........................................          24
    Transfer Agent Fees ......................................          21
    Shareholder Reporting Expense ............................          19
    Directors' Fees and Expenses .............................          14
  Other ......................................................           2
                                                                 ---------
    Total Liabilities ........................................       3,551
                                                                 ---------
NET ASSETS ...................................................   $ 107,856
                                                                 =========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
                                               2,625,000,000)    $       8
  Paid in Capital in Excess of Par ...........................     106,226
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations ....................................       8,068
  Distributions in Excess of Net Investment Income ...........         (23)
  Accumulated Net Realized Loss ..............................      (6,423)
                                                                 ---------
NET ASSETS ...................................................   $ 107,856
                                                                 =========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $45,573,218 and 3,358,578 Shares
    Outstanding) ...........................................     $   13.57
                                                                 =========
  Maximum Sales Charge .....................................          5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100 / (100 - maximum sales charge)) ............     $   14.40
                                                                 =========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $48,095,622 and 3,571,823 Shares
    Outstanding)* ..........................................     $   13.47
                                                                 =========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $14,187,085 and 1,049,263 Shares
    Outstanding)* ..........................................     $   13.52
                                                                 =========

----------

  * Redemption price may be subject to a contingent deferred sales charge.



The accompanying notes are an integral part of the financial statements.
                                      F-126

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                             STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                               (000)
-----------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends .............................................     $  2,262
  Interest ..............................................          441
  Less Foreign Taxes Withheld ...........................         (256)
                                                              --------
   Total Income .........................................        2,447
                                                              --------
EXPENSES:
  Investment Advisory Fees ..............................          943
  Distribution Fees (Attributed to Classes A, B, and C of
    $138, $482, and $144, respectively) .................          764
  Administrative Fees ...................................          318
  Custodian Fees ........................................          139
  Transfer Agent Fees ...................................          116
  Shareholder Reports ...................................           66
  Professional Fees .....................................           43
  Filing and Registration Fees ..........................           40
  Directors' Fees and Expenses ..........................           11
  Amortization of Organizational Costs ..................            8
  Other .................................................           32
                                                              --------
   Total Expenses .......................................        2,480
   Less Expense Reductions ..............................          (39)
                                                              --------
   Net Expenses .........................................        2,441
                                                              --------
Net Investment Income/Loss ..............................            6
                                                              --------
NET REALIZED GAIN/LOSS ON:
  Investments ...........................................       (5,131)
  Foreign Currency Transactions .........................       (1,176)
  Futures ...............................................         (544)
                                                              --------
   Net Realized Gain/Loss ...............................       (6,851)
                                                              --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...............................       10,250
                                                              --------
  End of the Period:
    Investments .........................................        8,082
    Foreign Currency Translations .......................          (14)
                                                              --------
                                                                 8,068
                                                              --------
Net Unrealized Appreciation/Depreciation During the
  Period ................................................       (2,182)
                                                              --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation .............................       (9,033)
                                                              --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ............................................     $ (9,027)
                                                              ========

    The accompanying notes are an integral part of the financial statements.
                                     F-127

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 1999     JUNE 30, 1998
                                                                   (000)             (000)
---------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ...............................     $       6       $     679
  Net Realized Gain/Loss ...................................        (6,851)          1,875
  Net Unrealized Appreciation/Depreciation .................        (2,182)          6,066
                                                                 ---------       ---------
  Net Increase/Decrease in Net Assets Resulting from
    Operations .............................................        (9,027)          8,620
                                                                 ---------       ---------
DISTRIBUTIONS:
  Net Investment Income:
  Class A ..................................................        (1,075)           (488)
  Class B ..................................................          (551)           (330)
  Class C ..................................................          (161)            (53)
  In Excess of Net Investment Income:
  Class A ..................................................           (14)             --
  Class B ..................................................            (7)             --
  Class C ..................................................            (2)             --
                                                                 ---------       ---------
                                                                    (1,810)           (871)
                                                                 ---------       ---------
  Net Realized Gain:
  Class A ..................................................            --             (33)
  Class B ..................................................            --             (31)
  Class C ..................................................            --              (9)
  In Excess of Net Realized Gain:
  Class A ..................................................          (709)             --
  Class B ..................................................          (611)             --
  Class C ..................................................          (179)             --
                                                                 ---------       ---------
                                                                    (1,499)            (73)
                                                                 ---------       ---------
  Net Decrease in Net Assets Resulting from Distributions ..        (3,309)           (944)
                                                                 ---------       ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ...............................................        79,794         106,801
  Distributions Reinvested .................................         2,837             850
  Redeemed .................................................       (96,317)        (30,781)
                                                                 ---------       ---------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions .....................................       (13,686)         76,870
                                                                 ---------       ---------
  Total Increase/Decrease in Net Assets ....................       (26,022)         84,546
NET ASSETS--Beginning of Period ............................       133,878          49,332
                                                                 ---------       ---------
NET ASSETS--End of Period (Including distributions in
  excess/undistributed net investment income of $(23) and
  $1,524, respectively) ....................................     $ 107,856       $ 133,878
                                                                 =========       =========

------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed ............................................         1,848           4,160
     Distributions Reinvested ..............................           120              38
     Redeemed ..............................................        (3,110)         (1,276)
                                                                 ---------       ---------
   Net Increase/Decrease in Class A Shares Outstanding .....        (1,142)          2,922
                                                                 =========       =========
   Dollars:
     Subscribed ............................................     $  24,712       $  58,246
     Distributions Reinvested ..............................         1,503             473
     Redeemed ..............................................       (40,959)        (17,581)
                                                                 ---------       ---------
   Net Increase/Decrease ...................................     $ (14,744)      $  41,138
                                                                 =========       =========
   Ending Paid in Capital ..................................     $  46,134+      $  60,878
                                                                 =========       =========
   Class B:
   Shares:

     Subscribed ............................................         1,344           2,713
     Distributions Reinvested ..............................            84              26
     Redeemed ..............................................        (1,357)           (556)
                                                                 ---------       ---------
   Net Increase/Decrease in Class B Shares Outstanding .....            71           2,183
                                                                 =========       =========
   Dollars:
     Subscribed ............................................     $  17,633       $  37,386
     Distributions Reinvested ..............................         1,048             322
     Redeemed ..............................................       (17,469)         (7,487)
                                                                 ---------       ---------
   Net Increase/Decrease ...................................     $   1,212       $  30,221
                                                                 =========       =========
   Ending Paid in Capital ..................................     $  48,048+      $  46,836
                                                                 =========       =========
   Class C:
   Shares:
     Subscribed ............................................         2,928             809
     Distributions Reinvested ..............................            23               4
     Redeemed ..............................................        (2,952)           (425)
                                                                 ---------       ---------
   Net Increase/Decrease in Class C Shares Outstanding .....            (1)            388
                                                                 =========       =========
   Dollars:
     Subscribed ............................................     $  37,449       $  11,169
     Distributions Reinvested ..............................           286              55
     Redeemed ..............................................       (37,889)         (5,713)
                                                                 ---------       ---------
   Net Increase/Decrease ...................................     $    (154)      $   5,511
                                                                 =========       =========
   Ending Paid in Capital ..................................     $  13,362+      $  13,516
                                                                 =========       =========

----------

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                   CLASS A                                    CLASS B
                                                   --------------------------------------- ----------------------------------------
                                                        YEAR ENDED                              YEAR ENDED
                                                          JUNE 30,                                JUNE 30,
                                                   -------------------- JULY 1, 1996*  TO  ---------------------- JULY 1, 1996*  TO
SELECTED PER SHARE DATA AND RATIOS                   1999#      1998#    JUNE 30, 1997       1999#        1998#     JUNE 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ............  $  14.845   $   13.91   $   12.00       $  14.724    $   13.84    $   12.00
                                                   ---------   ---------   ---------       ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ....................      0.049        0.17        0.17          (0.043)        0.05         0.10
  Net Realized and Unrealized Gain/Loss .........     (0.910)       0.96        1.88          (0.903)        0.97         1.85
                                                   ---------   ---------   ---------       ---------    ---------    ---------
  Total From Investment Operations ..............     (0.861)       1.13        2.05          (0.946)        1.02         1.95
                                                   ---------   ---------   ---------       ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income .........................     (0.248)      (0.18)      (0.13)         (0.147)       (0.13)       (0.10)
  In Excess of Net Investment Income ............     (0.003)         --          --          (0.002)          --           --
  Net Realized Gain .............................         --       (0.01)      (0.01)             --        (0.01)       (0.01)
  In Excess of Net Realized Gain ................     (0.164)         --          --          (0.164)          --           --
                                                   ---------   ---------   ---------       ---------    ---------    ---------
  Total Distributions ...........................     (0.415)      (0.19)      (0.14)         (0.313)       (0.14)       (0.11)
                                                   ---------   ---------   ---------       ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD ..................  $  13.569   $   14.85   $   13.91       $  13.465    $   14.72    $   13.84
                                                   =========   =========   =========       =========    =========    =========
TOTAL RETURN (1) ................................      (5.54)%      8.32%      17.30%**       (6.28)%       7.55%        16.40%**
                                                   =========   =========   =========       =========    =========    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...............  $  45,573   $  66,817   $  21,961       $  48,096    $  51,541    $  18,215
Ratio of Expenses to Average Net Assets .........       1.65%       1.65%       1.65%           2.40%        2.40%        2.40%
Ratio of Net Investment Income/Loss to Average
  Net Assets ....................................       0.37%       1.19%       1.39%          (0.33)%       0.40%        0.54%
Portfolio Turnover Rate .........................         70%         35%         22%**           70%          35%          22%**
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss .................................  $    0.00+  $    0.02   $    0.11       $    0.00+   $    0.02    $    0.17
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ................       1.71%       1.82%       2.50%           2.46%        2.57%        3.34%
  Net Investment Income/Loss to Average Net
    Assets ......................................       0.33%       1.02%       0.52%          (0.37)%       0.23%       (0.42)%
------------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS C
                                                            -----------------------------------------------
                                                                     YEAR ENDED
                                                                      JUNE 30,
                                                            ---------------------------  JULY 1, 1996*   TO
SELECTED PER SHARE DATA AND RATIOS                              1999#          1998#       JUNE 30, 1997
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD ......................... $    14.782     $     13.83     $     12.00
                                                               -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .................................      (0.034)           0.05            0.06
  Net Realized and Unrealized Gain/Loss ......................      (0.914)           0.99            1.88
                                                               -----------     -----------     -----------
  Total From Investment Operations ...........................      (0.948)           1.04            1.94
                                                               -----------     -----------     -----------
DISTRIBUTIONS
  Net Investment Income ......................................      (0.147)          (0.08)          (0.10)
  In Excess of Net Investment Income .........................      (0.002)             --              --
  Net Realized Gain ..........................................          --           (0.01)          (0.01)
  In Excess of Net Realized Gain .............................      (0.164)             --              --
                                                               -----------     -----------     -----------
  Total Distributions ........................................      (0.313)          (0.09)          (0.11)
                                                               -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD ............................... $    13.521     $     14.78     $     13.83
                                                               ===========     ===========     ===========
TOTAL RETURN (1) .............................................       (6.25)%          7.55%          16.27%**
                                                               ===========     ===========     ===========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ............................ $    14,187     $    15,520     $     9,156
Ratio of Expenses to Average Net Assets ......................        2.40%           2.40%           2.40%
Ratio of Net Investment Income/Loss to Average Net Assets ....       (0.26)%          0.36%           0.29%
Portfolio Turnover Rate ......................................          70%             35%             22%**
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss ............ $      0.00+    $      0.02     $      0.21
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .............................        2.46%           2.56%           3.45%
  Net Investment Income/Loss to Average Net Assets ...........       (0.30)%          0.20%          (0.77)%

-------------

   *   Commencement of operations

  **   Non-Annualized

  +    Amount is less than $0.01 per share.

  (1) Total return is calculated exclusive of sales charges or deferred sales charges.

   #  Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.
                                     F-129

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser. The Fund commenced operations on July 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT
                                                    DEFERRED
                                                  SALES CHARGE
                                                ------------------
YEAR OF REDEMPTION                              CLASS B    CLASS C
------------------                              -------    -------
First ........................................    5.00%      1.00%
Second .......................................    4.00%      None
Third ........................................    3.00%      None
Fourth .......................................    2.50%      None
Fifth ........................................    1.50%      None
Thereafter ...................................    None       None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

At June 30, 1999, the Fund had available capital loss carryforward for U.S. Federal income tax purposes of approximately $2,624,000 which will expire June 30, 2007.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $3,163,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                            NET
                                                  APPRECIATION/
COST                APPREC.        DEPREC.         DEPRECIATION
(000)                 (000)          (000)                (000)
-----               -------        -------        -------------
$      100,001      $12,463        $(5,017)              $7,446

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss and paid in capital in excess of par. For the year ended June 30, 1999, approximately $1,310,000 has been reclassified from paid in capital in excess of par with approximately $257,000 posted to distributions in excess of net investment income and approximately $1,053,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                       CLASS B
                                CLASS A            AND CLASS C
                         MAX. OPERATING         MAX. OPERATING
ADVISORY FEE              EXPENSE RATIO          EXPENSE RATIO
------------             --------------         --------------
0.80%                         1.65%                  2.40%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $4,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $239,826 for Class A shares and deferred sales charges of $8,799, $206,929, and $28,632 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $27,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $8,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Portfolio made purchases of approximately $77,070,000 and sales of approximately $77,028,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                              UNREALIZED
                                        CURRENT             APPRECIATION/
                                         VALUE               DEPRECIATION
FORWARD CURRENCY CONTRACTS               (000)                  (000)
--------------------------              -------             -------------
SHORT CONTRACTS:
Japanese Yen,
322,227,600 expiring 7/19/99..........   $2,674                   $8
                                         ======                   ==

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of U.S. Treasury Notes and typically closes the contract prior to the delivery date.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                                            CONTRACTS
                                                            ---------
Outstanding at June 30, 1998.........................          -0-
Futures Opened.......................................          516
Futures Closed.......................................         (516)
                                                              ----
Outstanding at June 30, 1999.........................          -0-
                                                              ====

                         VAN KAMPEN LATIN AMERICAN FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Latin American Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Latin American Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. RANDOLPH DR.
CHICAGO, ILLINOIS 60601
AUGUST 6, 1999

                         VAN KAMPEN LATIN AMERICAN FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                 VALUE
                                                  SHARES         (000)
-----------------------------------------------------------------------
COMMON STOCKS (75.3%)
  ARGENTINA (6.4%)
    Banco Rio de La Plata ADR............            24,505     $   233
    Quilmes Industrial ADR...............           100,955       1,249
    Telecom Argentina ADR................            62,418       1,670
    Telefonica de Argentina ADR..........            27,398         859
                                                                -------
                                                                  4,011
                                                                -------
  BRAZIL (11.9%)
    CEMIG ADR............................            31,273         665
    (c)CEMIG ADR.........................               835          18
    (a)Cia Electric de Est Rio Janerio...     1,911,759,000         454
    Copel 'B' ADR........................            37,525         314
    Cia Siderurgica Nacional.............        18,244,000         477
    Coteminas............................         2,492,000         127
    (b,c)Coteminas ADR...................            22,545          57
    CVRD 'A'.............................             5,000          70
    Eletrobras ADR.......................             5,440          52
    Eletrobras 'B' ADR...................            43,930         442
    Eletrobras S.A.......................        21,024,000         397
    Embratel Participacoes ADR...........            64,520         895
    (a)Lojas Arupau ADR..................            10,410          --
    (c)Petrobras ADR.....................            22,943         358
    Petrobras ADR........................            15,640         241
    (c)Rossi Residencial S.A. GDR........            44,287          50
    Rossi Residencial S.A. GDS...........           187,805         211
    Tele Leste Celular ADR...............             1,160          35
    Tele Norte Leste ADR.................            23,523         437
    Tele Sudeste Celular ADR.............             2,290          66
    Telesp Celular ADR...................            21,330         571
    Telesp ADR...........................            25,710         588
    Unibanco GDR.........................            40,390         972
    (a)Vale Do Rio Doce ADR..............            31,997          --
                                                                -------
                                                                  7,497
                                                                -------
  CHILE (8.8%)
    Banco Edwards ADR....................            25,362         368
    Banco Santander ADR..................             7,549         117
    Banco Santiago ADR...................            13,910         267
    CCU ADR..............................            28,067         803
    Chilectra ADR........................            49,206       1,033
    CTC ADR..............................            65,225       1,614
    D & S ADR............................            18,265         342
    ENDESA ADR...........................            15,387         187
    Enersis ADR..........................            14,450         331
    Quinenco ADR.........................            27,439         257
    (a)Santa Isabel ADR..................            20,698         210
                                                                -------
                                                                  5,529
                                                                -------
  COLOMBIA (0.4%)
    Bavaria..............................            46,693         175
    Valores Bavaria......................            74,594          62
                                                                -------
                                                                    237
                                                                -------
  MEXICO (44.6%)
    Alfa.................................           238,666         992
    (a)Banacci 'L'.......................           154,310         377
    (a)Banacci 'O'.......................           106,488         269
    (a)Carso Global Telecom 'A1'.........           155,952         988
    Cemex 'B' ADR........................           131,309       1,297
    Cemex CPO............................           243,975       1,207
    Cemex CPO ADR........................            31,930         303
    Cemex 'B'............................           262,774       1,305
    (a)Cifra 'C'.........................           488,695         895
    (a)Cifra 'V'.........................           168,221         327

                                                                 VALUE
                                                  SHARES         (000)
-----------------------------------------------------------------------
    (a)Cifra 'V' ADR.....................            11,324     $   217
    Empresas ICA S.A.....................           153,950         170
    Empresas S.A. ADR....................            36,571         247
    FEMSA................................           364,497       1,458
    FEMSA ADR............................            33,521       1,337
    (a)Grupo Carso 'A1'..................           182,724         847
    Grupo Modelo 'C'.....................           185,448         529
    (a)Grupo Financiero Banorte S.A. de
    C.V. 'O'.............................           333,298         481
    Grupo Financiero Bancomer S.A. de
    C.V. 'O'.............................         1,462,500         528
    (a)Grupo Industrial Bimbo S.A. de CV
    'A'..................................            73,595         163
    Kimberly 'A'.........................           594,916       2,450
    (a)Seminis, Inc. 'A'.................            32,800         494
    Soriana 'B'..........................           253,815       1,196
    TAMSA ADR............................            20,777         226
    Telmex ADR...........................            83,206       6,724
    (a)Televisa CPO GDR..................            62,941       2,820
    Vitro ADR............................            58,008         297
                                                                -------
                                                                 28,144
                                                                -------
  PERU (1.1%)
    Tel Peru 'B' ADR.....................            47,863         724
                                                                -------
  VENEZUELA (2.1%)
    CANTV ADR............................            49,285       1,343
                                                                -------
TOTAL COMMON STOCKS......................                        47,485
                                                                -------
PREFERRED STOCKS (23.4%)
  BRAZIL (23.4%)
    Banco Bradesco.......................        15,930,000          80
    (a,b)Banco Nacional..................         8,115,000          --
    (a)Celular CRT Participacoes S.A.....         6,717,974         911
    CEMIG................................        45,693,270         961
    Copel................................       164,715,900       1,340
    CRT..................................         5,099,574       1,251
    CVRD 'A'.............................            61,289       1,212
    CVRD.................................            28,970         576
    Eletrobras 'B'.......................        24,984,200         504
    Embratel Participacoes 'A'...........        60,563,000         835
    Gerdau...............................        29,631,867         494
    Globex Utilidades S.A................             8,000          42
    Iven.................................           600,500          78
    Itaubanco............................         1,090,641         558
    (a)Lojas Arapua S.A..................        19,195,300          --
    Petrobras............................        12,662,697       1,961
    Telebras ADR.........................             7,941         716
    Tele Centro Sul......................        35,820,560         396
    Tele Leste Celular...................       370,217,700         226
    Tele Nordeste Celular................        78,574,300         106
    Tele Norte Celular...................       339,309,000         196
    Tele Norte Leste.....................        63,958,000       1,157
    Tele Sudeste Celular.................        53,316,960         301
    Telesp Celular.......................        28,850,730         298
    Telesp...............................         3,521,000         416
    Usiminas.............................            52,200         176
                                                                -------
TOTAL PREFERRED STOCK....................                        14,791
                                                                -------

                                                 NO. OF
                                                 RIGHTS
                                              -------------

  RIGHTS (0.0%)
  BRAZIL (0.0%)
    (a,b)CRT.............................         2,184,997          --
                                                                -------
TOTAL LONG-TERM INVESTMENTS (98.7%)
    (COST $61,089).......................            62,276
                                                  ---------

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                             PAR
                                                            VALUE     VALUE
                                                            (000)     (000)
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
    Chase Securities, Inc., 4.55%, dated                    $ 3,032
      6/30/99, due 7/1/99, to be
      repurchased at $3,032, collaterized
      by $3,175 U.S. Treasury Bill,
      4.58%, due 1/6/00, valued at $3,096
      (COST $3,032) ...................................               $ 3,032
                                                                      -------
TOTAL INVESTMENTS IN SECURITIES (103.5%) (COST $64,121)                65,308
                                                                      -------
FOREIGN CURRENCY (0.2%) (COST $127) ...................                   128
                                                                      -------
TOTAL INVESTMENTS (103.7%) (COST $64,248) .............                65,436
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.7%) .........                (2,340)
                                                                      -------
NET ASSETS (100%) .....................................               $63,096
                                                                      =======

----------

(a)       -- Non-income producing security
(b)       -- Security valued at fair value -- see note A-1 to
             financial statements.
(c)       -- 144A Security -- Certain conditions for public sale may exist
ADR       -- American Depositary Receipt
CPO       -- Certificate of Participation
GDR       -- Global Depositary Receipt
GDS       -- Global Depositary Shares

----------------------------------------------------------------
SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                       VALUE      PERCENT OF
INDUSTRY               (000)      NET ASSETS
--------             --------     ----------
Services ........     $29,030       46.0%
Energy ..........       9,257       14.7
Consumer Goods ..       9,248       14.7
Materials .......       7,414       11.8
Finance .........       4,510        7.1
Multi-Industry ..       2,174        3.4
Capital Equipment         643        1.0
                      -------       ----
                      $62,276       98.7%
                      =======       ====

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                 (000)
-----------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $64,121) .......   $ 65,308
  Foreign Currency (Cost $127) .............................        128
  Receivable for:
    Investments Sold .......................................      1,092
    Dividends ..............................................        260
    Fund Shares Sold .......................................         59
    Foreign Withholding Tax Reclaim ........................          3
  Other ....................................................          4
                                                               --------
Total Assets ...............................................     66,854
                                                               --------
LIABILITIES:
  Payable for:
    Investments Purchased ..................................      3,391
    Fund Shares Redeemed ...................................         94
    Distribution Fees ......................................         66
    Custody Fees ...........................................         59
    Investment Advisory Fees ...............................         49
    Professional Fees ......................................         27
    Transfer Agent Fees ....................................         17
    Shareholder Reporting Expenses .........................         16
    Administrative Fees ....................................         13
    Directors' Fees and Expenses ...........................         13
    Deferred Country Tax ...................................          6
  Other ....................................................          7
                                                               --------
    Total Liabilities ......................................      3,758
                                                               --------
NET ASSETS .................................................   $ 63,096
                                                               ========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) .........................................   $      6
  Paid in Capital in Excess of Par .........................     90,512
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations ..................................      1,156
  Distributions in Excess of Net Investment Income .........       (158)
  Accumulated Net Realized Loss ............................    (28,420)
                                                               --------
NET ASSETS .................................................   $ 63,096
                                                               ========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $34,139,111 and 2,957,664 Shares
    Outstanding) ...........................................   $  11.54
                                                               ========
  Maximum Sales Charge .....................................       5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge)) .............   $  12.24
                                                               ========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $18,569,829 and 1,659,653 Shares
    Outstanding)* ..........................................   $  11.19
                                                               ========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $10,387,176 and 928,886 Shares
    Outstanding)* ..........................................   $  11.18
                                                               ========

----------

* Redemption price may be subject to a contingent deferred sales charge.


    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                              (000)
---------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends .............................................   $  1,694
  Interest ..............................................        121
  Less Foreign Taxes Withheld ...........................        (10)
                                                            --------
   Total Income .........................................      1,805
                                                            --------
EXPENSES:
  Investment Advisory Fees ..............................        710
  Distribution Fees (Attributed to Classes A, B, and C of
    $75, $169, and $96, respectively) ...................        340
  Administrative Fees ...................................        161
  Custodian Fees ........................................        117
  Country Tax Expense ...................................         60
  Shareholder Reports ...................................         57
  Transfer Agent Fees ...................................         53
  Professional Fees .....................................         37
  Filing and Registration Fees ..........................         33
  Directors' Fees and Expenses ..........................          9
  Amortization of Organizational Costs ..................          3
  Other .................................................          9
                                                            --------
   Total Expenses .......................................      1,589
   Less Expense Reductions ..............................       (137)
                                                            --------
   Net Expenses .........................................      1,452
                                                            --------
Net Investment Income/Loss ..............................        353
                                                            --------
NET REALIZED GAIN/LOSS ON:
  Investments ...........................................    (18,585)
  Foreign Currency Transactions .........................       (111)
                                                            --------
    Net Realized Gain/Loss ..............................    (18,696)
                                                            --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...............................    (13,340)
                                                            --------
  End of the Period:
    Investments .........................................      1,187
    Foreign Currency Translations .......................        (31)
                                                            --------
                                                               1,156
                                                            --------
Net Unrealized Appreciation/Depreciation During the
  Period ................................................     14,496
                                                            --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation .............................     (4,200)
                                                            --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ............................................   $ (3,847)
                                                            ========

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                       YEAR ENDED       YEAR ENDED
                                                                    JUNE 30, 1999    JUNE 30, 1998
                                                                            (000)            (000)
---------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ....................................   $         353     $        (380)
  Net Realized Gain/Loss ........................................         (18,696)            4,576
  Net Unrealized Appreciation/Depreciation ......................          14,496           (27,206)
                                                                    -------------     -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations ..................................................          (3,847)          (23,010)
                                                                    -------------     -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A .......................................................            (120)               --
  Class B .......................................................             (17)               --
  Class C .......................................................             (10)               --
  In Excess of Net Investment Income:
  Class A .......................................................            (182)               --
  Class B .......................................................             (26)               --
  Class C .......................................................             (15)               --
                                                                    -------------     -------------
                                                                             (370)               --
                                                                    -------------     -------------
  Net Realized Gain:
  Class A .......................................................              --            (7,513)
  Class B .......................................................              --            (3,444)
  Class C .......................................................              --            (2,645)
  In Excess of Net Realized Gain:
  Class A .......................................................            (153)           (5,098)
  Class B .......................................................            (100)           (2,337)
  Class C .......................................................             (57)           (1,795)
                                                                    -------------     -------------
                                                                             (310)          (22,832)
                                                                    -------------     -------------
  Net Decrease in Net Assets Resulting from Distributions .......            (680)          (22,832)
                                                                    -------------     -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ....................................................          37,085           115,672
  Distributions Reinvested ......................................             580            20,476
  Redeemed ......................................................         (53,264)         (126,144)
                                                                    -------------     -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions ..........................................         (15,599)           10,004
                                                                    -------------     -------------
  Total Increase/Decrease in Net Assets .........................         (20,126)          (35,838)
NET ASSETS--Beginning of Period .................................          83,222           119,060
                                                                    -------------     -------------
NET ASSETS--End of Period (Including distributions in excess of net investment income of $(158) and $(95),
  respectively) .................................................   $      63,096     $      83,222
                                                                    =============     =============

---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    --------
  Shares:
    Subscribed ..................................................           2,939             4,455
    Distributions Reinvested ....................................              46               920
    Redeemed ....................................................          (3,917)           (6,340)
                                                                    -------------     -------------
  Net Increase/Decrease in Class A Shares Outstanding ...........            (932)             (965)
                                                                    =============     =============
  Dollars:
    Subscribed ..................................................   $      28,926     $      72,239
    Distributions Reinvested ....................................             389            11,506
    Redeemed ....................................................         (37,394)          (98,189)
                                                                    -------------     -------------
  Net Increase/Decrease .........................................   $      (8,079)    $     (14,444)
                                                                    =============     =============
  Ending Paid in Capital ........................................   $      46,039+    $      54,118
                                                                    =============     =============
  Class B:
  --------
  Shares:
  Subscribed ....................................................             386             1,661
  Distributions Reinvested ......................................              15               443
  Redeemed ......................................................            (936)             (752)
                                                                    -------------     -------------
  Net Increase/Decrease in Class B Shares Outstanding ...........            (535)            1,352
                                                                    =============     =============
  Dollars:
    Subscribed ..................................................   $       3,651     $      26,168
    Distributions Reinvested ....................................             124             5,380
    Redeemed ....................................................          (8,006)          (10,163)
                                                                    -------------     -------------
  Net Increase/Decrease .........................................   $      (4,231)    $      21,385
                                                                    =============     =============
  Ending Paid in Capital ........................................   $      29,066+    $      33,297
                                                                    =============     =============
  Class C:
  --------
  Shares:
    Subscribed ..................................................             508             1,071
    Distributions Reinvested ....................................               8               296
    Redeemed ....................................................            (908)           (1,242)
                                                                    -------------     -------------
  Net Increase/Decrease in Class C Shares Outstanding ...........            (392)              125
                                                                    =============     =============
  Dollars:
    Subscribed ..................................................   $       4,508     $      17,265
    Distributions Reinvested ....................................              67             3,590
    Redeemed ....................................................          (7,864)          (17,792)
                                                                    -------------     -------------
  Net Increase/Decrease .........................................   $      (3,289)    $       3,063
                                                                    =============     =============
  Ending Paid in Capital ........................................   $      15,478+    $      18,767
                                                                    =============     =============

----------

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                              CLASS A
                                           -----------------------------------------------------------------------
                                                           YEAR ENDED JUNE 30,
                                           ---------------------------------------------------    JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS           1999#         1998#          1997         1996          JUNE 30, 1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ...............................   $  11.424     $   17.39     $   12.63     $    9.08     $         12.00
                                           ---------     ---------     ---------     ---------     ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........       0.093         (0.01)         0.02          0.10               (0.02)
  Net Realized and Unrealized Gain/
    Loss ...............................       0.182         (2.73)         6.46          3.47               (2.70)
                                           ---------     ---------     ---------     ---------     ---------------
  Total From Investment
    Operations .........................       0.275         (2.74)         6.48          3.57               (2.72)
                                           ---------     ---------     ---------     ---------     ---------------
DISTRIBUTIONS
  Net Investment Income ................      (0.041)           --            --         (0.02)                 --
  In Excess of Net Investment
    Income .............................      (0.063)           --         (0.09)           --                  --
  Net Realized Gain ....................          --         (1.92)        (1.63)           --                  --
  In Excess of Net Realized Gain .......      (0.052)        (1.31)           --            --                  --
  Return of Capital ....................          --            --            --            --               (0.20)
                                           ---------     ---------     ---------     ---------     ---------------
  Total Distributions ..................      (0.156)        (3.23)        (1.72)        (0.02)              (0.20)
                                           ---------     ---------     ---------     ---------     ---------------
NET ASSET VALUE, END OF PERIOD .........   $  11.543     $   11.42     $   17.39     $   12.63     $          9.08
                                           =========     =========     =========     =========     ===============
TOTAL RETURN (1) .......................        3.00%       (17.37)%       57.32%        39.35%             (23.07)%**
                                           =========     =========     =========     =========     ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $  34,139     $  44,439     $  84,401     $  18,701     $         7,658
Ratio of Expenses to Average Net
  Assets ...............................        2.20%         2.25%         2.24%         2.11%               2.46%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................        0.98%        (0.09)%       (0.08)%        1.18%              (0.44)%
Portfolio Turnover Rate ................         163%          249%          241%          131%                107%**
------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............   $    0.02     $    0.02     $    0.10     $    0.09     $          0.13
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .......        2.44%         2.41%         2.77%         3.28%               4.30%
  Net Investment Income/Loss to
    Average Net Assets .................        0.74%        (0.24)%       (0.61)%        0.01%              (2.26)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense .........        2.10%         2.10%         2.10%         2.10%               2.10%
------------------------------------------------------------------------------------------------------------------

                                                                      CLASS B
                                           ------------------------------------------------------------
                                                     YEAR ENDED JUNE 30,
                                           -------------------------------------     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS           1999#         1998#          1997            JUNE 30, 1996
----------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ...............................   $  11.030     $   16.99     $   12.45     $             9.58
                                           ---------     ---------     ---------     ------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........       0.019         (0.08)        (0.03)                  0.03
  Net Realized and Unrealized Gain/
    Loss ...............................       0.215         (2.65)         6.28                   2.84
                                           ---------     ---------     ---------     ------------------
  Total From Investment
    Operations .........................       0.234         (2.73)         6.25                   2.87
                                           ---------     ---------     ---------     ------------------
DISTRIBUTIONS
  Net Investment Income ................      (0.009)           --            --                     --
  In Excess of Net Investment
    Income .............................      (0.014)           --         (0.08)                    --
  Net Realized Gain ....................          --         (1.92)        (1.63)                    --
  In Excess of Net Realized Gain .......      (0.052)        (1.31)           --                     --
  Return of Capital ....................          --            --            --                     --
                                           ---------     ---------     ---------     ------------------
  Total Distributions ..................      (0.075)        (3.23)        (1.71)                    --
                                           ---------     ---------     ---------     ------------------
NET ASSET VALUE, END OF PERIOD .........   $  11.189     $   11.03     $   16.99     $            12.45
                                           =========     =========     =========     ==================
TOTAL RETURN (1) .......................        2.47%       (17.82)%       56.17%                 29.26%**
                                           =========     =========     =========     ==================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $  18,570     $  24,206     $  14,314     $            2,041
Ratio of Expenses to Average Net
  Assets ...............................        2.96%         2.99%         2.99%                  2.87%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................        0.20%        (0.58)%       (0.78)%                 0.88%
Portfolio Turnover Rate ................         163%          249%          241%                   131%**
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............   $    0.02     $    0.02     $    0.02     $             0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .......        3.20%         3.16%         3.55%                  3.89%
  Net Investment Income/Loss to
    Average Net Assets .................       (0.04)%       (0.73)%       (1.34)%                (0.14)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense .........        2.85%         2.85%         2.85%                  2.85%
-------------------------------------------------------------------------------------------------------

----------

 *  Commencement of operations.

**  Non-Annualized

 + The Fund began offering Class B shares on August 1, 1995. (1) Total return is calculated exclusive of sales charges or deferred sales charges.

 #  Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                          FINANCIAL HIGHLIGHTS (CONT.)

--------------------------------------------------------------------------------

                                                                                            CLASS C
                                                          ----------------------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                          -------------------------------------------------     JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS                          1999#         1998#         1997         1996          JUNE 30, 1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................   $  11.037     $   17.01     $  12.43     $   8.99     $          12.00
                                                          ---------     ---------     --------     --------     ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........................       0.021         (0.11)       (0.07)        0.04                (0.08)
  Net Realized and Unrealized Gain/Loss ...............       0.199         (2.63)        6.31         3.40                (2.73)
                                                          ---------     ---------     --------     --------     ----------------
  Total From Investment Operations ....................       0.220         (2.74)        6.24         3.44                (2.81)
                                                          ---------     ---------     --------     --------     ----------------
DISTRIBUTIONS
  Net Investment Income ...............................      (0.009)           --           --           --                   --
  In Excess of Net Investment Income ..................      (0.014)           --        (0.03)          --                   --
  Net Realized Gain ...................................          --         (1.92)       (1.63)          --                   --
  In Excess of Net Realized Gain ......................      (0.052)        (1.31)          --           --                   --
  Return of Capital ...................................          --            --           --           --                (0.20)
                                                          ---------     ---------     --------     --------     ----------------
  Total Distributions .................................      (0.075)        (3.23)       (1.66)          --                (0.20)
                                                          ---------     ---------     --------     --------     ----------------
NET ASSET VALUE, END OF PERIOD ........................   $  11.182     $   11.04     $  17.01     $  12.43     $           8.99
                                                          =========     =========     ========     ========     ================
TOTAL RETURN (1) ......................................        2.28%       (17.86)%      56.04%       38.26%              (23.83)%**
                                                          =========     =========     ========     ========     ================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....................   $  10,387     $  14,577     $ 20,345     $  6,780     $          4,085
Ratio of Expenses to Average Net Assets ...............        2.96%         3.00%        2.99%        2.86%                3.20%
Ratio of Net Investment Income/Loss to Average Net
  Assets ..............................................        0.23%        (0.77)%      (0.79)%       0.42%               (1.16)%
Portfolio Turnover Rate ...............................         163%          249%         241%         131%                 107%**
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period
  Per Share Benefit to Net Investment Income/Loss .....   $    0.02     $    0.02     $   0.05     $   0.12     $           0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ......................        3.20%         3.16%        3.56%        4.06%                5.20%
  Net Investment Income/Loss to Average Net Assets ....       (0.01)%       (0.93)%      (1.36)%      (0.78)%              (3.16)%
Ratio of Expenses to Average Net Assets excluding
  country tax expense and interest expense ............        2.85%         2.85%        2.85%        2.85%                2.85%

----------

  *  Commencement of operations.
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. The Fund commenced operations on July 6, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                    CONTINGENT DEFERRED
                       SALES CHARGE
YEAR OF REDEMPTION   CLASS B  CLASS C
------------------   -------  -------
First .........        5.00%     1.00%
Second ........        4.00%     None
Third .........        3.00%     None
Fourth ........        2.50%     None
Fifth .........        1.50%     None
Thereafter ....        None      None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion

                         VAN KAMPEN LATIN AMERICAN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $16,568,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency and capital losses of approximately $6,068,000.

At June 30, 1999, cost and unrealized appreciation/depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                   NET
                               APPRECIATION/
  COST   APPREC.   DEPREC.     DEPRECIATION
 (000)    (000)     (000)         (000)
-------  -------   -------     ------------
$70,009   $7,722    $(12,423)      $(4,701)

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss and paid in capital in excess of par. For the year ended June 30, 1999, approximately $65,000 has been reclassified from paid in capital in excess of par and approximately $46,000 has been reclassified from distributions in excess of net investment income, totaling $111,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                      CLASS B
                  CLASS A            AND CLASS C
ADVISORY       MAX. OPERATING      MAX. OPERATING
  FEE          EXPENSE RATIO       EXPENSE RATIO
--------       --------------      --------------
1.25%              2.10%               2.85%

                         VAN KAMPEN LATIN AMERICAN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

For the year ended June 30, 1999, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $98,029 for Class A shares and deferred sales charges of $105,678 and $13,387 for Class B shares and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $20,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $8,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

D. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $89,489,000 and sales of approximately $102,312,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                             VAN KAMPEN VALUE FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Value Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                             VAN KAMPEN VALUE FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                  VALUE
                                                      SHARES      (000)
------------------------------------------------------------------------
COMMON STOCKS (99.5%)
  CAPITAL EQUIPMENT (18.3%)
    CHEMICALS--DIVERSIFIED (2.1%)
      Eastman Chemical Co. .......................      5,800   $    300
      Lubrizol Corp. .............................    127,400      3,472
      Rohm & Haas Co. ............................     33,380      1,431
                                                                --------
                                                                   5,203
                                                                --------
    CONSTRUCTION & HOUSING (1.2%)
      Owens Corning ..............................     89,020      3,060
                                                                --------
    ELECTRICAL & ELECTRONICS (0.5%)
      Entergy Corp. ..............................     44,090      1,378
                                                                --------
    ELECTRONIC COMPONENTS--MISCELLANEOUS (2.6%)
      (a) Arrow Electronics, Inc. ................     98,460      1,871
      Avnet, Inc. ................................     43,500      2,023
      Tektronix, Inc. ............................     90,310      2,726
                                                                --------
                                                                   6,620
                                                                --------
    ENERGY EQUIPMENT & SERVICES (1.6%)
      GTE Corp. ..................................     38,000      2,878
      Peco Energy Co. ............................     27,200      1,139
                                                                --------
                                                                   4,017
                                                                --------
    MACHINERY & ENGINEERING (6.3%)
      Case Corp. .................................     78,100      3,758
      Cummins Engine Co., Inc. ...................    118,000      6,741
      Deere & Co. ................................        300         12
      Kennametal, Inc. ...........................     53,250      1,651
      Parker-Hannifin Corp. ......................     83,125      3,803
                                                                --------
                                                                  15,965
                                                                --------
    MANUFACTURING (3.6%)
      Eaton Corp. ................................     29,400      2,705
      (a) FMC Corp. ..............................     49,310      3,368
      Tecumseh Products Co. 'A' ..................     48,570      2,942
                                                                --------
                                                                   9,015
                                                                --------
    PROFESSIONAL SERVICES (0.4%)
      Olsten Corp. ...............................    141,370        892
                                                                --------
  TOTAL CAPITAL EQUIPMENT ........................                46,150
                                                                --------
  CONSUMER PRODUCTS--MISCELLANEOUS (28.5%)
    APPLIANCES & HOUSEHOLD DURABLES (1.1%)
      Whirlpool Corp. ............................     37,600      2,782
                                                                --------
    AUTOMOBILES (10.9%)
      Dana Corp. .................................     80,890      3,726
      Ford Motor Co. .............................    114,130      6,441
      General Motors Corp. .......................    157,580     10,400
      Goodyear Tire & Rubber Co. .................     20,000      1,176
      (a) Navistar International Corp. ...........     45,900      2,295
      TRW, Inc. ..................................     62,860      3,450
                                                                --------
                                                                  27,488
                                                                --------
    COMPUTERS/SOFTWARE (8.2%)
      First Data Corp. ...........................     96,200      4,708
      Intel Corp. ................................     43,800      2,606
      International Business Machines
        Corp .....................................     63,400      8,194
      (a) Quantum Corp. ..........................    214,000      5,163
                                                                --------
                                                                  20,671
                                                                --------
                                                                  VALUE
                                                      SHARES      (000)
------------------------------------------------------------------------
    RECREATION, OTHER CONSUMER GOODS (0.3%)
      Standard Register Co. ......................     26,670   $    820
                                                                --------
    RETAIL--MAJOR DEPARTMENT STORES (3.0%)
      Dillards, Inc. 'A' .........................     55,020      1,933
      Sears, Roebuck & Co. .......................     52,500      2,339
      (a) Toys 'R' Us, Inc. ......................    154,440      3,195
                                                                --------
                                                                   7,467
                                                                --------
    TEXTILES & APPAREL (4.6%)
      Liz Claiborne, Inc. ........................    123,300      4,500
      Springs Industries, Inc. 'A' ...............     41,920      1,829
      VF Corp. ...................................    126,140      5,392
                                                                --------
                                                                  11,721
                                                                --------
    TOBACCO (0.4%)
      (a) R.J. Reynolds Tobacco
        Holdings, Inc. ...........................     30,346        956
                                                                --------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS .........                71,905
                                                                --------
  ENERGY (6.4%)
    ELECTRIC--INTEGRATED (0.8%)
      Cinergy Corp. ..............................     18,570        594
      GPU, Inc. ..................................     34,940      1,474
                                                                --------
                                                                   2,068
                                                                --------
    OIL & GAS (3.8%)
      Coastal Corp. ..............................     37,100      1,484
      (a) Nabors Industries, Inc. ................    136,500      3,336
      Tosco Corp. ................................     44,200      1,146
      Transocean Offshore, Inc. ..................     46,600      1,223
      Ultramar Diamond Shamrock Corp. ............    106,570      2,325
                                                                --------
                                                                   9,514
                                                                --------
    UTILITIES--ELECTRICAL & GAS (1.8%)
      DTE Energy Co. .............................     43,280      1,731
      Duke Power Co. .............................     22,100      1,202
      Southern Co. ...............................     58,700      1,556
                                                                --------
                                                                   4,489
                                                                --------
  TOTAL ENERGY ...................................                16,071
                                                                --------
  FINANCE (21.9%)
    BANKING (6.6%)
      Associates First Capital Corp. 'A' .........          2         --
      Bank of America ............................     56,500      4,142
      BankBoston Corp. ...........................     42,400      2,168
      Chase Manhattan Corp. ......................     94,240      8,163
      UnionBanCal Corp. ..........................     58,400      2,110
                                                                --------
                                                                  16,583
                                                                --------
    INSURANCE (7.2%)
      ACE Ltd. ...................................     45,200      1,277
      Allstate Corp. .............................     92,580      3,321
      American General Corp. .....................     22,640      1,706
      Hartford Financial Services Group ..........     59,540      3,472
      Old Republic International Corp. ...........     86,105      1,491
      Washington Mutual, Inc. ....................    192,450      6,808
                                                                --------
                                                                  18,075
                                                                --------

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                             VALUE
                                                  SHARES     (000)
-------------------------------------------------------------------
  LIFE/HEALTH INSURANCE (2.0%)
    CIGNA Corp. .............................     21,400   $  1,905
    Reliastar Financial Corp. ...............     70,280      3,075
                                                           --------
                                                              4,980
                                                           --------
  REINSURANCE (0.8%)
    Everest Reinsurance Holdings, Inc. ......     66,210      2,160
                                                           --------
  SUPER--REGIONAL BANKS--U.S. (5.3%)
    Bank One Corp. ..........................     65,800      3,919
    First Union Corp. (N.C.) ................     40,589      1,908
    KeyCorp .................................     74,500      2,393
    PNC Bank Corp. ..........................     89,400      5,152
                                                           --------
                                                             13,372
                                                           --------
TOTAL FINANCE ...............................                55,170
                                                           --------
MATERIALS (6.7%)
  CHEMICALS (4.7%)
    Air Products & Chemicals, Inc. ..........     42,500      1,711
    Engelhard Corp. .........................    160,100      3,622
    IMC Global, Inc. ........................    112,400      1,981
    Solutia, Inc. ...........................     99,100      2,112
    (a)W.R. Grace & Co. .....................    127,300      2,339
                                                           --------
                                                             11,765
                                                           --------
  METALS--STEEL (0.8%)
    Ryerson Tull, Inc. ......................     85,700      1,934
                                                           --------
  TELECOMMUNICATIONS EQUIPMENT (1.2%)
    U.S. West, Inc. .........................     53,700      3,155
                                                           --------
TOTAL MATERIALS .............................                16,854
                                                           --------
SERVICES (17.7%)
  BUSINESS & PUBLIC SERVICES (1.0%)
    Service Corp. International .............    135,500      2,608
                                                           --------
  FOOD--MISCELLANEOUS/DIVERSIFIED (2.7%)
    IBP, Inc. ...............................     63,310      1,504
    Nabisco Group Holdings Corp. ............    156,340      3,058
    Universal Foods Corp. ...................    111,820      2,362
                                                           --------
                                                              6,924
                                                           --------
  HEALTHCARE SUPPLIES & SERVICES (7.2%)
    Beckman Coulter, Inc. ...................     60,030      2,919
    Columbia HCA/Healthcare Corp. ...........     63,770      1,455
    (a) Foundation Health Systems 'A' .......     78,000      1,170
    (a) HEALTHSOUTH Corp. ...................    418,000      6,244
    (a) LifePoint Hospitals, Inc. ...........      4,761         64

                                                                      VALUE
                                                           SHARES     (000)
-----------------------------------------------------------------------------
    (a) Tenet Healthcare Corp. ........................    155,400   $  2,885
    (a) Triad Hospitals, Inc. .........................      4,761         64
    United HealthCare Corp. ...........................     51,500      3,225
                                                                     --------
                                                                       18,026
                                                                     --------
  TELECOMMUNICATIONS (3.8%)
    (a) AMR Corp. .....................................     74,980      5,117
    Bell Atlantic Corp. ...............................     66,700      4,361
                                                                     --------
                                                                        9,478
                                                                     --------
  TRANSPORTATION--AIRLINES (1.9%)
    CNF Transportation, Inc. ..........................     30,800      1,182
    Delta Airlines, Inc. ..............................     64,100      3,694
                                                                     --------
                                                                        4,876
                                                                     --------
  TRANSPORTATION--RAIL (0.5%)
    Burlington Northern Railroad Co. ..................     40,300      1,249
                                                                     --------
  TRANSPORTATION--TRUCKING (0.6%)
    Ryder Systems, Inc. ...............................     60,800      1,581
                                                                     --------
TOTAL SERVICES ........................................                44,742
                                                                     --------
TOTAL LONG-TERM INVESTMENTS (99.5%) (COST $233,558) ...               250,892
                                                                     --------
                                                           PAR
                                                          VALUE
                                                          (000)
                                                         -------
SHORT-TERM INVESTMENT (3.3%)
    REPURCHASE AGREEMENT (3.3%)
      Chase Securities, Inc., 4.55%, dated               $8,469
        6/30/99, due 7/1/99, to be repurchased at
        $8,470, collaterized by $7,040 U.S. ...........
        Treasury Bonds, 11.125%, due 8/15/03,
        valued at $8,693 (COST $8,469) ................                 8,469
                                                                    ---------
TOTAL INVESTMENTS (102.8%) (COST $242,027) ............               259,361
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.8%) .........                (7,104)
                                                                    ---------
NET ASSETS (100%) .....................................             $ 252,257
                                                                    =========

----------

(a)  --      Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                      (000)
-----------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $242,027) ..........................   $ 259,361
  Receivable for:
    Investments Sold ............................................       1,619
    Fund Shares Sold ............................................         351
    Dividends ...................................................         205
    Interest ....................................................           1
  Deferred Organizational Costs .................................           4
  Other Assets ..................................................          12
                                                                    ---------
      Total Assets ..............................................     261,553
                                                                    ---------
LIABILITIES:
  Payable for:
    Investments Purchased .......................................       7,881
    Fund Shares Redeemed ........................................         786
    Distribution Fees ...........................................         303
    Investment Advisory Fees ....................................         133
    Administrative Fees .........................................          52
    Transfer Agent Fees .........................................          41
    Professional Fees ...........................................          34
    Shareholder Reporting Expenses ..............................          29
    Directors' Fees and Expenses ................................          20
    Custody Fees ................................................           9
  Other .........................................................           8
                                                                    ---------
      Total Liabilities .........................................       9,296
                                                                    ---------
NET ASSETS ......................................................   $ 252,257
                                                                    =========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000) ..............................................   $      23
  Paid in Capital in Excess of Par ..............................     244,212
  Unrealized Appreciation on Investments ........................      17,334
  Distributions in Excess of Net Investment Income ..............          (1)
  Accumulated Net Realized Loss .................................      (9,311)
                                                                    ---------
  NET ASSETS ....................................................   $ 252,257
                                                                    =========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $95,207,962 and 8,747,187 Shares
    Outstanding) ................................................   $   10.88
                                                                    =========
  Maximum Sales Charge ..........................................        5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100 / (100 - maximum sales charge)) .................   $   11.54
                                                                    =========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $127,977,872 and 11,807,261 Shares
    Outstanding)* ...............................................   $   10.84
                                                                    =========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $29,071,184 and 2,683,913 Shares
    Outstanding)* ...............................................   $   10.83
                                                                    =========

----------

  *   Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                 (000)
------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ................................................   $   4,804
  Interest .................................................         984
                                                               ---------
   Total Income ............................................       5,788
                                                               ---------
EXPENSES:
  Investment Advisory Fees .................................       2,131
  Distribution Fees (Attributed to Classes A, B, and C of
    $270, $1,279, and $306, respectively) ..................       1,855
  Administrative Fees ......................................         672
  Transfer Agent Fees ......................................         140
  Shareholder Reports ......................................          78
  Professional Fees ........................................          59
  Filing and Registration Fees .............................          56
  Custodian Fees ...........................................          56
  Directors' Fees and Expenses .............................          15
  Amortization of Organizational Costs .....................           2
  Other ....................................................           9
                                                               ---------
   Total Expenses ..........................................       5,073
   Less Expense Reductions .................................         (43)
                                                               ---------
   Net Expenses ............................................       5,030
                                                               ---------
Net Investment Income/Loss .................................         758
                                                               ---------
NET REALIZED GAIN/LOSS ON:
  Investments ..............................................      (9,132)
                                                               ---------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ..................................       1,221
                                                               ---------
  End of the Period
    Investments ............................................      17,334
                                                               ---------
Net Unrealized Appreciation/Depreciation During the
  Period ...................................................      16,113
                                                               ---------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation ................................       6,981
                                                               ---------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...............................................   $   7,739
                                                               =========

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                          YEAR ENDED     JULY 7, 1997* TO
                                                                       JUNE 30, 1999        JUNE 30, 1998
                                                                               (000)                (000)
---------------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ....................................   $            758     $          1,260
  Net Realized Gain/Loss ........................................             (9,132)               5,893
  Net Unrealized Appreciation /Depreciation .....................             16,113                1,221
                                                                    ----------------     ----------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations ..................................................              7,739                8,374
                                                                    ----------------     ----------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A .......................................................               (601)                (930)
  Class B .......................................................                (91)                (264)
  Class C .......................................................                (23)                 (66)
  In Excess of Net Investment Income:
  Class A .......................................................                 (1)                 (77)
  Class B .......................................................                 --                  (22)
  Class C .......................................................                 --                   (6)
                                                                    ----------------     ----------------
                                                                                (716)              (1,365)
                                                                    ----------------     ----------------
  Net Realized Gain:
  Class A .......................................................                 --                 (502)
  Class B .......................................................                 --                 (431)
  Class C .......................................................                 --                  (95)
  In Excess of Net Realized Gain:
  Class A .......................................................             (2,049)                  --
  Class B .......................................................             (2,409)                  --
  Class C .......................................................               (584)                  --
                                                                    ----------------     ----------------
                                                                              (5,042)              (1,028)
                                                                    ----------------     ----------------
  Net Decrease in Net Assets Resulting from Distributions .......             (5,758)              (2,393)
                                                                    ----------------     ----------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ....................................................             63,721              354,369
  Distributions Reinvested ......................................              5,042                2,140
  Redeemed ......................................................           (134,239)             (49,738)
                                                                    ----------------     ----------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions ..........................................            (65,476)             306,771
                                                                    ----------------     ----------------
  Total Increase/Decrease in Net Assets .........................            (63,495)             312,752
NET ASSETS--Beginning of Period .................................            315,752                3,000
                                                                    ----------------     ----------------
NET ASSETS--End of Period (Including distributions in excess of net investment income of $(1) and $(45),
  respectively) .................................................   $        252,257     $        315,752
                                                                    ================     ================
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (000):
(1) Class A:
    --------
  Shares:
    Subscribed (Initial Shares of 100) ..........................              2,585               16,264
    Distributions Reinvested ....................................                259                  136
    Redeemed ....................................................             (7,154)              (3,343)
                                                                    ----------------     ----------------
  Net Increase/Decrease in Class A Shares Outstanding ...........             (4,310)              13,057
                                                                    ================     ================
  Dollars:
    Subscribed ..................................................   $         24,777     $        167,353
    Distributions Reinvested ....................................              2,427                1,393
    Redeemed ....................................................            (69,185)             (35,499)
                                                                    ----------------     ----------------
  Net Increase/Decrease .........................................   $        (41,981)    $        133,247
                                                                    ================     ================
  Ending Paid in Capital ........................................   $         92,241+    $        134,222
                                                                    ================     ================
  Class B:
  --------
                                                                                         ----------------
  Shares:
    Subscribed (Initial Shares of 100) ..........................              3,052               14,654
    Distributions Reinvested ....................................                225                   60
    Redeemed ....................................................             (5,046)              (1,138)
                                                                    ----------------     ----------------
  Net Increase/Decrease in Class B Shares Outstanding ...........             (1,769)              13,576
                                                                    ================     ================
  Dollars:
    Subscribed ..................................................   $         29,487     $        150,818
    Distributions Reinvested ....................................              2,115                  607
    Redeemed ....................................................            (48,333)             (12,023)
                                                                    ----------------     ----------------
  Net Increase/Decrease .........................................   $        (16,731)    $        139,402
                                                                    ================     ================
  Ending Paid in Capital ........................................   $        123,644+    $        140,375
                                                                    ================     ================
  Class C:
  --------
                                                                                         ----------------
  Shares:
    Subscribed (Initial Shares of 100) ..........................                988                3,584
    Distributions Reinvested ....................................                 53                   14
    Redeemed ....................................................             (1,743)                (212)
                                                                    ----------------     ----------------
  Net Increase/Decrease in Class C Shares Outstanding ...........               (702)               3,386
                                                                    ================     ================
  Dollars:
    Subscribed ..................................................   $          9,457     $         36,198
    Distributions Reinvested ....................................                500                  140
    Redeemed ....................................................            (16,721)              (2,216)
                                                                    ----------------     ----------------
  Net Increase/Decrease .........................................   $         (6,764)    $         34,122
                                                                    ================     ================
  Ending Paid in Capital ........................................   $         28,352+    $         35,116
                                                                    ================     ================

----------

  *  Commencement of operations
  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       CLASS A                                 CLASS B
                                          ----------------------------------      ----------------------------------
                                              YEAR ENDED    JULY 7, 1997* TO          YEAR ENDED    JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1999#      JUNE 30, 1998#      JUNE 30, 1999#      JUNE 30, 1998#
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ...............................  $       10.526    $          10.00      $       10.514    $          10.00
                                          --------------    ----------------      --------------    ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........           0.072                0.11              (0.003)               0.03
  Net Realized and Unrealized
    Gain/Loss ..........................           0.512                0.56               0.509                0.56
                                          --------------    ----------------      --------------    ----------------
  Total From Investment
    Operations .........................           0.584                0.67               0.506                0.59
                                          --------------    ----------------      --------------    ----------------
DISTRIBUTIONS
  Net Investment Income ................          (0.052)              (0.08)             (0.007)              (0.03)
  In Excess of Net Investment
    Income .............................          (0.000)+             (0.01)                 --               (0.00)+
  Net Realized Gain ....................              --               (0.05)                 --               (0.05)
  In Excess of Net Realized Gain .......          (0.174)                 --              (0.174)                 --
                                          --------------    ----------------      --------------    ----------------
  Total Distributions ..................          (0.226)              (0.14)             (0.181)              (0.08)
                                          --------------    ----------------      --------------    ----------------
NET ASSET VALUE, END OF PERIOD .........  $       10.884    $          10.53      $       10.839    $          10.51
                                          ==============    ================      ==============    ================
TOTAL RETURN (1) .......................            5.83%               6.74%**             5.02%               6.01%**
                                          ==============    ================      ==============    ================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) ..............................  $       95,208    $        137,447      $      127,978    $        142,741
Ratio of Expenses to Average Net
  Assets ...............................            1.45%               1.45%               2.20%               2.20%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................            0.74%               1.02%              (0.03)%              0.28%
Portfolio Turnover Rate ................              64%                 38%**               64%                 38%**
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............  $         0.00+   $           0.01      $         0.00+   $           0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .......            1.48%               1.60%               2.23%               2.35%
  Net Investment Income/Loss to
    Average Net Assets .................            0.73%               0.88%              (0.05)%              0.14%

                                              CLASS C
                                          --------------
                                              YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1999#
--------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ...............................  $       10.503
                                          --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........          (0.002)
  Net Realized and Unrealized
    Gain/Loss ..........................           0.512
                                          --------------
  Total From Investment
    Operations .........................           0.510
                                          --------------
DISTRIBUTIONS
  Net Investment Income ................          (0.007)
  In Excess of Net Investment
    Income .............................              --
  Net Realized Gain ....................              --
  In Excess of Net Realized Gain .......          (0.174)
                                          --------------
  Total Distributions ..................          (0.181)
                                          --------------
NET ASSET VALUE, END OF PERIOD .........  $       10.832
                                          ==============
TOTAL RETURN (1) .......................            5.13%
                                          ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) ..............................  $       29,071
Ratio of Expenses to Average Net
  Assets ...............................            2.20%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................           (0.02)%
Portfolio Turnover Rate ................              64%
--------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............  $         0.00+
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .......            2.23%
  Net Investment Income/Loss to
    Average Net Assets .................           (0.03)%

                                               CLASS C
                                          ----------------
                                          JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS          JUNE 30, 1998#
----------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ...............................  $          10.00
                                          ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........              0.03
  Net Realized and Unrealized
    Gain/Loss ..........................              0.55
                                          ----------------
  Total From Investment
    Operations .........................              0.58
                                          ----------------
DISTRIBUTIONS
  Net Investment Income ................             (0.03)
  In Excess of Net Investment
    Income .............................             (0.00)+
  Net Realized Gain ....................             (0.05)
  In Excess of Net Realized Gain .......                --
                                          ----------------
  Total Distributions ..................             (0.08)
                                          ----------------
NET ASSET VALUE, END OF PERIOD .........  $          10.50
                                          ================
TOTAL RETURN (1) .......................              5.83%**
                                          ================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's) ..............................  $         35,564
Ratio of Expenses to Average Net
  Assets ...............................              2.20%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................              0.29%
Portfolio Turnover Rate ................                38%**
----------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss .............  $           0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .......              2.35%
  Net Investment Income/Loss to
    Average Net Assets .................              0.15%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk. The Fund commenced operations on July 7, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT
                                                    DEFERRED
                                                  SALES CHARGE
                                                -----------------
YEAR OF REDEMPTION                              CLASS B   CLASS C
------------------                              -------   -------
First.....................................        5.00%     1.00%
Second....................................        4.00%     None
Third.....................................        3.00%     None
Fourth....................................        2.50%     None
Fifth.....................................        1.50%     None
Thereafter................................        None      None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt securities. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal Income tax purposes of approximately $4,433,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for

                             VAN KAMPEN VALUE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $1,606,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                                NET
                                                            APPRECIATION/
         COST              APPREC.       DEPREC.            DEPRECIATION
        (000)               (000)         (000)                 (000)
---------------------     --------      ---------           -------------
       $245,340           $30,340       $(16,319)              $14,021

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital. For the year ended June 30, 1999, approximately $2,000 has been reclassified from paid in capital and posted to accumulated net investment income/loss.

Permanent book to tax basis differences are not included in ending undistributed/ distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                          CLASS B
                          CLASS A       AND CLASS C
                       MAX. OPERATING  MAX. OPERATING
    ADVISORY FEE       EXPENSE RATIO   EXPENSE RATIO
---------------------  --------------  --------------
        0.80%              1.45%         2.20%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $15,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $470,484 for Class A shares and deferred sales charges of $9,521, $835,926, and $22,202 for Class A shares, Class B shares, and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $158,329,000 and sales of approximately $186,083,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Worldwide High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                      VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------

                                 JUNE 30, 1999

           PAR
         VALUE                                                     VALUE
         (000)                                                     (000)
-------------------------------------------------------------------------
CORPORATES BONDS & NOTES (51.6%)
  ARGENTINA (3.3%)
$     (b)1,100    Cablevision S.A. 13.75%, 5/1/09 .............. $  1,004
ARP   (b)6,292    CIA International Telecommunications,
                    10.375%, 8/1/04 ............................    4,940
                                                                 --------
$       (b)945    Multicanal S.A. 13.125%, 4/15/09 .............      877

                                                                    6,821
                                                                 --------
  AUSTRALIA (0.7%)
           895    Glencore Nickel Property Ltd. 9.00%,
                    12/1/14 ....................................      770
           745    Murrin Murrin Holdings 9.375%,
                    8/31/07 ....................................      655
                                                                 --------
                                                                    1,425
                                                                 --------
  BRAZIL (1.8%)
    (b,c)4,500    Banco Nacional Deseny Econ 13.64%,
                    6/16/08 ....................................    3,780
                                                                 --------
  CANADA (1.6%)
        (c)575    Husky Oil Ltd. 8.90%, 8/15/28 ................      553
           400    Rogers Cablesystems Ltd. 10.125%,
                    9/1/12 .....................................      432
           865    Rogers Cablesystems Ltd., Series B,
                    10.00%, 3/15/05 ............................      932
           605    Rogers Cantel, Inc. 8.30%, 10/1/07 ...........      597
           250    Rogers Communications, Inc. 9.125%,
                    1/15/06 ....................................      254
           100    Rogers Communications, Inc. 8.875%,
                    7/15/07 Senior Notes .......................      101
           315    Tembec Industries, Inc. 8.625%,
                    6/30/09 ....................................      313
                                                                 --------
                                                                    3,182
                                                                 --------
  CHILE (0.8%)
      (b)1,650    Embotelladora Arica S.A. 9.875%,
                    3/15/06 ....................................    1,681
                                                                 --------
  COLOMBIA (0.7%)
      (d)2,000    Occidente Y Caribe 0.00%, 3/15/04 ............    1,320
                                                                 --------
  INDIA (0.2%)
        (b)400    Reliance Industries, Inc. 10.50%,
                    8/6/46 .....................................      342
                                                                 --------
  INDONESIA (0.7%)
           300    Indah Kiat International, Series B,
                    11.875%, 6/15/02 ...........................      249
         1,500    Tjiwi Kimia International B.V. 13.25%,
                    8/1/01 .....................................    1,290
                                                                 --------
                                                                    1,539
                                                                 --------
  KOREA (0.4%)
        (b)785    Samsung Electronics Co. 7.45%,
                    10/1/02 ....................................      761
                                                                 --------
  LUXEMBOURG (0.2%)
    EUR (b)486    Sirona Dental Systems 9.125%,
                    7/15/08 ....................................      461
                                                                 --------
  MEXICO (4.2%)
$     (c)2,650    Petroleos Mexicanos 9.369%, 7/15/05 ..........    2,481
      (b)2,850    Petroleos Mexicanos 9.50%, 9/15/27 ...........    2,736
         4,200    TV Azteca S.A. 10.125%, 2/15/04 ..............    3,423
                                                                 --------

                                                                    8,640
                                                                 --------
  NETHERLANDS (1.4%)
           975    Hermes Europe Railtel BV 11.50%,
                    8/15/07 Senior Notes .......................    1,024
    EUR    299    Impress Metal 9.875%, 5/29/07 ................      342
                                                                   PAR
                                                                  VALUE
                                                                  (000)
-------------------------------------------------------------------------

$       (d)730    PTC International Finance BV 0.00%,
                    7/1/07 ..................................... $    539
    EUR    875    Tele 1 Europe B.V. 13.00%, 5/15/09 ...........      936
                                                                 --------
                                                                    2,841
                                                                 --------
  PHILIPPINES (0.5%)
$        1,300    Philippine Long Distance Telephone Co.
                    7.85%, 3/6/07 ..............................    1,111
                                                                 --------
  POLAND (1.5%)
  (a,b,d)1,630    @Entertainment 0.00%, 2/1/09 .................    1,092
   EUR   1,900    Netia Holdings 13.50%, 6/15/09 ...............    2,021
                                                                 --------
                                                                    3,113
                                                                 --------
  QUATAR (0.3%)
$       (b)725    Ras Laffan Liquid National Gas 8.294%,
                    3/15/14 ....................................      665
                                                                 --------
  TURKEY (1.2%)
         2,440    Cellco Finance 15.00%, 8/1/05 ................    2,526
                                                                 --------
  UNITED KINGDOM (2.2%)
    EUR    964    Colt Telecom Group plc 7.625%,
                    7/31/08 ....................................      993
        (d)940    Dolphin Telecommunications plc 0.00%,
                    6/1/08 .....................................      480
$     (b,d)500    Dolphin Telecommunications plc 0.00%,
                    5/15/09 ....................................      241
EUR        665    Esprit Telecommunication Group plc
                    11.00%, 6/15/08 ............................      734
$          620    HMV Media Group, Inc. 10.875%,
                    5/15/08 ....................................    1,014
  EUR (d)1,611    RSL Communications plc 0.00%,
                    6/15/08 ....................................    1,025
                                                                 --------
                                                                    4,487
                                                                 --------
  UNITED STATES (29.9%)
$          205    Adelphia Communications, Series B,
                    7.50%, 1/15/04 .............................      196
           800    Adelphia Communications, Series B,
                    9.875%, 3/1/07 .............................      834
           600    Adelphia Communications, Series B,
                    8.375%, 2/1/08 .............................      577
         1,125    AES Corp. 8.50%, 11/1/07 .....................    1,059
           725    American Cellular Corp. 10.50%,
                    5/15/08 ....................................      743
           500    American Communications Lines LLC, 'B',
                    10.25%, 6/30/08 ............................      501
   EUR   1,150    American Standard Cos., Inc. 7.125%,
                    6/1/06 .....................................    1,195
$          885    AMSC Acquisition Co., Inc., Series B,
                    12.25%, 4/1/08 .............................      677
           405    Axia, Inc. 10.75%, 7/15/08 ...................      400
        (b)932    CA FM Lease Trust 8.50%, 7/15/17 .............      866
        (b)535    Centennial Cellular Holdings 10.75%,
                    12/15/08 ...................................      552
           600    CEX Holdings, Inc., Series B, 9.625%,
                    6/1/08 .....................................      564
           350    Chancellor Media Corp. 9.00%,
                    10/1/08 ....................................      355
         1,365    Chancellor Media Corp., 'B', 8.125%,
                    12/15/07 ...................................    1,324
           850    CMS Energy 7.50%, 1/15/09 ....................      796
            85    Columbia/HCA Healthcare, 8.13%, 8/4/03
                    MTN ........................................       84
           425    Columbia/HCA Healthcare, 6.91%,
                    6/15/05 ....................................      393
         1,325    Columbia/HCA Healthcare, 8.85%, 1/1/07
                    MTN ........................................    1,333
         2,500    Columbia/HCA Healthcare, 7.69%,
                    6/15/25 ....................................    2,070
      (d)1,025    Dial Call Communications, Series B,
                    10.25%, 12/15/05 ...........................    1,045
           660    Dobson Communications Corp. 11.75%,
                    4/15/07 ....................................      693
           970    D.R. Horton, Inc. 8.00%, 2/1/09 ..............      912
           762    DR Securitized Lease Trust,
                    Series 1993-K1, Class A1, 6.66%,
                    8/15/10 ....................................      709

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------

                                 JUNE 30, 1999

                                                                   PAR
                                                                 VALUE
                                                                  (000)
-----------------------------------------------------------------------
$          891    DR Securitized Lease Trust,
                    Series 1994-K1, Class A1, 7.60%,
                    8/15/07 ................................. $     874
           250    DR Securitized Lease Trust,
                    Series 1994-K1, Class A2, 8.375%,
                    8/15/15 .................................       247
           150    DR Structured Finance, Series 1994-K2,
                    CMO, 9.35%, 8/15/19 .....................       151
      (b)1,050    Echostar DBS Corp. 9.375%, 2/1/09 .........     1,067
        (b)300    EES Coke Battery Co., Inc. 9.382%,
                    4/15/07 .................................       294
           165    Entex Information Services 12.50%,
                    8/1/06 ..................................        99
           900    Fresenius Medical Capital Trust II
                    7.875%, 2/1/08 ..........................       846
      (b,d)500    Fuji JGB Investments LLC, Series A,
                    9.87%, 12/31/49 .........................       438
           730    Global Crossing Holdings, Ltd. 9.625%,
                    5/15/08 .................................       770
           770    Globalstar LP/Capital 11.375%,
                    2/15/04 .................................       508
           125    Globalstar LP/Capital 11.50%, 6/1/05 ......        80
         1,020    Harrahs Operating Co., Inc. 7.875%,
                    12/15/05 ................................       989
           930    Hilton Hotels 7.95%, 4/15/07 ..............       941
         1,355    HMH Properties, Inc. Series A 7.875%,
                    8/1/05 ..................................     1,280
      (b)1,060    Horseshoe Gaming Holdings 8.652%,
                    5/15/09 .................................     1,026
           950    Host Marriott Travel Plaza, Series B,
                    9.50%, 5/15/05 ..........................       976
      (b)1,175    Huntsman ICI Chemicals 10.125%,
                    7/1/09 ..................................     1,179
  EUR (b)1,150    Huntsman ICI Chemicals 10.125%,
                    7/1/09 ..................................     1,192
$       (d)845    Hyperiom Telecommunications, 0.00%,
                    4/15/03 .................................       698
      (d)2,765    Intermedia Communications, Series B,
                    0.00%, 7/15/07 ..........................     1,974
           815    Iridium LLC/Capital Corp., Series A
                    13.00%, 7/15/05 .........................       163
        (b)300    Jet Equipment Trust, Series C-1,
                    11.79%, 6/15/13 .........................       372
        (b)300    Jet Equipment Trust, Series 1995-D,
                    11.44%, 11/1/14 .........................       369
           500    Kmart Funding Corp. 8.80%, 7/1/10 .........       512
           500    Mosaic RE Ltd., Class A, 9.60%,
                    7/9/99 ..................................       500
           500    Musicland Group, Inc. 9.00%, 6/15/03 ......       485
           950    Musicland Group, Inc. 9.875%,
                    3/15/08 .................................       931
           490    National Steel Corp., Series D, 9.875%,
                    3/1/09 ..................................       497
      (d,e)315    Nextel Communications, Inc. 9.75%,
                    8/15/04 .................................       320
      (d)2,575    Nextel Communications, Inc. 0.00%,
                    9/15/07 .................................     1,880
      (d)1,760    NEXTLINK Communications, Inc. 0.00%,
                    4/15/08 .................................     1,052
        (d)990    Norcal Waste Systems 13.50%,
                    11/15/05 ................................     1,094
    (b,d)1,100    Nortek, Inc. 8.875%, 8/1/08 ...............     1,083
      (b,f)525    NSM Steel Ltd., 12.25%, 2/1/08 ............         1
   GBP (d)1800    NTL, Inc. 0.00%, 4/1/08 ...................     1,920
$       (b)188    Oil Purchase Co. 7.10%, 4/30/02 ...........       179
        (b)735    OnePoint Communications Corp., 14.50%,
                    6/1/08 ..................................       399
         1,020    Outdoor Systems, Inc., 8.875%,
                    6/15/07 .................................     1,065
        (b)500    Pacifica Papers, Inc. 10.00%,
                    3/15/09 .................................       515

           970    Park Place Entertainment 7.875%,
                    12/15/05 ................................       921
           700    Primus Telecommunications Group,
                    Series B, 9.875%, 5/15/08 ...............       664
        (b)330    Primus Telecommunications Group,
                    11.25%, 1/15/09 .........................       335
           515    PSINet, Inc., Series B, 10.00%,
                    2/15/05 .................................       512
       (d)1325    RCN Corp. 0.00%, 10/15/07 .................       888
        (d)910    Rhythms Netconnections, Inc.,
                    Series B, 0.00%, 5/15/08 ................       480
            35    RSL Communications Ltd. 12.25%,
                    11/15/06 ................................        37
        (b)740    RSL Communications Ltd. 9.125%,
                    3/1/08 ..................................       679
                                                                   PAR
                                                                  VALUE
                                                                  (000)
-----------------------------------------------------------------------
$     (b)1,215    Samsung Electronics Co. 9.75%,
                    5/1/03 .................................. $   1,262
      (b,d)425    SB Treasury Co. LLC 9.40%, 12/29/49 .......       413
           800    SD Warren Co., Series B, 12.00%,
                    12/15/04 ................................       852
           805    Smithfield Foods, Inc. 7.625%,
                    2/15/08 .................................       733
         1,125    Snyder Oil Corp. 8.75%, 6/15/07 ...........     1,108
           960    Station Casinos, Inc. 10.125%,
                    3/15/06 .................................       990
           985    Station Casinos, Inc. 9.75%, 4/15/07 ......     1,005
        (b)500    Tenet Healthcare Corp. 8.125%,
                    12/1/08 .................................       472
         1,480    Tenet Healthcare Corp. 8.625%,
                    1/15/07 .................................     1,447
      (d)1,900    Viatel, Inc., Series A, 0.00%,
                    4/15/08 .................................     1,221
           450    Vintage Petroleum 8.625%, 2/1/09 ..........       430
        (d)750    Wam!Net, Inc. 0.00%, 3/1/05 ...............       443
                                                              ---------
                                                                 61,736
                                                              ---------
TOTAL CORPORATES BONDS & NOTES ..............................   106,431
                                                              ---------
ASSET BACKED SECURITIES (0.7%)
  UNITED STATES (0.7%)
           858    Commercial Financial Services, Inc.,
                    Series 1997-5, Class A1, 7.72%,
                    6/15/05 .................................       214
           270    Long Beach Acceptance Auto Grantor
                    Trust 1997-1, Class B, 14.22%,
                    10/26/03 ................................       268
           922    OHA Grantor Trust, 11.00%, 9/15/03 ........       918
                                                              ---------
TOTAL ASSET BACKED SECURITIES ...............................     1,400
                                                              ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%)
  UNITED STATES (0.9%)
           629    Aircraft Lease Portfolio Securitization
                    Ltd., Series 1996-1, Class DX,
                    12.75%, 6/15/06 .........................       629
   (b,c)36,368    DLJ Mortgage Acceptance Corp.,
                    Series 1997-CF2, Class S, IO, 0.36%,
                    10/15/30 ................................       777
        (b)535    Federal Mortgage Acceptance Corp.,
                    Series 1996-B, Class C, 7.883%,
                    11/15/18 ................................       407
                                                              ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ...................     1,813
                                                              ---------
EUROBONDS (1.8%)
  ARGENTINA (1.8%)
      (c)4,269    Republic of Argentina, Series L,
                    5.938%, 3/31/05 .........................     3,650
                                                              ---------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (37.3%)
  ARGENTINA (6.9%)
         2,920    Bonos del Tesoro, Series BT02, 8.75%,
                    5/9/02 ..................................     2,673
         4,000    Republic of Argentina 12.125%,
                    2/15/19 .................................     3,640
         8,690    Republic of Argentina 11.75%, 4/7/09 ......     7,864
                                                              ---------
                                                                 14,177
                                                              ---------

  BRAZIL (9.4%)
         3,319    Federated Republic of Brazil, 'C' PIK,
                    8.00%, 4/15/14 ..........................     2,165
      (c)2,080    Federated Republic of Brazil Debt
                    Conversion Bond, Series Z-L, 5.938%,
                    4/15/12 .................................     1,292
      (c)6,289    Federative Republic of Brazil,
                    Series EI-L, 5.875%, 4/15/06 ............     4,968
      (c)2,400    Federated Republic of Brazil,
                    Series NMB-L 5.938%, 4/15/09 ............     1,686
         9,800    Federated Republic of Brazil 11.625%,
                    4/15/04 .................................     9,249
                                                              ---------
                                                                 19,360
                                                              ---------
  BULGARIA (2.5%)
      (d)8,580    Bulgaria Front Loaded Interest
                    Reduction Bond 2.50%, 7/28/12 ...........     5,239
                                                              ---------

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------

                                 JUNE 30, 1999

                                                                    PAR
                                                                  VALUE
                                                                  (000)
-----------------------------------------------------------------------
  CHILE (0.8%)
$        1,725    ENDESA 7.75%, 7/15/08 ....................  $   1,615
                                                              ---------

  COLOMBIA (2.6%)
           600    Republic of Colombia, Global Bond
                    10.875%, 3/9/04 ........................        576
      (c)1,460    Republic of Colombia, 9.705%,
                    8/13/05 ................................      1,266
         4,250    Republic of Colombia, 9.75%, 4/23/09 .....      3,512
                                                              ---------
                                                                  5,354
                                                              ---------
  ECUADOR (0.3%)
      (c)1,230    Republic of Ecuador Discount Bond
                    6.00%, 2/28/25 .........................        576
                                                              ---------
  JAMAICA (0.1%)
        (b)300    Government of Jamaica 10.875%,
                    6/10/05 ................................        279
                                                              ---------
  JORDAN (0.4%)
        (c)496    Government of Jordan 6.188%,
                    12/23/23 ...............................        312
      (b,c)828    Government of Jordan 6.188%,
                    12/23/23 ...............................        522
                                                              ---------
                                                                    834
                                                              ---------
  MEXICO (7.9%)
        12,100    United Mexican States 10.375%,
                    2/17/09 ................................     12,297
         3,780    United Mexican States 11.375%, 9/15/16
                    Global Bond ............................      4,065
                                                              ---------
                                                                 16,362
                                                              ---------
  NIGERIA (0.4%)
      (d)2,100    Government of Nigeria Promissory Notes
                    5.092%, 1/5/10 .........................        839
                                                              ---------
  PANAMA (1.4%)
         1,950    Republic of Panama, 9.375%, 4/1/29 .......      1,862
      (d)1,305    Republic of Panama Past Due Interest,
                    PIK 4.00%, 7/17/16 .....................        965
                                                              ---------
                                                                  2,827
                                                              ---------
  PERU (1.4%)
    (b,d)3,950    Republic of Peru Front Loaded Interest
                    Reduction Bond 3.75%, 3/7/17 ...........      2,188
      (d)1,140    Republic of Peru Front Loaded Interest
                    Reduction Bond 3.75%, 3/7/17 ...........        631
                                                              ---------
                                                                  2,819
                                                              ---------
  RUSSIA (2.0%)
      (b)8,370    Government of Russia 11.00%, 7/24/18 .....      4,206
                                                              ---------
  VENEZUELA (1.2%)
      (c)3,238    Republic of Venezuela Discount Bond,
                    Series L, 6.313%, 12/18/07 .............      2,511
                                                              ---------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS ..............     76,998
                                                              ---------
LOAN AGREEMENTS (1.6%)
  INDONESIA (0.4%)
        (c)300    Republic of Indonesia Syndicated Loan
                    8.125%, 8/25/00 ........................        280
        (c)500    Republic of Indonesia Syndicated Loan
                    8.375%, 8/25/01 ........................        440
        (c)100    Republic of Indonesia Syndicated Loan
                    8.625%, 8/25/02 ........................         86
                                                              ---------
                                                                    806
                                                              ---------
                                                                    PAR
                                                                   VALUE
                                                                   (000)
-----------------------------------------------------------------------
  MOROCCO (1.2%)
$     (c)3,080    Kingdom of Morocco, Series A, 5.906%,
                    1/1/09 .................................  $   2,487
                                                              ---------
TOTAL LOAN AGREEMENTS ......................................      3,293
                                                              ---------

                                                   SHARES
                                                   ------

PREFERRED STOCKS (0.9%)
  UNITED STATES (0.9%)
      (a)6,275    Concentric Network Corp. 13.50% ..........        593
        (a)679    IXC Communications, Inc., PIK 12.50% .....        655
         6,931    Paxson Communications 13.25% .............        624
                                                              ---------
TOTAL PREFERRED STOCKS .....................................      1,872
                                                              ---------

                                                   NO. OF
                                                 WARRANTS
                                                 --------
WARRANTS (0.4%)
  ARGENTINA (0.0%)
      (a)4,750    Republic of Argentina, expiring
                    2/25/00 ................................          5
                                                              ---------
  COLOMBIA (0.1%)
   (a,b)80,000    Occidente Y Caribe, expiring 3/15/04 .....        135
                                                              ---------
  POLAND (0.0%)
    (a,b)6,520    @Entertainment, expiring 2/1/09 ..........         --
                                                              ---------
  UNITED STATES (0.3%)
    (a,b)8,850    American Mobile Satellite Corp.,
                    expiring 4/1/08 ........................         32
(a,b)3,323,743    NSM Steel, Inc., expiring 2/1/08 .........          4
    (a,b)7,350    OnePoint Communications Corp., expiring
                    6/1/08 .................................          1
   (a,b)38,200    Rhythms Netconnections, Inc. expiring
                    5/15/08 ................................        550
   (a,b)22,500    Wam!Net, Inc., expiring 3/1/05 ...........         51
                                                              ---------
                                                                    638
                                                              ---------
TOTAL WARRANTS .............................................        778
                                                              ---------
TOTAL LONG-TERM INVESTMENTS (95.2%) (COST $199,335) ........    196,235
                                                              ---------

                PAR
              VALUE
              (000)
-------------------
SHORT-TERM INVESTMENTS (2.6%)
  TREASURY BILLS (1.3%)
TRL(b)1,146,669,000    Republic of Turkey, Series 14T,
                         0.00%, 2/9/00 .....................      1,703
        510,772,000    Republic of Turkey, Series 6B,
                         0.00%, 9/15/99 ....................      1,032
                                                              ---------
                                                                  2,735
                                                              ---------
  REPURCHASE AGREEMENT (1.3%)
$             2,598    Chase Securities, Inc., 4.55%,
                         dated 6/30/99, due 7/1/99, to
                         be repurchased at $2,598,
                         collateralized by $2,415 U.S.

                         Treasury Bonds, 7.250%
                         due 5/15/16, valued at
                         $2,684 ............................      2,598
                                                              ---------
TOTAL SHORT-TERM INVESTMENTS (2.6%) (COST $5,663) ..........      5,333
                                                              ---------

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------

                                  JUNE 30, 1999

                                                                  VALUE
                                                                  (000)
-----------------------------------------------------------------------
TOTAL INVESTMENTS (COST $204,998) (97.8%) ...................  $201,568
OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%) ................     4,567
                                                               --------
NET ASSETS (100%) ...........................................  $206,135
                                                               ========



(a)         --  Non-income producing security
(b)         --  144A Security--Certain conditions for public sale may exist.
(c)         --  Variable/floating rate security--rate disclosed is as of
                June 30, 1999.
(d)         --  Step Bond--coupon rate increases in increments to maturity.
                Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity date.
(e)         --  Security out on collateral for outstanding futures contracts.
(f)         --  Bond is in default.
ARP         --  Argentine Peso
CMO         --  Collaterized Mortgage Obligation
EUR         --  Euro
GBP         --  British Pound
IO          --  Interest Only
PIK         --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
MTN         --  Medium Term Note
TRL         --  Turkish Lira

       ------------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION


                                             VALUE            PERCENT OF
INDUSTRY                                     (000)            NET ASSETS
--------                                     -----            ----------

Foreign Government & Agency
Obligations .......................       $   76,998              37.4%
Telecommunications ................           30,924              15.0
Services ..........................           18,115               8.8
Broadcast--Radio & Television .....           15,637               7.6
Multi-Industry ....................           15,112               7.3
Finance ...........................           10,797               5.2
Materials .........................            5,243               2.5
Technology ........................            4,926               2.4
Eurobonds .........................            3,650               1.8
Utilities .........................            3,584               1.7
Loan Agreements ...................            3,293               1.6
Collateralized Mortgage
Obligations & Asset Backed
Securities ........................            3,213               1.6
Consumer Goods ....................            2,807               1.4
Transportation ....................            1,024               0.5
Capital Goods .....................              912               0.4
                                          ----------        ----------
                                          $  196,235              95.2%
                                          ==========        ==========

    The accompanying notes are an integral part of the financial statements

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1999

                                                                         (000)
------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $204,998) ........................   $    201,568
  Margin Deposit on Futures ...................................            199
  Receivable for:
    Interest ..................................................          4,781
    Investments Sold ..........................................          2,710
    Fund Shares Sold ..........................................            328
    Variation of Futures Contracts ............................             33
    Foreign Withholding Tax Reclaim ...........................             19
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts .................................................            271
  Other .......................................................              9
                                                                  ------------
    Total Assets ..............................................        209,918
                                                                  ------------
LIABILITIES:
  Payable for:
    Dividends Declared ........................................          1,798
    Bank Overdraft ............................................            602
    Investments Purchased .....................................            496
    Fund Shares Redeemed ......................................            293
    Distribution Fees .........................................            284
    Investment Advisory Fees ..................................            127
    Administrative Fees .......................................             43
    Professional Fees .........................................             42
    Transfer Agent Fees .......................................             35
    Shareholder Reporting Expenses ............................             23
    Custody Fees ..............................................             22
    Directors' Fees and Expenses ..............................             16
  Other .......................................................              2
                                                                  ------------
    Total Liabilities .........................................          3,783
                                                                  ------------
NET ASSETS ....................................................   $    206,135
                                                                  ============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)                                                $         21
  Paid in Capital in Excess of Par ............................        283,951
  Accumulated Net Investment Income ...........................            357
  Net Unrealized Depreciation on Investments, Foreign
    Currency Translations and Futures .........................         (3,140)
  Accumulated Net Realized Loss ...............................        (75,054)
                                                                  ------------
NET ASSETS ....................................................   $    206,135
                                                                  ============
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $58,506,414 and 5,907,569 Shares
    Outstanding) ..............................................   $       9.90
                                                                  ============
  Maximum Sales Charge ........................................           4.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100 - maximum sales charge)) ................   $      10.39
                                                                  ============
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $107,012,758 and 10,849,654 Shares
    Outstanding)* .............................................   $       9.86
                                                                  ============
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $40,616,194 and 4,116,484 Shares
    Outstanding)* .............................................   $       9.87
                                                                  ============

---------

  * Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                             STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                                           (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest .................................................       $     27,856
                                                                   ------------

EXPENSES:
  Distribution Fees (Attributed to Classes A, B, and C of
    $173, $1,158, and $468, respectively) ..................              1,799
  Investment Advisory Fees .................................              1,743
  Administrative Fees ......................................                585
  Shareholder Reports ......................................                106
  Custodian Fees ...........................................                124
  Transfer Agent Fees ......................................                108
  Professional Fees ........................................                 66
  Filing and Registration Fees .............................                 44
  Directors' Fees and Expenses .............................                 12
  Other ....................................................                 17
                                                                   ------------
    Total Expenses .........................................              4,604
                                                                   ------------
Net Investment Income/Loss .................................             23,252
                                                                   ------------
NET REALIZED GAIN/LOSS ON:
  Investments ..............................................            (75,324)
  Foreign Currency Transactions ............................               (393)
  Futures ..................................................                  5
                                                                   ------------
    Net Realized Gain/Loss .................................            (75,712)
                                                                   ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ..................................            (14,693)
                                                                   ------------
  End of the Period:
    Investments ............................................             (3,430)
    Foreign Currency Translations ..........................                257
    Futures ................................................                 33
                                                                   ------------
                                                                         (3,140)
                                                                   ------------
Net Unrealized Appreciation/Depreciation During the
  Period ...................................................             11,553
                                                                   ------------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation ................................            (64,159)
                                                                   ------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...............................................       $    (40,907)
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                                     YEAR ENDED          YEAR ENDED
                                                                  JUNE 30, 1999        JUNE 30, 1998
                                                                          (000)                (000)
----------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss ...............................       $     23,252         $     19,591
  Net Realized Gain/Loss ...................................            (75,712)              12,018
  Net Unrealized Appreciation/Depreciation .................             11,553              (28,435)
                                                                   ------------         ------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations .............................................            (40,907)               3,174
                                                                   ------------         ------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A ..................................................             (7,573)              (6,930)
  Class B ..................................................            (11,681)              (8,313)
  Class C ..................................................             (4,723)              (3,852)
                                                                   ------------         ------------
                                                                        (23,977)             (19,095)

  Net Realized Gain:
  Class A ..................................................                 --               (6,907)
  Class B ..................................................                 --               (8,787)
  Class C ..................................................                 --               (4,230)
  In Excess of Net Realized Gain:
  Class A ..................................................                (42)                  --
  Class B ..................................................                (70)                  --
  Class C ..................................................                (29)                  --
                                                                   ------------         ------------
                                                                           (141)             (19,924)
                                                                   ------------         ------------
  Net Decrease in Net Assets Resulting from Distributions ..            (24,118)             (39,019)
                                                                   ------------         ------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed ...............................................             83,177              226,529
  Distributions Reinvested .................................             13,759               25,615
  Redeemed .................................................           (123,953)            (114,610)
                                                                   ------------         ------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions .....................................            (27,017)             137,534
                                                                   ------------         ------------
  Total Increase/Decrease in Net Assets ....................            (92,042)             101,689
NET ASSETS--Beginning of Period ............................            298,177              196,488
                                                                   ------------         ------------
NET ASSETS--End of Period (Including accumulated net
  investment income of $357 and $781, respectively) ........       $    206,135         $    298,177
                                                                   ============         ============

CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed ............................................              3,413                6,811
     Distributions Reinvested ..............................                486                  743
     Redeemed ..............................................             (5,339)              (5,569)
                                                                   ------------         ------------
   Net Increase/Decrease in Class A Shares Outstanding .....             (1,440)               1,985
                                                                   ============         ============
   Dollars:
     Subscribed ............................................       $     36,170         $     93,959
     Distributions Reinvested ..............................              4,873                9,850
     Redeemed ..............................................            (53,258)             (77,161)
                                                                   ------------         ------------
   Net Increase/Decrease ...................................       $    (12,215)        $     26,648
                                                                   ============         ============
   Ending Paid in Capital ..................................       $     80,677+        $     92,892
                                                                   ============         ============
   Class B:

   Shares:
     Subscribed ............................................              3,007                7,464
     Distributions Reinvested ..............................                619                  770
     Redeemed ..............................................             (4,586)              (1,939)
                                                                   ------------         ------------

   Net Increase/Decrease in Class B Shares Outstanding .....               (960)               6,295
                                                                   ============         ============
   Dollars:
     Subscribed ............................................       $     31,134         $    101,066
     Distributions Reinvested ..............................              6,179               10,086
     Redeemed ..............................................            (45,561)             (26,325)
                                                                   ------------         ------------
   Net Increase/Decrease ...................................       $     (8,248)        $     84,827
                                                                   ============         ============
   Ending Paid in Capital ..................................       $    147,844+        $    156,092
                                                                   ============         ============
   Class C:

   Shares:
     Subscribed ............................................              1,545                2,312
     Distributions Reinvested ..............................                270                  432
     Redeemed ..............................................             (2,552)                (825)
                                                                   ------------         ------------
   Net Increase/Decrease in Class C Shares Outstanding .....               (737)               1,919
                                                                   ============         ============
   Dollars:
     Subscribed ............................................       $     15,873         $     31,504
     Distributions Reinvested ..............................              2,707                5,679
     Redeemed ..............................................            (25,134)             (11,124)
                                                                   ------------         ------------
   Net Increase/Decrease ...................................       $     (6,554)        $     26,059
                                                                   ============         ============
   Ending Paid in Capital ..................................       $     55,455+        $     62,009
                                                                   ============         ============



        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                             CLASS A                                        CLASS B
                                    ---------------------------------------------------------   ---------------------------------
                                                        YEAR ENDED JUNE 30,                           YEAR ENDED JUNE 30,
                                    ---------------------------------------------------------   ---------------------------------
SELECTED PER SHARE DATA AND RATIOS    1999#       1998#        1997        1996       1995        1999#       1998#       1997
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
  PERIOD .......................... $  12.464   $   14.26   $   12.47   $   11.57   $   12.17   $  12.396   $   14.20   $   12.44
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ......     1.062        1.15        1.25        1.36        1.26       0.982        1.04        1.07
  Net Realized and Unrealized
    Gain/Loss .....................    (2.516)      (0.67)       2.30        0.80       (0.52)     (2.497)      (0.65)       2.35
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment
    Operations ....................    (1.454)       0.48        3.55        2.16        0.74      (1.515)       0.39        3.42
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income ...........    (1.100)      (1.09)      (1.25)      (1.26)      (1.22)     (1.012)      (1.00)      (1.15)
  Net Realized Gain ...............        --       (1.19)      (0.51)         --       (0.12)         --       (1.19)      (0.51)
  In Excess of Net Realized
    Gain ..........................    (0.006)         --          --          --          --      (0.006)         --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions .............    (1.106)      (2.28)      (1.76)      (1.26)      (1.34)     (1.018)      (2.19)      (1.66)
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD .... $   9.904   $   12.46   $   14.26   $   12.47   $   11.57   $   9.863   $   12.40   $   14.20
                                    =========   =========   =========   =========   =========   =========   =========   =========
TOTAL RETURN (1) ..................    (11.14)%      3.40%      30.29%      19.61%       6.87%     (11.82)%      2.63%      29.14%
                                    =========   =========   =========   =========   =========   =========   =========   =========
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period
  (000's) ......................... $  58,506   $  91,579   $  76,439   $  41,493   $  14,819   $ 107,013   $ 146,401   $  78,340
Ratio of Expenses to Average Net
  Assets ..........................      1.45%       1.45%       1.52%       1.55%       1.55%       2.20%       2.20%       2.27%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets ..........................     10.55%       8.36%       9.73%      11.95%      11.53%       9.81%       7.64%       8.86%
Portfolio Turnover Rate ...........       121%        156%        157%        220%        178%        121%        156%        157%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss ........ $      --   $      --   $      --   $    0.02   $    0.05   $      --   $      --   $      --
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets ........................        --          --          --        1.69%       1.97%         --          --          --
  Net Investment Income/Loss to
    Average Net Assets ............        --          --          --       11.81%      11.11%         --          --          --
---------------------------------------------------------------------------------------------------------------------------------

                                           CLASS B
                                      ----------------

                                       AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS    TO JUNE 30, 1996
------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
  PERIOD ........................       $      11.63
                                        ------------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ....               1.18
  Net Realized and Unrealized
    Gain/Loss ...................               0.72
                                        ------------
  Total From Investment
    Operations ..................               1.90
                                        ------------
DISTRIBUTIONS
  Net Investment Income .........              (1.09)
  Net Realized Gain .............                 --
  In Excess of Net Realized
    Gain ........................                 --
                                        ------------
  Total Distributions ...........              (1.09)
                                        ------------
NET ASSET VALUE, END OF PERIOD ..       $      12.44
                                        ============
TOTAL RETURN (1) ................              17.07%*
                                        ============
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period
  (000's) .......................       $     26,174
Ratio of Expenses to Average Net
  Assets ........................               2.30%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets ........................              12.06%
Portfolio Turnover Rate .........                220%*
-------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss ......       $       0.02
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets ......................               2.47%
  Net Investment Income/Loss to
    Average Net Assets ..........              11.89%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS C
                                                            ------------------------------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                            ------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             1999#         1998#         1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....................  $   12.403    $    14.21    $    12.45    $    11.58    $    12.16
                                                            ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .............................       0.982          1.04          1.16          1.30          1.17
  Net Realized and Unrealized Gain/Loss ..................      (2.500)        (0.66)         2.26          0.77         (0.50)
                                                            ----------    ----------    ----------    ----------    ----------
  Total From Investment Operations .......................      (1.518)         0.38          3.42          2.07          0.67
                                                            ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS
  Net Investment Income ..................................      (1.012)        (1.00)        (1.15)        (1.20)        (1.13)
  Net Realized Gain ......................................          --         (1.19)        (0.51)           --         (0.12)
  In Excess of Net Realized Gain .........................      (0.006)           --            --            --            --
                                                            ----------    ----------    ----------    ----------    ----------
  Total Distributions ....................................      (1.018)        (2.19)        (1.66)        (1.20)        (1.25)
                                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD ...........................  $    9.867    $    12.40    $    14.21    $    12.45    $    11.58
                                                            ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (1) .........................................      (11.83)%        2.55%        29.12%        18.71%         6.20%
                                                            ==========    ==========    ==========    ==========    ==========
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's) ........................  $   40,616    $   60,197    $   41,709    $   28,094    $   11,880
Ratio of Expenses to Average Net Assets ..................        2.20%         2.20%         2.27%         2.30%         2.30%
Ratio of Net Investment Income to Average Net Assets .....        9.81%         7.62%         9.04%        11.40%        10.72%
Portfolio Turnover Rate ..................................         121%          156%          157%          220%          178%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss ........  $       --    $       --    $       --    $     0.04    $     0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .........................          --            --            --          2.44%         2.74%
  Net Investment Income/Loss to Average Net Assets .......          --            --            --         11.26%        10.28%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                 JUNE 30, 1999

The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to offer investors high current income consistent with relative stability of principal and potential for capital appreciation. The Fund commenced operations on April 21, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                          CONTINGENT
                                           DEFERRED
                                         SALES CHARGE
YEAR OF REDEMPTION                    CLASS B    CLASS C
------------------                    --------  --------
First.............................      4.00%     1.00%
Second............................      4.00%     None
Third.............................      3.00%     None
Fourth............................      2.50%     None
Fifth.............................      1.50%     None
Thereafter........................      None      None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At June 30, 1999, approximately 86% of the net assets of the Worldwide High Income Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------

                                 JUNE 30, 1999

translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                          NET
                                      APPRECIATION/
   COST      APPREC.     DEPREC.      DEPRECIATION
  (000)       (000)       (000)          (000)
  -----      -------     -------     -------------
$212,269     $8,059     $(18,760)     $(10,701)

6. DISTRIBUTIONS OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $297,000 has been reclassified from accumulated net realized loss and approximately $4,000 has been reclassified from paid in capital in excess of par totaling $301,000 posted to accumulated net investment income.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                   CLASS B
                  CLASS A        AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE   EXPENSE RATIO    EXPENSE RATIO
------------   --------------   --------------
    0.75%           1.55%            2.30%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $12,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $308,371 for Class A shares and deferred sales charges of $6,501, $610,632, and $24,589 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $7,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $267,604,000 and sales of approximately $287,663,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                   UNREALIZED
                                          CURRENT APPRECIATION/
                                           VALUE  DEPRECIATION
FORWARD CURRENCY CONTRACTS                 (000)      (000)
--------------------------                ------- -------------
SHORT CONTRACTS:
British Pound,
   2,005,000 expiring 9/3/99............. $ 3,165     $ 66
Euro,
   9,215,000 expiring 7/26/99-8/20/99....   9,536      205
                                          -------     ----
                                          $12,701     $271
                                          =======     ====

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------

                                 JUNE 30, 1999

Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                             CONTRACTS
------------------------------------------------------
Outstanding at June 30, 1998...............     -0-
Futures Opened.............................      69
Futures Closed.............................     (56)
                                                ---
Outstanding at June 30, 1999...............      13
                                                ===

The futures contracts outstanding as of June 30, 1999, and the descriptions and the unrealized appreciation/ depreciation are as follows:

                                                     UNREALIZED
                                                    APPRECIATION/
                                                    DEPRECIATION
                                        CONTRACTS       (000)
------------------------------------------------------------------
SHORT CONTRACTS:
U.K. Long Gilt September 1999
   (Current notional value
   $2,329,331)..........................    13           $33
                                            ==           ===

                                                                      APPENDIX D

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
                     UNAUDITED FINANCIAL STATEMENTS FOR THE
                    SIX-MONTH PERIOD ENDED FEBRUARY 29, 2000

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          CORPORATE DEBT OBLIGATIONS  90.5%
          CONSUMER DISTRIBUTION  8.9%
$ 6,500   Agrilink Foods, Inc., 144A -
          Private Placement (b)................    11.875%     11/01/08    $ 6,979,375
  4,250   Big 5 Corp...........................    10.875      11/15/07      4,313,750
  9,000   CHS Electronics, Inc.................     9.875      04/15/05      8,190,000
  3,200   Community Distributors, Inc..........    10.250      10/15/04      2,944,000
 12,700   Del Monte Foods Co., Ser B, 144A -
          Private Placement (a) (b)............  0/12.500      12/15/07      9,207,500
  2,750   Disco SA (Argentina).................     9.125      05/15/03      2,378,750
  2,750   Disco SA (Argentina).................     9.875      05/15/08      2,275,625
  4,000   Duane Reade, Inc.....................     9.250      02/15/08      4,160,000
  2,500   Group Maintenance America Corp.,
          144A - Private Placement (b).........     9.750      01/15/09      2,562,500
  2,000   Gruma SA (Mexico)....................     7.625      10/15/07      1,745,000
  3,200   Iron Age Corp........................     9.875      05/01/08      2,496,000
  4,000   King Pharmaceuticals, Inc., 144A -
          Private Placement (b)................    10.750      02/15/09      4,000,000
  4,000   Luiginos, Inc., 144A - Private
          Placement (b)........................    10.000      02/01/06      4,010,000
  9,000   Musicland Group, Inc.................     9.875      03/15/08      9,270,000
  7,250   Pantry, Inc..........................    10.250      10/15/07      7,576,250
  3,735   Pathmark Stores, Inc.................    12.625      06/15/02      3,697,650
  6,000   Pathmark Stores, Inc. (a)............  0/10.750      11/01/03      5,190,000
  1,750   Phar Mor, Inc........................    11.720      09/11/02      1,798,125
                                                                           -----------
                                                                            82,794,525
                                                                           -----------
          CONSUMER DURABLES  4.9%
  8,900   Aetna Industries, Inc................    11.875      10/01/06      9,389,500
  1,500   Hayes Wheels International, Inc., Ser
          B....................................     9.125      07/15/07      1,586,250
  8,500   MCII Holdings USA, Inc.
          (Mexico) (a).........................  0/12.000      11/15/02      7,225,000
  6,000   Oxford Automotive, Inc., Ser C,
          144A - Private Placement (b).........    10.125      06/15/07      6,240,000
  6,430   Talon Automotive Group, Inc., Ser
          B....................................     9.625      05/01/08      5,787,000
  6,168   Venture Holdings, Inc................     9.750      04/01/04      6,168,000
  2,995   Venture Holdings, Inc................     9.500      07/01/05      3,009,975

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          CONSUMER DURABLES (CONTINUED)
$ 2,700   Webb (Del E.) Corp...................     9.375%     05/01/09    $ 2,578,500
  3,600   Webb (Del E.) Corp...................    10.250      02/15/10      3,582,000
                                                                           -----------
                                                                            45,566,225
                                                                           -----------
          CONSUMER NON-DURABLES  3.9%
  6,000   Cluett American Corp., Ser B.........    10.125      05/15/08      5,715,000
  3,500   CMI Industries, Inc..................     9.500      10/01/03      3,465,000
  8,900   Consoltex Group, Inc. (Canada).......    11.000      10/01/03      9,078,000
  3,000   Decora Industries, Inc...............    11.000      05/01/05      2,895,000
  4,250   Delta Mills Insurance, Ser B.........     9.625      09/01/07      4,303,125
  1,800   French Fragrances, Inc., Ser B.......    10.375      05/15/07      1,809,000
  5,000   French Fragrances, Inc., Ser D.......    10.375      05/15/07      5,025,000
  4,750   Globe Manufacturing Corp., 144A -
          Private Placement (b)................    10.000      08/01/08      3,990,000
                                                                           -----------
                                                                            36,280,125
                                                                           -----------
          CONSUMER SERVICES  22.3%
  7,200   Amazon.Com, Inc. (a).................  0/10.000      05/01/08      4,644,000
  3,343   American Media Operations, Inc.......    11.625      11/15/04      3,585,367
 10,050   Americredit Corp.....................     9.250      02/01/04      9,949,500
  1,425   Argosy Gaming Co.....................    12.000      06/01/01      1,453,500
  8,300   Argosy Gaming Co.....................    13.250      06/01/04      9,358,250
  9,750   Booth Creek Ski Holdings, Inc. Ser
          B....................................    12.500      03/15/07      9,360,000
 10,020   Capstar Broadcasting Partners (a)....  0/12.750      02/01/09      8,517,000
  4,610   Casino America, Inc..................    12.500      08/01/03      5,180,487
  6,900   Casino Magic Louisiana Corp., Ser
          B....................................    13.000      08/15/03      7,952,250
  5,500   Citadel Broadcasting Co., Ser B......    10.250      07/01/07      6,063,750
  2,500   Citadel Broadcasting Co., 144A -
          Private Placement (b)................     9.250      11/15/08      2,662,500
  9,015   Diamond Cable Co. (United
          Kingdom) (a).........................  0/13.250      09/30/04      9,195,300
  1,750   Diamond Cable Co. (United
          Kingdom) (a).........................  0/11.750      12/15/05      1,540,000
  2,250   FrontierVision Holdings L.P. (a).....  0/11.875      09/15/07      1,957,500
  7,375   FrontierVision Holdings L.P., 144A -
          Private Placement (a) (b)............  0/11.875      09/15/07      6,416,250

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          CONSUMER SERVICES (CONTINUED)
$ 4,000   Globo Communicacoes Participation,
          144A - Private Placement
          (Brazil) (b).........................    10.625%     12/05/08    $ 2,220,000
  3,500   Gray Communications Systems, Inc.....    10.625      10/01/06      3,718,750
  6,500   Grupo Televisa Corp. (Mexico)........      *         05/15/08      5,005,000
  2,000   Grupo Televisa Corp., Ser B
          (Mexico).............................    11.875      05/15/06      1,990,000
  5,796   Helicon Group L.P....................    11.000      11/01/03      6,107,535
 10,100   Hollywood Casino, Inc................    12.750      11/01/03     10,908,000
  4,000   Hollywood Park, Inc., Ser B..........     9.500      08/01/07      4,040,000
  3,500   Hollywood Theaters, Inc. (c).........    10.625      08/01/07      1,470,000
  6,750   Horseshoe Gaming LLC, Ser B..........    12.750      09/30/00      7,155,000
  7,000   IHF Holdings, Inc., Ser B (a)........  0/15.000      11/15/04        980,000
  5,500   International Cabletel, Inc. (a).....  0/11.500      02/01/06      4,757,500
  4,500   Louisiana Petite Academy, Inc., Ser
          B....................................    10.000      05/15/08      4,398,750
  9,750   Majestic Star Casino LLC.............    12.750      05/15/03     10,651,875
  2,000   Marcus Cable Co. L.P. (a)............  0/13.500      08/01/04      2,050,000
  4,780   Marcus Cable Co. L.P. (a)............  0/14.250      12/15/05      4,780,000
  7,500   Multicanal Participacoes, Ser B
          (Brazil).............................    12.625      06/18/04      5,625,000
  6,050   Northland Cable Television, Inc......    10.250      11/15/07      6,413,000
  3,000   Park N View, Inc., Ser B.............    13.000      05/15/08      2,280,000
  7,400   Premier Parks, Inc. (a)..............  0/10.000      04/01/08      5,143,000
  7,000   Radio Unica Corp. (a)................  0/11.750      08/01/06      3,850,000
  1,960   SFX Broadcasting, Inc................    10.750      05/15/06      2,165,800
  1,350   Sinclairbroadcast Group, Inc.........     8.750      12/15/07      1,368,563
  7,000   Splitrock Services, Inc., Ser B......    11.750      07/15/08      6,405,000
  4,000   Telewest PLC (United Kingdom) (a)....  0/11.000      10/01/07      3,500,000
  5,000   UIH Australia/Pacific, Inc., Ser
          B (a)................................  0/14.000      05/15/06      2,950,000
  8,500   United International Holdings,
          Inc. (a).............................  0/10.750      02/15/08      5,652,500
  6,250   Young America Corp., Ser B...........    11.625      02/15/06      3,062,500
                                                                           -----------
                                                                           206,483,427
                                                                           -----------
          ENERGY  3.5%
  1,000   Canadian Forest Oil Ltd..............     8.750      09/15/07        890,000
  3,000   Gulf Canada Resources Ltd............     9.000      08/15/99      3,045,000

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          ENERGY (CONTINUED)
$ 8,500   Hurricane Hydrocarbons Ltd., 144A -
          Private Placements (Canada) (b)......    11.750%     11/01/04    $ 4,165,000
  5,750   Hydrochem Industrial Services, Inc.,
          Ser B................................    10.375      08/01/07      5,060,000
  5,500   KCS Energy, Inc. ....................    11.000      01/15/03      3,960,000
  5,236   Kelley Oil & Gas Partners Ltd........     7.875      12/15/99      2,618,000
  2,300   Pacalta Resources Ltd., Ser B
          (Canada).............................    10.750      06/15/04      1,966,500
  1,606   Petroleum Heat & Power, Inc. ........    12.250      02/01/05      1,557,820
  5,000   Pride Petroleum Services, Inc. ......     9.375      05/01/07      4,650,000
  6,000   Universal Compression, Inc. (a)......   0/9.875      02/15/08      3,720,000
  1,000   Universal Compression, Inc. (a)......  0/11.375      02/15/09        590,000
                                                                           -----------
                                                                            32,222,320
                                                                           -----------
          FINANCE  1.6%
  4,750   Americo Life, Inc. ..................     9.250      06/01/05      4,868,750
  6,000   Chatwins Group, Inc..................    13.000      05/01/03      6,030,000
  3,000   Contifinancial Corp. ................     7.500      03/15/02      1,950,000
  2,250   Superior National Capital Trust 1....    10.750      12/01/17      2,261,250
                                                                           -----------
                                                                            15,110,000
                                                                           -----------
          HEALTHCARE  2.8%
  4,000   Alliance Imaging, Inc. ..............     9.625      12/15/05      3,920,000
  3,900   Bolvall Corp., 144A - Private
          Placement............................    10.875      11/15/05      3,978,000
  9,000   Mariner Post Acute Network, Inc.
          (a)..................................  0/10.500      11/01/07      2,700,000
  2,380   Maxxim Medical, Inc., 144A -
          Private Placement (b)................    10.500      08/01/06      2,546,600
  3,000   Mediq, Inc. .........................    11.000      06/01/08      2,730,000
  1,490   Owens & Minor, Inc...................    10.875      06/01/06      1,635,275
  8,265   Oxford Health Plans, Inc., 144A -
          Private Placement (b)................    11.000      05/15/05      8,306,325
  1,150   Vencor Operating, Inc. ..............     9.875      05/01/05        511,750
                                                                           -----------
                                                                            26,327,950
                                                                           -----------
          PRODUCER MANUFACTURING  6.3%
  9,750   Carpenter W R North America, Inc. ...    10.625      06/15/07      9,798,750
  3,500   Communications Instrument, Inc. .....    10.000      09/15/04      3,386,250

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          PRODUCER MANUFACTURING (CONTINUED)
$ 3,355   Compass Aerospace Corp., 144A -
          Private Placement (b)................    10.125%     04/15/05    $ 3,204,025
  4,500   Eagle-Picher Industries, Inc. .......     9.375      03/01/08      4,365,000
  5,500   Filtronic PLC, 144A - Private
          Placement (b)........................    10.000      12/01/05      5,692,500
  4,950   GS Technologies Operating, Inc. .....    12.000      09/01/04      3,217,500
  8,000   IMO Industries, Inc. ................    11.750      05/01/06      8,200,000
  2,500   Integrated Electric Services, Inc.,
          144A - Private Placement (b).........     9.375      02/01/09      2,562,500
  1,750   Interlake Corp. .....................    12.000      11/15/01      1,872,500
  7,050   Interlake Corp. .....................    12.125      03/01/02      7,155,750
  2,000   Numatics, Inc. ......................     9.625      04/01/08      1,850,000
  3,000   Terex Corp. .........................     8.875      04/01/08      3,015,000
  6,750   Waxman Industries, Inc., Ser B (a)...  0/12.750      06/01/04      3,780,000
                                                                           -----------
                                                                            58,099,775
                                                                           -----------
          RAW MATERIALS/PROCESSING
          INDUSTRIES  7.7%
  2,175   Acetex Corp. (Canada)................     9.750      10/01/03      2,175,000
  7,250   AEP Industries, Inc. ................     9.875      11/15/07      7,304,375
  6,000   Anchor Lamina, Inc. (Canada).........     9.875      02/01/08      5,670,000
  4,540   Aracruz Celulose SA, 144A - Private
          Placement (Brazil) (b)...............    10.375      01/31/02      3,949,800
  4,500   Doe Run Resources Corp., Ser B.......    11.250      03/15/05      3,915,000
  1,000   Galey & Lord, Inc. ..................     9.125      03/01/08        755,000
  6,000   Outsourcing Services Group, 144A -
          Private Placement (b)................    10.875      03/01/06      5,820,000
  5,054   Pioneer Americas Acquisition
          Corp. ...............................     9.250      06/15/07      3,815,770
 10,025   Printpack, Inc. .....................    10.625      08/15/06      9,523,750
  3,250   Radnor Holdings, Inc., Ser B.........    10.000      12/01/03      3,363,750
  5,000   Renco Steel Holdings, Inc. ..........    10.875      02/01/05      4,300,000
  5,250   Scovill Fasteners, Inc. .............    11.250      11/30/07      3,990,000
  4,000   Tekni-Plex, Inc., Ser B..............    11.250      04/01/07      4,420,000
  2,750   Viacap SA (Mexico)...................    10.250      05/15/02      2,571,250

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          RAW MATERIALS/PROCESSING INDUSTRIES
          (CONTINUED)
$ 6,250   Viacap SA (Mexico)...................    11.375%     05/15/07    $ 5,593,750
  4,550   WHX Corp.............................    10.500      04/15/05      4,322,500
                                                                           -----------
                                                                            71,489,945
                                                                           -----------
          TECHNOLOGY  1.4%
  5,500   Advanced Micro Devices, Inc..........    11.000      08/01/03      5,843,750
  6,000   DecisionOne Holdings Corp............     9.750      08/01/07      1,080,000
  3,000   DecisionOne Holdings Corp. (a).......  0/11.500      08/01/08        120,000
  8,050   Dictaphone Corp......................    11.750      08/01/05      5,876,500
                                                                           -----------
                                                                            12,920,250
                                                                           -----------
          TRANSPORTATION  5.1%
  4,000   American Commercial Lines LLC........    10.250      06/30/08      4,140,000
  7,500   Atlas Air, Inc.......................    10.750      08/01/05      7,912,500
  1,800   Atlas Air, Inc.......................     9.250      04/15/08      1,813,500
  6,750   Atlas Air, Inc., 144A - Private
          Placement (b)........................     9.375      11/15/06      6,885,000
  2,700   Cenargo International PLC............     9.750      06/15/08      2,470,500
  7,250   Greyhound Lines, Inc.................    11.500      04/15/07      8,337,500
  5,950   MRS Logistica SA, Ser B, 144A -
          Private Placement (Brazil) (b).......    10.625      08/15/05      2,499,000
  6,250   Pegasus Shipping Hellas Ltd., Ser
          A....................................    11.875      11/15/04      4,500,000
  2,750   Sea Containers Ltd., Ser B
          (Bermuda)............................    12.500      12/01/04      3,018,125
  4,500   Stena AB (Sweden)....................    10.500      12/15/05      4,590,000
  1,800   Transport World Airlines, Inc........    11.500      12/15/04      1,395,000
                                                                           -----------
                                                                            47,561,125
                                                                           -----------
          UTILITIES  22.1%
  5,500   American Cellular Corp., 144A -
          Private Placement (b)................    10.500      05/15/08      5,733,750
  6,250   Cathay International Ltd., 144A -
          Private Placement (Japan) (b)........    13.000      04/15/08      1,718,750
  3,500   Centennial Cellular Operating Co.,
          144A - Private Placement (b).........    10.750      12/15/08      3,753,750
  6,000   Clearnet Communications, Inc.
          (Canada) (a).........................  0/14.750      12/15/05      5,400,000

                       See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          UTILITIES (CONTINUED)
$ 6,000   Compania De Transporte Energia, 144A
          -Private Placement (Argentina) (b)...     9.250%     04/01/08    $ 5,130,000
  4,950   Crown Castle International
          Corp. (a)............................  0/10.625      11/15/07      3,588,750
  6,000   CTI Holdings SA (a)..................  0/11.500      04/15/08      2,730,000
  6,500   E Spire Communications, Inc. (a).....  0/12.750      04/01/06      3,997,500
  9,500   E Spire Communications, Inc. (a).....  0/13.000      11/01/05      6,222,500
    568   GST Telecommunications, Inc., 144A -
          Private Placement (Canada) (a) (b)...  0/13.875      12/15/05        408,960
  2,550   ICG Holdings, Inc. (a)...............  0/13.500      09/15/05      2,205,750
  9,100   Intermedia Communications of
          Florida, Inc. (a) (b)................  0/12.500      05/15/06      7,325,500
  7,000   IXC Communications, Inc..............     9.000      04/15/08      7,385,000
  7,000   KMC Telecommunications Holdings,
          Inc. (a).............................  0/12.500      02/15/08      3,710,000
  4,000   Level 3 Communications, Inc..........     9.125      05/01/08      3,900,000
  2,000   Level 3 Communications, Inc., 144A -
          Private Placement (b)................         *      12/01/08      1,150,000
  5,750   McLeodusa, Inc. (a)..................  0/10.500      03/01/07      4,542,500
  2,300   Metromedia Fiber Network, Inc., 144A
          - Private Placement (b)..............    10.000      11/15/08      2,409,250
  9,250   Metronet Communications Corp.
          (Canada).............................    12.000      08/15/07     10,545,000
  1,500   Metronet Communications Corp.
          (Canada) (a).........................  0/10.750      11/01/07      1,102,500
  5,000   Metronet Communications Corp.
          (Canada) (a).........................   0/9.950      06/15/08      3,425,000
  9,510   Microcell Telecommunications, Ser
          B (a)................................  0/14.000      06/01/06      7,608,000
  9,000   Millicom International Cellular SA
          (Luxemburg) (a)......................  0/13.500      06/01/06      6,615,000
  9,250   Netia Holdings, Inc., Ser B
          (Netherlands) (a)....................  0/11.250      11/01/07      5,920,000
  3,750   Nextel Communications, Inc. .........     9.750      08/15/04      3,796,875
  3,750   Nextel Communications, Inc. (a)......  0/10.650      09/15/07      2,568,750
  1,000   Nextel Communications, Inc., 144A -
          Private Placement (b)................    12.000      11/01/08      1,120,000
  4,500   NTL, Inc. (a)........................   0/9.750      04/01/08      3,105,000
  1,150   Optel, Inc...........................    11.500      07/01/08      1,115,500

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          UTILITIES (CONTINUED)
$ 5,125   Optel, Inc., Ser B, 144A -
          Private Placement (b)................    13.000%     02/15/05    $ 5,150,625
 10,450   Pinnacle Holdings, Inc. (a)..........  0/10.000      03/15/08      6,531,250
  4,387   Price Communication Cellular.........    11.250      08/15/08      4,167,650
  4,450   Price Communications Wireless........    11.750      07/15/07      4,917,250
  4,500   Price Communications Wireless, 144A -
          Private Placement (b)................     9.125      12/15/06      4,747,500
  6,400   Primus Telecommunications Group,
          Inc. ................................    11.750      08/01/04      6,560,000
  1,750   Primus Telecommunications Group,
          Inc., 144A - Private Placement (b)...    11.250      01/15/09      1,776,250
  7,550   Psinet, Inc., 144A - Private
          Placement (b)........................    11.500      11/01/08      8,456,000
  3,750   Rural Cellular Corp. ................     9.625      05/15/08      3,923,438
  9,000   Satelites Mexicanos SA (Mexico)......    10.125      11/01/04      7,155,000
 10,250   SBA Communications Corp. (a).........  0/12.000      03/01/08      6,406,250
  5,000   Sprint Spectrum (a)..................  0/12.500      08/15/06      4,562,500
  8,100   Startec Global Communications........    12.000      05/15/08      7,290,000
  1,500   Transtel, 144A - Private Placement
          (Columbia) (b).......................    12.500      11/01/07        630,000
  7,700   Triton Communications, LLC (a).......  0/11.000      05/01/08      4,292,750
  6,740   Verio, Inc. .........................    10.375      04/01/05      6,992,750
  2,300   Verio, Inc., 144A - Private
          Placement (b)........................    11.250      12/01/08      2,495,500
                                                                           -----------
                                                                           204,288,298
                                                                           -----------
            TOTAL CORPORATE DEBT OBLIGATIONS 90.5%.....................    845,168,965
                                                                           -----------
          FOREIGN GOVERNMENT OBLIGATIONS  0.7%
  2,000   Republic of Argentina (Argentina)....    11.375      01/30/17      1,820,000
  4,000   United Mexican States Debt
          (Mexico).............................    11.500      05/15/26      4,205,000
                                                                           -----------
            TOTAL FOREIGN GOVERNMENT OBLIGATIONS.......................      6,025,000
                                                                           -----------

EQUITIES  1.5%
  American Telecasting, Inc. (1,750 Common Stock Warrants)
  (c).......................................................         1,750
  Dairy Mart Convenience Stores (14,998 Common Stock
  Warrants) (c).............................................         5,249
  Day International Group, Inc. (1,640 Preferred Shares,
  12.25% coupon, $1,000 par per share) (c) (d)..............     1,517,000

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


Description                                                     Market Value
----------------------------------------------------------------------------
EQUITIES (CONTINUED)
  Kelley Oil & Gas Corp. (50,000 Preferred Shares, 2.625%
  coupon, $25 par per share) (c)..............................  $    187,500
  KMC Telecommunications Holdings, Inc., 144A - Private
    Placement (7,000 Common Stock Warrants) (b) (c)...........             7
  Metronet Communications Corp., 144A - Private Placement
    (9,250 Common Stock Warrants) (Canada) (b) (c)............       323,750
  NTL, Inc., 144A - Private Placement (6,889 Common Stock
    Warrants) (b) (c).........................................        86,112
  Optel Inc. (3,275 Common Shares)............................        11,462
  Park N View, Inc., 144A - Private Placement (3,000 Common
    Stock Warrants) (b) (c)...................................       108,000
  Petroleum Heat & Power, Inc. (9,331 Junior Convertible
    Preferred Shares, convertible into 1,219 Star Gas Common
    Units or 9,331 Petroleum Heat & Power Class A Common
    Shares) (c)...............................................         9,798
  Primus Telecommunications Group (2,000 Common Stock
    Warrants) (c).............................................        30,000
  Rural Cellular Corp. (6,663 Preferred Shares, 11.375%
    coupon, $1,000 par per share) (c) (d).....................     6,563,055
  Signature Brands, Inc. (4,000 Common Stock
    Warrants) (c).............................................        87,600
  Splitrock Services, Inc., 144A - Private Placement (7,000
    Common Stock Warrants) (b) (c)............................         1,050
  Startec Global Communications (8,100 Common Stock
    Warrants) (c).............................................         2,025
  Supermarkets General Holdings Corp. (151,101 Preferred
    Shares, 3.52% coupon, $25 par per share) (c) (d)..........     4,079,727
  Terex Corp. (28,000 Common Stock Rights) (c)................       504,000
  Total Renal Care Holdings, Inc. (6,000 Common
    Shares) (c)...............................................        88,750
  UIH Australia Pacific, Inc. (5,000 Common Stock
    Warrants) (c).............................................            50
  Urohealth Systems, Inc., 144A - Private Placement (4,750
    Common Stock Warrants) (b) (c)............................            48
  Wright Medical Technology, Inc. (4,118 Common Stock
    Warrants) (c).............................................           412
                                                                ------------
TOTAL EQUITIES  1.5%..........................................    13,607,345
                                                                ------------
TOTAL LONG-TERM INVESTMENTS  92.7%
  (Cost $925,096,847).........................................   858,776,310
                                                                ------------

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


Description                                                     Market Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  5.6%
REPURCHASE AGREEMENT  2.5%
  Warburg Dillon Read ($22,781,000 par collateralized by
    U.S. Government obligations in a pooled cash account,
    dated 02/26/99, to be sold on 03/01/99 at $22,789,998)....  $ 22,781,000
U.S. GOVERNMENT AGENCY OBLIGATION  3.1%
  Federal Home Loan Bank Discount Note ($28,724,000 par,
    yielding 4.68%, 03/01/99 maturity)........................    28,712,798
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $51,493,798)..........................................    51,493,798
                                                                ------------
TOTAL INVESTMENTS  98.3%
  (Cost $976,590,645).........................................   910,270,108
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%...................    16,038,285
                                                                ------------
NET ASSETS  100.0%............................................  $926,308,393
                                                                ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Non-income producing security.

(d) Payment-in-kind security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $976,590,645).......................  $  910,270,108
Cash........................................................          13,201
Receivables:
  Interest..................................................      19,632,975
  Investments Sold..........................................      10,220,206
  Fund Shares Sold..........................................       4,830,344
Other.......................................................          48,890
                                                              --------------
      Total Assets..........................................     945,015,724
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,053,654
  Income Distributions......................................       3,942,690
  Fund Shares Repurchased...................................       3,381,495
  Distributor and Affiliates................................         620,061
  Investment Advisory Fee...................................         375,788
Trustees' Deferred Compensation and Retirement Plans........         170,148
Accrued Expenses............................................         163,495
                                                              --------------
      Total Liabilities.....................................      18,707,331
                                                              --------------
NET ASSETS..................................................  $  926,308,393
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,193,984,105
Accumulated Undistributed Net Investment Income.............       1,025,183
Net Unrealized Depreciation.................................     (66,320,537)
Accumulated Net Realized Loss...............................    (202,380,358)
                                                              --------------
NET ASSETS..................................................  $  926,308,393
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $539,712,572 and 91,320,756 shares of
    beneficial interest issued and outstanding).............  $         5.91
    Maximum sales charge (4.75%* of offering price).........             .29
                                                              --------------
    Maximum offering price to public........................  $         6.20
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $319,511,059 and 54,007,560 shares of
    beneficial interest issued and outstanding).............  $         5.92
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $67,084,762 and 11,400,294 shares of
    beneficial interest issued and outstanding).............  $         5.88
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 49,171,151
Dividends...................................................       472,659
Other.......................................................       870,899
                                                              ------------
    Total Income............................................    50,514,709
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $572,650, $1,485,714 and $291,208,
  respectively).............................................     2,349,572
Investment Advisory Fee.....................................     2,306,846
Shareholder Services........................................       883,048
Custody.....................................................        24,470
Legal.......................................................        14,860
Trustees' Fees and Expenses.................................        10,343
Other.......................................................       247,417
                                                              ------------
    Net Expenses............................................     5,836,556
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 44,678,153
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(14,038,622)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (63,501,755)
  End of the Period:
    Investments.............................................   (66,320,537)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (2,818,782)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(16,857,404)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 27,820,749
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended February 28, 1999 and
                   the Year Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                   February 28, 1999   August 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  44,678,153      $ 74,061,466
Net Realized Gain/Loss...........................      (14,038,622)       18,269,123
Net Unrealized Depreciation During the Period....       (2,818,782)      (89,734,268)
                                                     -------------      ------------
Change in Net Assets from Operations.............       27,820,749         2,596,321
                                                     -------------      ------------
Distributions from Net Investment Income:
  Class A Shares.................................      (29,140,305)      (49,213,216)
  Class B Shares.................................      (15,551,339)      (21,538,906)
  Class C Shares.................................       (3,066,465)       (3,848,005)
                                                     -------------      ------------
  Total Distributions............................      (47,758,109)      (74,600,127)
                                                     -------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (19,937,360)      (72,003,806)
                                                     -------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      202,119,370       398,226,626
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       25,138,350        41,295,995
Cost of Shares Repurchased.......................     (119,150,069)     (226,785,118)
                                                     -------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      108,107,651       212,737,503
                                                     -------------      ------------
TOTAL INCREASE IN NET ASSETS.....................       88,170,291       140,733,697

NET ASSETS:
Beginning of the Period..........................      838,138,102       697,404,405
                                                     -------------      ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,025,183 and $4,912,228, respectively).......    $ 926,308,393      $838,138,102
                                                     =============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                              Six Months             Year Ended August 31,
                                                 Ended         ---------------------------------
           Class A Shares                  February 28, 1999    1998     1997     1996     1995
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................           $6.060         $6.548   $6.298   $ 6.15   $ 6.12
                                                ------         ------   ------   ------   ------
Net Investment Income................             .308           .614     .604     .607      .55
Net Realized and Unrealized
  Gain/Loss..........................            (.126)         (.479)    .267     .139    .0515
                                                ------         ------   ------   ------   ------
Total from Investment Operations.....             .182           .135     .871     .746    .6015
Less Distributions from Net
  Investment Income..................             .332           .623     .621     .598    .5715
                                                ------         ------   ------   ------   ------
Net Asset Value, End of the Period...           $5.910         $6.060   $6.548   $6.298   $ 6.15
                                                ======         ======   ======   ======   ======
Total Return (a).....................            3.11%*         1.66%   14.44%   12.66%   10.48%
Net Assets at End of the Period (In
  millions)..........................           $539.7         $499.3   $468.6   $421.4   $411.9
Ratio of Expenses to Average Net
  Assets (b).........................            1.03%          1.00%    1.08%    1.08%    1.12%
Ratio of Net Investment Income to
  Average Net Assets (b).............           10.58%          9.33%    9.37%    9.65%    9.23%
Portfolio Turnover...................              23%*           90%      75%      76%      49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen reimbursement of certain expenses was less than 0.01%.

*  Non-annualized

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                              Six Months             Year Ended August 31,
                                                 Ended         ---------------------------------
           Class B Shares                  February 28, 1999    1998     1997     1996     1995
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................           $6.064         $6.558   $6.310   $  6.16   $6.14
                                                ------         ------   ------   -------   -----
  Net Investment Income..............             .289           .571     .559      .559     .51
  Net Realized and Unrealized
    Gain/Loss........................            (.129)         (.490)    .262      .141   .0335
                                                ------         ------   ------   -------   -----
Total from Investment Operations.....             .160           .081     .821      .700   .5435
Less Distributions from Net
  Investment Income..................             .308           .575     .573      .550   .5235
                                                ------         ------   ------   -------   -----
Net Asset Value, End of the Period...           $5.916         $6.064   $6.558   $ 6.310   $6.16
                                                ======         ======   ======   =======   =====
Total Return (a).....................            2.87%*         0.77%   13.58%    11.78%   9.41%
Net Assets at End of the Period (In
  millions)..........................           $319.5         $283.1   $198.0    $114.6   $89.9
Ratio of Expenses to Average Net
  Assets (b).........................            1.80%          1.79%    1.86%     1.87%   1.93%
Ratio of Net Investment Income to
  Average Net Assets (b).............            9.79%          8.52%    8.60%     8.86%   8.42%
Portfolio Turnover...................              23%*           90%      75%       76%     49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen reimbursement of certain expenses was less than 0.01%.

*  Non-annualized

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                          Six Months            Year Ended August 31,
                                             Ended         --------------------------------
          Class C Shares               February 28, 1999    1998     1997     1996    1995
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................         $ 6.035        $6.528   $6.284   $ 6.14   $6.11
                                            -------        ------   ------   ------   -----
  Net Investment Income............            .288          .570     .561     .557     .51
  Net Realized and Unrealized
    Gain/Loss......................           (.131)        (.488)    .256     .137   .0435
                                            -------        ------   ------   ------   -----
Total from Investment Operations...            .157          .082     .817     .694   .5535
Less Distributions from Net
  Investment Income................            .308          .575     .573     .550   .5235
                                            -------        ------   ------   ------   -----
Net Asset Value, End of the
  Period...........................         $ 5.884        $6.035   $6.528   $6.284   $6.14
                                            =======        ======   ======   ======   =====
Total Return (a)...................           2.54%*        0.93%   13.64%   11.66%   9.63%
Net Assets at End of the Period (In
  millions)........................         $  67.1        $ 55.8   $ 30.8   $ 17.5   $15.7
Ratio of Expenses to Average Net
  Assets (b).......................           1.79%         1.79%    1.86%    1.87%   1.93%
Ratio of Net Investment Income to
  Average Net Assets (b)...........           9.77%         8.49%    8.57%    8.86%   8.42%
Portfolio Turnover.................             23%*          90%      75%      76%     49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen reimbursement of certain expenses was less than 0.01%.

*  Non-annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 99% of the investment portfolio. At February 28, 1999, approximately 19% of the Fund's long-term investments were in non-U.S. issuers, of which the largest geographic exposure was Canada with 5%.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1998, the Fund

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

had an accumulated capital loss carryforward for tax purposes of $188,101,877 which expires between August 31, 1999 and August 31, 2004. Of this amount, $125,160,730 will expire in 1999. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, paydown on securities and the deferral of losses for tax purposes resulting from wash sales.
    At February 28, 1999, for federal income tax purposes, cost of long- and short-term investments is $976,830,505, the aggregate gross unrealized appreciation is $21,911,468 and the aggregate gross unrealized depreciation is $88,471,865, resulting in net unrealized depreciation on long- and short-term investments of $66,560,397.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
    Permanent book and tax basis differences relating to the recognition of market discount on bonds disposed of in the prior period totaling $807,089 and a resulting adjustment to the amount of capital loss carryforward which expired was reclassified in the current period from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $150 million....................................     .625 of 1%
Next $150 million.....................................     .550 of 1%
Over $300 million.....................................     .500 of 1%

    For the six months ended February 28, 1999, the Fund recognized expenses of approximately $14,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended February 28, 1999, the Fund recognized expenses of approximately $105,100 representing Van Kampen's cost of providing accounting services to the Fund.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended February 28, 1999, the Fund recognized expenses of approximately $706,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
    At February 28, 1999, capital aggregated $796,139,252, $327,343,107 and
$70,501,746 for Class A, B and C shares, respectively. For the six months ended February 28, 1999, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     17,073,134    $ 100,463,530
  Class B..................................     13,444,814       79,690,432
  Class C..................................      3,714,295       21,965,408
                                               -----------    -------------
Total Sales................................     34,232,243    $ 202,119,370
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      2,727,997    $  16,203,140
  Class B..................................      1,250,890        7,434,960
  Class C..................................        253,829        1,500,250
                                               -----------    -------------
Total Dividend Reinvestment................      4,232,716    $  25,138,350
                                               ===========    =============
Repurchases:
  Class A..................................    (10,867,473)   $ (64,736,775)
  Class B..................................     (7,360,939)     (43,715,384)
  Class C..................................     (1,808,202)     (10,697,910)
                                               -----------    -------------
Total Repurchases..........................    (20,036,614)   $(119,150,069)
                                               ===========    =============

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At August 31, 1998, capital aggregated $743,728,332, $283,660,303 and
$57,680,730 for Class A, B and C shares, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                  SHARES           VALUE
------------------------------------------------------------------------
Sales
  Class A..................................   28,314,218   $ 187,996,517
  Class B..................................   25,445,038     169,122,792
  Class C..................................    6,221,313      41,107,317
                                             -----------   -------------
Total Sales................................   59,980,569   $ 398,226,626
                                             ===========   =============
Dividend Reinvestment:
  Class A..................................    4,382,061   $  28,862,654
  Class B..................................    1,568,905      10,333,349
  Class C..................................      320,344       2,099,992
                                             -----------   -------------
Total Dividend Reinvestment................    6,271,310   $  41,295,995
                                             ===========   =============
Repurchases:
  Class A..................................  (21,870,630)  $(144,129,518)
  Class B..................................  (10,532,646)    (69,416,384)
  Class C..................................   (2,018,608)    (13,239,216)
                                             -----------   -------------
Total Repurchases..........................  (34,421,884)  $(226,785,118)
                                             ===========   =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                  CONTINGENT DEFERRED
                                                      SALES CHARGE
             YEAR OF REDEMPTION                CLASS B            CLASS C
-------------------------------------------------------------------------
First........................................    4.00%              1.00%
Second.......................................    4.00%               None
Third........................................    3.00%               None
Fourth.......................................    2.50%               None
Fifth........................................    1.50%               None
Sixth and Thereafter.........................     None               None

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended February 28, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $120,700 and CDSC on redeemed shares of approximately $326,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $259,762,341 and $184,686,887, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 28, 1999, are payments retained by Van Kampen of approximately $1,329,300.

                                                                      APPENDIX E

                  VAN KAMPEN HIGH YIELD AND TOTAL RETURN FUND
                     UNAUDITED FINANCIAL STATEMENTS FOR THE
                    SIX-MONTH PERIOD ENDED DECEMBER 31, 1999

                    VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 1999
                                   (UNAUDITED)


              PAR
            VALUE                                                       VALUE
-----------------------------------------------------------------------------
CORPORATE BONDS & NOTES+ (92.5%)
  AEROSPACE & DEFENSE (2.1%)
$          200,000   Jet Equipment Trust, Series C-1,
                       11.79%, 6/15/13 ..........................  $  230,354
       (b) 300,000   Jet Equipment Trust, Series 1995-D,
                       11.44%, 11/1/14 ..........................     340,767
           225,000   Sequa Corp. 9.00%, 8/1/09 ..................     217,688
                                                                   ----------
                                                                      788,809
                                                                   ----------

  AUTOMOTIVE (2.0%)
       (b) 405,000   Hayes Lemmerz International 8.25%,
                       12/15/08 .................................     371,839
       (b) 385,000   Tenneco, Inc. 11.625%, 10/15/09.............     392,700
                                                                   ----------
                                                                      764,539
                                                                   ----------

  BROADCAST--RADIO & TELEVISION (3.5%)
           180,000   Chancellor Media Corp. 9.00%, 10/1/08 ......     186,750
           525,000   Chancellor Media Corp., Series B,
                       8.125%, 12/15/07 .........................     522,375
           725,000   TV Azteca S.A. de C.V., Series B,
                       10.50%, 2/15/07 ..........................     627,125
                                                                   ----------
                                                                    1,336,250
                                                                   ----------

  BUILDING MATERIALS & COMPONENTS (1.9%)
           375,000   American Standard Cos., Inc.
                       7.375%, 2/1/08 ...........................     342,705
       (b) 410,000   Nortek, Inc. 8.875%, 8/1/08 ................     391,550
                                                                   ----------
                                                                      734,255
                                                                   ----------

  CABLE TELEVISION (6.3%)
           200,000   Adelphia Communications, Series B,
                       7.50%, 1/15/04 ...........................     188,000
           125,000   Adelphia Communications, Series B,
                       9.875%, 3/1/07 ...........................     126,563
           250,000   Adelphia Communications, Series B,
                       8.375%, 2/1/08 ...........................     233,125
           200,000   Adelphia Communications, Series B,
                       7.75%, 1/15/09 ...........................     179,250
           255,000   CSC Holdings, Inc. 9.875%, 5/15/06 .........     268,387
           125,000   CSC Holdings, Inc. 7.25%, 7/15/08 ..........     118,750
           290,000   Lenfest Communications, Inc.
                       8.375%, 11/1/05 ..........................     296,012
           150,000   Lenfest Communications, Inc.
                       7.625%, 2/15/08 ..........................     146,320
     (b,c) 700,000   Telewest Communications plc 0.00%,
                       4/15/09 ..................................     436,625
           380,000   United Pan-Europe Communications
                       10.875%, 8/1/09 ..........................     383,800
                                                                   ----------
                                                                    2,376,832
                                                                   ----------

  CAPITAL GOODS/CONSTRUCTION (1.1%)
           460,000   D.R. Horton, Inc. 8.00%, 2/1/09 ............     423,200
                                                                   ----------
  CHEMICALS (3.7%)
       (b) 400,000   Huntsman ICI Chemicals 10.125%,
                       7/1/09 ...................................     413,000
           600,000   ISP Holdings, Inc., Series B, 9.00%,
                       10/15/03 .................................     591,000
           400,000   Lyondell Chemical Co 9.625%, 5/1/07 ........     409,000
                                                                   ----------
                                                                    1,413,000
                                                                   ----------

  COMPUTERS (0.5%)
       (c) 300,000   Wam!Net, Inc., Series B, 0.00%, 3/1/05 .....     180,000
                                                                   ----------


              PAR
            VALUE                                                       VALUE
-----------------------------------------------------------------------------
  CONSTRUCTION & MINING (1.2%)
$           80,000  Glencore Nickel Property Ltd. 9.00%,
                      12/1/14...............................       $   68,200
           445,000  Murrin Murrin Holdings 9.375%, 8/31/07..          398,275
                                                                   ----------
                                                                      466,475
                                                                   ----------

  ENERGY (3.2%)
           395,000  CMS Energy 7.50%, 1/15/09...............          360,228
       (c) 205,000  Husky Oil Ltd. 8.90%, 8/15/28...........          193,213
           440,000  Snyder Oil Corp. 8.75%, 6/15/28.........          438,900
            50,000  Vintage Petroleum 8.625%, 2/1/09........           48,250
           150,000  Vintage Petroleum 9.75%, 6/30/09........          153,750
                                                                   ----------
                                                                    1,194,341
                                                                   ----------

  ENVIRONMENTAL CONTROLS (2.8%)
       (c) 345,000  Norcal Waste Systems, Series B,
                      13.50%, 11/15/05......................          365,700
           305,000  Waste Management, Inc. 7.00%, 10/15/06..          269,663
           160,000  Waste Management, Inc. 7.125%, 10/1/07..          139,936
       (b) 135,000  Waste Management, Inc. 6.875%, 5/15/09..          114,129
            85,000  Waste Management, Inc. 7.65%, 3/15/11...           73,547
           100,000  Waste Management, Inc. 7.125%,
                      12/15/17..............................           78,717
                                                                   ----------
                                                                    1,041,692
                                                                   ----------

  FINANCE (0.9%)
           385,000  Golden State Holdings 7.125%, 8/1/05....          343,162
                                                                   ----------
  FOOD (2.5%)
          700,000   Smithfield Foods, Inc. 7.625%, 2/15/08..          630,000
          300,000   Stater Brothers Holdings 10.75%,
                      8/15/06...............................          303,000
                                                                   ----------
                                                                      933,000
                                                                   ----------

  FOOD SERVICE & LODGING (1.9%)
          400,000   Hilton Hotels 7.95%, 4/15/07............          376,000
          335,000   Host Marriott Travel Plaza, Series B,
                      9.50%, 5/15/05........................          349,070
                                                                   ----------
                                                                      725,070
                                                                   ----------

  FOREST PRODUCTS & PAPER (1.4%)
          140,000   Pindo Deli Fin Mauritius 10.75%,
                      10/1/07...............................          102,900
          305,000   SD Warren Co., Series B, 12.00%,
                      12/15/04..............................          319,106
           90,000   Tembec Industries, Inc. 8.625%,
                      6/30/09...............................           90,225
                                                                   ----------
                                                                      512,231
                                                                   ----------

  GAMING & LODGING (7.2%)
          605,000  Harrahs Operating Co., Inc. 7.875%,
                      12/15/05..............................          582,312
      (b) 460,000  Horseshoe Gaming Holdings 8.625%,
                      5/15/09...............................          441,600
          590,000  International Game Technology
                      8.375%, 5/15/09.......................          565,450
          425,000  Park Place Entertainment 7.875%,
                      12/15/05..............................          404,812
          405,000  Station Casinos, Inc. 10.125%, 3/15/06...          412,594
           60,000  Station Casinos, Inc. 9.75%, 4/15/07.....           60,600
          275,000  Station Casinos, Inc. 8.875%, 12/1/08....          264,688
                                                                   ----------
                                                                    2,732,056
                                                                   ----------

  HEALTH CARE SUPPLIES & SERVICES (7.2%)
          130,000  Columbia/HCA Healthcare 8.13%,
                       8/4/03 MTN...........................          127,159
          490,000  Columbia/HCA Healthcare 6.91%,
                       6/15/05..............................          446,209
          525,000  Columbia/HCA Healthcare 6.91%,
                       6/15/05..............................          518,574


    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

                               DECEMBER 31, 1999
                                  (UNAUDITED)

              PAR
            VALUE                                                       VALUE
-----------------------------------------------------------------------------
  HEALTH CARE SUPPLIES & SERVICES (CONT.)
$         200,000   Columbia/HCA Healthcare 7.00%,
                       7/1/07..............................        $  177,632
          275,000   Columbia/HCA Healthcare 7.69%,
                       6/15/25.............................           224,854
          350,000   Fresenius Medical Capital Trust II
                       7.875%, 2/1/08......................           324,625
          920,000   Tenet Healthcare Corp. 8.625%,
                       1/15/07.............................           887,800
                                                                   ----------
                                                                    2,706,853
                                                                   ----------

  MULTI-INDUSTRY (3.0%)
          185,000   Applied Power, Inc. 8.75%, 4/1/09......           179,912
          150,000   Axia, Inc. 10.75%, 7/15/08.............           137,625
          550,000   Outdoor Systems, Inc. 8.875%, 6/15/07..           569,250
      (c) 380,000   PTC International Finance BV
                       0.00%, 7/1/07.......................           256,500
                                                                   ----------
                                                                    1,143,287
                                                                   ----------

  PAPER & PACKAGING (2.1%)
          750,000   Indah Kiat Financial Mauritius
                       10.00%, 7/1/07......................           555,000
          250,000   Norampac, Inc. 9.50%, 2/1/08...........           256,250
                                                                   ----------
                                                                      811,250
                                                                   ----------

  REAL ESTATE (1.9%)
          775,000   HMH Properties, Inc., Series A,
                       7.875%, 8/1/05......................           720,750
                                                                   ----------

  RETAIL--GENERAL (5.1%)
          417,157   DR Securitized Lease Trust,
                       Series 1994-K1,Class A1, 7.60%,
                       8/15/07.............................           390,797
          100,000   DR Securitized Lease Trust,
                       Series 1994-K1,Class A2, 8.375%,
                       8/15/15.............................            88,683
          150,000   Fred Meyer, Inc. 7.375%, 3/1/05........           147,745
          400,000   HMV Media Group plc 10.25%, 5/15/08....           352,000
          375,000   Kmart Funding Corp., Series F,
                       8.80%, 7/1/10.......................           359,385
          150,000   Musicland Group, Inc. 9.00%, 6/15/03...           144,750
          500,000   Musicland Group, Inc. 9.875%, 3/15/08..           455,000
                                                                   ----------
                                                                    1,938,360
                                                                   ----------

  STEEL (1.4%)
          400,000   National Steel Corp., Series D,
                       9.875%, 3/1/09......................           411,000
      (b) 200,000   Republic Technology/RTI Capital
                       13.75%, 7/15/09.....................           132,000
                                                                   ----------
                                                                      543,000
                                                                   ----------

  TECHNOLOGY (1.4%)
           75,000   Entex Information Services 12.50%,
                       8/1/06..............................            30,000
      (b) 325,000   Hyundai Semiconductor 8.625%, 5/15/07..           271,973
      (c) 430,000   Rhythms Netconnections, Inc.,
                       Series B, 0.00%, 5/15/08............           232,200
                                                                   ----------
                                                                      534,173
                                                                   ----------

  TELECOMMUNICATIONS (27.4%)
          305,000   American Cellular Corp. 10.50%,
                       5/15/08.............................           336,262
          300,000   AMSC Acquisition Co., Inc.,
                       Series B, 12.25%, 4/1/08............           235,500
      (b) 410,000   Bayan Telecommunications 13.50%,
                       7/15/06.............................           360,800
          285,000   Centennial Cellular Holdings 10.75%,
                       12/15/08............................           304,950
          275,000   Dobson Communications Corp.
                       11.75%, 4/15/07.....................           317,625


              PAR
            VALUE                                                       VALUE
-----------------------------------------------------------------------------
      (c) 405,000   Dolphin Telecommunications plc
                      0.00%, 6/1/08 .........................     $   197,438
      (c) 325,000   Dolphin Telecommunications plc
                      0.00%, 5/15/09 ........................         151,125
          410,000   Echostar DBS Corp. 9.375%, 2/1/09 .......         411,435
          315,000   Global Crossing Holdings Ltd.
                      9.625%, 5/15/08 .......................         314,212
          305,000   Globalstar LP/Capital 11.375%, 2/15/04 ..         201,300
           45,000   Globalstar LP/Capital 11.50%, 6/1/05 ....          29,250
          325,000   Hermes Europe Railtel BV 10.375%,
                      1/15/09 ...............................         321,750
          275,000   Hermes Europe Railtel BV 11.50%,
                      8/15/07 ...............................         283,250
      (c) 520,000   Hyperion Telecommunications 0.00%,
                      4/15/03 ...............................         462,150
      (c) 800,000   Intermedia Communications,
                      Series B, 0.00%, 7/15/07 ..............         596,000
          375,000   Iridium LLC/Capital Corp., Series A,
                      13.00%, 7/15/05 .......................          16,875
           80,000   IXC Communications, Inc. 9.00%,
                      4/15/08 ...............................          80,800
          205,000   Metromedia Fiber Network 10.00%,
                      11/15/08 ..............................         207,460
          445,000   Multicanal S.A. 10.50%, 2/1/07 ..........         384,511
      (c) 300,000   Nextel Communications, Inc. 0.00%,
                      8/15/04 ...............................         309,000
      (c) 875,000   Nextel Communications, Inc. 0.00%,
                      9/15/07 ...............................         656,250
      (c) 465,000   NEXTLINK Communications, Inc.
                      0.00%, 4/15/08 ........................         304,575
       (b) 90,000   NEXTLINK Communications, Inc.
                      10.75%, 11/15/08 ......................          92,700
      (c) 660,000   NTL, Inc. 0.00%, 4/1/08 .................         453,750
      (c) 400,000   Occidente Y Caribe 0.00%, 3/15/04 .......         200,000
          195,000   OnePoint Communications Corp.
                      14.50%, 6/1/08 ........................         127,725
           45,000   Primus Telecommunications Group
                      11.25%, 1/5/09 ........................          43,538
          370,000   Primus Telecommunications Group,
                      Series B, 9.875%, 5/15/08 .............         340,400
          225,000   PSINet, Inc. 10.00%, 2/15/05 ............         222,750
          165,000   PSINet, Inc., Series B, 11.00%, 8/1/09 ..         168,300
      (c) 150,000   RCN Corp. 0.00%, 10/15/07 ...............         106,875
    (b,c) 370,000   RCN Corp. 0.00%, 2/15/03 ................         242,350
           17,000   RSL Communications plc 12.25%,
                      11/15/06 ..............................          17,340
          470,000   RSL Communications plc 9.125%, 3/1/08 ...         418,300
      (c) 675,000   RSL Communications plc 0.00%, 3/1/08 ....         415,125
          280,000   Satelites Mexicanos S.A., Series B,
                      10.125%, 11/1/04 ......................         190,400
          295,000   Tele1 Europe BV 13.00%, 5/15/09 .........         306,063
      (b) 180,000   Total Access Communications PCL
                      2.00%, 5/31/06 ........................         174,600
      (c) 425,000   Viatel, Inc., Series A, 0.00%, 4/15/08 ..         267,750
      (b) 110,000   Voicestream Wire Co. 10.375%,
                      11/15/09 ..............................         113,300
                                                                  -----------
                                                                   10,383,784
                                                                  -----------

  UTILITIES (0.8%)
        335,000 AES Corp. 8.50%, 11/1/07 ....................         313,225
                                                                  -----------
TOTAL CORPORATE BONDS & NOTES ...............................      35,059,594
                                                                  -----------
ASSET BACKED  SECURITIES+ (1.4%)
  AEROSPACE & DEFENSE (0.4%)
        150,463   Aircraft Lease Portfolio Securitization
                    Ltd., Series 1996-1, Class D,
                     12.75%, 6/15/06 ........................         150,463
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                        PORTFOLIO OF INVESTMENTS (CONT.)

                               DECEMBER 31, 1999
                                  (UNAUDITED)

              PAR
            VALUE                                                       VALUE
-----------------------------------------------------------------------------
  FINANCIAL SERVICES (1.0%)
$   (b) 228,665   CA FM Lease Trust 8.50%, 7/15/17 ...........     $  212,658
        225,609   Commercial Financial Services, Inc.,
                    1997-5, Class A1, 7.72%, 6/15/05 .........         56,402
    (b) 121,526   Federal Mortgage Acceptance
                    Corporation, Series 1996-B,
                    Class C, 7.929%, 11/1/18 .................         42,532
         53,900   Long Beach Acceptance Auto
                    Grantor Trust,
                    Series 1997-1, Class B, 14.22%,
                    10/26/03 .................................         53,141
                                                                   ----------
                                                                      364,733
                                                                   ----------
TOTAL ASSET BACKED SECURITIES ................................        515,196
                                                                   ----------
FOREIGN GOVERNMENT BONDS+ (1.0%)
  SOVEREIGN & EMERGING MARKETS (1.0%)
        470,000   United Mexican States Par Bond
                  6.25%, 12/31/19 ............................        370,419
                                                                   ----------

          Shares
----------------
PREFERRED STOCKS+ (3.2%)
  BROADCAST--RADIO & TELEVISION (0.9%)
          3,412   Paxson Communications 11.625% ..............        348,877
                                                                   ----------
  RETAIL--GENERAL (0.4%)
          3,150   Kmart Financing 7.75% ......................        138,994
                                                                   ----------
  TELECOMMUNICATIONS (1.9%)
      (a) 1,944   Concentric Network Corp. 13.50% ............        192,456
      (a) 1,599   Dobson Communications Corp. 13.00% .........        174,280
        (a) 277   IXC Communications, Inc. PIK 9.00% .........        306,956
         (a) 50   Nextel Communications, Inc. 13.00% .........         54,000
                                                                   ----------
                                                                      727,692
                                                                   ----------
TOTAL PREFERRED STOCKS .......................................      1,215,563
                                                                   ==========

          NO. OF
        WARRANTS
----------------
WARRANTS+ (0.4%)
  COMPUTERS (0.0%)
      (a) 9,000   Wam!Net, Inc., expiring 3/1/05 .............         20,250
                                                                  -----------
  TELECOMMUNICATIONS (0.4%)
    (a,b) 3,000   American Mobile Satellite Corp.,
                    expiring 4/1/80 ..........................         12,000
      (a,b) 210   Globalstar Telecom, expiring 2/15/04 .......         31,500
   (a,b) 16,000   Occidente Y Caribe, expiring 3/15/04 .......         24,000
    (a,b) 1,950   OnePoint Communications Corp.,
                    expiring 6/1/08 ..........................            195
    (a,b) 2,950   Tele1 Europe BV expiring 5/15/09 ...........         50,568
                                                                  -----------
                                                                      118,263
                                                                  -----------
TOTAL WARRANTS  ..............................................        138,513
                                                                  ===========
TOTAL LONG-TERM INVESTMENTS (98.5%) (COST $39,342,830) .......     37,299,285
                                                                  ===========


              PAR
            VALUE                                                        VALUE
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
  REPURCHASE AGREEMENT (1.5%)
$    567,000  Chase Securities, Inc., 2.60%, dated
                12/31/99, due 1/3/00, to be
                repurchased at  $568,229
                collateralized by $578,822 U.S.
                Treasury Notes, 6.125%,
                due 12/31/01, valued at $578,822
                (COST $567,000) ............................      $    567,000
TOTAL INVESTMENTS (100.0%) (COST $39,909,830) ..............        37,866,285
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%) ...............            (8,468)
NET ASSETS (100%) ..........................................      $ 37,857,817
                                                                  ============

----------

(a)    -- Non-income producing security
(b)    -- 144A Security--Certain conditions for public sale may exist.
(c) -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of December 31,1999. Maturity date disclosed is the ultimate maturity date.
MTN    -- Medium Term Note
PCL    -- Public Company Limited
PIK    -- Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
+      -- Classified by sectors which represent broad groupings of related industries.

--------------------------------------------------------------------------------

                   SUMMARY OF LONG-TERM INVESTMENTS BY COUNTRY

                                                           PERCENT OF
        COUNTRY                                VALUE       NET ASSETS
        -------                             ------------   ----------
        United States..................     $ 30,640,838     80.9%
        Netherlands....................        1,601,931      4.2
        Mexico.........................        1,187,944      3.1
        United Kingdom.................          788,625      2.1
        Indonesia......................          555,000      1.5
        Canada.........................          539,688      1.4
        Australia......................          466,475      1.2
        Argentina......................          384,511      1.0
        Philippines....................          360,800      1.0
        Korea..........................          271,973      0.7
        Colombia.......................          224,000      0.6
        Thailand.......................          174,600      0.5
        Maurtius.......................          102,900      0.3
                                            ------------    -----
                                            $ 37,299,285     98.5%
                                            ============    =====


    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at Value (Cost $39,909,830) .......................................................   $ 37,866,285
  Cash ..........................................................................................          8,587
  Receivable for:
    Interest ....................................................................................        788,882
    Fund Shares Sold ............................................................................          8,691
  Deferred Organizational Costs .................................................................          6,764
                                                                                                    ------------
    Total Assets ................................................................................     38,679,209
                                                                                                    ------------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed ........................................................................        453,027
    Dividends Declared ..........................................................................        239,220
    Distribution Fees ...........................................................................         53,329
    Shareholder Reporting Expense ...............................................................         25,844
    Directors' Fees and Expenses ................................................................         18,195
    Professional Fees ...........................................................................         15,109
    Administrative Fees .........................................................................          8,599
    Transfer Agent Fees .........................................................................          3,804
    Investment Advisory Fees ....................................................................            997
    Custody Fees ................................................................................            579
  Other .........................................................................................          2,689
                                                                                                    ------------
    Total Liabilities ...........................................................................        821,392
                                                                                                    ------------
NET ASSETS ......................................................................................   $ 37,857,817
                                                                                                    ============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) .......................   $      3,273
  Paid in Capital in Excess of Par ..............................................................     40,317,088
  Accumulated Net Investment Income .............................................................        199,063
  Accumulated Net Realized Loss .................................................................       (618,062)
  Net Unrealized Depreciation on Investments ....................................................     (2,043,545)
                                                                                                    ------------
NET ASSETS ......................................................................................   $ 37,857,817
                                                                                                    ============
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on Net Assets of $8,376,655 and 722,909
    Shares Outstanding) .........................................................................   $      11.59
                                                                                                    ============
  Maximum Sales Charge ..........................................................................           4.75%

  Maximum Offering Price Per Share (Net Asset Value Per Share x 100 / (100 - maximum
    sales charge)) ..............................................................................   $      12.17
                                                                                                    ============
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net Assets of $22,173,616 and
    1,917,928 Shares Outstanding)* ..............................................................   $      11.56
                                                                                                    ============
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net Assets of $7,307,546 and 631,964
    Shares Outstanding)* ........................................................................   $      11.56
                                                                                                    ============

----------

* Redemption price may be subject to a contingent deferred sales charge.


    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            STATEMENT OF OPERATIONS

                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends .......................................................................................   $     1,889
  Interest ........................................................................................     1,915,735
                                                                                                      -----------
   Total Income ...................................................................................     1,917,624
                                                                                                      ===========
EXPENSES:
  Distribution Fees (Attributed to Classes A, B and C of $10,276, $114,167 and $39,208,
    respectively) .................................................................................       163,651
  Investment Advisory Fees ........................................................................       145,889
  Administrative Fees .............................................................................        50,140
  Shareholder Reports .............................................................................        32,177
  Professional Fees ...............................................................................        17,792
  Filing and Registration Fees ....................................................................        14,637
  Transfer Agent Fees .............................................................................        10,885
  Directors' Fees and Expenses ....................................................................        10,100
  Custodian Fees ..................................................................................         1,923
  Other ...........................................................................................         6,805
                                                                                                      -----------
   Total Expenses .................................................................................       453,999
   Less Expense Reductions ........................................................................       (95,582)
                                                                                                      -----------
   Net Expenses ...................................................................................       358,417
                                                                                                      -----------
Net Investment Income/Loss ........................................................................     1,559,207
                                                                                                      -----------

NET REALIZED GAIN/LOSS ON:
  Investments .....................................................................................      (182,924)
                                                                                                      -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .........................................................................    (1,794,264)
                                                                                                      -----------
  End of the Period:
   Investments ....................................................................................    (2,043,545)
                                                                                                      -----------
Net Unrealized Appreciation/Depreciation During the Period ........................................      (249,281)
                                                                                                      -----------
Net Realized Gain/Loss and Net Unrealized Appreciation/Depreciation ...............................      (432,205)
                                                                                                      -----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................   $ 1,127,002
                                                                                                      ===========


    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                            SIX MONTHS ENDED
                                                                                            DECEMBER 31, 1999        YEAR ENDED
                                                                                                  (UNAUDITED)     JUNE 30, 1999
                                                                                            -----------------     -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss .............................................................  $       1,559,207     $   2,996,000
  Net Realized Gain/Loss .................................................................           (182,924)         (344,000)
  Net Unrealized Appreciation/Depreciation ...............................................           (249,281)       (2,004,000)
                                                                                            -----------------     -------------
  Net Increase/Decrease in Net Assets Resulting from Operations ..........................          1,127,002           648,000
                                                                                            -----------------     -------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A ..............................................................................           (331,647)         (749,000)
    Class B ..............................................................................           (836,543)       (1,540,000)
    Class C ..............................................................................           (287,109)         (603,000)
                                                                                            -----------------     -------------
                                                                                                   (1,455,299)       (2,892,000)
                                                                                            -----------------     -------------
  Net Realized Gain:
    Class A ..............................................................................                 --           (61,000)
    Class B ..............................................................................                 --          (152,000)
    Class C ..............................................................................                 --           (59,000)
  In Excess of Net Realized Gain:
    Class A ..............................................................................                 --           (97,000)
    Class B ..............................................................................                 --          (244,000)
    Class C ..............................................................................                 --           (94,000)
                                                                                            -----------------     -------------
                                                                                                           --          (707,000)
                                                                                            -----------------     -------------
  Net Decrease in Net Assets Resulting from Distributions ................................         (1,455,299)       (3,599,000)
                                                                                            -----------------     -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed .............................................................................          7,305,630        27,018,000
  Distributions Reinvested ...............................................................            807,377         2,061,000
  Redeemed ...............................................................................         (8,592,515)      (21,840,000)
                                                                                            -----------------     -------------
  Net Increase/Decrease in Net Assets Resulting from Capital Share Transactions ..........           (479,508)        7,239,000
                                                                                            -----------------     -------------
  Total Increase/Decrease in Net Assets ..................................................           (807,805)        4,288,000
NET ASSETS--Beginning of Period ..........................................................         38,665,622        34,378,000
                                                                                            -----------------     -------------
NET ASSETS--End of Period (Including accumulated net investment income of
  $199,063 and $95,000, respectively) ....................................................  $      37,857,817     $  38,666,000
                                                                                            =================     =============
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    Shares:
      Subscribed .........................................................................            343,333         1,215,000
      Distributions Reinvested ...........................................................             18,596            43,000
      Redeemed ...........................................................................           (334,114)       (1,180,000)
                                                                                            -----------------     -------------
    Net Increase/Decrease in Class A Shares Outstanding ..................................             27,815            78,000
                                                                                            =================     =============
    Dollars:
      Subscribed .........................................................................  $       3,976,466     $  14,702,000
      Distributions Reinvested ...........................................................            213,955           520,000
      Redeemed ...........................................................................         (3,870,871)      (14,249,000)
                                                                                            -----------------     -------------
    Net Increase/Decrease ................................................................  $         319,550     $     973,000
                                                                                            =================     =============
    Ending Paid in Capital ...............................................................  $       8,705,288     $   8,385,000+
                                                                                            =================     =============
    Class B:
    Shares:
      Subscribed .........................................................................            215,317           768,000
      Distributions Reinvested ...........................................................             36,050            89,000
      Redeemed ...........................................................................           (278,190)         (371,000)
                                                                                            -----------------     -------------
    Net Increase/Decrease in Class B Shares Outstanding ..................................            (26,823)          486,000
                                                                                            =================     =============
    Dollars:
      Subscribed .........................................................................  $       2,495,263     $   9,251,000
      Distributions Reinvested ...........................................................            413,955         1,068,000
      Redeemed ...........................................................................         (3,209,236)       (4,454,000)
                                                                                            -----------------     -------------
    Net Increase/Decrease ................................................................  $        (300,018)    $   5,865,000
                                                                                            =================     =============
    Ending Paid in Capital ...............................................................  $      23,886,253     $  24,185,000+
                                                                                            =================     =============
    Class C:
    Shares:
      Subscribed .........................................................................             71,941           255,000
      Distributions Reinvested ...........................................................             15,627            40,000
      Redeemed ...........................................................................           (131,302)         (264,000)
                                                                                            -----------------     -------------
    Net Increase/Decrease in Class C Shares Outstanding ..................................            (43,734)           31,000
                                                                                            =================     =============
    Dollars:
      Subscribed .........................................................................  $         833,901     $   3,065,000
      Distributions Reinvested ...........................................................            179,467           473,000
      Redeemed ...........................................................................         (1,512,408)       (3,137,000)
                                                                                            -----------------     -------------
    Net Increase/Decrease ................................................................  $        (499,040)    $     401,000
                                                                                            =================     =============
    Ending Paid in Capital ...............................................................  $       7,728,820     $   8,227,000+
                                                                                            =================     =============

----------
+Ending Paid in Capital amounts do not reflect permanent book to tax differences.

    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS


                                                                     CLASS   A
                                            -----------------------------------------------------------
                                              SIX MONTHS
                                                   ENDED
                                            DECEMBER 31,        YEAR ENDED JUNE 30,        MAY 1, 1996*
                                                    1999    ----------------------------             TO
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)#     1999#      1998#     1997    JUNE 30, 1996
----------------------------------          ------------    --------  --------  --------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD ......     $ 11.682    $ 12.661  $  12.86  $  11.92        $ 12.00
                                                --------    --------  --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..............        0.499       1.006      0.97      1.07           0.13
  Net Realized and Unrealized Gain/Loss ...       (0.126)     (0.790)     0.35      0.99          (0.09)
                                                --------    --------  --------  --------        -------
  Total From Investment Operations ........        0.373       0.216      1.32      2.06           0.04
                                                --------    --------  --------  --------        -------
DISTRIBUTIONS
  Net Investment Income ...................       (0.468)     (0.967)    (0.97)    (1.07)         (0.12)
  Net Realized Gain .......................           --      (0.088)    (0.55)    (0.05)            --
  In Excess of Net Realized Gain ..........           --      (0.140)       --        --             --
                                                --------    --------  --------  --------        -------
  Total Distributions .....................       (0.468)     (1.195)    (1.52)    (1.12)         (0.12)
                                                --------    --------  --------  --------        -------
NET ASSET VALUE, END OF PERIOD ............     $ 11.587    $ 11.682  $  12.66  $  12.86        $ 11.92
                                                ========    ========  ========  ========        =======
TOTAL RETURN (1) ..........................         3.34%**     1.90%    10.81%    18.12%          0.29%**
                                                ========    ========  ========  ========        =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets,  End of Period (000's) ........     $  8,377    $  8,120  $  7,813  $  8,980        $ 3,907
Ratio of Expenses to Average Net Assets ...         1.25%       1.25%     1.25%     1.25%          1.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets ......................         8.61%       8.39%     7.42%     8.83%          6.85%
Portfolio Turnover Rate ...................           18%**       41%       81%      104%            10%**
                                                --------    --------  --------  --------        -------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
   Income/Loss ............................     $   0.03    $   0.06  $   0.08  $   0.10        $  0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ..........         1.74%       1.72%     1.89%     2.04%          3.51%
  Net Investment Income/Loss to Average
   Net Assets .............................         8.11%       7.93%     6.78%     8.04%          4.59%
                                                --------    --------  --------  --------        -------

                                                                     CLASS   B
                                            -----------------------------------------------------------
                                              SIX MONTHS
                                                   ENDED
                                            DECEMBER 31,        YEAR ENDED JUNE 30,        MAY 1, 1996*
                                                    1999    ----------------------------             TO
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)#     1999#      1998#     1997    JUNE 30, 1996
----------------------------------          ------------    --------  --------  --------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD ......     $ 11.655    $ 12.630  $  12.86  $  11.93        $ 12.00
                                                --------    --------  --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..............        0.454       0.912      0.87      0.98           0.12
  Net Realized and Unrealized Gain/Loss ...       (0.122)     (0.776)     0.34      0.99          (0.09)
                                                --------    --------  --------  --------        -------
  Total From Investment Operations ........        0.332       0.136      1.21      1.97           0.03
                                                --------    --------  --------  --------        -------
DISTRIBUTIONS
  Net Investment Income ...................       (0.426)     (0.883)    (0.89)    (0.99)         (0.10)
  Net Realized Gain .......................           --      (0.088)    (0.55)    (0.05)            --
  In Excess of Net Realized Gain ..........           --      (0.140)       --        --             --
                                                --------    --------  --------  --------        -------
  Total Distributions .....................       (0.426)     (1.111)    (1.44)    (1.04)         (0.10)
                                                --------    --------  --------  --------        -------
NET ASSET VALUE, END OF PERIOD ............     $ 11.561    $ 11.655  $  12.63  $  12.86        $ 11.93
                                                ========    ========  ========  ========        =======
TOTAL RETURN (1) ..........................         2.88%**     1.28%     9.86%    17.22%          0.21%**
                                                ========    ========  ========  ========        =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets,  End of Period (000's) ........     $ 22,174    $ 22,667  $ 18,420  $  8,617        $ 3,421
Ratio of Expenses to Average Net Assets ...         2.00%       2.00%     2.00%     2.00%          2.00%
Ratio of Net Investment Income/Loss to
  Average Net Assets ......................         7.86%       7.63%     6.70%     7.99%          6.08%
Portfolio Turnover Rate ...................           18%**       41%       81%      104%            10%**
                                                --------    --------  --------  --------        -------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
   Income/Loss ............................     $   0.03    $   0.06  $   0.08  $   0.10        $  0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ..........         2.49%       2.48%     2.64%     2.82%          4.25%
  Net Investment Income/Loss to Average
   Net Assets .............................         7.36%       7.16%     6.04%     7.17%          3.83%
                                                --------    --------  --------  --------        -------


                                                                                         CLASS C
                                                       ------------------------------------------------------------------------
                                                        SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                       DECEMBER 31, 1999        ----------------------------  MAY 1, 1996(*) TO
SELECTED PER SHARE DATA AND RATIOS                          (UNAUDITED)#         1999#      1998#     1997        JUNE 30, 1996
----------------------------------                     -----------------        --------   -------   -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD ................           $ 11.660        $ 12.634   $ 12.86   $ 11.93            $ 12.00
                                                                --------        --------   -------   -------            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ........................              0.454           0.912      0.86      0.99               0.12
  Net Realized and Unrealized Gain/Loss .............             (0.125)         (0.775)     0.35      0.98              (0.09)
                                                                --------        --------   -------   -------            -------
  Total From Investment Operations ..................              0.329           0.137      1.21      1.97               0.03
                                                                --------        --------   -------   -------            -------
DISTRIBUTIONS
  Net Investment Income .............................             (0.426)         (0.883)    (0.89)    (0.99)             (0.10)
  Net Realized Gain .................................                 --          (0.088)    (0.55)    (0.05)                --
  In Excess of Net Realized Gain ....................                 --          (0.140)       --        --                 --
                                                                --------        --------   -------   -------            -------
  Total Distributions ...............................             (0.426)         (1.111)    (1.44)    (1.04)             (0.10)
                                                                --------        --------   -------   -------            -------
NET ASSET VALUE, END OF PERIOD ......................           $ 11.563        $ 11.660   $ 12.63   $ 12.86            $ 11.93
                                                                ========        ========   =======   =======            =======
TOTAL RETURN (1) ....................................               2.88%**         1.28%     9.86%    17.21%              0.21%**
                                                                ========        ========   =======   =======            =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...................           $  7,307        $  7,879   $ 8,145   $ 4,970            $ 3,316
Ratio of Expenses to Average Net Assets .............               2.00%           2.00%     2.00%     2.00%              2.00%
Ratio of Net Investment Income/Loss
  to Average Net Assets .............................               7.86%           7.61%     6.63%     8.03%              6.07%
Portfolio Turnover Rate .............................                 18%**           41%       81%      104%                10%**
                                                       -----------------        --------   -------   -------  -----------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment Income/Loss ...           $   0.03        $   0.06   $  0.08   $  0.11            $  0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets ....................               2.49%           2.48%     2.64%     2.88%              4.25%
  Net Investment Income/Loss to Average Net Assets ..               7.36%           7.14%     6.01%     7.15%              3.82%
                                                       -----------------        --------   -------   -------  -----------------

  * Commencement of operations
 ** Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999
                                   (UNAUDITED)

The Van Kampen High Yield & Total Return Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment Company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to maximize total return by investing in a diversified portfolio of high-yield, high-risk income that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services. The Fund commenced operations on May 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                 CONTINGENT
                                  DEFERRED
                                SALES CHARGE
                              ----------------
YEAR OF REDEMPTION            CLASS B  CLASS C
------------------            -------  -------
First .......................  4.00%    1.00%
Second ......................  4.00%    None
Third .......................  3.00%    None
Fourth ......................  2.50%    None
Fifth .......................  1.50%    None
Thereafter ..................  None     None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At December 31, 1999, approximately 85% of the net assets of the Fund consisted of high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

                                DECEMBER 31, 1999
                                   (UNAUDITED)

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $435,000.

At December 31, 1999, cost and unrealized appreciation/depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                                NET
                                                           APPRECIATION/
      COST                  APPREC.          DEPREC.       DEPRECIATION
      ----                 --------       ------------     -------------
   $39,909,830             $635,133       $(2,678,678)      $(2,043,545)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ( "MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                           CLASS A        AND CLASS C
                        MAX. OPERATING   MAX. OPERATING
        ADVISORY FEE    EXPENSE RATIO    EXPENSE RATIO
        ------------    -------------    -------------
           0.75%            1.25%             2.00%

For the period ended December 31, 1999, the Fund recognized expenses of $1,464 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)

                                DECEMBER 31, 1999

                                   (UNAUDITED)

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $23,009 for Class A shares and deferred sales charges of $56,215 and $611 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $6,954,776 and sales of $6,685,094 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.


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